UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10509

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Ave., N.W., 2nd Floor

Washington, D.C. 20036-1800

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 - December 31, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AXA Premier VIP Trust

2004 Certified

Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

AXA Premier VIP Trust Annual Report

December 31, 2004

A Message from the Chairman of AXA Premier VIP Trust

Dear Policyholder,

We are pleased to provide this annual report to investors of AXA Premier VIP Trust. The report summarizes investment trends and results for 2004, which concluded with a strong rally in global stock markets and better than expected bond market performance, given a series of rate increases by the Federal Reserve.

The U.S. stock market extended the rally that began in 2003 for a second straight year as the S&P 500 Index returned 10.9% for 2004. However, most of the total return was contributed in a strong fourth quarter. For yet another year, value stocks were stronger than growth and small-cap stocks beat large-cap. Among top-performing major U.S. stock market indexes, the Russell 2000 Index of small-cap stocks returned 18.3% for the year, while the Russell 2000 Value Index earned 22.3%.

Another major theme in global investment markets was the weakness of the U.S. dollar. Over the past two years, the dollar has declined against the euro from near parity to an all-time low of just 0.74 euro per dollar on December 27, 2004. The fading dollar boosted returns in international equities (when measured in dollars) and the MSCI EAFE benchmark of developed foreign markets returned 20.3% for all of 2004. The MSCI Emerging Markets Index performed even better for the year, up 26.0%.

The Federal Reserve raised rates five times from July through December after four years of no rate increases. Bond investors were justifiably anxious about the impact on prices and performance, but bonds survived the year in relatively good shape. The Lehman Brothers Aggregate Bond Index returned 4.3% for the full year, while the Lehman Brothers High Yield U.S. Corporate Index, which measures the performance of below investment grade securities, was up 11.1% for the year.

In this report, you can learn about the performance and recent strategies of the Trust’s portfolios. As you evaluate this information, keep in mind the ability to diversify your assets by combining several choices with the help of your financial professional. As always, you should look to your financial professional for personal assistance and answers to any questions you may have about your investment options. In addition, please refer to the prospectus supplement(s) included in this report for important information about the investment options offered under your policy.

We appreciate the confidence you have placed in us and wish you great investment success in 2005.

Sincerely,

Steven M. Joenk

Chairman, President and Chief Executive Officer

AXA Premier VIP Trust

GE-31100 (1/05)

Past performance is not indicative of future results.

2004 Market Overview

DOMESTIC EQUITIES

The U.S. equity market erupted in the fourth quarter with stocks finishing 2004 on a high note. Led by Technology, Consumer, and Utility stocks, the benchmark S&P 500 rallied 8.7% in the final three months of the year, accounting for most of the total return for the year. Receding energy prices combined with stable long-term interest rates and strong third quarter profit reports underpinned equities’ advance, despite ongoing short-term interest rate hikes by the Federal Reserve. Steady employment trends, resilient consumer demand, and the definitive outcome of the Presidential election lent additional support.

The strong fourth quarter masked an otherwise challenging and sometimes frustrating nine months of see-sawing, during which stocks essentially consolidated the strong gains registered in 2003. After starting 2004 with solid upward momentum, gains eroded steadily beginning in February, as investors began to anticipate rising interest rates following two exceptionally strong quarters of GDP growth. Fueled by a spike in bond yields that pushed the ten year Treasury note to 4.87% from 4.25% at the end of 2003, weakness in equities persisted into the third quarter, by which time oil was soaring towards $50 per barrel and the Federal Reserve began a series of interest rate hikes. Despite mounting headwinds, including considerable election uncertainty and an unexpected slowdown in job creation, consumers continued to spend, businesses continued to invest, and GDP growth remained solid. Both bonds and stocks regained their footing in the third quarter. The yield on the ten year Treasury note fell to 4.00% and the S&P 500 Index managed to close the September quarter 1.27% to the plus side on the year.

On the equity side, growth stocks staged a comeback in the year’s final month, but value trounced growth in 2004. The S&P/Barra Value Index returned 15.3%, more than two and one-half times the 5.8% return for the S&P/Barra Growth Index. In terms of size, smaller was clearly better in 2004 across the board. The Russell 2000 Index gained 18.3% for the year versus 11.5% for the large capitalization Russell 1000 Index, while the small-cap S&P 600 doubled the return on the S&P 500 (22.8% versus 10.7%).

INTERNATIONAL EQUITIES

International equity markets ended 2004 on a high note, posting solid returns for the fourth quarter and the year. Softer oil prices and a definitive result to the U.S. Presidential election helped market sentiment. Exchange rate fluctuations played a major role, as the dollar fell against the euro and other major currencies. The strongest sectors were Utilities and Energy, while the weakest were Information Technology and Health Care. In dollar-terms, two relatively minor countries in the index were the top performers for the year: Austria and Norway. On the other end of the spectrum, Finland and the Netherlands were the bottom performing developed market countries for the year.

FIXED INCOME

Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term rates increased over 100 basis points during the quarter and fixed income markets sold off, giving back all the gains of the first quarter.

The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 4.34 percent for the year, despite a tightening cycle by the Federal Reserve that began in May. The central bank raised the federal funds rate five times during the year for a total of 125 basis points. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

NOTES ON PERFORMANCE

Total Returns

Performance of the AXA Premier VIP Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contract holder can invest directly in the AXA Premier VIP Trust Portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the AXA Premier VIP Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in both Class A and Class B shares of each Portfolio of the AXA Premier VIP Trust. The periods illustrated are from the inception dates shown through December 31, 2004. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable only to Class B shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Conservative Allocation Index

The Conservative Allocation Index is a hypothetical combination of unmanaged indices. The composite index combines the total return of the S&P 500 and the Lehman Brothers Aggregate Bond Index at a weighting of 20% and 80%, respectively.

Conservative-Plus Allocation Index

The Conservative-Plus Allocation Index is a hypothetical combination of unmanaged indices. The composite index combines the total return of the S&P 500 and the Lehman Brothers Aggregate Bond Index at a weighting of 40% and 60%, respectively.

Moderate Allocation Index

The Moderate Allocation Index is a hypothetical combination of unmanaged indices. The composite index combines the total return of the S&P 500 and the Lehman Brothers Aggregate Bond Index at a weighting of 50% and 50%, respectively.

Moderate-Plus Allocation Index

The Moderate-Plus Allocation Index is a hypothetical combination of unmanaged indices. The composite index combines the total return of the S&P 500, the Morgan Stanley Capital International EAFE Index and the Lehman Brothers Aggregate Bond Index at a weighting of 60%, 15% and 25%, respectively.

Aggressive Allocation Index

The Aggressive Allocation Index is a hypothetical combination of unmanaged indices. The composite index combines the total return of the S&P 500, the Morgan Stanley Capital International EAFE Index and the Lehman Brothers Aggregate Bond Index at a weighting of 75%, 15% and 10%, respectively.

Credit Suisse First Boston High Yield Index

An unmanaged trader-priced index that mirrors the public high-yield debt market.

Lehman Brothers Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australasia and the Far East.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 1000® Technology Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme.

Russell 1000® Health Care Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed Health Care companies by the Russell sector classification scheme.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	6.29%	8.69%
Portfolio - B Shares	6.02	8.42
Conservative Allocation Index	5.67	7.53

*	Date of inception 7/31/03

Returns for less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 6.29% for the year ending December 31, 2004. The Portfolio’s composite benchmark, the Conservative Allocation Index, returned 5.67% over the same period.

How the Portfolio Invests

This portfolio is designed as a “fund of funds,” meaning that it seeks to invest only in shares of other funds to achieve its principal investment objective. The underlying funds in which the portfolio invests emphasize different asset classes, such as large cap and small cap stocks and high yield and investment grade bonds. All of the underlying funds are actively managed by different teams of portfolio managers with expertise in various investment disciplines such as growth stocks, value stocks, and fixed income securities of all kinds. The underlying funds are selected from a large universe of portfolios that are offered through AXA Equitable’s variable fund series, EQ Advisors Trust and AXA Premier VIP Trust.

Portfolio Adviser

A team of professionals within AXA’s Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the target allocations and underlying fund selections for the portfolio. The team is responsible for rebalancing the portfolio as necessary to keep the portfolio’s pre-arranged target allocations. The team also regularly monitors the performance of the underlying funds and the overall investment process and performance for the portfolio.

Portfolio Highlights

For the year ending December 31, 2004

The target allocation for the portfolio is 80% fixed income investments and 20% equity investments. The fixed income portion of the portfolio currently consists of two investment grade bond funds and one high yield fund. The equity portion currently consists of three funds that invest in large-size companies and three funds that invest in small to medium-size companies. The equity funds represent a combination of both value and growth investment styles.

During 2004, all of the underlying funds contributed positively to the overall performance of the portfolio. On an absolute basis, the strongest contribution came from holding AXA Premier VIP Core Bond, which accounted for a significant share of the portfolio’s total return. The portfolio’s equity investments also added positively to performance across all market capitalizations and styles.

AXA CONSERVATIVE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies)

As of December 31, 2004

AXA Premier VIP Core Bond Portfolio	51.3%
EQ/Alliance Quality Bond Portfolio	17.1
AXA Premier VIP High Yield Portfolio	10.1
AXA Premier VIP Aggressive Equity Portfolio	6.9
EQ/Marsico Focus Portfolio	5.1
AXA Premier VIP Small/Mid Cap Value Portfolio	4.0
AXA Premier VIP Small/Mid Cap Growth Portfolio	2.7
EQ/Alliance Premier Growth Portfolio	1.4
EQ/Lazard Small Cap Value Portfolio	1.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,052.70	$0.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	1,052.00	1.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	7.96%	11.44%
Portfolio - B Shares	7.68	11.16
Conservative-Plus Allocation Index	6.99	10.03

*	Date of inception 7/31/03

Returns for less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 7.96% for the year ending December 31, 2004. The Portfolio’s composite benchmark, the Conservative-Plus Allocation Index, returned 6.99% over the same period.

How the Portfolio Invests

This portfolio is designed as a “fund of funds,” meaning that it seeks to invest only in shares of other funds to achieve its principal investment objective. The underlying funds in which the portfolio invests emphasize different asset classes, such as large cap and small cap stocks and high yield and investment grade bonds. All of the underlying funds are actively managed by different teams of portfolio managers with expertise in various investment disciplines such as growth stocks, value stocks, and fixed income securities of all kinds. The underlying funds are selected from a large universe of portfolios that are offered through AXA Equitable’s variable fund series, EQ Advisors Trust and AXA Premier VIP Trust.

Portfolio Adviser

A team of professionals within AXA’s Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the target allocations and underlying fund selections for the portfolio. The team is responsible for rebalancing the portfolio as necessary to keep the portfolio’s pre-arranged target allocations. The team also regularly monitors the performance of the underlying funds and the overall investment process and performance for the portfolio.

Portfolio Highlights

For the year ending December 31, 2004

The target allocation for the portfolio is 60% fixed income investments and 40% equity investments. The fixed income portion of the portfolio currently consists of two investment grade bond funds and one high yield fund. The equity portion currently consists of four funds that invest in large-size companies and three funds that invest in small to medium-size companies. The equity funds represent a combination of both value and growth investment styles.

During 2004, all of the underlying funds contributed positively to the overall performance of the portfolio. On an absolute basis, the strongest contribution came from holding AXA Premier VIP Core Bond. The portfolio’s investment in AXA Premier VIP High Yield also contributed significantly to performance. The portfolio’s equity investments added positively to performance across all market capitalizations and styles. The largest equity contributors, on an absolute basis, came from two of the portfolio’s large cap growth holdings, EQ/Marsico Focus and AXA Premier VIP Aggressive Equity.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies)

As of December 31, 2004

AXA Premier VIP Core Bond Portfolio	36.1%
EQ/Alliance Quality Bond Portfolio	12.0
AXA Premier VIP Aggressive Equity Portfolio	10.7
AXA Premier VIP High Yield Portfolio	10.0
EQ/Marsico Focus Portfolio	8.0
AXA Premier VIP Small/Mid Cap Value Portfolio	7.9
AXA Premier VIP Small/Mid Cap Growth Portfolio	5.3
EQ/Mercury Basic Value Equity Portfolio	5.1
EQ/Lazard Small Cap Value Portfolio	2.6
EQ/Alliance Premier Growth Portfolio	2.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,060.50	$0.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	1,059.70	1.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA MODERATE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.
Portfolio – A Shares	8.99%	1.98%	8.96%	10.04	%*
Portfolio – B Shares	8.75	1.72	8.75	9.78	**
Moderate Allocation Index†	7.65	3.00	10.24	10.59	*

*	Date of inception 1/27/86
**	Investment operations commenced with respect to Class B shares on July 8, 1998. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.
†	In 2003, the Portfolio changed its benchmark index to the Moderate Allocation Index, which the Investment Manager believes more closely reflects the market sectors in which the Portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On August 15, 2003, the EQ/Balanced Portfolio was reorganized into the AXA Moderate Allocation Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 8.99% for the year ending December 31, 2004. The Portfolio’s composite benchmark, the Moderate Allocation Index, returned 7.65% over the same period.

How the Portfolio Invests

This portfolio is designed as a “fund of funds,” meaning that it seeks to invest only in shares of other funds to achieve its principal investment objective. The underlying funds in which the portfolio invests emphasize different asset classes, such as large cap and small cap stocks and high yield and investment grade bonds. All of the underlying funds are actively managed by different teams of portfolio managers with expertise in various investment disciplines such as growth stocks, value stocks, and fixed income securities of all kinds. The underlying funds are selected from a large universe of portfolios that are offered through AXA Equitable variable fund series, EQ Advisors Trust and AXA Premier VIP Trust.

Portfolio Adviser

A team of professionals within AXA’s Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the target allocations and underlying fund selections for the portfolio. The team is responsible for rebalancing the portfolio as necessary to keep the portfolio’s pre-arranged target allocations. The team also regularly monitors the performance of the underlying funds and the overall investment process and performance for the portfolio.

Portfolio Highlights

For the year ending December 31, 2004

The target allocation for the portfolio is 52.5% equity investments and 47.5% fixed income investments. The equity portion currently consists of four funds that invest in large-size companies and three funds that invest in small- to medium-size companies. The equity funds represent a combination of both value and growth investment styles. The fixed income portion of the portfolio currently consists of two investment grade bond funds and one high yield fund.

During 2004, all of the underlying funds contributed positively to the overall performance of the portfolio. On an absolute basis, the strongest contribution came from AXA Premier VIP Small/Mid Cap Value, followed by AXA Premier VIP Aggressive Equity. The portfolio’s fixed income investments also added value in both investment grade and below investment grade sectors. In particular, the strongest contributor to performance came from the portfolio’s investment in AXA Premier VIP Core Bond.

AXA MODERATE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies)

As of December 31, 2004

EQ/Alliance Quality Bond Portfolio	23.0%
AXA Premier VIP Small/Mid Cap Value Portfolio	12.5
AXA Premier VIP Core Bond Portfolio	11.8
AXA Premier VIP Aggressive Equity Portfolio	10.9
AXA Premier VIP High Yield Portfolio	9.9
EQ/Mercury Basic Value Equity Portfolio	7.9
EQ/Marsico Focus Portfolio	7.8
EQ/Alliance Premier Growth Portfolio	6.7
AXA Premier VIP Small/Mid Cap Growth Portfolio	5.3
EQ/Lazard Small Cap Value Portfolio	4.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,064.40	$0.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	1,063.30	1.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	12.00%	17.77%
Portfolio - B Shares	11.71	17.47
Moderate-Plus Allocation Index	10.63	16.46

*	Date of inception 7/31/03

Returns for less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 12.00% for the year ending December 31, 2004. The Portfolio’s composite benchmark, the Moderate-Plus Allocation Index, returned 10.63% over the same period.

How the Portfolio Invests

This portfolio is designed as a “fund of funds,” meaning that it seeks to invest only in shares of other funds to achieve its principal investment objective. The underlying funds in which the portfolio invests emphasize different asset classes, such as large cap and small cap stocks and high yield and investment grade bonds. The portfolio also invests in international equities. All of the underlying funds are actively managed by different teams of portfolio managers with expertise in various investment disciplines such as growth stocks, value stocks, and fixed income securities of all kinds. The underlying funds are selected from a large universe of portfolios that are offered through AXA Equitable variable fund series, EQ Advisors Trust and AXA Premier VIP Trust.

Portfolio Adviser

A team of professionals within AXA’s Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the target allocations and underlying fund selections for the portfolio. The team is responsible for rebalancing the portfolio as necessary to keep the portfolio’s prearranged target allocations. The team also regularly monitors the performance of the underlying funds and the overall investment process and performance for the portfolio.

Portfolio Highlights

For the year ending December 31, 2004

The target allocation for the portfolio is 77.5% equity investments and 22.5% fixed income investments. The equity portion currently consists of four funds that invest in large-size companies and three funds that invest in small- to medium-size companies. The portfolio also allocates a portion of its equity investments to international stocks, which currently include two diversified international funds. The fixed income portion of the portfolio currently consists of two investment grade bond funds and one high yield fund.

During the year, all of the underlying funds contributed positively to the overall performance of the portfolio. On an absolute basis, the strongest contribution to performance came from the portfolio’s holding in AXA Premier VIP International Equity, followed by AXA Premier VIP Small/Mid Cap Value and EQ/Mercury Basic Value Equity. The portfolio’s fixed income investments also added value in both investment grade and below investment grade sectors.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies)

As of December 31, 2004

AXA Premier VIP International Equity Portfolio	19.4%
EQ/Mercury Basic Value Equity Portfolio	14.8
AXA Premier VIP Core Bond Portfolio	12.3
AXA Premier VIP Aggressive Portfolio	10.7
AXA Premier VIP Small/Mid Cap Value Portfolio	9.5
EQ/Marsico Focus Portfolio	7.9
EQ/Capital Guardian International Portfolio	6.4
AXA Premier VIP Small/Mid Cap Growth Portfolio	5.1
AXA Premier VIP High Yield Portfolio	4.9
EQ/Alliance Quality Bond Portfolio	4.1
EQ/Lazard Small Cap Value Portfolio	3.2
EQ/Alliance Premier Growth Portfolio	1.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,084.00	$0.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	1,082.20	1.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	12.15%	18.22%
Portfolio - B Shares	11.78	17.87
Aggressive Allocation Index	11.61	18.39

*	Date of inception 7/31/03

Returns for less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 12.15% for the year ending December 31, 2004. The Portfolio’s composite benchmark, the Aggressive Allocation Index, returned 11.61% over the same period.

How the Portfolio Invests

This portfolio is designed as a “fund of funds,” meaning that it seeks to invest only in shares of other funds to achieve its principal investment objective. The underlying funds in which the portfolio invests emphasize different asset classes, such as large cap and small cap stocks and high yield and investment grade bonds. The portfolio also invests in international equities. All of the underlying funds are actively managed by different teams of portfolio managers with expertise in various investment disciplines such as growth stocks, value stocks, and fixed income securities of all kinds. The underlying funds are selected from a large universe of portfolios that are offered through AXA Equitable variable fund series, EQ Advisors Trust and AXA Premier VIP Trust.

Portfolio Adviser

A team of professionals within AXA’s Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the target allocations and underlying fund selections for the portfolio. The team is responsible for rebalancing the portfolio as necessary to keep the portfolio’s prearranged target allocations. The team also regularly monitors the performance of the underlying funds and the overall investment process and performance for the portfolio.

Portfolio Highlights

For the year ending December 31, 2004

The target allocation for the portfolio is 90% equity investments and 10% fixed income investments. The equity portion currently consists of four funds that invest in large-sized companies and three funds that invest in small- to medium-size companies. The portfolio also allocates a portion of its equity investments to international stocks, which currently include two diversified international funds. The fixed income portion of the portfolio currently consists of two investment grade bond funds.

During 2004, all of the underlying funds contributed positively to the overall performance of the portfolio. On an absolute basis, the strongest contribution to performance came from the portfolio’s holding in AXA Premier VIP International Equity. The portfolio’s holdings in U.S. large cap stocks also added value, led by AXA Premier VIP Aggressive Equity and EQ/ Mercury Basic Value Equity. The portfolio’s exposure to small and mid cap value stocks was a positive and the top contributor in this sector came from holding AXA Premier VIP Small/Mid Cap Value. The portfolio’s fixed income investments also contributed to the portfolio’s positive return over the year.

AXA AGGRESSIVE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies)

As of December 31, 2004

AXA Premier VIP Aggressive Equity Portfolio	19.4%
EQ/Mercury Basic Value Equity Portfolio	14.7
EQ/Marsico Focus Portfolio	14.5
AXA Premier VIP International Equity Portfolio	11.5
AXA Premier VIP Small/Mid Cap Growth Portfolio	10.1
AXA Premier VIP Small/Mid Cap Value Portfolio	9.5
AXA Premier VIP Core Bond Portfolio	7.0
EQ/Alliance Premier Growth Portfolio	3.9
EQ/Capital Guardian International Portfolio	3.9
EQ/Lazard Small Cap Value Portfolio	3.2
EQ/Alliance Quality Bond Portfolio	2.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,083.00	$0.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	1,080.30	1.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO ADVISERS

•	Alliance Capital Management L.P.

•	Marsico Capital Management LLC

•	MFS Investment Management

•	Provident Investment Counsel, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.
Portfolio – A Shares	12.38%	(6.36)%	4.34%	10.92	%*
Portfolio – B Shares	12.11	(6.60)	4.17	10.70	**
Russell 3000 Growth Index	6.93	(8.87)	9.30	10.60	*

*	Date of inception 1/27/86
**	Investment operations commenced with respect to Class B shares on October 2,1996. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On August 15, 2003, the EQ/Aggressive Stock Portfolio was reorganized into the AXA Premier VIP Aggressive Equity Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 12.38% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 3000 Growth Index, returned 6.93% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Strong stock selection in the Consumer Discretionary, Health Care, Financials and Information Technology sectors added to the portfolio’s result over the year.

•	In the Consumer Discretionary area, holdings such as eBay and Wynn Resorts were among the list of top performers. In Health Care, UnitedHealth Group contributed positively to results, while an underweight in Pfizer helped performance relative to the benchmark. Countrywide Financial and Sallie Mae were solid performers in the Financials sector. In Information Technology, a relative underweight in Intel helped as the stock declined over the year. Shanda Interactive and Network Appliance were notable performers on an absolute basis.

•	A relative overweight in the Energy and Telecommunication Service sectors also helped the portfolio’s return in the year.

•	Another positive for the portfolio was its holding in Sprint, a stock that made solid gains over the year.

What hurt performance during the year

•	Stock selection in the Industrials and Energy sectors hurt the portfolio relative to the benchmark.

•	A relative overweight in the Information Technology sector, and a relative underweight in the Industrials sector, also negatively impacted the portfolio’s results.

•	Individual stocks that detracted most from the portfolio on a relative basis included: Nortel Networks, Tiffany & Co., Forest Labs and Agilent Technology. The portfolio’s underweight in Johnson & Johnson, which rose over the year, also hurt performance.

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	27.9%
Health Care	24.4
Consumer Discretionary	19.8
Financials	11.2
Industrials	6.6
Telecommunication Services	3.1
Consumer Staples	2.3
Energy	2.1
Materials	0.7
Utilities	0.6
Cash and Other	1.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,074.10	$4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.22	3.96
Class B
Actual	1,000.00	1,072.30	5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.96	5.23

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.78% and 1.03%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO ADVISERS

•	BlackRock Advisors, Inc.

•	Pacific Investment Management Company LLC (PIMCO)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	4.13%	5.53%
Portfolio - B Shares	3.87	5.25
Lehman Brothers Aggregate Bond Index	4.34	6.19

*	Date of inception 12/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 4.13% for the year ending December 31, 2004. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.34% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	The portfolio’s exposure to emerging markets was a positive as fundamentals such as trade surpluses and currency reserves continued to improve.

•	Non-U.S. positions, primarily short to intermediate German maturities, added value in the midst of slower growth and lower inflation in Europe.

•	The portfolio’s duration positioning had a positive impact on performance as rates rose in general.

•	Security selection within the investment grade corporate sector contributed positively to performance.

What hurt performance during the year

•	An emphasis on short to intermediate maturities was negative for performance as rates increased most in this part of the yield curve.

•	The portfolio’s underweight in the mortgage sector hurt returns as low volatility and strong bank demand supported these assets.

•	An underweight to corporate bonds contributed negatively to performance as that sector outperformed Treasuries by 151 basis points over the year.

Portfolio Characteristics As of December 31, 2004
Weighted Average Life (Years)	5.8
Weighted Average Coupon	3.8
Weighted Average Modified Duration (Years)*	3.7
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

AXA PREMIER VIP CORE BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
U.S. Government and Agency	61.6%
Asset Backed Securities	12.4
Corporate Bonds	13.5
Foreign Government Securities	5.1
Municipal Securities	1.2
Commercial Paper	8.6
Cash and Other	(2.4)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,040.50	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class B
Actual	1,000.00	1,038.20	4.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP HEALTH CARE PORTFOLIO

PORTFOLIO ADVISERS

•	A I M Capital Management, Inc.

•	RCM Capital Management LLC

•	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	12.32%	5.02%
Portfolio - B Shares	12.09	4.78
Russell 1000 Health Care Index†	2.98	(0.98)
Russell 1000 Index	11.40	4.27

*	Date of inception 12/31/01
†	The Investment Manager believes the Russell 1000 Health Care Index more closely reflects the market sectors in which the Portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 12.32% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Health Care Index, returned 2.98% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Strong stock selection in the Pharmaceuticals industry significantly contributed to relative performance over the year. The portfolio’s underweight in Pfizer and Merck, relative to its benchmark, was helpful as these companies performed poorly over the year. Strong performance by Elan Corp. plc and Fujisawa contributed positively to results.

•	Overall stock selection in Health Care Provider & Services and Health Care Equipment & Supplies was a plus to the portfolio’s performance on a relative basis. Top performers in Health Care Provider & Services included HMS Holdings and Pacificare Health System. One of the top contributors in the Health Care Equipment & Supplies area was Becton Dickinson.

•	In the Biotechnology area, OSI Pharmaceuticals was among the top contributors to performance.

What hurt performance during the year

•	On the negative side, an underweight in Health Care Provider & Services and Health Care Equipment & Supplies detracted from relative performance over the year. Also an overweight in Biotechnology worked against the portfolio.

•	An underweight in Johnson & Johnson and an underweight in UnitedHealth Group hurt performance as these stocks advanced over the year. Key detractors also included the portfolio’s holdings in AstraZeneca, Watson Pharmaceuticals and Shionogi.

AXA PREMIER VIP HEALTH CARE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Pharmaceuticals	52.4%
Biotechnology	15.0
Health Care Equipment	14.2
Managed Health Care	6.1
Health Care Services	3.5
Health Care Distributors	1.9
Health Care Supplies	1.7
Health Care Facilities	0.7
Materials	0.4
Industrials	0.3
Consumer Staples	0.3
Cash and Other	3.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,070.30	$8.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.09	8.11
Class B
Actual	1,000.00	1,069.80	9.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.84	9.37

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.60% and 1.85%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO ADVISERS

•	Alliance Capital Management L.P.

•	Pacific Investment Management Company LLC (PIMCO)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	5 Years	10 Years	Since Incept.
Portfolio – A Shares	9.02%	3.74%	6.76%	7.77	%*
Portfolio – B Shares	8.75	3.46	6.51	7.52	**
Credit Suisse First Boston High Yield Index	11.95	8.17	8.62	9.52	*

*	Date of inception 1/2/87
**	Investment operations commenced with respect to Class B shares on October 2, 1996. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 9.02% for the year ending December 31, 2004. The Portfolio’s benchmark, the Credit Suisse First Boston High Yield Index, returned 11.95% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	An overweight to Energy bonds was a boost to performance.

•	The portfolio’s investments in emerging markets were a positive as fundamentals such as trade surpluses and currency reserves continued to improve.

•	The portfolio’s exposure to higher quality Gaming and Lodging issues contributed to relative performance.

•	Security selection within the Cable and Health Care sectors added value over the year.

•	Performance also benefited from an underweight in the Technology and Retail sectors.

What hurt performance during the year

•	The largest detractor from performance came from some of the portfolio’s holdings in the Wireless, Consumer and Utility sectors.

•	An underweight in the Chemical sector, which outperformed over the year, also detracted from performance.

•	An underweight in the Building Products sector hurt performance as low interest rates benefited the sector.

•	The portfolio’s emphasis on higher quality issues hurt performance as the lowest rated issuers led the sector over the year.

Portfolio Characteristics As of December 31, 2004
Weighted Average Life (Years)	5.6
Weighted Average Coupon	7.9
Weighted Average Modified Duration (Years)*	4.3
Weighted Average Rating	B

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

AXA PREMIER VIP HIGH YIELD PORTFOLIO

Distribution of Assets by Sector as of 12/31/04	% of Net Assets
Corporate Bonds	88.4%
Foreign Government Securities	3.9
Commercial Paper	1.0
Equities	0.6
Asset Backed Securities	0.3
Cash and Other	5.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,086.10	$3.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.47	3.71
Class B
Actual	1,000.00	1,085.30	5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.21	4.98

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.73% and 0.98%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO ADVISERS *

•	Alliance Capital Management L.P. (Bernstein Unit)

•	JPMorgan Investment Management Inc.

•	Marsico Capital Management LLC

*	Effective December 13, 2004, JPMorgan Investment Management Inc. replaced Bank of Ireland Asset Management (U.S.) Limited as one of the subadvisers to the Portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	18.18%	8.06%
Portfolio - B Shares	17.91	7.82
MSCI EAFE Index	20.25	11.89

*	Date of inception 12/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 18.18% for the year ending December 31, 2004. The Portfolio’s benchmark, the MSCI EAFE Index, returned 20.25% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	With the exception of the Industrials sector, stock selection was positive across all sectors. In particular, the Portfolio’s Consumer Discretionary holdings, EMI Group and Wynn Resorts, were strong performers over the year.

•	A relative underweight in the Health Care and Telecommunication Service sectors also benefited the Portfolio over the year.

•	Top contributors to performance, relative to benchmark, included OTP Bank, Mobile Telesystems and Erste Bank. The Portfolio’s underweight in AstraZeneca also helped on a relative basis, as the stock declined over the year.

What hurt performance during the year

•	Stock selection in the Industrials sector detracted from performance. One of the top detractors in this sector was Ryanair Holdings, which declined over the year.

•	A relative underweight in the Utilities sector, and a relative overweight in the Information Technology sector, detracted from performance.

•	Top detractors in the Portfolio, relative to benchmark, included: Nissan Motor, Bayer Moteren Werk and Yamaha. The Portfolio’s underweight in Ericsson (LM), which advanced over the year, was a drag on the Portfolio’s relative performance.

About the Portfolio’s New Adviser

As one of the subadvisers to the Portfolio, JP Morgan Investment Management Inc. invests primarily in equity securities of foreign companies to achieve the Portfolio’s objective of long-term capital growth. The management team employs a bottom-up, active approach that focuses on proprietary research at the local and global sector level. Their investment process is driven by stock selection and not by a single style, country, sector or currency bias. The JP Morgan portion of the Portfolio is managed by a team of investment professionals, who have on average over 18 years of investment experience.

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	24.4%
Consumer Discretionary	20.7
Information Technology	11.0
Energy	7.3
Health Care	6.5
Industrials	6.5
Materials	6.5
Consumer Staples	6.2
Telecommunication Services	3.7
Utilities	2.0
Cash and Other	5.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,134.50	$8.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.34	7.86
Class B
Actual	1,000.00	1,132.90	9.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.09	9.12

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.55% and 1.80%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO ADVISERS

•	Alliance Capital Management L.P. (Bernstein Unit)

•	Janus Capital Management LLC

•	Thornburg Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	9.92%	3.11%
Portfolio - B Shares	9.75	2.89
S&P 500 Index	10.88	3.59

*	Date of inception 12/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 9.92% for the year ending December 31, 2004. The Portfolio’s benchmark, the S&P 500 Index, returned 10.88% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Strong stock selection in the Health Care sector significantly contributed to relative performance over the year. Two notable performers in the Health Care sector included OSI Pharmaceuticals and UnitedHealth.

•	Stock selection was also positive in the Energy, Industrials, and Telecommunication Service sectors.

•	The portfolio’s underweight in Intel was beneficial as the stock declined over the year.

•	Individual contributors to performance included Amerada Hess, Fedex and Eclipsys.

What hurt performance during the year

•	Stock selection and a relative overweight in the Information Technology sector hurt performance over the year. In particular, the portfolio’s investments in Nokia and Texas Instruments were a negative.

•	In the Consumer Discretionary area, not holding eBay, a strong performer over the year, hurt performance relative to benchmark.

•	Other top detractors in the portfolio, relative to benchmark, included Pfizer, Hewlett-Packard, Doubleclick and Applied Materials.

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	19.4%
Consumer Discretionary	16.8
Information Technology	15.9
Health Care	15.8
Industrials	11.3
Consumer Staples	5.5
Energy	5.3
Telecommunication Services	2.7
Materials	1.9
Utilities	1.2
Cash and Other	4.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,071.00	$5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class B
Actual	1,000.00	1,070.40	7.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

PORTFOLIO ADVISERS

•	Alliance Capital Management L.P.

•	RCM Capital Management LLC

•	TCW Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	6.98%	(1.15)%
Portfolio - B Shares	6.56	(1.42)
Russell 1000 Growth Index	6.30	(0.18)

*	Date of inception 12/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 6.98% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 6.30% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Strong stock selection and a modest overweight in the Consumer Discretionary sector benefited the portfolio over the year. In particular, holdings in eBay, Starbucks and XM Satellite Radio were among the top contributors to performance.

•	In Information Technology, top contributors to performance included the portfolio’s holdings in Yahoo, Network Appliance and Marvell Technology.

What hurt performance during the year

•	On the negative side, stock selection in the Financials and Industrials sectors detracted from the portfolio’s results relative to its benchmark.

•	Another detractor from performance was a relative overweight in the Information Technology sector and a relative underweight in the Industrials and Telecommunication Service sectors.

•	Individual stocks that hurt performance included Veritas Software, Amazon, Maxim Integrated and Xilinx. A relative underweight in Johnson & Johnson, which made solid gains over the year, detracted from performance.

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	33.1%
Consumer Discretionary	19.3
Health Care	17.3
Financials	12.8
Industrials	7.4
Consumer Staples	5.7
Energy	1.6
Materials	0.3
Cash and Other	2.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,030.90	$5.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class B
Actual	1,000.00	1,029.00	6.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

PORTFOLIO ADVISERS

•	Alliance Capital Management L.P.

•	MFS Investment Management

•	Institutional Capital Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	14.71%	6.61%
Portfolio - B Shares	14.42	6.34
Russell 1000 Value Index	16.49	8.57

*	Date of inception 12/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 14.71% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 16.49% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection in the Health Care and Consumer Staples sectors positively contributed to performance over the year. In the Health Care sector, holding Aventis was additive to performance, while an underweight in Merck helped performance on a relative basis. Among the portfolio’s Consumer Staples holdings, Archer Daniels Midland was a notable contributor to performance.

•	Other individual stock contributors included ConocoPhillips, Motorola, Tyco International and BP Plc.

What hurt performance during the year

•	Stock selection in the Financials and the Consumer Discretionary sectors were the major detractors to relative performance over the year.

•	In Financials, the portfolio’s holdings in Fannie Mae and St. Paul Travelers were a drag on results. Weakness in selected Consumer Discretionary stocks, including Viacom, Clear Channel Communication and Koninklijke Philips also hurt results.

•	Other holdings that detracted from results, relative to benchmark, included Pfizer and Exxon Mobil.

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	25.5%
Consumer Discretionary	13.0
Industrials	12.1
Energy	11.8
Consumer Staples	9.1
Health Care	8.1
Materials	6.1
Information Technology	5.4
Utilities	3.7
Telecommunication Services	2.4
Cash and Other	2.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,096.40	$5.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class B
Actual	1,000.00	1,094.60	7.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

PORTFOLIO ADVISERS

•	Alliance Capital Management L.P.

•	Franklin Advisers, Inc.

•	Provident Investment Counsel, Inc..

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	12.04%	(0.25)%
Portfolio - B Shares	11.76	(0.53)
Russell 2500 Growth Index	14.59	5.93

*	Date of inception 12/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 12.04% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 2500 Growth Index, returned 14.59% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Strong stock selection in the Information Technology sector added value to the portfolio relative to its benchmark over the year. Top contributors in the Information Technology sector included Macromedia, Cognizant Technology, Verisign and Navteq Corp.

•	Other stocks that boosted the portfolio’s performance, relative to benchmark, included Kinetic Concepts, Nextel Partners, Royal Caribbean Cruise and Tom Brown.

What hurt performance during the year

•	Overall stock selection in the Health Care sector detracted from performance in the year. In particular, performance was hurt by holding Omnicare. Performance also was negatively impacted on a relative basis by an underweight in Sepracor and Imclone.

•	An underweight in the Financials and Health Care sectors, and a relative overweight in the Information Technology sector, also hurt the portfolio’s results over the year.

•	Individual stocks that generated disappointing returns over the year included Amkor Technology, Navistar International, Qlogic and Corinthian Colleges.

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Information Technology	29.9%
Health Care	17.3
Industrials	16.0
Consumer Discretionary	14.1
Financials	7.6
Energy	6.6
Materials	3.3
Telecommunication Services	2.9
Consumer Staples	0.3
Cash and Other	2.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,081.50	$7.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85
Class B
Actual	1,000.00	1,079.80	8.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.09	8.11

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.35% and 1.60%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISERS

•	AXA Rosenberg Investment Management LLC

•	Wellington Management Company, LLP

•	TCW Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	15.47%	6.82%
Portfolio - B Shares	15.16	6.56
Russell 2500 Value Index	21.58	16.67

*	Date of inception 12/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 15.47% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 2500 Value Index, returned 21.58% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Overall stock selection in the Energy, Consumer Staples and Utilities sectors were beneficial to performance over the year. In the Energy sector, the strong performance of Frontline and Transocean added to the portfolio’s return. Bunge Limited was a top performer in the Consumer Staples sector, while TXU Corp. was a top contributor in the Utilities sector.

•	A relative overweight in the Energy sector also worked in favor of the portfolio.

•	Individual stocks that contributed to the portfolio’s return, relative to benchmark, included American Eagle Outfitters, McAfee and JC Penney.

What hurt performance during the year

•	Overall stock selection in the Materials, Financials, and Information Technology sectors was a negative.

•	A relative overweight in the Information Technology sector, and a relative underweight in the Materials and Financials sectors, also hurt performance.

•	Individual stocks that detracted from the portfolio’s results included: Vishay Intertechnology, Teradyne, Maxtor, Agere System and Unisys.

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Financials	21.1%
Consumer Discretionary	18.4
Information Technology	14.7
Health Care	11.4
Industrials	11.3
Materials	6.7
Energy	6.6
Utilities	4.3
Consumer Staples	2.5
Telecommunication Services	0.8
Cash and Other	2.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,083.20	$7.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85
Class B
Actual	1,000.00	1,082.00	8.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.09	8.11

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.35% and 1.60%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

PORTFOLIO ADVISERS

•	Firsthand Capital Management, Inc.

•	RCM Capital Management LLC

•	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/04

	1 Year	Since Inception*
Portfolio - A Shares	5.25%	(1.43)%
Portfolio - B Shares	5.05	(1.68)
Russell 1000 Technology Index†	1.44	(2.44)
Russell 1000 Index	11.40	4.27

*	Date of inception 12/31/01
†	The Investment Manager believes the Russell 1000 Technology Index more closely reflects the market sectors in which the Portfolio invests.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 5.25% for the year ending December 31, 2004. The Portfolio’s benchmark, the Russell 1000 Technology Index, returned 1.44% over the same period.

Portfolio Highlights

For the year ending December 31, 2004

What helped performance during the year

•	Stock selection was particularly strong in the Internet Software & Service, Semiconductor & Semi-equipment, and Communication Equipment industries. In the Internet Software & Service area, holdings in Yahoo and Verisign, which advanced by more than 50% over the year, added to results. In the Semiconductor area, the portfolio benefited by holding an underweight in Intel, which declined over the year. In the Communication Equipment area, a relative underweight in Cisco Systems, and holding Research in Motion, yielded favorable results.

•	A relative overweight in the Media and IT Services industries also added value over the year.

What hurt performance during the year

•	A relative underweight in Computers & Peripherals, and an overweight in the Internet Software & Services industries, significantly detracted from the portfolio’s performance relative to its benchmark.

•	Our relative underweight in selected stocks also detracted from the portfolio’s performance relative to its benchmark over the year. These stocks included Dell, Qualcomm and Microsoft. Additionally, the portfolio’s holdings in Veritas Software and BEA Systems also proved disappointing.

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Sector Weightings as of 12/31/04	% of Net Assets
Software	19.6%
Semiconductor & Semiconductor Equipment	18.0
Communications Equipment	14.9
Computers & Peripherals	13.6
Internet Software & Services	9.7
Consumer Discretionary	6.5
IT Services	6.5
Electronic Equipment & Instruments	2.6
Industrials	2.1
Health Care	1.9
Energy	1.9
Telecommunication Services	0.6
Cash and Other	2.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/1/04 - 12/31/04
Class A
Actual	$1,000.00	$1,042.70	$8.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.09	8.11
Class B
Actual	1,000.00	1,041.90	9.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.84	9.37

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.60% and 1.85%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Premier VIP Aggressive Equity Portfolio*‡	302,144	$7,621,719
AXA Premier VIP Core Bond Portfolio‡	5,463,888	56,972,353
AXA Premier VIP High Yield Portfolio‡	1,961,236	11,268,478
AXA Premier VIP Small/Mid Cap Growth Portfolio‡	311,406	2,997,882
AXA Premier VIP Small/Mid Cap Value Portfolio‡	389,220	4,468,790
EQ/Alliance Premier Growth Portfolio*‡	224,363	1,527,924
EQ/Alliance Quality Bond Portfolio‡	1,860,668	18,985,955
EQ/Lazard Small Cap Value Portfolio‡	107,052	1,500,434
EQ/Marsico Focus Portfolio*‡	388,149	5,693,384

Total Investment Companies (99.7%) (Cost $109,462,749)		111,036,919

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (0.8%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $905,859)	$905,859	905,859

Total Investments (100.5%) (Cost/Amortized Cost $110,368,608)		111,942,778
Other Assets Less Liabilities (-0.5%)		(515,378)

Net Assets (100%)		$111,427,400

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares.

Investments in companies which were affiliates for the year ended December 31, 2004, were as follows:

Securities	Market Value December 31, 2003	Purchases at Cost	Sales at Cost	Market Value December 31, 2004	Dividend Income	Realized Gain (Loss)
AXA Premier VIP Aggressive Equity Portfolio	$265,740	$7,147,498	$623,508	$7,621,719	$—	$(589)
AXA Premier VIP Core Bond Portfolio	2,708,368	59,176,915	4,706,078	56,972,353	713,714	752,186
AXA Premier VIP High Yield Portfolio	521,786	11,671,409	873,437	11,268,478	672,791	29,002
AXA Premier VIP Small/Mid Cap Growth Portfolio	131,268	2,768,367	228,252	2,997,882	1	16,070
AXA Premier VIP Small/Mid Cap Value Portfolio	199,808	4,326,602	322,507	4,468,790	—	218,029
EQ/Alliance Premier Growth Portfolio	197,971	1,249,732	36,751	1,527,924	—	2,187
EQ/Alliance Quality Bond Portfolio	903,509	19,982,949	1,554,378	18,985,955	449,318	310,941
EQ/Lazard Small Cap Value Portfolio	66,411	1,508,653	107,042	1,500,434	4,649	134,940
EQ/Marsico Focus Portfolio	197,505	5,351,041	460,997	5,693,384	—	5,194

	$5,192,366			$111,036,919	$1,840,473	$1,467,960

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$113,183,166
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	9,024,389

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,180,855
Aggregate gross unrealized depreciation	(641,712)

Net unrealized appreciation	$1,539,143

Federal income tax cost of investments	$110,403,635

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Premier VIP Aggressive Equity Portfolio*‡	918,243	$23,163,107
AXA Premier VIP Core Bond Portfolio‡	7,490,328	78,102,188
AXA Premier VIP High Yield Portfolio‡	3,756,486	21,583,266
AXA Premier VIP Small/Mid Cap Growth Portfolio‡	1,184,234	11,400,533
AXA Premier VIP Small/Mid Cap Value Portfolio‡	1,485,656	17,057,420
EQ/Alliance Premier Growth Portfolio*‡	714,619	4,866,593
EQ/Alliance Quality Bond Portfolio‡	2,550,358	26,023,444
EQ/Lazard Small Cap Value Portfolio‡	408,463	5,724,992
EQ/Marsico Focus Portfolio*‡	1,171,788	17,187,837
EQ/Mercury Basic Value Equity Portfolio‡	712,358	11,024,944

Total Investment Companies (99.9%) (Cost $210,163,968)		216,134,324

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Time Deposit (0.3%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $597,462)	$597,462	$597,462

Total Investments (100.2%) (Cost/Amortized Cost $210,761,430)		216,731,786
Other Assets Less Liabilities (-0.2%)		(358,935)

Net Assets (100%)		$216,372,851

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares.

Investments in companies which were affiliates for the year ended December 31, 2004, were as follows:

Securities	Market Value December 31, 2003	Purchases at Cost	Sales at Cost	Market Value December 31, 2004	Dividend Income	Realized Gain (Loss)
AXA Premier VIP Aggressive Equity Portfolio	$731,903	$20,617,114	$463,996	$23,163,107	$—	$32,885
AXA Premier VIP Core Bond Portfolio	3,306,818	76,843,700	1,779,957	78,102,188	950,768	980,533
AXA Premier VIP High Yield Portfolio	895,201	21,270,434	465,739	21,583,266	1,296,854	5,857
AXA Premier VIP Small/Mid Cap Growth Portfolio.	451,101	10,063,139	230,090	11,400,533	—	82,057
AXA Premier VIP Small/Mid Cap Value Portfolio	689,895	15,759,451	320,001	17,057,420	—	812,962
EQ/Alliance Premier Growth Portfolio	542,770	4,032,862	76,074	4,866,593	—	1,848
EQ/Alliance Quality Bond Portfolio	1,103,735	25,983,521	590,209	26,023,444	619,953	395,879
EQ/Lazard Small Cap Value Portfolio	229,720	5,508,501	106,551	5,724,992	17,840	508,614
EQ/Marsico Focus Portfolio	541,565	15,297,184	356,077	17,187,837	—	12,312
EQ/Mercury Basic Value Equity Portfolio	466,860	10,513,502	210,621	11,024,944	100,839	451,050

	$8,959,568			$216,134,324	$2,986,254	$3,283,997

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$205,889,408
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	4,715,958

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,851,411
Aggregate gross unrealized depreciation	(907,698)

Net unrealized appreciation	$5,943,713

Federal income tax cost of investments	$210,788,073

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Premier VIP Aggressive Equity Portfolio*‡	23,806,215	$600,522,546
AXA Premier VIP Core Bond Portfolio‡	62,570,721	652,429,423
AXA Premier VIP High Yield Portfolio‡	94,535,028	543,160,414
AXA Premier VIP Small/Mid Cap Growth Portfolio‡	30,207,457	290,804,855
AXA Premier VIP Small/Mid Cap Value Portfolio‡	59,835,109	686,991,200
EQ/Alliance Premier Growth Portfolio*‡	54,367,838	370,247,784
EQ/Alliance Quality Bond Portfolio‡	123,863,199	1,263,879,974
EQ/Lazard Small Cap Value Portfolio‡	16,337,277	228,982,245
EQ/Marsico Focus Portfolio*‡	29,374,458	430,865,642
EQ/Mercury Basic Value Equity Portfolio‡	27,935,406	432,347,390

Total Investment Companies (100.0%) (Cost $4,926,386,557)		5,500,231,473

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Time Deposit (0.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $2,276,192)	$2,276,192	$2,276,192

Total Investments (100.0%) (Cost/Amortized Cost $4,928,662,749)		5,502,507,665
Other Assets Less Liabilities (0.0%)		(886,545)

Net Assets (100%)		$5,501,621,120

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares.

Investments in companies which were affiliates for the year ended December 31, 2004, were as follows:

Securities	Market Value December 31, 2003	Purchases at Cost	Sales at Cost	Market Value December 31, 2004	Dividend Income	Realized Gain
AXA Premier VIP Aggressive Equity Portfolio	$459,216,735	$77,723,455	$1,322,691	$600,522,546	$—	$236,958
AXA Premier VIP Core Bond Portfolio	413,030,663	243,040,999	3,596,664	652,429,423	13,432,966	9,161,847
AXA Premier VIP High Yield Portfolio	441,650,877	94,050,138	1,211,797	543,160,414	34,065,044	97,762
AXA Premier VIP Small/Mid Cap Growth Portfolio	230,375,299	34,271,022	569,425	290,804,855	—	4,363,830
AXA Premier VIP Small/Mid Cap Value Portfolio	533,590,497	102,706,137	3,069,599	686,991,200	—	35,925,409
EQ/Alliance Premier Growth Portfolio	327,685,328	13,685,831	485,141	370,247,784	—	55,693
EQ/Alliance Quality Bond Portfolio	1,144,012,349	127,168,942	1,190,797	1,263,879,974	31,524,081	22,170,890
EQ/Lazard Small Cap Value Portfolio	174,832,387	45,107,067	1,042,255	228,982,245	742,062	22,085,707
EQ/Marsico Focus Portfolio	331,392,745	58,553,449	1,056,531	430,865,642	—	116,884
EQ/Mercury Basic Value Equity Portfolio	347,287,772	66,543,468	828,278	432,347,390	4,161,224	17,547,314

	$4,403,074,652			$5,500,231,473	$83,925,377	$111,762,294

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$862,850,508
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	16,710,953

As of December 31, 2004, the gross unrealized appreciation of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$573,844,905
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$573,844,905

Federal income tax cost of investments	$4,928,662,760

The Portfolio has a net capital loss carryforward of $694,643,770, of which $149,303,967 expires in the year 2008, $174,204,506 expires in the year 2009, $273,667,511 expires in the year 2010, and $97,467,786 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $44,420,724 during 2004.

Included in the capital loss carryforward amounts at December 31, 2004 are $323,508,473 of losses acquired from EQ/Alliance Growth Investors Portfolio as a result of a tax free reorganization. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Premier VIP Aggressive Equity Portfolio*‡	4,277,152	$107,893,094
AXA Premier VIP Core Bond Portfolio‡	11,967,631	124,787,357
AXA Premier VIP High Yield Portfolio‡	8,545,943	49,101,566
AXA Premier VIP International Equity Portfolio‡	16,149,054	196,038,731
AXA Premier VIP Small/Mid Cap Growth Portfolio‡	5,372,491	51,720,557
AXA Premier VIP Small/Mid Cap Value Portfolio‡	8,416,342	96,631,447
EQ/Alliance Premier Growth Portfolio*‡	2,574,670	17,533,638
EQ/Alliance Quality Bond Portfolio‡	4,075,333	41,584,041
EQ/Capital Guardian International Portfolio‡	6,001,999	64,827,210
EQ/Lazard Small Cap Value Portfolio‡	2,311,867	32,402,986
EQ/Marsico Focus Portfolio*‡	5,457,257	80,047,249
EQ/Mercury Basic Value Equity Portfolio‡	9,703,037	150,170,817

	Principal Amount	Value (Note 1)
Total Investment Companies (99.6%) (Cost $959,651,795)		$1,012,738,693

SHORT-TERM DEBT SECURITIES:
Time Deposit (0.6%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $6,134,717)	$6,134,717	6,134,717

Total Investments (100.2%) (Cost/Amortized Cost $965,786,512)		1,018,873,410
Other Assets Less Liabilities (-0.2%)		(1,985,481)

Net Assets (100%)		$1,016,887,929

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares.

Investments in companies which were affiliates for the year ended December 31, 2004, were as follows:

Securities	Market Value December 31, 2003	Purchases at Cost	Sales at Cost	Market Value December 31, 2004	Dividend Income	Realized Gain (Loss)
AXA Premier VIP Aggressive Equity Portfolio	$2,345,263	$95,414,142	$2,776	$107,893,094	$—	$367
AXA Premier VIP Core Bond Portfolio	3,731,596	121,441,603	5,208	124,787,357	1,372,746	1,529,787
AXA Premier VIP High Yield Portfolio	1,438,383	48,044,400	1,943	49,101,566	2,886,676	21
AXA Premier VIP International Equity Portfolio	7,441,275	172,719,663	8,410	196,038,731	1,617,963	3,764,503
AXA Premier VIP Small/Mid Cap Growth Portfolio	1,448,863	45,438,590	1,752	51,720,557	—	281,082
AXA Premier VIP Small/Mid Cap Value Portfolio	2,756,985	88,940,684	3,234	96,631,447	—	4,270,435
EQ/Alliance Premier Growth Portfolio	1,744,483	14,483,338	2,161	17,533,638	—	196
EQ/Alliance Quality Bond Portfolio	1,245,094	41,092,835	1,740	41,584,041	968,983	610,822
EQ/Capital Guardian International Portfolio	—	59,347,165	—	64,827,210	897,166	—
EQ/ Lazard Small Cap Value Portfolio	917,816	31,054,115	1,073	32,402,986	98,908	2,731,782
EQ/ Marsico Focus Portfolio	1,741,373	70,733,399	2,147	80,047,249	—	210
EQ/Mercury Basic Value Equity Portfolio	4,464,152	142,494,114	5,142	150,170,817	1,342,368	5,679,338

	$29,275,283			$1,012,738,693	$9,184,810	$18,868,543

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$931,204,048
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	39,284

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,647,947
Aggregate gross unrealized depreciation	(1,561,121)

Net unrealized appreciation	$53,086,826

Federal income tax cost of investments	$965,786,584

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Premier VIP Aggressive Equity Portfolio*‡	1,889,334	$47,659,302
AXA Premier VIP Core Bond Portfolio‡	1,652,891	17,234,814
AXA Premier VIP International Equity Portfolio‡	2,339,495	28,399,907
AXA Premier VIP Small/Mid Cap Growth Portfolio‡	2,593,601	24,968,393
AXA Premier VIP Small/Mid Cap Value Portfolio‡	2,036,732	23,384,547
EQ/Alliance Premier Growth Portfolio*‡	1,420,827	9,675,906
EQ/Alliance Quality Bond Portfolio‡	562,702	5,741,720
EQ/Capital Guardian International Portfolio‡	879,426	9,498,624
EQ/Lazard Small Cap Value Portfolio‡	560,132	7,850,773
EQ/Marsico Focus Portfolio*‡	2,429,333	35,633,546
EQ/Mercury Basic Value Equity Portfolio‡	2,344,691	36,288,037

Total Investment Companies (99.6%) (Cost $230,017,090)		246,335,569

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Time Deposit (0.1%)
JPMorgan Chase Nassau, 1.74%, 1/3/05 (Amortized Cost $349,232)	$349,232	$349,232

Total Investments (99.7%) (Cost/Amortized Cost $230,366,322)		246,684,801
Other Assets Less Liabilities (0.3%)		642,495

Net Assets (100%)		$247,327,296

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares.

Investments in companies which were affiliates for the year ended December 31, 2004, were as follows:

Securities	Market Value December 31, 2003	Purchases at Cost	Sales at Cost	Market Value December 31, 2004	Dividend Income	Realized Gain (Loss)
AXA Premier VIP Aggressive Equity Portfolio	$1,191,354	$42,406,777	$424,795	$47,659,302	$—	$19,963
AXA Premier VIP Core Bond Portfolio	580,798	16,860,828	159,621	17,234,814	214,011	218,923
AXA Premier VIP International Equity Portfolio	1,210,795	25,074,849	220,797	28,399,907	241,494	584,244
AXA Premier VIP Small/Mid Cap Growth Portfolio	786,434	22,065,959	212,945	24,968,393	—	161,984
AXA Premier VIP Small/Mid Cap Value Portfolio	747,991	21,603,825	183,212	23,384,547	—	1,085,272
EQ/Alliance Premier Growth Portfolio	887,150	8,111,572	21,051	9,675,906	—	1,431
EQ/Alliance Quality Bond Portfolio	193,787	5,700,796	53,103	5,741,720	137,268	87,668
EQCapital Guardian International Portfolio	—	8,715,856	73,372	9,498,624	135,278	(1,026)
EQ/Lazard Small Cap Value Portfolio	248,989	7,552,109	60,680	7,850,773	24,535	688,446
EQ/Marsico Focus Portfolio	885,111	31,621,412	324,219	35,633,546	—	6,938
EQ/Mercury Basic Value Equity Portfolio	1,209,049	34,594,686	289,223	36,288,037	332,801	1,436,115

	$7,941,458			$246,335,569	$1,085,387	$4,289,958

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$224,308,669
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	2,129,058

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,455,089
Aggregate gross unrealized depreciation	(149,925)

Net unrealized appreciation	$16,305,164

Federal income tax cost of investments	$230,379,637

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.8%)
Automobiles (0.6%)
Harley-Davidson, Inc.	270,600	$16,438,950

Hotels, Restaurants & Leisure (4.6%)
Carnival Corp.	159,520	9,193,138
Cheesecake Factory, Inc.*^	49,210	1,597,849
Four Seasons Hotels, Inc.^	298,182	24,388,306
International Game Technology	74,960	2,577,125
MGM Mirage, Inc.*	167,575	12,189,405
Royal Caribbean Cruises Ltd.^	159,420	8,678,825
Starbucks Corp.*	335,273	20,907,624
WMS Industries, Inc.*^	57,110	1,915,469
Wynn Resorts Ltd.*^	661,787	44,286,786

		125,734,527

Household Durables (1.6%)
D.R. Horton, Inc.	380,550	15,339,971
Harman International Industries, Inc.	70,680	8,976,360
Lennar Corp., Class A	375,765	21,298,360

		45,614,691

Internet & Catalog Retail (4.6%)
Amazon.com, Inc.*	726,920	32,195,287
Audible, Inc.*^	299,400	7,799,370
eBay, Inc.*	634,216	73,746,636
IAC/InterActiveCorp.*^	103,042	2,846,020
Shanda Interactive Entertainment Ltd. (ADR)*^	222,200	9,443,500

		126,030,813

Media (3.5%)
Citadel Broadcasting Corp.*^	177,260	2,868,067
DreamWorks Animation SKG, Inc., Class A*	40,920	1,534,909
EchoStar Communications Corp., Class A	843,761	28,046,616
Getty Images, Inc.*^	187,470	12,907,309
Grupo Televisa S.A. (ADR)	86,480	5,232,040
News Corp., Class A	194,610	3,631,423
NTL, Inc.*^	129,587	9,454,668
Playboy Enterprises, Inc., Class B*^	85,050	1,045,264
Publishing & Broadcasting Ltd	160,890	2,207,129
Walt Disney Co	163,488	4,544,966
Westwood One, Inc.*	191,240	5,150,093
XM Satellite Radio Holdings, Inc., Class A*^	491,290	18,482,330

		95,104,814

Multiline Retail (1.7%)
Family Dollar Stores, Inc.	152,080	4,749,458
Kohl’s Corp.*	480,900	23,645,853
Target Corp.	358,713	18,627,966

		47,023,277

Specialty Retail (2.3%)
Home Depot, Inc.	137,030	5,856,662
Lowe’s Cos., Inc.^	918,483	52,895,436
Tiffany & Co.	152,271	4,868,104

		63,620,202

Textiles, Apparel & Luxury Goods (0.9%)
Coach, Inc.*	38,620	2,178,168
Nike, Inc., Class B	246,137	22,322,165

		24,500,333

Total Consumer Discretionary		544,067,607

Consumer Staples (2.3%)
Beverages (0.3%)
Anheuser-Busch Cos., Inc.	63,720	3,232,516
PepsiCo, Inc.	95,610	4,990,842

		8,223,358

Food & Staples Retailing (1.0%)
CVS Corp	103,870	4,681,421
Wal-Mart de Mexico S.A. de C.V., Series V	468,880	1,611,026
Walgreen Co.	140,779	5,401,690
Whole Foods Market, Inc.^	164,122	15,649,033

		27,343,170

Household Products (1.0%)
Procter & Gamble Co.	516,157	28,429,927

Total Consumer Staples		63,996,455

Energy (2.1%)
Energy Equipment & Services (2.1%)
BJ Services Co.	698,525	32,509,354
FMC Technologies, Inc.*	249,880	8,046,136
GlobalSantaFe Corp.	164,830	5,457,521
Nabors Industries Ltd.* .	174,460	8,948,053
Smith International, Inc.*	73,760	4,013,282

Total Energy		58,974,346

Financials (11.2%)
Capital Markets (3.7%)
Ameritrade Holding Corp.*	1,258,120	17,890,466
Goldman Sachs Group, Inc.	580,008	60,344,032
Investors Financial Services Corp.^	70,220	3,509,596
Janus Capital Group, Inc.	397,360	6,679,622
Legg Mason, Inc.	141,640	10,376,546
Lehman Brothers Holdings, Inc.	38,220	3,343,486

		102,143,748

Consumer Finance (3.6%)
American Express Co.	151,630	8,547,383
Capital One Financial Corp.^	247,900	20,875,659
SLM Corp.	1,289,678	68,855,908

		98,278,950

Diversified Financial Services (1.3%)
Calamos Asset Management, Inc., Class A*	343,000	9,261,000
Chicago Mercantile Exchange^	43,968	10,055,482
Citigroup, Inc.	363,769	17,526,390

		36,842,872

Thrifts & Mortgage Finance (2.6%)
Countrywide Financial Corp.	1,892,658	70,047,273

Total Financials		307,312,843

Health Care (24.4%)
Biotechnology (7.5%)
Affymetrix, Inc.*^	442,560	16,175,568
Amgen, Inc.*	77,890	4,996,644
Applera Corp.- Celera Genomics Group*	1,207,240	16,599,550
Celgene Corp.*^	103,640	2,749,569
Cepheid, Inc.*^	1,904,090	18,926,655
Compugen Ltd.*	1,378,450	7,071,449
Curis, Inc.*‡	2,801,090	14,621,690
Gen-Probe, Inc.*	93,110	4,209,503
Genentech, Inc.*^	1,219,344	66,381,087
Genzyme Corp.*	180,892	10,504,398
Gilead Sciences, Inc.*	411,810	14,409,232

AXA PREMIER VIP TRUST

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Human Genome Sciences, Inc.*	811,870	$9,758,677
ImClone Systems, Inc.*^	117,030	5,392,742
MedImmune, Inc.*	181,790	4,928,327
Memory Pharmaceuticals Corp.*	1,157,750	6,158,072
Neurocrine Biosciences, Inc.*^	60,370	2,976,241

		205,859,404

Health Care Equipment & Supplies (8.1%)
Applied Biosystems Group	937,460	19,602,289
Bard (C.R.), Inc.	43,480	2,781,850
Baxter International, Inc.	151,530	5,233,846
Cytyc Corp.*	612,230	16,879,181
Dentsply International, Inc.	58,010	3,260,162
Fisher Scientific International, Inc.*^	163,529	10,200,939
Guidant Corp.	456,796	32,934,992
Kinetic Concepts, Inc.*^	108,000	8,240,400
Medtronic, Inc.	399,351	19,835,764
Millipore Corp.*	136,820	6,815,004
St. Jude Medical, Inc.*	673,600	28,244,048
Synthes, Inc.*	14,530	1,629,210
Varian Medical Systems, Inc.*	318,000	13,750,320
Waters Corp.*	178,340	8,344,529
Zimmer Holdings, Inc.*	546,997	43,825,400

		221,577,934

Health Care Providers & Services (4.4%)
Community Health Systems, Inc.*	96,050	2,677,874
HCA, Inc.	149,640	5,979,614
UnitedHealth Group, Inc.	1,259,992	110,917,096

		119,574,584

Pharmaceuticals (4.4%)
Allergan, Inc.	92,800	7,523,296
Endo Pharmaceuticals Holdings, Inc.*	85,540	1,798,051
Forest Laboratories, Inc.*^	851,800	38,211,748
Johnson & Johnson	97,250	6,167,595
Medicis Pharmaceutical Corp., Class A^	209,850	7,367,834
Novartis AG (Registered)	96,510	4,863,269
Pfizer, Inc.	505,762	13,599,940
Roche Holding AG	56,950	6,555,936
Teva Pharmaceutical Industries Ltd. (ADR)^	994,154	29,685,438
Watson Pharmaceuticals, Inc.*	41,580	1,364,240
Wyeth	98,690	4,203,207

		121,340,554

Total Health Care		668,352,476

Industrials (6.6%)
Air Freight & Logistics (1.0%)
Expeditors International of Washington, Inc.	41,080	2,295,551
FedEx Corp.	260,662	25,672,600

		27,968,151

Airlines (0.1%)
JetBlue Airways Corp.*^	123,425	2,865,929

Commercial Services & Supplies (2.3%)
Apollo Group, Inc., Class A*	591,010	47,700,417
Career Education Corp.*	163,110	6,524,400
Corporate Executive Board Co.^	41,140	2,753,911
Manpower, Inc.	61,250	2,958,375
Strayer Education, Inc.^	18,530	2,034,409

		61,971,512

Industrial Conglomerates (1.8%)
General Electric Co.	933,230	34,062,895
Tyco International Ltd.^	420,246	15,019,592

		49,082,487

Machinery (1.4%)
Caterpillar, Inc.	251,079	24,482,713
Illinois Tool Works, Inc.	62,020	5,748,014
Pall Corp.	277,870	8,044,336

		38,275,063

Total Industrials		180,163,142

Information Technology (27.9%)
Communications Equipment (6.5%)
AudioCodes Ltd.*^	61,510	1,021,681
Cisco Systems, Inc.*	1,889,392	36,465,266
Comverse Technology, Inc.*	296,320	7,245,024
Corning, Inc.*	1,702,520	20,038,660
Harris Corp.	54,920	3,393,507
JDS Uniphase Corp.*^	5,070,770	16,074,341
Juniper Networks, Inc.*	1,321,345	35,927,371
Motorola, Inc.	964,500	16,589,400
QUALCOMM, Inc.	985,541	41,786,938

		178,542,188

Computers & Peripherals (3.1%)
Apple Computer, Inc.*	42,076	2,709,694
Dell, Inc.*	647,382	27,280,677
EMC Corp.*	250,940	3,731,478
Lexmark International, Inc., Class A*	41,920	3,563,200
Network Appliance, Inc.*	737,420	24,497,092
PalmOne, Inc.*^	527,550	16,644,203
Sun Microsystems, Inc.*	1,463,870	7,875,621

		86,301,965

Electronic Equipment & Instruments (0.6%)
Itron, Inc.*	396,210	9,473,381
Mechanical Technology, Inc.*^	634,150	3,899,388
National Instruments Corp.^	67,790	1,847,278
Symbol Technologies, Inc	104,420	1,806,466

		17,026,513

Internet Software & Services (4.1%)
Akamai Technologies, Inc.*^	447,020	5,824,671
CNET Networks, Inc.*^	2,787,980	31,309,015
Google, Inc., Class A*^	47,140	9,102,734
RealNetworks, Inc.*^	3,441,040	22,779,685
SINA Corp.*	419,950	13,463,597
Softbank Corp	67,800	3,301,669
VeriSign, Inc.*	207,360	6,950,707
Yahoo!, Inc.*	523,230	19,715,306

		112,447,384

IT Services (1.4%)
Alliance Data Systems Corp.*	145,410	6,904,067
Ceridian Corp.*	161,440	2,951,123
Cognizant Technology Solutions Corp., Class A*^	323,300	13,685,289
DST Systems, Inc.*^	176,360	9,191,883
Hewitt Associates, Inc., Class A*^	43,500	1,392,435
Paychex, Inc.	82,370	2,807,170

		36,931,967

Semiconductors & Semiconductor Equipment (6.0%)
Advanced Micro Devices, Inc.*	628,960	13,849,699
Analog Devices, Inc.	116,830	4,313,364
Broadcom Corp., Class A*	1,322,928	42,704,116
Freescale Semiconductor, Inc., Class B*	4	73

AXA PREMIER VIP TRUST

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Integrated Circuit Systems, Inc.*	54,840	$1,147,253
KLA-Tencor Corp.*	477,508	22,242,323
Marvell Technology Group Ltd.*	111,370	3,950,294
Maxim Integrated Products, Inc.	290,617	12,319,255
Novellus Systems, Inc.*	396,770	11,065,915
PMC-Sierra, Inc.*^	943,902	10,618,897
Samsung Electronics Co., Ltd. (GDR)§(b)	20,660	4,524,540
Silicon Laboratories, Inc.*^	946,682	33,427,341
Xilinx, Inc.	128,890	3,821,589

		163,984,659

Software (6.2%)
Activision, Inc.*	119,610	2,413,730
Amdocs Ltd.*	392,660	10,307,325
Business Objects S.A. (ADR)*^	39,890	1,010,813
Check Point Software Technologies Ltd.*	161,150	3,969,124
Citrix Systems, Inc.*	145,370	3,565,926
Electronic Arts, Inc.*	722,777	44,580,885
Macromedia, Inc.* .	77,030	2,397,174
Mercury Interactive Corp.*^	189,100	8,613,505
NAVTEQ Corp.*	209,580	9,716,129
Nintendo Co., Ltd.	42,900	5,388,143
Oracle Corp.*	649,350	8,909,082
Red Hat, Inc.*^	127,450	1,701,458
SAP AG (ADR)	551,100	24,364,131
Symantec Corp.*^	1,335,244	34,395,885
VERITAS Software Corp.*	323,104	9,224,619

		170,557,929

Total Information Technology		765,792,605

Materials (0.7%)
Chemicals (0.6%)
Monsanto Co.	246,000	13,665,300
Nalco Holding Co.*	54,720	1,068,134

		14,733,434

Metals & Mining (0.1%)
Aber Diamond Corp.	19,700	697,964
Aber Diamond Corp.§(b)	4,800	170,062
Cia Vale do Rio Doce (ADR)^	93,390	2,709,244

		3,577,270

Total Materials		18,310,704

Telecommunication Services (3.1%)
Diversified Telecommunication Services (1.5%)
Covad Communications Group, Inc.*^	1,991,540	4,281,811
Level 3 Communications, Inc.*^	8,592,160	29,127,422
Sprint Corp.	214,350	5,326,598
Telewest Global, Inc.*	143,430	2,521,499

		41,257,330

Wireless Telecommunication Services (1.6%)
America Movil S.A. de C.V. (ADR)	157,280	8,233,608
American Tower Corp., Class A*^	760,630	13,995,592
Crown Castle International Corp.*	244,850	4,074,304
Spectrasite, Inc.*	172,960	10,014,384
Vodafone Group plc (ADR)^	287,013	7,858,416

		44,176,304

Total Telecommunication Services		85,433,634

Utilities (0.6%)
Electric Utilities (0.6%)
TXU Corp.	264,991	17,107,819

Total Utilities		17,107,819

Total Common Stocks (98.7%) (Cost $2,258,374,120)		2,709,511,631

	Number of Warrants
WARRANTS:
Health Care (0.0%)
Biotechnology (0.0%)
Curis, Inc., $4.45, expiring 4/24/05*†‡	48,100	31,265

Total Warrants (0.0%) (Cost $—)		31,265

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Security (1.0%)
Federal National Mortgage Association
1.25%, 1/3/05 (o)	$27,472,000	27,469,139

	Number of Shares
Short-Term Fund of Cash Collateral for Securities Loaned (0.2%)
JPMorgan Securities Lending Collateral Investment Fund	6,132,340	6,132,340

	Principal Amount
Short-Term Investments of Cash Collateral for Securities Loaned (11.6%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$9,018,147	9,018,147
Capital One Corp., Series 02-A2 A2
2.40%, 9/15/05	7,225,107	7,225,107
Citigroup Global Markets, Inc.
2.38%, 1/7/05	9,018,147	9,018,147
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	17,314,841	17,314,841
Fortis Bank
2.39%, 2/16/05	9,018,146	9,018,146
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	186,925,120	186,925,120
Halogen Funding Co. LLC
2.44%, 1/14/05	7,214,715	7,214,715
Hartford Life, Inc.
2.41%, 1/2/06	2,885,807	2,885,807
Lehman Brothers, Inc.
2.49%, 3/31/05	1,262,541	1,262,541
Monte dei Paschi
2.42%, 2/22/05	9,018,147	9,018,147
Monumental Global Funding II
1.98%, 7/1/05	3,972,914	3,972,914
New York Life Insurance Co.
2.39%, 3/31/05	9,018,147	9,018,147
Nordea Bank N.Y.
2.35%, 9/6/05	9,014,907	9,014,907
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	9,018,147	9,018,147
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	9,018,147	9,018,147

AXA PREMIER VIP TRUST

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06	$9,018,147	$9,018,147
WestLB Covered Bond Bank plc
2.35%, 2/7/05	8,982,976	8,982,976

Total Short-Term Investments of Cash Collateral for Securities Loaned		316,944,103

Time Deposit (0.9%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	24,043,653	24,043,653

Total Short-Term Debt Securities (13.7%) (Amortized Cost $374,589,235)		374,589,235

Total Investments (112.4%) (Cost/Amortized Cost $2,632,963,355)		3,084,132,131
Other Assets Less Liabilities (-12.4%)		(340,311,248)

Net Assets (100%)		$2,743,820,883

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $31,265 or 0.00% of net assets) valued at fair value.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $4,694,602 or 0.17% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(o)	Discount Note Security. Effective Rate calculated as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2004, were as follows:

Securities	Market Value December 31, 2003	Purchases at Cost	Sales at Cost	Market Value December 31, 2004	Dividend Income	Realized Gain (Loss)
Curis, Inc.	$6,217,110	$6,320,781	$—	$14,621,690	$—	$—
Curis, Inc. (Warrant), expiring 4/24/05	—	—	—	31,265	—	—

	$6,217,110			$14,652,955	$—	$—

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,736,124,720
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	2,681,132,099

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$457,151,143
Aggregate gross unrealized depreciation	(30,499,867)

Net unrealized appreciation	$426,651,276

Federal income tax cost of investments	$2,657,480,855

At December 31, 2004, the Portfolio had loaned securities with a total value $316,170,583. This was secured by collateral of $323,076,443 which was received in cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $23,576 as brokerage commissions with Bernstein (Sanford C.) & Co. and $696 with Advest, Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $1,115,426,409 of which $530,983,481 expires in the year 2009, $517,239,587 expires in the year 2010, and $67,203,341 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $236,363,281 during 2004.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Government Securities (0.4%)
U.S. Government Agency (0.4%)
Fannie Mae
7.000%(l) (Cost $6,600,000)	132,000	$7,482,750

	Principal Amount
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (12.4%)
Asset Backed Securities (6.6%)
American Express Credit Account Master Trust,
Series 00-3 A 2.563%, 11/15/07 (l)	$1,275,000	1,275,593
Ameriquest Mortgage Securities, Inc.,
Series 03-1 A2 2.828%, 2/25/33 (l)	148,185	148,478
Series 03-2 A 2.828%, 3/25/33 (l)	125,683	125,892
Amortizing Residential Collateral Trust,
Series 02-BC3M A 2.688%, 6/25/32 (l)	147,038	147,192
Series 02-BC4 A 2.708%, 7/25/32 (l)	71,823	71,722
Argent Securities, Inc.,
Series 03-W3 AV1B 2.868%, 9/25/33 (l)	592,420	593,890
Asset Backed Securities Corp. Home Equity,
Series 04-HE10 1A 2.530%, 9/25/34 (l)	2,500,000	2,500,000
Bear Stearns Asset Backed Securities, Inc.,
Series 02-2 A1 2.748%, 10/25/32 (l)	42,486	42,529
Series 03-2 A2 2.868%, 3/25/43 (l)	521,080	521,905
Capital Auto Receivables Asset Trust,
Series 02-5 A4 2.920%, 4/15/08	4,000,000	3,992,795
CDC Mortgage Capital Trust,
Series 02-HE2 A 2.708%, 1/25/33 (l)	34,243	34,260
Cendant Mortgage Corp.,
Series 03-A A1 6.000%, 7/25/43§ (l)	556,815	570,949
Centex Home Equity,
Series 03-C AV 2.718%, 9/25/33 (l)	350,750	351,188
Chase Funding Loan Acquisition Trust,
Series 01-FF1 A2 2.658%, 4/25/31 (l)	24,872	24,895
Series 03-C1 2A2 2.748%, 1/25/33 (l)	3,187,397	3,192,334
Chase Issuance Trust,
Series 04-A9 A9 3.220%, 6/15/10	6,025,000	5,970,835
Citibank Credit Card Issuance Trust,
Series 00-A1 A1 6.900%, 10/15/07	5,200,000	5,355,400
Series 02-A5 A5 2.530%, 9/17/07 (l)	7,800,000	7,800,821
Series 03-A6 A6 2.900%, 5/17/10	2,475,000	2,409,669
Series 04-A1 A1 2.550%, 1/20/09	4,650,000	4,570,873
Series 04-A4 A4 3.200%, 8/24/09	7,200,000	7,131,504
Countrywide Asset-Backed Certificates,
Series 04-12 2AV1 2.568%, 1/25/24 (l)	3,862,398	3,865,063
Credit Suisse First Boston Mortgage Securities Corp.,
Series 01-HE17 A1 2.728%, 1/25/32 (l)	84,273	84,521
Series 02-9 2X 2.478%, 3/25/32§†	201,289	201,855
Series 02-HE4 A2 2.858%, 8/25/32 (l)	27,734	27,767
Series 02-P2A-A21 2.170%, 3/25/32§†	292,856	292,217
Series 02-P3 A 2.213%, 8/25/33§†(l)	462,645	459,123
Discover Card Master Trust I,
Series 00-1 A 2.573%, 8/16/07 (l)^	4,200,000	4,200,805
First Franklin Mortgage Loan Asset Backed Certificates,
Series 03-FF5 A2 2.820%, 3/25/34 (l)	603,229	600,698
Fremont Home Loan Trust,
Series 03-1 A2 2.758%, 2/25/33 (l)	348,491	349,091
GMAC Mortgage Corp. Loan Trust,
Series 99-HLTV A1 2.800%, 11/18/25 (l)	27,334	27,389
Goldman Sachs AMP Trust,
Series 02-NC1 A2 2.738%, 7/25/32 (l)	137,109	137,780
Home Equity Asset Trust,
Series 02-1 A4 2.718%, 11/25/32 (l)	70,818	70,793
Series 02-4 A2 2.828%, 3/25/33 (l)	147,133	147,393
Home Equity Mortgage Trust,
Series 03-5 A1 2.838%, 1/25/34 (l)	151,220	151,509
Household Mortgage Loan Trust,
Series 02-HC1 A 2.710%, 5/20/32 (l)	150,785	151,050
Irwin Home Equity,
Series 03-C 2A 2.938%, 6/25/28 (l)	215,889	215,625
MBNA Credit Card Master Note Trust,
Series 03-A6 A6 2.750%, 10/15/10	2,250,000	2,181,572
Series 03-A7 A7 2.650%, 11/15/10	6,150,000	5,935,631
Series 04-A4 A4 2.700%, 9/15/09	4,950,000	4,867,013
MBNA Master Credit Card Trust,
Series 96-M A 2.406%, 4/15/09 (l)	7,055,000	7,068,911
Merrill Lynch Mortgage Investors, Inc.,
Series 02-AFC1 AV1 2.551%, 4/25/31 (l)	22,514	22,673
Series 04-WMC4 A2B1 2.558%, 4/25/35 (l)	1,651,550	1,651,724
Morgan Stanley ABS Capital I,
Series 03-HE2 A2 2.758%, 8/25/33 (l)	377,844	378,463
Series 04-HE1 A3 2.578%, 1/25/34 (l)	381,925	381,975
Series 04-HE9 A3A 2.568%, 11/25/34 (l)	3,941,031	3,940,416

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Morgan Stanley Dean Witter Capital I,
Series 02-HE1 A2 2.748%, 7/25/32 (l)	$74,336	$74,502
Quest Trust,
Series 03-X3 A1 2.898%, 2/25/34§†(l)	513,311	509,893
Renaissance Home Equity Loan Trust,
Series 03-2A 2.858%, 8/25/33 (l)	208,636	208,640
Series 03-3 A 2.918%, 12/25/33 (l)	834,011	834,234
Residential Asset Mortgage Products, Inc.,
Series 03-RS11 AIIB 2.748%, 12/25/33 (l)	832,333	832,671
Residential Asset Securities Corp.,
Series 01-KS3 AII 2.648%, 9/25/31 (l)	194,323	194,497
Salomon Brothers Mortgage Securities VII,
Series 02-CIT1 A 2.718%, 3/25/32 (l)	377,068	376,838
Saxon Asset Securities Trust,
Series 02-1 AV2 2.688%, 1/25/32 (l)	81,656	81,598
Series 02-3 AV 2.818%, 12/25/32 (l)	89,583	89,711
SLM Student Loan Trust,
Series 02-4 A3 2.570%, 6/15/11 (l)	5,656,416	5,666,294
Series 04-6 A2 2.140%, 1/25/13 (l)	7,250,000	7,257,294
Series 04-9 A1 1.970%, 10/26/09 (l)	7,600,000	7,597,644
Structured Asset Securities Corp.,
Series 03-AL2 A 3.356%, 1/25/31§	1,249,360	1,191,180
Terwin Mortgage Trust,
Series 03-1SL A1 2.998%, 9/25/33§†(l)	8,485	8,493
Whole Auto Loan Trust,
Series 03-1 A3A 1.840%, 10/15/06	4,000,000	3,972,018

		113,139,288

Non-Agency CMO (5.8%)
Banc of America Alternative Loan Trust,
Series 04-5 4A1 5.000%, 6/25/19	2,231,536	2,263,983
Series 04-6 4A1 5.000%, 7/25/19	2,287,772	2,271,059
Bank of America Mortgage Securities,
Series 02-K 2A1 5.597%, 10/20/32 (l)	187,851	190,463
Bear Stearns Adjustable Rate Mortgage Trust,
Series 02-2 IIIA 6.936%, 6/25/31 (l)	4,236	4,456
Bear Stearns Alt-A Trust,
Series 03-7 IIA2 2.698%, 2/25/34 (l)	647,873	647,885
Bear Stearns Commercial Mortgage Securities,
Series 00-WF2 A2 7.320%, 10/15/32	2,890,000	3,297,970
Chase Commercial Mortgage Securities Corp.,
Series 00-1 A2 7.757%, 4/15/32^	890,000	1,008,802
Series 99-2 A2 7.198%, 1/15/32	530,000	596,957
Countrywide Alternative Loan Trust,
Series 03-J3 2A1 6.250%, 12/25/33	883,152	904,410
Countrywide Home Loan Mortgage Pass Through Trust,
Series 02-HYB2 6A1 4.973%, 9/19/32 (l)	68,119	68,251
Series 03-R4 2A 6.500%, 1/25/34§	733,235	760,268
Credit Suisse First Boston Mortgage Securities Corp.,
Series 02-AR2 2A1 2.818%, 2/25/32 (l)	8,890	8,896
Series 98-C2 A2 6.300%, 11/11/30	1,155,000	1,245,912
Credit-Based Asset Servicing and Securitization,
Series 02-CB1 A2A 2.758%, 8/25/29 (l)	54,225	54,278
DLJ Commercial Mortgage Corp.,
Series 98-CF1 A1B 6.410%, 2/18/31	3,520,000	3,759,594
Series 99-CG1 A1B 6.460%, 3/10/32	275,000	298,296
Series 99-CG2 A1B 7.300%, 6/10/32	3,770,000	4,240,034
First Horizon Asset Securities, Inc.,
Series 00-H 1A 7.000%, 9/25/30	18,771	18,727
First Republic Mortgage Loan Trust,
Series 01-FRB1 A 2.753%, 11/15/31 (l)	2,112,560	2,124,506
GMAC Commercial Mortgage Securities, Inc.,
Series 99-2 A2 6.945%, 9/15/33^	325,000	359,518
Series 99-C3 A2 7.179%, 8/15/36	3,645,443	4,070,390
Series 00-C1 A2 7.724%, 3/15/33	3,900,000	4,461,810
Series 00-C2 A2 7.455%, 8/16/33	3,430,000	3,940,320
Series 00-C3 A2 6.957%, 9/15/35	5,125,000	5,793,314
Greenwich Capital Commercial Funding Corp.,
Series 04-GG1 A4 4.755%, 6/10/36	3,180,000	3,250,748
GS Mortgage Securities Corp. II,
Series 03-GSFL VI A1 2.553%, 11/15/15^§ (l)	1,106,248	1,106,008
GSR Mortgage Loan Trust,
Series 04-9 4A1 4.072%, 8/25/34 (l)	9,023,511	8,939,413
Heller Financial Commercial Mortgage Asset Trust,
Series 99-PH1 A1 6.500%, 5/15/31	107,316	111,433
Series 99-PH1 A2 6.847%, 5/15/31	475,000	520,907
Impac CMB Trust,
Series 03-8 2A1 2.868%, 10/25/33 (l)	640,323	642,089
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 01-CIB2 A3 6.429%, 4/15/35	1,295,000	1,437,907
LB Commercial Conduit Mortgage Trust,
Series 98-C4 A1B 6.210%, 10/15/35	1,425,000	1,529,089
LB-UBS Commercial Mortgage Trust,
Series 03-C7 A2 4.064%, 9/15/27 (l)	1,730,000	1,730,747
Series 04-C8 A2 4.201%, 12/15/29^	4,020,000	4,031,939

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
MASTR Alternative Loans Trust,
Series 04-4 1A1 5.500%, 5/25/34	$2,154,889	$2,149,848
Merrill Lynch Mortgage Investors, Inc.,
Series 03-A1 3A 4.910%, 12/25/32 (l)	936,411	934,565
Morgan Stanley Capital I,
Series 03-T11 A2 4.340%, 6/13/41	2,050,000	2,062,793
Series 98-WF1 A2 6.550%, 3/15/30	3,831,954	4,087,506
Paine Webber Mortgage Acceptance Corp.,
Series 99-C1 A2 6.820%, 4/15/09	283,500	310,322
Residential Accredit Loans, Inc.,
Series 03-QR19 CB1 5.750%, 10/25/33	2,157,340	2,211,648
Salomon Brothers Mortgage Securities VII,
Series 01-C2 A3 6.499%, 10/13/11	3,600,000	4,010,601
Sequoia Mortgage Trust,
Series 03-4 2A1 2.760%, 7/20/33 (l)	769,511	757,610
Series 10-2A1 2.790%, 10/20/27 (l)	719,633	721,465
Structured Asset Mortgage Investments, Inc.,
Series 02-AR3 A1 2.740%, 9/19/32 (l)	427,146	427,210
Structured Asset Securities Corp.,
Series 00-2A 7 2.066%, 1/21/09§ (l)	3,323,521	3,323,521
Series 01-3A 1A1 2.660%, 3/25/31 (l)	5,242	5,310
Series 02-9 A2 2.718%, 10/25/27 (l)	257,465	257,494
Series 02-HF1 A 2.708%, 1/25/33 (l)	292,896	292,796
Series 02-HF2 A1 2.918%, 7/25/32 (l)	198,866	199,281
Series 02-HF2 A3 2.918%, 7/25/32 (l)	379,735	380,528
Washington Mutual, Inc.,
Series 00-3A 3.095%, 12/25/40 (l)	370,418	369,572
Series 02-AR10 A6 4.816%, 10/25/32 (l)	615,919	616,966
Series 02-AR6 A 2.995%, 6/25/42 (l)	831,621	839,596
Series 02-AR9 1A 2.994%, 8/25/42 (l)	1,138,145	1,147,993
Series 03-R1 A1 2.688%, 12/25/27 (l)	2,613,603	2,610,769
Wells Fargo Mortgage Backed Securities Trust,
Series 04-K 1A2 4.487%, 7/25/34 (l)	7,394,394	7,247,774

		100,655,547

Total Asset-Backed and Mortgage-Backed Securities		213,794,835

Consumer Discretionary (1.8%)
Automobiles (0.9%)
DaimlerChrysler AG
7.450%, 3/1/27	330,000	366,913
DaimlerChrysler NA Holdings Corp.
2.750%, 9/26/05 (l)	1,490,000	1,496,696
2.940%, 9/10/07 (l)	725,000	727,375
4.050%, 6/4/08^	200,000	199,587
6.500%, 11/15/13^	165,000	178,962
Ford Motor Co.
7.450%, 7/16/31^	649,000	652,724
Ford Motor Credit Co.
7.500%, 3/15/05	2,290,000	2,309,559
7.600%, 8/1/05	7,495,000	7,669,918
6.875%, 2/1/06	1,000,000	1,030,200
General Motors Corp.
8.250%, 7/15/23^	630,000	656,253

		15,288,187

Hotels, Restaurants & Leisure (0.1%)
Caesars Entertainment, Inc.
7.875%, 12/15/05	900,000	933,750
7.500%, 9/1/09	500,000	556,250
Harrah’s Operating Co., Inc.
7.500%, 1/15/09	100,000	110,815
MGM Mirage, Inc.
6.625%, 2/1/05	790,000	792,072

		2,392,887

Media (0.8%)
AOL Time Warner, Inc.
6.125%, 4/15/06	415,000	429,716
Comcast Cable Communications, Inc.
6.375%, 1/30/06	190,000	196,259
Comcast Corp.
6.500%, 1/15/15	969,000	1,077,102
7.050%, 3/15/33^	560,000	640,768
Continental Cablevision, Inc.
8.300%, 5/15/06	770,000	817,978
Cox Communications, Inc.
4.625%, 1/15/10§	2,000,000	1,995,388
7.125%, 10/1/12^	115,000	128,899
Historic TW, Inc.
6.625%, 5/15/29^	200,000	215,502
News America Holdings, Inc.
7.750%, 1/20/24	145,000	171,953
News America, Inc.
5.300%, 12/15/14^§	1,125,000	1,138,274
7.125%, 4/8/28	275,000	309,107
7.300%, 4/30/28	425,000	486,986
7.280%, 6/30/28	525,000	599,981
Rogers Cablesystems Ltd.
10.000%, 3/15/05	350,000	354,812
TCI Communications, Inc.
7.875%, 8/1/13	130,000	155,869
7.875%, 2/15/26	1,070,000	1,313,987
7.125%, 2/15/28	360,000	406,824
Time Warner Cos., Inc.
8.180%, 8/15/07	300,000	333,172
7.570%, 2/1/24	10,000	11,763
6.950%, 1/15/28	1,505,000	1,679,342
Time Warner, Inc.
6.750%, 4/15/11	135,000	151,856
7.700%, 5/1/32	598,000	731,425
Turner Broadcasting System, Inc.
8.375%, 7/1/13	65,000	80,090

		13,427,053

Total Consumer Discretionary		31,108,127

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Consumer Staples (0.2%)
Beverages (0.1%)
Diageo Capital plc
3.375%, 3/20/08^	$895,000	$886,522

Food & Staples Retailing (0.1%)
Delhaize America, Inc.
7.375%, 4/15/06	750,000	787,482
Kroger Co.
6.800%, 4/1/11^	275,000	309,916
5.500%, 2/1/13^	1,078,000	1,130,158

		2,227,556

Food Products (0.0%)
General Mills, Inc.
5.125%, 2/15/07	750,000	770,038

Total Consumer Staples		3,884,116

Energy (0.3%)
Oil & Gas (0.3%)
Anadarko Finance Co.
7.500%, 5/1/31	455,000	563,720
Conoco Funding Co.
6.350%, 10/15/11	200,000	223,235
Conoco, Inc.
8.350%, 8/1/06	280,000	299,916
6.950%, 4/15/29	290,000	342,448
ConocoPhillips
7.000%, 3/30/29	30,000	35,529
Devon Financing Corp.
7.875%, 9/30/31	320,000	402,906
EnCana Corp.
6.500%, 8/15/34	375,000	411,676
Enterprise Products Operating LP
4.000%, 10/15/07§	575,000	573,596
Occidental Petroleum Corp.
8.450%, 2/15/29	155,000	209,968
Pioneer Natural Resources Co.
5.875%, 7/15/16^	400,000	417,885
Statoil ASA
5.125%, 4/30/14§	760,000	778,505
Suncor Energy, Inc.
5.950%, 12/1/34	260,000	272,573
Tosco Corp.
7.250%, 1/1/07	400,000	426,709

Total Energy		4,958,666

Financials (8.5%)
Capital Markets (0.3%)
Lehman Brothers Holdings, Inc.
7.000%, 2/1/08	340,000	371,480
Morgan Stanley
5.300%, 3/1/13	300,000	308,918
UBS AG/Connecticut
1.93%, 7/5/05 (l)	4,000,000	3,999,200

		4,679,598

Commercial Banks (3.2%)
American Express Bank FSB
2.493%, 11/21/07 (l)	2,750,000	2,750,798
American Express Centurion Bank
4.375%, 7/30/09	1,000,000	1,015,924
Bank of America Corp.
5.250%, 2/1/07^	375,000	388,203
3.875%, 1/15/08	1,175,000	1,184,164
6.250%, 4/1/08	425,000	456,933
4.375%, 12/1/10	275,000	275,819
7.400%, 1/15/11	1,660,000	1,922,907
5.375%, 6/15/14	380,000	396,559
Bank One NA/Illinois
3.700%, 1/15/08#	1,250,000	1,250,017
Bank One NA/Texas
6.250%, 2/15/08	1,000,000	1,066,080
BankBoston NA
6.375%, 4/15/08	625,000	673,832
Depfa ACS Bank
3.625%, 10/29/08	2,000,000	1,994,361
HBOS plc
3.125%, 1/12/07§	950,000	942,998
HBOS Treasury Services plc
3.600%, 8/15/07§	780,000	780,441
3.500%, 11/30/07§	1,285,000	1,280,545
HSBC Bank USA N.A.
2.590%, 9/21/07 (l)	2,325,000	2,325,986
3.875%, 9/15/09	2,300,000	2,279,949
HSBC Capital Funding LP
4.610%, 12/31/49§ (l)	550,000	530,896
National City Bank/Indiana
3.300%, 5/15/07	500,000	499,224
National City Bank/Ohio
3.375%, 10/15/07	1,575,000	1,566,399
National Westminster Bank plc
7.375%, 10/1/09^	725,000	825,367
Rabobank Capital Funding II
5.260%, 12/31/49§ (l)	1,080,000	1,098,889
State Street Bank & Trust Co.
2.410%, 12/11/06^ (l)	1,800,000	1,798,920
Suntrust Bank
2.530%, 6/2/09 (l)	650,000	651,580
4.415%, 6/15/09	980,000	996,364
SunTrust Banks, Inc.
3.625%, 10/15/07	1,610,000	1,606,228
4.000%, 10/15/08	895,000	903,249
U.S. Bancorp
3.950%, 8/23/07^	100,000	100,961
U.S. Bank NA
2.870%, 2/1/07	555,000	550,196
2.400%, 3/12/07	825,000	809,582
2.590%, 10/1/07 (l)	4,225,000	4,224,725
Wachovia Corp.
6.300%, 4/15/08 (l)	1,165,000	1,249,906
3.625%, 2/17/09	510,000	504,128
Wells Fargo & Co.
5.125%, 2/15/07	1,435,000	1,484,463
4.000%, 8/15/08	4,175,000	4,202,914
2.590%, 9/15/09 (l)	5,490,000	5,483,516
4.200%, 1/15/10	4,400,000	4,417,882
Wells Fargo Bank N.A.
7.800%, 6/15/10 (l)	200,000	204,186

		54,695,091

Consumer Finance (1.2%)
General Motors Acceptance Corp.
4.438%, 3/4/05 (l)	1,000,000	1,002,153
7.500%, 7/15/05^	2,450,000	2,500,470
3.329%, 10/20/05^(l)	2,630,000	2,639,694
6.750%, 1/15/06	3,600,000	3,693,168
5.625%, 5/15/09	555,000	555,020
7.250%, 3/2/11^	2,000,000	2,093,924
6.875%, 9/15/11	1,100,000	1,127,272
8.000%, 11/1/31	1,181,000	1,213,932
HSBC Finance Corp.
4.125%, 12/15/08	1,525,000	1,531,236
6.450%, 2/1/09	65,000	70,645
4.125%, 11/16/09	660,000	656,451
6.750%, 5/15/11	45,000	50,500
6.375%, 10/15/11	640,000	706,813
7.000%, 5/15/12	515,000	588,118
6.375%, 11/27/12^	225,000	248,599

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount		Value (Note 1)
SLM Corp.
4.000%, 1/15/10		$2,475,000	$2,455,836

			21,133,831

Diversified Financial Services (2.7%)
Associates Corp. of North America
6.250%, 11/1/08		650,000	704,597
6.875%, 11/15/08		4,100,000	4,525,502
Bank One Corp.
6.000%, 8/1/08		715,000	765,252
Citicorp
7.750%, 6/15/06		25,000	26,548
Citigroup, Inc.
3.500%, 2/1/08^		3,580,000	3,564,037
3.625%, 2/9/09		980,000	971,597
6.200%, 3/15/09		905,000	983,591
2.590%, 6/9/09 (l)		6,450,000	6,459,791
Eksportfinans A/S
3.375%, 1/15/08		4,070,000	4,050,990
General Electric Capital Corp.
3.450%, 7/16/07		700,000	698,101
4.250%, 1/15/08		4,745,000	4,820,128
2.219%, 7/28/08 (l)		4,250,000	4,253,663
3.600%, 10/15/08		4,385,000	4,347,081
JPMorgan Chase & Co.
5.250%, 5/30/07		435,000	452,223
4.000%, 2/1/08		740,000	744,904
6.375%, 2/15/08^		775,000	829,841
3.625%, 5/1/08		1,100,000	1,092,204
MassMutual Global Funding II
2.550%, 7/15/08§		850,000	815,736
Nationwide Building Society
3.500%, 7/31/07§		1,975,000	1,966,035
New York Life Global Funding
3.875%, 1/15/09§		775,000	770,762
Pemex Finance Ltd.
9.030%, 2/15/11#		100,000	115,301
Racers,
Series 97-R-8-3 2.590%, 8/15/07§† (b)(l)		800,000	771,837
TIAA Global Markets
3.875%, 1/22/08§		1,895,000	1,906,749
UFJ Finance Aruba AEC
6.750%, 7/15/13		330,000	367,742
USAA Capital Corp.
4.000%, 12/10/07§		975,000	986,139

			46,990,351

Insurance (0.7%)
Allstate Financial Global Funding
6.150%, 2/1/06§		1,350,000	1,391,762
ASIF Global Financing
3.900%, 10/22/08^§		4,790,000	4,787,883
Aspen Insurance Holdings Ltd.
6.000%, 8/15/14^§		555,000	558,498
Berkshire Hathaway Finance Corp.
3.400%, 7/2/07§		2,140,000	2,134,941
Marsh & McLennan Cos., Inc.
5.375%, 3/15/07^		525,000	535,500
Metropolitan Life Global Funding I
4.750%, 6/20/07§		200,000	205,195
4.250%, 7/30/09§		800,000	805,247
Monumental Global Funding II
4.375%, 7/30/09§		800,000	803,362
Protective Life Secured Trust
3.700%, 11/24/08		730,000	727,857
XL Capital Ltd.
6.375%, 11/15/24		535,000	563,154

			12,513,399

Real Estate (0.4%)
Archstone-Smith Operating Trust (REIT)
5.625%, 8/15/14		725,000	753,211
AvalonBay Communities, Inc. (REIT)
6.625%, 9/15/11#		270,000	298,816
EOP Operating LP
7.000%, 7/15/11^		680,000	766,865
4.750%, 3/15/14		605,000	585,258
7.250%, 6/15/28		400,000	453,146
ERP Operating LP
6.625%, 3/15/12		445,000	496,360
5.200%, 4/1/13^		500,000	510,282
Rouse Co. (REIT)
3.625%, 3/15/09		1,160,000	1,093,583
Simon Property Group LP (REIT)
4.900%, 1/30/14^		270,000	265,984
7.375%, 6/15/18		505,000	580,613

			5,804,118

Total Financials			145,816,388

Government Securities (67.5%)
Agency CMO (2.1%)
Federal Home Loan Mortgage Corp.
5.000%, 11/15/17		2,660,000	2,708,341
2.753%, 12/15/29 (l)		60,204	60,342
6.000%, 12/15/29		168,627	169,699
5.500%, 1/15/31		3,900,000	4,037,551
6.500%, 7/25/43		1,786,809	1,868,332
Federal National Mortgage Association
6.000%, 12/25/08		68,859	69,403
3.000%, 8/25/09		500,000	498,246
3.500%, 4/25/17		1,380,638	1,377,705
5.000%, 3/25/18		1,190,000	1,196,468
4.500%, 9/25/18		1,500,000	1,461,602
6.000%, 8/25/28		4,264,967	4,395,647
5.310%, 8/25/33		2,900,000	2,919,437
5.500%, 1/25/34		4,240,000	4,364,571
6.500%, 7/25/34		2,740,000	2,872,150
Government National Mortgage Association
6.500%, 6/20/32		176,390	182,785
Small Business Administration
4.628%, 3/10/13		1,100,000	1,102,630
Small Business Administration Participation Certificates
4.930%, 1/1/24		947,763	958,857
4.340%, 3/1/24		5,893,127	5,746,678

			35,990,444

Foreign Governments (4.9%)
Bundesrepublik Deutschland
4.000%, 7/4/09	EUR	1,600,000	2,266,406
5.000%, 7/4/12	EUR	3,800,000	5,702,484
Federative Republic of Brazil
3.063%, 4/15/06 (l)		$825,600	826,591
11.500%, 3/12/08		730,000	858,954
3.125%, 4/15/09 (l)		704,155	695,916
8.299%, 6/29/09 (l)		2,000,000	2,367,300
11.000%, 1/11/12		2,100,000	2,549,400
3.125%, 4/15/12 (l)		1,537,072	1,464,061
8.000%, 4/15/14		5,013,592	5,129,406
8.875%, 4/15/24		150,000	155,888
Government of Chile
5.500%, 1/15/13		1,000,000	1,050,700
Government of Croatia
2.813%, 7/31/06 (l)		41,305	41,305
2.813%, 7/31/10 (l)		1,235,455	1,235,455

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount		Value (Note 1)
Israel Government AID Bond
5.500%, 4/26/24		$1,950,000	$2,034,178
5.500%, 9/18/33		1,945,000	2,042,098
Province of Ontario
3.375%, 1/15/08^		560,000	556,541
Quebec Province
5.000%, 7/17/09		550,000	574,514
Republic of Bulgaria
2.750%, 7/28/11 (l)		182,000	181,891
2.750%, 7/28/12 (l)		723,810	723,231
Republic of Italy
3.800%, 3/27/08	JPY	364,000,000	3,948,226
Republic of Panama
8.250%, 4/22/08		$100,000	111,000
9.625%, 2/8/11		350,000	413,000
Republic of Peru
9.125%, 1/15/08		500,000	568,750
9.125%, 2/21/12		1,493,000	1,739,345
4.500%, 3/7/17 (l)		100,000	93,500
5.000%, 3/7/17 (l)		1,716,000	1,638,780
Republic of South Africa
7.375%, 4/25/12		60,000	68,724
6.500%, 6/2/14		1,480,000	1,620,600
Russian Federation
10.000%, 6/26/07 (m)		2,800,000	3,164,280
8.250%, 3/31/10 (m)		3,250,000	3,605,225
5.000%, 3/31/30 (e)(m)		5,220,000	5,399,568
Swedish Export Credit AB
2.875%, 1/26/07		850,000	841,474
Swedish Government
8.000%, 8/15/07	SEK	128,100,000	21,792,074
United Mexican States
2.753%, 1/13/09 (l)		$950,000	962,825
10.375%, 2/17/09		2,550,000	3,127,192
8.375%, 1/14/11		565,000	663,593
5.875%, 1/15/14		915,000	937,417
8.125%, 12/30/19		1,180,000	1,384,730
8.000%, 9/24/22		1,175,000	1,355,363

			83,891,985

Municipal Bonds (1.2%)
California State Department Water Reserves Power Supply, Series E
3.975%, 5/1/05		250,000	250,785
California State Economic Recovery, Series A
5.000%, 7/1/09		4,000,000	4,386,840
5.000%, 7/1/12		1,600,000	1,783,664
5.250%, 7/1/13		250,000	281,108
Clark County, Nevada School District, Series C
5.375%, 6/15/13		1,010,000	1,144,512
Cook County, Illinois, Series B
5.000%, 11/15/12		1,245,000	1,378,638
Energy NorthWest Washington Electric
5.500%, 7/1/14		1,000,000	1,137,780
Florida State Board of Education
5.000%, 6/1/33		320,000	329,424
Florida State Turnpike Authority
5.000%, 7/1/33		80,000	82,066
Golden State Tobacco Securitization Corp./CA
6.750%, 6/1/39		730,000	732,270
7.900%, 6/1/42		230,000	249,828
Honolulu, Hawaii City & County Board
5.000%, 7/1/10		700,000	771,106
Los Gatos, California Union School District
5.000%, 8/1/30		160,000	164,829
Michigan State Building Authority
5.250%, 10/15/12		1,550,000	1,751,236
New York City Municipal Water Finance Authority
5.000%, 6/15/29		300,000	306,156
5.000%, 6/15/34		520,000	530,031
5.125%, 6/15/34		200,000	207,828
New York State Environmental Facilities Corp.
5.000%, 6/15/32		210,000	216,707
Salt River Project Agricultural Improvement & Power District/ Arizona
5.000%, 1/1/31		350,000	359,506
San Francisco/CA City & County Public Utilities Commission
5.000%, 11/1/32		300,000	306,999
South Carolina Transportation Infrastructure
5.000%, 10/1/33		190,000	195,406
State of New Jersey Transportation Trust Fund Authority
5.000%, 6/15/11		1,550,000	1,694,290
Tobacco Settlement Financing Corp./NJ
6.000%, 6/1/37		250,000	228,165
6.750%, 6/1/39		795,000	794,944
6.250%, 6/1/43		1,930,000	1,813,158

			21,097,276

Supranational (0.2%)
Export-Import Bank of China
5.250%, 7/29/14§		3,700,000	3,776,009

U.S. Government Agencies (25.7%)
Federal Home Loan Bank
1.958%, 1/5/05 (l)		24,400,000	24,399,405
2.450%, 3/21/05 (l)		10,000,000	9,999,570
Federal Home Loan Mortgage Corp.
2.090%, 2/4/05 (l)		9,800,000	9,798,009
3.500%, 4/1/08		1,125,000	1,118,609
6.875%, 7/15/08		13,450	14,088
3.875%, 1/12/09^		2,875,000	2,863,138
4.000%, 6/1/10		1,725,806	1,718,847
4.750%, 12/8/10^		4,415,000	4,437,309
4.500%, 12/16/10^		12,260,000	12,248,292
4.125%, 2/24/11^		3,325,000	3,273,748
4.625%, 5/28/13		850,000	844,606
6.000%, 1/1/14		65,605	68,818
5.500%, 2/1/14		662,993	686,687
6.000%, 7/1/14		37,272	39,082
6.000%, 2/1/17		1,550,929	1,624,512
6.000%, 3/1/17		12,291	12,874
6.500%, 3/1/17		130,268	137,954
6.000%, 4/1/17		1,086,208	1,137,744
6.000%, 5/1/17		10,727	11,236
6.000%, 7/1/17		158,067	165,569
6.000%, 8/1/17		213,824	223,970
5.500%, 11/1/17		234,409	242,410
4.000%, 5/1/18		935,237	916,128
4.500%, 4/1/19		400,383	399,294
4.000%, 5/1/19		471,182	460,987
4.500%, 5/1/19		2,420,710	2,414,125
4.500%, 6/1/19		848,172	846,521
6.500%, 4/1/31		3,676	3,858
5.639%, 11/1/31 (l)		216,783	222,599
5.500%, 9/1/33		335,970	341,620
5.500%, 12/1/33		1,179,614	1,199,450
5.000%, 4/1/34		7,113,683	7,069,007
6.000%, 5/1/34		520,236	537,673
5.500%, 1/15/20 TBA		300,000	309,750
5.500%, 1/15/35 TBA		4,000,000	4,062,500

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND

PORTFOLIO PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Federal National Mortgage Association
2.350%, 4/29/06	$5,065,000	$5,015,601
2.710%, 1/30/07	12,775,000	12,630,655
2.350%, 4/5/07	6,220,000	6,090,039
3.125%, 3/16/09^	2,180,000	2,118,308
6.625%, 9/15/09^	1,300,000	1,451,546
7.125%, 6/15/10	5,935,000	6,821,820
6.000%, 5/15/11^	1,295,000	1,424,755
5.500%, 7/18/12	625,000	632,534
4.750%, 2/21/13^	775,000	770,326
6.000%, 4/1/14	1,118,710	1,173,000
7.000%, 4/1/15	170,986	181,293
6.000%, 3/1/16	29,902	31,363
6.000%, 4/1/16	3,756	3,938
7.000%, 4/1/16	202,277	214,470
6.000%, 8/1/16	143,777	150,754
6.000%, 11/1/16	735,159	770,836
5.500%, 2/1/17	930,303	962,490
6.000%, 2/1/17	725,471	760,677
6.000%, 5/1/17	31,294	32,811
5.500%, 6/1/17	247,152	255,627
6.000%, 7/1/17	318,396	333,830
5.500%, 8/1/17	208,815	215,975
6.000%, 8/1/17	477,670	500,824
6.000%, 9/1/17	1,370,706	1,437,147
5.500%, 10/1/17	599,961	620,717
6.000%, 10/1/17	149,129	156,358
6.000%, 11/1/17	838,531	879,177
5.500%, 12/1/17	15,563	16,101
5.000%, 1/1/18	3,186,354	3,238,929
5.500%, 1/1/18	870,369	900,264
6.000%, 1/1/18	815,983	855,536
5.500%, 2/1/18	11,499	11,894
6.000%, 2/1/18	261,848	274,556
5.000%, 3/1/18	6,375,160	6,483,295
6.000%, 3/1/18	13,950	14,625
4.500%, 4/1/18	521,892	521,406
5.500%, 4/1/18	3,233,810	3,344,889
4.500%, 5/1/18	866,550	866,717
5.000%, 6/1/18	901,090	916,374
5.500%, 6/1/18	662,925	685,696
4.000%, 8/1/18	2,922,561	2,858,430
6.000%, 8/1/18	513,992	538,881
4.000%, 10/1/18	89,391	87,429
4.500%, 10/1/18	457,732	457,306
5.500%, 10/1/18	22,178	22,940
5.500%, 11/1/18	838,770	867,581
5.500%, 12/1/18	670,674	693,711
4.500%, 2/1/19	1,085,572	1,082,082
4.500%, 3/1/19	415,438	414,102
5.500%, 3/1/19	892,725	923,504
4.500%, 4/1/19	3,715,619	3,703,670
5.500%, 4/1/19	1,410,607	1,459,411
4.500%, 5/1/19	268,480	267,617
5.000%, 5/1/19	727,745	739,865
5.500%, 5/1/19	378,549	391,478
6.000%, 5/1/19	158,310	165,993
5.000%, 6/1/19	93,402	94,958
5.500%, 6/1/19	924,871	956,640
5.500%, 7/1/19	3,350,310	3,465,050
4.500%, 8/1/19	466,152	464,961
5.500%, 8/1/19	7,262,550	7,510,599
5.500%, 9/1/19	11,944,855	12,352,826
3.839%, 1/1/28 (l)	411,864	425,545
6.500%, 9/1/30	1,312	1,378
6.500%, 2/1/31	2,926	3,072
6.500%, 8/1/31	1,853	1,944
7.000%, 8/1/31	108,155	114,689
6.500%, 2/1/32	1,934,434	2,030,421
6.500%, 3/1/32	929,258	975,368
7.000%, 3/1/32	192,510	204,075
7.000%, 4/1/32	401,899	426,107
6.500%, 6/1/32	716,197	751,735
7.000%, 7/1/32	119,377	126,551
6.500%, 8/1/32	530,381	556,780
6.500%, 9/1/32	4,563,667	4,790,116
7.000%, 10/1/32	121,692	129,023
6.500%, 11/1/32	503,067	528,028
6.500%, 12/1/32	155,178	162,878
6.500%, 2/1/33	165,805	173,934
3.066%, 3/1/33 (l)	393,233	395,682
5.156%, 4/1/33 (l)	516,664	527,807
5.500%, 6/1/33	414,707	421,376
5.500%, 8/1/33	2,178,890	2,213,253
6.500%, 10/1/33	291,660	305,960
5.500%, 1/1/34	279,725	284,223
5.000%, 2/1/34	979,362	972,194
5.500%, 2/1/34	2,002,209	2,033,857
5.000%, 3/1/34	13,641,814	13,538,655
5.500%, 3/1/34	8,117,014	8,245,316
5.000%, 4/1/34	3,737,153	3,711,233
5.500%, 4/1/34	5,458,050	5,544,323
5.000%, 5/1/34	3,136,588	3,113,632
5.500%, 5/1/34	12,035,416	12,225,654
5.000%, 6/1/34	25,903	25,713
5.500%, 6/1/34	8,717,879	8,855,678
5.000%, 7/1/34	1,098,677	1,090,636
5.500%, 7/1/34	9,204,914	9,350,412
6.500%, 7/1/34	234,317	245,808
5.000%, 8/1/34	1,951,409	1,937,127
5.500%, 8/1/34	485,211	492,880
5.000%, 9/1/34	4,263,512	4,232,309
6.500%, 9/1/34	874,693	917,590
7.000%, 9/1/34	181,601	192,438
5.000%, 10/1/34	5,499,895	5,459,644
5.000%, 11/1/34	10,253,753	10,178,712
5.000%, 12/1/34	773,959	768,295
5.194%, 12/1/40 (l)	581,647	603,404
4.000%, 1/25/20 TBA	3,200,000	3,124,000
5.000%, 1/25/20 TBA	16,400,000	16,656,250
4.500%, 1/25/35 TBA	3,300,000	3,188,625
5.000%, 1/25/35 TBA	1,800,000	1,785,375
5.500%, 1/25/35 TBA	38,030,000	38,681,913
6.000%, 1/25/35 TBA	15,900,000	16,436,625
6.500%, 1/25/35 TBA	15,700,000	16,460,477
Government National Mortgage Association
3.750%, 7/20/27 (l)	26,121	26,423
6.000%, 11/15/28	44,322	45,968
6.000%, 1/15/29	105,580	109,731
6.000%, 2/15/29	41,795	43,347
6.500%, 5/15/29	43,881	46,202
6.000%, 6/15/29	55,936	58,013
7.000%, 4/15/31	87,586	93,094
6.500%, 6/15/31	200,020	210,740
7.000%, 9/15/31	123,469	131,266
7.000%, 10/15/31	13,780	14,647
6.000%, 11/15/31	28,570	29,660
6.000%, 12/15/31	181,478	188,404
7.000%, 2/15/32	110,015	116,924
7.000%, 4/15/32	82,945	88,154
6.000%, 5/15/32	16,362	16,978
7.000%, 5/15/32	77,598	82,482
6.000%, 11/15/32	522,897	542,578
5.000%, 12/15/32	192,446	192,839
5.500%, 12/15/32	2,675,363	2,737,067

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Government National Mortgage Association
5.500%, 1/15/33	$355,700	$363,474
6.000%, 1/15/33	823,249	853,772
5.000%, 2/15/33	273,287	273,877
7.000%, 2/15/33	148,069	157,352
6.000%, 3/15/33	2,102,203	2,180,146
5.000%, 4/15/33	177,364	177,747
5.500%, 4/15/33	280,457	286,586
5.000%, 6/15/33	252,248	252,792
5.000%, 7/15/33	1,078,327	1,080,382
5.500%, 7/15/33	295,583	302,176
5.000%, 8/15/33	5,873,951	5,886,630
5.000%, 9/15/33	6,107,385	6,120,567
5.500%, 9/15/33	179,855	183,867
6.000%, 11/15/33	252,770	262,142
5.500%, 12/15/33	2,712,278	2,774,683
5.500%, 2/15/34	4,009,378	4,101,627
6.000%, 1/15/35 TBA	4,400,000	4,558,127
6.500%, 1/15/35 TBA	1,500,000	1,577,813
Housing Urban Development
5.380%, 8/1/18	1,660,000	1,679,792
Resolution Funding Corp.
(Zero Coupon), 7/15/18	75,000	38,207
(Zero Coupon), 10/15/18	75,000	37,630
Small Business Administration
4.524%, 2/10/13	1,347,136	1,347,500
4.504%, 2/1/14	1,078,257	1,069,942

		443,096,244

U.S. Treasuries (33.4%)
U.S. Treasury Bonds
10.375%, 11/15/12^	6,280,000	7,487,430
12.000%, 8/15/13^	5,785,000	7,455,870
8.125%, 8/15/19^	5,585,000	7,623,089
8.500%, 2/15/20^	5,255,000	7,416,529
8.000%, 11/15/21^	7,570,000	10,391,301
6.250%, 8/15/23^	5,850,000	6,848,841
6.000%, 2/15/26^	7,415,000	8,493,942
6.750%, 8/15/26^	2,490,000	3,105,886
6.125%, 11/15/27^	5,795,000	6,768,154
5.500%, 8/15/28^	3,040,000	3,290,326
5.375%, 2/15/31^	31,015,000	33,537,388
Inflation Indexed
2.375%, 1/15/25^	11,442,154	12,235,507
U.S. Treasury Notes
2.500%, 5/31/06^	17,720,000	17,618,252
2.750%, 6/30/06^	1,020,000	1,017,251
2.375%, 8/31/06^	21,790,000	21,572,950
2.500%, 9/30/06^	43,855,000	43,476,400
2.500%, 10/31/06^	56,715,000	56,185,509
2.875%, 11/30/06	275,850,000	274,987,969
3.000%, 11/15/07^	3,705,000	3,682,133
3.500%, 11/15/09^	6,915,000	6,882,582
3.500%, 12/15/09^	1,030,000	1,025,011
Inflation Indexed
0.875%, 4/15/10^	21,963,718	21,750,077
3.500%, 1/15/11^	6,579,960	7,472,880
3.375%, 1/15/12^	6,481,768	7,378,073

		577,703,350

Total Government Securities		1,165,555,308

Health Care (0.3%)
Health Care Equipment & Supplies (0.0%)
Boston Scientific Corp.
5.450%, 6/15/14	490,000	509,034

Health Care Providers & Services (0.2%)
HCA, Inc.
6.910%, 6/15/05	2,000,000	2,029,308
WellPoint, Inc.
5.950%, 12/15/34§	930,000	938,147

		2,967,455

Pharmaceuticals (0.1%)
Bristol-Myers Squibb Co.
6.875%, 8/1/97	150,000	172,059
Merck & Co., Inc.
4.375%, 2/15/13^	905,000	883,157
Wyeth
6.500%, 2/1/34^	615,000	656,139

		1,711,355

Total Health Care		5,187,844

Industrials (0.6%)
Aerospace & Defense (0.2%)
Lockheed Martin Corp.
8.500%, 12/1/29	545,000	745,710
7.200%, 5/1/36	170,000	206,400
Northrop Grumman Corp.
4.079%, 11/16/06	1,105,000	1,116,166
7.125%, 2/15/11	255,000	292,641
7.750%, 2/15/31	275,000	352,085

		2,713,002

Airlines (0.1%)
Continental Airlines, Inc.
7.056%, 3/15/11	850,000	873,314
Delta Air Lines, Inc.,
Series 00-1 7.570%, 11/18/10^	500,000	493,202
United Air Lines, Inc.,
Series 00-2 7.186%, 4/1/11 (h)	515,328	468,238
Series 01-1 6.602%, 9/1/13 (h)	475,000	446,598

		2,281,352

Industrial Conglomerates (0.3%)
General Electric Co.
5.000%, 2/1/13	1,081,000	1,109,068
Tyco International Group S.A.
6.375%, 6/15/05	2,900,000	2,942,311
6.125%, 11/1/08	500,000	538,700

		4,590,079

Road & Rail (0.0%)
Burlington Northern Santa Fe Corp.
4.875%, 1/15/15	550,000	547,973
Canadian National Railway Co.
4.400%, 3/15/13	100,000	97,860

		645,833

Total Industrials		10,230,266

Materials (0.0%)
Paper & Forest Products (0.0%)
Georgia-Pacific Corp.
7.500%, 5/15/06	465,000	487,087

Total Materials		487,087

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.9%)
AT&T Corp.
9.050%, 11/15/11	80,000	92,100
9.750%, 11/15/31	698,000	833,237
BellSouth Corp.
4.200%, 9/15/09	650,000	651,698
6.550%, 6/15/34^	350,000	381,376

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
British Telecommunications plc
8.875%, 12/15/30	$15,000	$20,085
Citizens Communications Co.
9.000%, 8/15/31	65,000	74,263
Deutsche Telekom International Finance BV
8.250%, 6/15/05	375,000	383,739
8.250%, 6/15/30	15,000	19,807
France Telecom S.A.
9.250%, 3/1/31	150,000	203,339
MCI, Inc.
6.908%, 5/1/07	12,000	12,285
7.688%, 5/1/09	12,000	12,420
New England Telephone & Telegraph
7.875%, 11/15/29	25,000	30,184
Qwest Corp.
6.625%, 9/15/05	800,000	816,000
SBC Communications, Inc.
4.206%, 6/5/05§	3,150,000	3,168,112
4.125%, 9/15/09	305,000	304,443
6.450%, 6/15/34^	325,000	348,194
Telecom Italia Capital S.A.
4.000%, 1/15/10§	410,000	402,000
4.950%, 9/30/14^§	300,000	293,922
6.000%, 9/30/34§	1,275,000	1,246,510
Telefonica Europe BV
8.218%, 8/1/15	550,000	644,980
Verizon Global Funding Corp.
7.750%, 12/1/30^	210,000	261,098
Verizon Maryland, Inc.
5.125%, 6/15/33	465,000	417,114
Verizon New Jersey, Inc.
5.875%, 1/17/12	2,460,000	2,613,666
Verizon Wireless Capital LLC
2.415%, 5/23/05§ (l)	2,350,000	2,349,373

		15,579,945

Wireless Telecommunication Services (0.1%)
Vodafone Group plc
7.750%, 2/15/10	1,985,000	2,303,507

Total Telecommunication Services		17,883,452

Utilities (0.8%)
Electric Utilities (0.6%)
Appalachian Power Co.
3.600%, 5/15/08	650,000	642,238
Dayton Power & Light Co.
5.125%, 10/1/13 (b)(m)	900,000	893,342
Entergy Gulf States, Inc.
3.600%, 6/1/08	900,000	885,424
Exelon Corp.
6.750%, 5/1/11	225,000	251,690
FirstEnergy Corp.
7.375%, 11/15/31	635,000	725,160
Florida Power Corp.
5.900%, 3/1/33	275,000	285,243
Jersey Central Power & Light Co.
7.500%, 5/1/23	1,620,000	1,672,229
Ohio Edison Co.
5.450%, 5/1/15	150,000	152,152
Pacific Gas & Electric Co.
3.260%, 4/3/06 (l)	213,000	213,175
Pepco Holdings, Inc.
6.450%, 8/15/12	2,130,000	2,353,595
Progress Energy, Inc.
7.750%, 3/1/31	705,000	846,096
TXU Corp.
6.500%, 11/15/24^§	1,100,000	1,101,836
Virginia Electric & Power Co.
5.750%, 3/31/06	345,000	355,161

		10,377,341

Multi-Utilities & Unregulated Power (0.2%)
Consolidated Natural Gas Co.
6.850%, 4/15/11	100,000	112,853
5.000%, 3/1/14	250,000	250,584
Dominion Resources, Inc.
5.125%, 12/15/09	150,000	155,205
5.700%, 9/17/12	400,000	423,522
Illinova Corp.
6.750%, 3/15/05	800,000	805,790
Ipalco Enterprises, Inc.
8.375%, 11/14/08	190,000	213,750
PSEG Power LLC
6.950%, 6/1/12^	400,000	450,736
Texas Eastern Transmission LP
5.250%, 7/15/07	120,000	124,117

		2,536,557

Total Utilities		12,913,898

Total Long-Term Debt Securities (93.4%) (Cost $1,600,835,460)		1,611,819,987

SHORT-TERM DEBT SECURITIES:
Certificates of Deposit (0.5%)
Citibank N.A.
2.03%, 1/24/05	8,400,000	8,398,777

Commercial Paper (8.6%)
CDC Commercial Paper Corp.
2.26%, 2/7/05 (n)	21,700,000	21,648,360
2.23%, 2/23/05 (n)	1,700,000	1,694,326
Ford Motor Credit Co.
2.69%, 4/8/05	1,600,000	1,588,384
Fortis Funding LLC
2.18%, 1/25/05§	12,000,000	11,981,852
General Electric Capital Corp.
2.28%, 3/11/05	15,500,000	15,431,490
2.40%, 3/15/05	9,900,000	9,851,418
HBOS Treasury Services plc
2.12%, 1/26/05	3,700,000	3,694,354
Rabobank USA Finance Corp.
2.17%, 1/3/05	20,900,000	20,896,221
2.16%, 1/27/05	4,200,000	4,193,215
Santander Central Hispano International Ltd.
2.16%, 1/14/05	2,200,000	2,198,157
Skandinaviska Enskilda Banken AB
2.19%, 1/27/05 (n)	22,200,000	22,163,643
Spintab AB
2.15%, 1/26/05	11,800,000	11,781,744
UBS Finance Delaware LLC
2.20%, 1/3/05	200,000	199,963
2.39%, 1/5/05	6,400,000	6,397,875
2.14%, 1/24/05	200,000	199,715
2.18%, 1/25/05	100,000	99,849
2.40%, 4/14/05	15,100,000	14,996,112

Total Commercial Paper		149,016,678

Government Securities (14.2%)
Federal Home Loan Bank
1.03%, 1/3/05 (o)	150,800,000	150,787,034
Federal National Mortgage Association
1.99%, 1/3/05 (o)	15,000,000	14,997,514
2.20%, 3/9/05 (o)	16,900,000	16,828,597
2.22%, 3/16/05 (o)	17,100,000	17,019,972

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
2.23%, 3/23/05 (o)	$8,600,000	$8,555,839
2.24%, 3/30/05 (o)	23,600,000	23,468,076
2.46%, 5/4/05 (o)^	6,300,000	6,246,639
U.S. Treasury Bills
1.94%, 3/3/05^#(a)	7,420,000	7,394,824
1.98%, 3/17/05	300,000	298,727

Total Government Securities		245,597,222

	Number of Shares
Short-Term Funds of Cash Collateral for Securities Loaned (0.1%)
JPMorgan Securities Lending Collateral Investment Fund	1,386,590	1,386,590

	Principal Amount
Short-Term Investments of Cash Collateral for Securities Loaned (4.2%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$2,039,102	2,039,102
Capital One Corp., Series 02-A2 A2
2.40%, 9/15/05 (l)	1,633,676	1,633,676
Citigroup Global Markets, Inc.
2.38%, 1/7/05 (l)	2,039,102	2,039,102
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	3,915,076	3,915,076
Fortis Bank
2.39%, 2/16/05	2,039,102	2,039,102
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	42,265,828	42,265,828
Halogen Funding Co. LLC
2.44%, 1/14/05	1,631,327	1,631,327
Hartford Life, Inc.
2.41%, 1/2/06 (l)	652,513	652,513
Lehman Brothers, Inc.
2.49%, 3/31/05 (l)	285,474	285,474
Monte dei Paschi
2.42%, 2/22/05	2,039,102	2,039,102
Monumental Global Funding II
1.98%, 7/1/05 (l)	898,320	898,320
New York Life Insurance Co.
2.39%, 3/31/05 (l)	2,039,102	2,039,102
Nordea Bank N.Y.
2.35%, 9/6/05 (l)	2,038,370	2,038,370
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	2,039,102	2,039,102
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	2,039,102	2,039,102
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06 (l)	2,039,102	2,039,102
WestLB Covered Bond Bank plc
2.35%, 2/7/05	2,031,150	2,031,150

Total Short-Term Investments of Cash Collateral for Securities Loaned		71,664,550

Time Deposit (4.4%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	75,727,260	75,727,260

Total Short-Term Debt Securities (32.0%) (Amortized Cost $551,791,077)		551,791,077

	Number of Contracts(c)	Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
U.S. Treasury Bonds
March-2005@ $115.00*	20	$10,937
March-2005@ $116.00*	9	3,094

Total Options Purchased (0.0%) (Cost $25,259)		14,031

Total Investments before Options Written and Securities Sold Short (125.8%) (Cost/Amortized Cost $ 2,159,251,796)		2,171,107,845

OPTIONS WRITTEN:
Call Options Written (-0.0%)
U.S. 10 Year Treasury Notes Futures
March-2005@ $113.00*	(35)	(17,500)
March-2005@ $114.00*	(601)	(140,860)

		(158,360)

Put Options Written (-0.0%)
U.S. 10 Year Treasury Notes Futures
March-2005@ $108.00*	(404)	(37,876)
March-2005@ $109.00*	(181)	(31,109)

		(68,985)

Total Options Written (-0.0%) (Premiums Received $ 448,072)		(227,345)

Total Investments before Securities Sold Short (125.8%) (Cost/Amortized Cost $ 2,158,803,724)		2,170,880,500

	Principal Amount
SECURITIES SOLD SHORT:
U.S. Government Agencies (-3.6%)
Federal Home Loan Mortgage Corp.
4.500%, 1/15/20 TBA	$(200,000)	(199,250)
5.000%, 1/15/35 TBA	(900,000)	(893,531)
5.500%, 1/15/35 TBA	(1,500,000)	(1,523,437)
6.000%, 1/15/35 TBA	(500,000)	(516,406)
Federal National Mortgage Association
4.500%, 1/25/20 TBA	(7,400,000)	(7,374,559)
5.500%, 1/25/20 TBA	(11,600,000)	(11,984,250)
6.000%, 1/25/20 TBA	(4,100,000)	(4,294,750)
5.500%, 1/25/35 TBA	(28,200,000)	(28,623,000)
Government National Mortgage Association
5.500%, 1/15/35 TBA	(6,300,000)	(6,427,966)

Total Securities Sold Short (-3.6%) (Proceeds Received $ 61,819,413)		(61,837,149)

Total Investments after Options Written (122.2%) (Cost/Amortized Cost $ 2,096,984,311)		2,109,043,351
Other Assets Less Liabilities (-22.2%)		(382,736,332)

Net Assets (100%)		$1,726,307,019

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $2,243,418 or 0.13% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $60,704,946 or 3.52% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(a)	Fully or partially pledged as collateral on outstanding written call options.
(b)	Illiquid security.
(c)	One contract relates to 100 shares.
(d)	Covered call option contracts written in connection with securities held.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default. Non-income producing.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

CMO — Collaterized Mortgage Obligation

EUR — European Currency Unit

JPY — Japanese Yen

REIT — Real Estate Investment Trust

SEK — Swedish Krona

TBA — Security is subject to delayed delivery.

At December 31, 2004 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/04	Unrealized Appreciation/ (Depreciation)
Purchases
EURO-BOBL	179	March-05	$27,410,863	$27,469,220	$58,357
U.S. Treasury Bonds	251	March-05	27,881,569	28,237,500	355,931
U.S. 5 Year Treasury Notes	1,061	March-05	116,031,756	116,212,656	180,900
U.S. 10 Year Treasury Notes	752	March-05	84,240,203	84,177,000	(63,203)
EURODollar	898	September-05	216,412,985	216,889,450	476,465
EURODollar	292	December-05	69,994,225	70,401,200	406,975

					$1,415,425

Sales
U.S. 2 Year Treasury Notes	14	March-05	$2,938,012	$2,934,313	$3,699
U.S. 5 Year Treasury Notes	571	March-05	62,213,593	62,542,344	(328,751)
U.S. 10 Year Treasury Notes	49	March-05	5,467,009	5,484,937	(17,928)

					$(342,980)

At December 31, 2004 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
European Union, expiring 1/10/05	743	$984,776	$1,009,953	$25,177

Foreign Currency Sell Contracts
European Union, expiring 1/10/05	3,552	4,733,941	4,828,198	(94,257)
Japanese Yen, expiring 1/27/05	52,163	502,761	509,906	(7,145)

				$(101,402)

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Options written for the year ended December 31, 2004, were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2004	5,620,052	$109,703
Options Written	4,403,697	2,268,069
Options Terminated in Closing Purchase Transactions	(5,620,388)	(483,494)
Options Expired	(4,402,116)	(1,422,657)
Options Exercised	(24)	(23,549)

Options Outstanding—December 31, 2004	1,221	$448,072

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,219,800,536
U.S. Government securities	5,203,679,190
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	2,913,459,298
U.S. Government securities	4,903,622,009

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,945,338
Aggregate gross unrealized depreciation	(4,609,026)

Net unrealized appreciation	$10,336,312

Federal income tax cost of investments	$2,160,771,533

At December 31, 2004, the Portfolio had loaned securities with a total value $346,837,813. This was secured by collateral of $353,645,815 of which $73,051,140 was received in cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $280,594,675 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP HEALTH CARE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Staples (0.3%)
Food & Staples Retailing (0.3%)
Rite Aid Corp.*	247,400	$905,484

Total Consumer Staples		905,484

Health Care (95.5%)
Biotechnology (15.0%)
Abgenix, Inc.*	26,600	275,044
Amgen, Inc.*	104,340	6,693,411
Amylin Pharmaceuticals, Inc.*^	65,710	1,534,986
Anadys Pharmaceuticals, Inc.*	100	741
Applera Corp.- Celera Genomics Group*	91,800	1,262,250
Biogen Idec, Inc.*	69,130	4,604,749
Cephalon, Inc.*^	16,000	814,080
Ciphergen Biosystems, Inc.*^	75,100	322,930
Cubist Pharmaceuticals, Inc.*^	115,500	1,366,365
CV Therapeutics, Inc.*^	43,900	1,009,700
Cytokinetics, Inc.*^	11,400	116,850
Exelixis, Inc.*^	84,900	806,550
Gen-Probe, Inc.*	33,080	1,495,547
Genentech, Inc.*	8,700	473,628
Genzyme Corp.*	84,400	4,901,108
Gilead Sciences, Inc.*	155,000	5,423,450
Human Genome Sciences, Inc.*	80,200	964,004
ICOS Corp.*^	14,800	418,544
Indevus Pharmaceuticals, Inc.*^	73,000	435,080
Isis Pharmaceuticals, Inc.*^	170,000	1,003,000
Martek Biosciences Corp.*^	1,500	76,800
Millennium Pharmaceuticals, Inc.*	102,600	1,243,512
NPS Pharmaceuticals, Inc.*^	23,600	431,408
Onyx Pharmaceuticals, Inc.*^	8,900	288,271
OSI Pharmaceuticals, Inc.*^	48,300	3,615,255
Protein Design Labs, Inc.*	45,700	944,162
Regeneron Pharmaceuticals, Inc.*^	54,600	502,866
Telik, Inc.*^	5,000	95,700
Vertex Pharmaceuticals, Inc.*	20,100	212,457
Vion Pharmaceuticals, Inc.*^	94,300	442,267
Zymogenetics, Inc.*^	19,200	441,600

		42,216,315

Health Care Distributors (1.9%)
McKesson Corp.	100,379	3,157,923
QLT, Inc.*.	138,000	2,219,040

		5,376,963

Health Care Equipment (14.2%)
ATS Medical, Inc.*	90,000	419,400
Bard (C.R.), Inc.	39,240	2,510,575
Baxter International, Inc.	84,560	2,920,702
Beckman Coulter, Inc.	29,110	1,950,079
Becton, Dickinson & Co.	33,000	1,874,400
Biomet, Inc.	20,000	867,800
Boston Scientific Corp.*	62,850	2,234,318
Bruker BioSciences Corp.*	122,100	492,063
CTI Molecular Imaging, Inc.*	51,000	723,690
Dentsply International, Inc	3,400	191,080
Fisher Scientific International, Inc.*	22,810	1,422,888
Foxhollow Technologies, Inc.*	13,700	336,883
Guidant Corp.	61,900	4,462,990
Hospira, Inc.*.	27,960	936,660
Idexx Laboratories, Inc.*	8,600	469,474
Intralase Corp.*^	14,000	328,720
Kinetic Concepts, Inc.*^	11,630	887,369
Medtronic, Inc.	204,230	10,144,104
Nektar Therapeutics*^	43,130	872,951
Olympus Corp.	38,000	810,286
SonoSite, Inc.*^	29,000	984,550
St. Jude Medical, Inc.*	68,000	2,851,240
Terumo Corp.	18,000	484,825
Varian Medical Systems, Inc.*	14,600	631,304
Varian, Inc.*	3,900	159,939

		39,968,290

Health Care Facilities (0.7%)
Community Health Systems, Inc.*	70,000	1,951,600

Health Care Services (3.5%)
Caremark Rx, Inc.*	47,390	1,868,588
Covance, Inc.*	12,490	483,987
DaVita, Inc.*	12,000	474,360
Gambro AB, Class A	9,380	133,740
HMS Holdings Corp.*	215,000	1,932,850
Medco Health Solutions, Inc.*	65,200	2,712,320
NDCHealth Corp.^	112,600	2,093,234
PRA International*	3,700	91,686

		9,790,765

Health Care Supplies (1.7%)
Alcon, Inc.	11,010	887,406
Cooper Cos., Inc.^	6,000	423,540
Edwards Lifesciences Corp.*	20,100	829,326
Smith & Nephew plc	172,500	1,765,205
Sola International, Inc.*	3,000	82,620
Symmetry Medical, Inc.*	28,000	589,400
Vnus Medical Technologies, Inc.*^	17,900	242,008

		4,819,505

Managed Health Care (6.1%)
Aetna, Inc.	32,250	4,023,188
PacifiCare Health Systems, Inc.*^	150,450	8,503,433
UnitedHealth Group, Inc.	26,460	2,329,274
WellPoint, Inc.*.	19,280	2,217,200

		17,073,095

Pharmaceuticals (52.4%)
Abbott Laboratories	228,810	10,673,986
Altana AG	2,500	158,149
Array Biopharma, Inc.*	29,400	279,888
AstraZeneca plc (ADR)	139,200	5,065,488
AtheroGenics, Inc.*^	19,218	452,776
Barr Pharmaceuticals, Inc.*	1,000	45,540
Bristol-Myers Squibb Co.	77,200	1,977,864
Daiichi Pharmaceutical Co., Ltd.	85,000	1,837,367
Eisai Co., Ltd.	211,000	6,939,299
Elan Corp. plc (ADR)*^	234,040	6,377,590
Eli Lilly & Co.	127,600	7,241,300
Forest Laboratories, Inc.*	158,700	7,119,282
Fujisawa Pharmaceutical Co., Ltd.	198,000	5,420,025
GlaxoSmithKline plc	184,610	4,331,172
Impax Laboratories, Inc.*^	32,000	508,160
IVAX Corp.*	115,777	1,831,592
Johnson & Johnson	107,620	6,825,260
King Pharmaceuticals, Inc.*	129,200	1,602,080
Kyorin Pharmaceutical Co., Ltd.	48,000	730,282
Medicines Co.*	43,800	1,261,440
Medicis Pharmaceutical Corp., Class A^	18,700	656,557
Merck & Co., Inc.	74,920	2,407,929
NitroMed, Inc.*^	18,000	479,700
Novartis AG (ADR)	21,500	1,086,610
Novartis AG (Registered)	152,440	7,681,657
Novo-Nordisk A/S, Class B	1,300	71,027
Pfizer, Inc.	657,080	17,668,881
Roche Holding AG	20,330	2,340,337
Sankyo Co., Ltd.	49,800	1,125,081
Sanofi-Aventis	105,814	8,457,065
Sanofi-Aventis (ADR)	101,024	4,046,011

AXA PREMIER VIP TRUST

AXA PREMIER VIP HEALTH CARE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Santen Pharmaceutical Co., Ltd.	6,000	$131,160
Schering-Plough Corp.	403,800	8,431,343
Schwarz Pharma AG	29,000	1,310,657
Sepracor, Inc.*	4,100	243,417
Shionogi & Co., Ltd.	144,000	1,991,295
Shire Pharmaceuticals Group plc (ADR)	33,400	1,067,130
Takeda Pharmaceutical Co., Ltd.	26,700	1,344,511
Teva Pharmaceutical Industries Ltd. (ADR)	22,600	674,836
Theravance, Inc.*	2,200	39,380
UCB S.A.	18,471	938,991
Watson Pharmaceuticals, Inc.*	37,900	1,243,499
Wyeth	240,990	10,263,764
Yamanouchi Pharmaceutical Co., Ltd.	76,200	2,967,093

		147,346,471

Total Health Care		268,543,004

Industrials (0.3%)
Industrial Conglomerates (0.3%)
Tyco International Ltd.	25,490	911,013

Total Industrials		911,013

Materials (0.4%)
Chemicals (0.4%)
Akzo Nobel N.V.	3,000	127,960
Akzo Nobel N.V. (ADR)	1,000	42,490
Bayer AG	23,626	799,629

Total Materials		970,079

Total Common Stocks (96.5%) (Cost $244,437,428)		271,329,580

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Security (1.4%)
Federal Home Loan Bank
1.25%, 1/3/05 (o)	$3,989,000	3,988,584

	Number of Shares
Short-Term Fund of Cash Collateral for Securities Loaned (0.2%)
JPMorgan Securities Lending Collateral Investment Fund	448,606	448,606

	Principal Amount	Value (Note 1)
Short-Term Investments of Cash Collateral for Securities Loaned (8.3%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$659,714	659,714
Capital One Corp.,
Series 02-A2 A2 2.40%, 9/15/05(l)	528,546	528,546
Citigroup Global Markets, Inc.
2.38%, 1/7/05(l)	659,714	659,714
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	1,266,652	1,266,652
Fortis Bank
2.39%, 2/16/05	659,715	659,715
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	13,674,337	13,674,337
Halogen Funding Co. LLC
2.44%, 1/14/05	527,786	527,786
Hartford Life, Inc.
2.41%, 1/2/06	211,109	211,109
Lehman Brothers, Inc.
2.49%, 3/31/05(l)	92,360	92,360
Monte dei Paschi
2.42%, 2/22/05	659,714	659,714
Monumental Global Funding II
1.98%, 7/1/05(l)	290,635	290,635
New York Life Insurance Co.
2.39%, 3/31/05(l)	659,714	659,714
Nordea Bank N.Y.
2.35%, 9/6/05(l)	659,477	659,477
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	659,714	659,714
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	659,714	659,714
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06(l)	659,714	659,714
WestLB Covered Bond Bank plc
2.35%, 2/7/05	657,141	657,141

Total Short-Term Investments of Cash Collateral for Securities Loaned		23,185,756

Time Deposit (1.8%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	5,138,537	5,138,537

Total Short-Term Debt Securities (11.7%) (Amortized Cost $32,761,483)		32,761,483

Total Investments (108.2%) (Cost/Amortized Cost $277,198,911)		304,091,063
Other Assets Less Liabilities (-8.2%)		(22,932,674)

Net Assets (100%)		$281,158,389

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1)
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

ADR	— American Depositary Receipt

AXA PREMIER VIP TRUST

AXA PREMIER VIP HEALTH CARE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$366,176,860
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	278,986,440

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,361,078
Aggregate gross unrealized depreciation	(7,019,439)

Net unrealized appreciation	$23,341,639

Federal income tax cost of investments	$280,749,424

At December 31, 2004, the Portfolio had loaned securities with a total value $23,227,891. This was secured by collateral of $23,634,362 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $1,135 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (0.3%)
Asset Backed Securities (0.2%)
Invensys plc,
Term B Loan Senior Credit 5.648%, 8/5/09 (b)(l)	$86,538	$87,728
Qwest Corp.,
Term B Loan 6.950%, 6/30/10 (b)	4,500,000	4,603,500

		4,691,228

Non-Agency CMO(0.1%)
Centennial,
Term B Loan 3.910%, 1/20/11 (b)	1,354,167	1,370,883

Total Asset-Backed and Mortgage-Backed Securities		6,062,111

Consumer Discretionary (21.8%)
Auto Components (1.7%)
Arvin Capital I
9.500%, 2/1/27	2,000,000	2,070,000
ArvinMeritor, Inc.
8.750%, 3/1/12	3,160,000	3,649,800
Cooper Standard Auto
7.000%, 12/15/12§	2,970,000	3,014,550
Dura Operating Corp.
8.625%, 4/15/12	3,325,000	3,458,000
HLI Operating Co., Inc.
10.500%, 6/15/10	4,474,000	4,798,365
Keystone Automotive Operations, Inc.
9.750%, 11/1/13	3,174,000	3,396,180
Meritor Automotive, Inc.
6.800%, 2/15/09	500,000	525,000
Tenneco Automotive, Inc.
10.250%, 7/15/13	3,800,000	4,484,000
8.625%, 11/15/14§	1,275,000	1,326,000
TRW Automotive, Inc.
9.375%, 2/15/13	5,438,000	6,308,080
11.000%, 2/15/13	652,000	785,660

		33,815,635

Distributors (0.2%)
AmeriGas Partners LP
10.000%, 4/15/06	750,000	806,250
8.875%, 5/20/11	1,000,000	1,090,000
National Waterworks, Inc.
10.500%, 12/1/12	1,740,000	1,957,500

		3,853,750

Hotels, Restaurants & Leisure (6.9%)
Ameristar Casinos, Inc.
10.750%, 2/15/09	1,770,000	1,973,550
Argosy Gaming Co.
9.000%, 9/1/11	1,878,000	2,093,970
Boyd Gaming Corp.
7.750%, 12/15/12	4,170,000	4,550,512
Caesars Entertainment, Inc.
9.375%, 2/15/07	4,190,000	4,619,475
8.875%, 9/15/08	900,000	1,019,250
7.875%, 3/15/10	5,180,000	5,833,975
8.125%, 5/15/11	1,255,000	1,449,525
7.000%, 4/15/13	3,475,000	3,831,187
Choctaw Resort Development Enterprise
7.250%, 11/15/19§	1,000,000	1,010,000
Gaylord Entertainment Co.
8.000%, 11/15/13	2,555,000	2,759,400
Harrah’s Operating Co., Inc.
7.875%, 12/15/05	1,815,000	1,887,600
Intrawest Corp.
7.500%, 10/15/13	5,125,000	5,451,719
Kerzner International Ltd.
8.875%, 8/15/11	1,609,000	1,757,833
Mandalay Resort Group
6.500%, 7/31/09	1,000,000	1,055,000
9.375%, 2/15/10	3,050,000	3,553,250
6.375%, 12/15/11	1,500,000	1,567,500
7.625%, 7/15/13	2,000,000	2,190,000
Series B 3.410%, 11/15/31	3,368,000	3,805,840
MGM Mirage, Inc.
9.750%, 6/1/07	1,500,000	1,665,000
6.750%, 8/1/07	2,000,000	2,100,000
6.000%, 10/1/09	6,150,000	6,303,750
8.375%, 2/1/11	4,948,000	5,578,870
Mohegan Tribal Gaming Authority
6.375%, 7/15/09	2,815,000	2,892,413
7.125%, 8/15/14§	4,280,000	4,504,700
NCL Corp.
10.625%, 7/15/14§	5,890,000	5,890,000
Riviera Casinos Corp.
11.000%, 6/15/10	3,828,000	4,277,790
Royal Caribbean Cruises Ltd.
8.000%, 5/15/10	1,390,000	1,570,700
8.750%, 2/2/11	7,350,000	8,682,187
Sbarro, Inc.
11.000%, 9/15/09	2,924,000	2,953,240
Seneca Gaming Corp.
7.250%, 5/1/12	7,840,000	8,251,600
Six Flags, Inc.
9.500%, 2/1/09	1,430,000	1,487,200
9.750%, 4/15/13	4,322,000	4,386,830
9.625%, 6/1/14	1,530,000	1,537,650
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 5/1/07	3,800,000	4,051,750
7.875%, 5/1/12	5,900,000	6,740,750
Station Casinos, Inc.
6.000%, 4/1/12	3,200,000	3,260,000
6.500%, 2/1/14	775,000	796,313
Turning Stone Casino Resort Enterprise
9.125%, 12/15/10§	2,050,000	2,219,125
Vail Resorts, Inc.
6.750%, 2/15/14	3,190,000	3,245,825
Venetian Casino Resort LLC
11.000%, 6/15/10	3,370,000	3,846,012
Wynn Las Vegas LLC/Corp.
6.625%, 12/1/14§	2,725,000	2,697,750

		139,349,041

Household Durables (1.1%)
D.R. Horton, Inc.
6.875%, 5/1/13	2,555,000	2,765,788
KB Home
7.750%, 2/1/10	2,815,000	3,047,237
Legrand Holding S.A.
10.500%, 2/15/13	2,950,000	3,495,750
Meritage Homes Corp.
9.750%, 6/1/11	2,703,000	2,986,815
Schuler Homes, Inc.
10.500%, 7/15/11	3,195,000	3,634,312

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount		Value (Note 1)
William Lyon Homes, Inc.
10.750%, 4/1/13		$4,900,000	$5,506,375

			21,436,277

Leisure Equipment & Products (0.2%)
Bombardier Recreational Products, Inc.
8.375%, 12/15/13		750,000	800,625
K2, Inc.
7.375%, 7/1/14§		3,395,000	3,717,525

			4,518,150

Media (10.6%)
American Media Operations, Inc.
10.250%, 5/1/09		8,026,000	8,457,397
8.875%, 1/15/11		425,000	452,094
Cablevision Systems Corp.
8.000%, 4/15/12§		9,435,000	10,071,862
Canwest Media, Inc.
10.625%, 5/15/11		4,195,000	4,708,888
8.000%, 9/15/12§		1,463,456	1,569,557
CCO Holdings LLC/CCO Holdings Capital Corp.
8.750%, 11/15/13		5,400,000	5,575,500
CF Cable TV, Inc.
9.125%, 7/15/07		1,400,000	1,438,538
Charter Communications Holdings LLC
0.000%, 5/15/11 (e)		22,323,000	16,407,405
0.000%, 1/15/12 (e)		1,835,000	1,247,800
Term Loan 11.750%, 1/15/10 (b)		1,745,625	1,746,534
Charter Communication Operating LLC/Charter Communications Operating Capital Corp.
8.000%, 4/30/12§		1,800,000	1,872,000
Corus Entertainment, Inc.
8.750%, 3/1/12		1,520,000	1,668,200
CSC Holdings, Inc.
7.250%, 7/15/08		3,765,000	3,972,075
8.125%, 7/15/09		3,980,000	4,353,125
8.125%, 8/15/09		1,185,000	1,296,094
7.625%, 4/1/11		4,650,000	5,010,375
6.750%, 4/15/12§		800,000	824,000
10.500%, 5/15/16		5,350,000	6,072,250
Dex Media East LLC Finance Co.
9.875%, 11/15/09		1,035,000	1,178,606
12.125%, 11/15/12		1,464,000	1,784,250
Dex Media West LLC/Dex Media Finance Co.
8.500%, 8/15/10		4,315,000	4,800,437
9.875%, 8/15/13		8,757,000	10,092,442
Dex Media, Inc.
8.000%, 11/15/13		3,655,000	3,956,538
DirecTV Holdings LLC
8.375%, 3/15/13		4,427,000	4,963,774
Echostar DBS Corp.
5.750%, 10/1/08		4,525,000	4,581,563
6.375%, 10/1/11		4,640,000	4,744,400
Emmis Operating Co.
6.875%, 5/15/12		2,920,000	3,055,050
Inmarsat Finance plc
7.625%, 6/30/12		4,555,000	4,737,200
0.000%, 11/15/12 §(e)		3,590,000	2,584,800
Inmarsat plc,
Term B Loan 4.111%, 10/10/10 (b)(l)		1,833,396	1,840,214
Term C Loan 4.611%, 10/10/11 (b)(l)		1,837,676	1,850,253
Innova S. de R.L.
12.875%, 4/1/07		930,688	933,015
9.375%, 9/19/13		5,255,000	5,977,562
Insight Communications Co., Inc.
5.500%, 10/15/19 (e)		3,475,000	3,379,438
Iridium LLC/Capital Corp.
10.875%, 7/15/05 (h)		5,000,000	862,500
14.000%, 7/15/05 (h)		12,000,000	2,070,000
Lighthouse International Co. S.A.
8.000%, 4/30/14§(b)		4,405,000	6,333,758
Mediacom Broadband LLC
11.000%, 7/15/13		6,065,000	6,519,875
PanAmSat Corp.
0.000%, 8/20/09 (l)		2,548,389	2,557,945
9.000%, 8/15/14§		4,230,000	4,721,737
PanAmSat Holding Corp.
0.000%, 11/1/14 §(e)		8,030,000	5,520,625
Paxson Communications Corp.
10.750%, 7/15/08		2,824,000	2,965,200
0.000%, 1/15/09 (e)		1,970,000	1,841,950
PEI Holdings, Inc.
11.000%, 3/15/10		539,000	627,935
Primedia, Inc.
7.665%, 5/15/10 (l)		400,000	424,000
8.875%, 5/15/11		2,090,000	2,210,175
8.000%, 5/15/13		6,395,000	6,578,856
Quebecor Media, Inc.
11.125%, 7/15/11		3,795,000	4,335,788
Radio One, Inc.
8.875%, 7/1/11		1,395,000	1,518,806
Rogers Cable, Inc.
6.750%, 3/15/15§		5,370,000	5,490,825
Sinclair Broadcast Group, Inc.
8.750%, 12/15/11		4,140,000	4,507,425
8.000%, 3/15/12		1,500,000	1,593,750
Telenet Communications N.V.
9.000%, 12/15/13§	EUR	2,500,000	3,771,918
WDAC Subsidiary Corp.
8.375%, 12/1/14§		$3,375,000	3,328,594
WMG Holdings Corp.
0.000%, 12/15/14 §(e)		6,170,000	3,941,088
Young Broadcasting, Inc.
8.500%, 12/15/08		4,150,000	4,440,500
10.000%, 3/1/11		213,000	227,378

			213,593,864

Multiline Retail (0.1%)
J.C. Penney Co., Inc.
8.000%, 3/1/10		2,300,000	2,627,750
Saks, Inc.
8.250%, 11/15/08		714	782

			2,628,532

Specialty Retail (0.5%)
Office Max, Inc.
7.000%, 11/1/13		3,560,000	4,118,454
Toys R Us, Inc.
7.625%, 8/11/11		2,925,000	2,910,375
7.875%, 4/15/13		1,100,000	1,091,750
United Auto Group, Inc.
9.625%, 3/15/12		1,068,000	1,180,140

			9,300,719

Textiles, Apparel & Luxury Goods (0.5%)
Broder Brothers Co.
11.250%, 10/15/10		3,570,000	3,730,650
11.250%, 10/15/10§		1,328,000	1,387,760
Simmons Bedding Co.
7.875%, 1/15/14		1,645,000	1,702,575
0.000%, 12/15/14 §(b)(e)		3,510,000	2,141,100

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
St. John Knits International, Inc.
12.500%, 7/1/09	$1,245,000	$1,327,481

		10,289,566

Total Consumer Discretionary		438,785,534

Consumer Staples (3.3%)
Food & Staples Retailing (1.9%)
Ahold Finance USA, Inc.
8.250%, 7/15/10	4,200,000	4,756,500
Delhaize America, Inc.
8.125%, 4/15/11	5,175,000	6,032,622
Domino’s, Inc.
8.250%, 7/1/11	1,082,000	1,182,085
Duane Reade, Inc.
9.750%, 8/1/11 §	7,105,000	6,465,550
Ingles Markets, Inc.
8.875%, 12/1/11	2,500,000	2,675,000
Rite Aid Corp.
11.250%, 7/1/08	1,919,000	2,082,115
9.500%, 2/15/11	2,110,000	2,315,725
9.250%, 6/1/13	540,000	545,400
Roundy’s, Inc.
8.875%, 6/15/12	6,510,000	7,112,175
Stater Brothers Holdings
8.125%, 6/15/12	4,995,000	5,282,212

		38,449,384

Food Products (0.3%)
Del Monte Corp.
8.625%, 12/15/12	1,700,000	1,904,000
Series B 9.250%, 5/15/11	1,355,000	1,483,725
Dole Foods Co.
8.625%, 5/1/09	1,415,000	1,538,812
8.875%, 3/15/11	530,000	576,375
Merisant Co.
9.750%, 7/15/13§	1,440,000	1,281,600

		6,784,512

Household Products (0.5%)
Johnsondiversey, Inc.
9.625%, 5/15/12	1,735,000	1,938,863
Jostens, Inc.
12.750%, 5/1/10	3,065,000	3,344,681
Rayovac Corp.
8.500%, 10/1/13	1,500,000	1,665,000
Vitro Envases Norteamerica
10.750%, 7/23/11 §	2,520,000	2,614,500

		9,563,044

Personal Products (0.2%)
Playtex Products, Inc.
8.000%, 3/1/11	2,865,000	3,130,013

Tobacco (0.4%)
Commonwealth Brands, Inc.
9.750%, 4/15/08§	750,000	787,500
10.625%, 9/1/08§(b)	2,750,000	2,887,500
Dimon, Inc.
9.625%, 10/15/11	2,185,000	2,392,575
7.750%, 6/1/13	2,140,000	2,247,000
North Atlantic Trading Co.
9.250%, 3/1/12	750,000	633,750

		8,948,325

Total Consumer Staples		66,875,278

Energy (6.8%)
Energy Equipment & Services (0.9%)
Grant Prideco, Inc.
9.000%, 12/15/09	1,640,000	1,816,300
Hanover Compressor Co.
9.000%, 6/1/14	1,500,000	1,668,750
Hanover Equipment Trust,
Series 01-A 8.500%, 9/1/08	5,520,000	5,934,000
Newpark Resources, Inc.
8.625%, 12/15/07	2,000,000	2,030,000
Pride International, Inc.
7.375%, 7/15/14§	3,325,000	3,632,562
SESI LLC
8.875%, 5/15/11	2,160,000	2,365,200
Universal Compression, Inc.
7.250%, 5/15/10	1,085,000	1,158,238

		18,605,050

Oil & Gas (5.9%)
Amerada Hess Corp.
7.125%, 3/15/33	8,500,000	9,346,277
Belden & Blake Corp.
8.750%, 7/15/12§	4,230,000	4,293,450
Chesapeake Energy Corp.
8.125%, 4/1/11	505,714	547,435
9.000%, 8/15/12	630,000	719,775
7.500%, 9/15/13	1,300,000	1,415,375
7.750%, 1/15/15	765,000	831,938
6.875%, 1/15/16	2,570,000	2,692,075
El Paso Corp.
6.750%, 5/15/09	1,200,000	1,218,000
5.012%, 11/22/09 (l)	1,500,000	1,509,609
5.242%, 11/22/09 (l)	2,500,000	2,519,445
7.875%, 6/15/12	3,900,000	4,080,375
7.375%, 12/15/12	4,700,000	4,758,750
El Paso Natural Gas Co.
7.625%, 8/1/10	5,175,000	5,666,625
Encore Acquisition Co.
6.250%, 4/15/14	1,900,000	1,909,500
Evergreen Resources, Inc.
5.875%, 3/15/12	325,000	339,581
Exco Resources, Inc.
7.250%, 1/15/11	3,760,000	4,023,200
Ferrellgas LP
6.750%, 5/1/14 .	4,210,000	4,325,775
Ferrellgas Partners LP
8.750%, 6/15/12	1,950,000	2,125,500
Gaz Capital S.A.
8.625%, 4/28/34§	375,000	438,750
Hilcorp Energy I LP/Hilcorp Finance Co.
10.500%, 9/1/10§	6,795,000	7,678,350
Pemex Project Funding Master Trust
7.375%, 12/15/14	840,000	933,660
Petro Stopping Centers LP/Petro Financial Corp.
9.000%, 2/15/12	2,222,000	2,349,765
Plains Exploration & Production Co.
7.125%, 6/15/14	2,075,000	2,261,750
Premcor Refining Group, Inc.
9.500%, 2/1/13	1,045,000	1,212,200
6.750%, 5/1/14	850,000	903,125
7.500%, 6/15/15	780,000	844,350
Tengizchevroil Finace Co.
6.124%, 11/15/14§	2,360,000	2,365,900
Transmontaigne, Inc.
9.125%, 6/1/10	2,930,000	3,179,050

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount		Value (Note 1)
Valero Energy Corp.
7.800%, 6/14/10		$1,000,000	$1,116,250
Vintage Petroleum, Inc.
7.875%, 5/15/11		3,550,000	3,780,750
8.250%, 5/1/12		950,000	1,047,375
Williams Cos., Inc.
8.130%, 3/15/12		750,000	866,250
7.625%, 7/15/19		9,805,000	10,785,500
7.875%, 9/1/21		18,935,000	21,112,525
8.750%, 3/15/32		3,200,000	3,676,000

			116,874,235

Total Energy			135,479,285

Financials (10.6%)
Capital Markets (0.5%)
BCP Caylux Holdings Luxembourg SCA
9.625%, 6/15/14§		6,525,000	7,356,937
Refco Finance Holdings LLC
9.000%, 8/1/12§		1,900,000	2,080,500

			9,437,437

Commercial Banks (0.7%)
Mizuho JGB Investment LLC
9.870%, 12/31/49§(l)		5,000,000	5,849,255
Mizuho Prefered Capital Co. LLC
8.790%, 12/31/49§(l)		990,000	1,121,313
Riggs Capital Trust
8.625%, 12/31/26§		1,000,000	1,020,000
Series A 8.625%, 12/31/26		2,735,000	2,789,700
Riggs Capital Trust II,
Series C 8.875%, 3/15/27		1,900,000	1,938,000
Western Financial Bank
9.625%, 5/15/12		1,400,000	1,596,000

			14,314,268

Diversified Financial Services (6.6%)
AES Ironwood LLC
8.857%, 11/30/25		6,798,877	7,716,725
Affinia Group, Inc.
9.000%, 11/30/14§		1,520,000	1,584,600
Bluewater Finance Ltd.
10.250%, 2/15/12		4,025,000	4,397,312
Borden U.S. Finance Corp./ Nova Scotia Finance ULC
9.000%, 7/15/14§		500,000	555,000
Couche-Tard U.S. LP/ Couche-Tard Finance Corp.
7.500%, 12/15/13		2,373,000	2,545,043
Dow Jones & Co., Inc.
7.750%, 12/29/09§		23,851,000	24,521,818
Eircom Funding
8.250%, 8/15/13		4,290,000	4,740,450
8.250%, 8/15/13	EUR	3,000,000	4,628,245
H&E Equipment Services LLC
11.125%, 6/15/12		$4,443,000	4,887,300
Huntsman Advanced Materials LLC
11.000%, 7/15/10§		2,555,000	3,040,450
Jostens IH Corp.
7.625%, 10/1/12§		4,565,000	4,747,600
JSG Funding plc
10.125%, 10/1/12		1,350,000	2,091,885
KRATON Polymers LLC/ Capital Corp.
8.125%, 1/15/14§		1,875,000	1,954,688
MagnaChip Semiconductor S.A./ MagnaChip Semiconductor Finance Co.
5.780%, 12/15/11§(b)(l)		2,505,000	2,573,888
8.000%, 12/15/14§(b)		2,200,000	2,293,500
MDP Acquisitions plc
9.625%, 10/1/12		8,845,000	9,862,175
Milacron Escrow Corp.
11.500%, 5/15/11		4,075,000	4,319,500
Rainbow National Services LLC
8.750%, 9/1/12§		4,355,000	4,779,612
10.375%, 9/1/14§		12,765,000	14,392,537
Sensus Metering Systems, Inc.
8.625%, 12/15/13		5,410,000	5,545,250
Target Return Index Securities Trust, Series HY-04-1
8.211%, 8/1/15 §(l)		7,627,977	8,343,176
UGS Corp.
10.000%, 6/1/12§		1,550,000	1,763,125
Universal City Development Partners
11.750%, 4/1/10		7,260,000	8,575,875
Universal City Florida Holding Co. I/II
8.375%, 5/1/10§		1,105,000	1,146,438

			131,006,192

Insurance (1.3%)
Crum & Forster Holdings Corp.
10.375%, 6/15/13		1,445,000	1,611,175
Fairfax Financial Holdings Ltd.
7.750%, 4/26/12		5,815,000	5,931,300
8.250%, 10/1/15		3,263,000	3,328,260
7.375%, 4/15/18		453,000	430,350
7.750%, 7/15/37		508,000	457,200
Markel Capital Trust I,
Series B 8.710%, 1/1/46		4,880,000	5,280,526
PXRE Capital Trust I
8.850%, 2/1/27		2,202,000	2,235,030
Royal & Sun Alliance Insurance Group plc
8.950%, 10/15/29		4,770,000	6,023,632

			25,297,473

Real Estate (1.5%)
Forest City Enterprises, Inc.
7.625%, 6/1/15		1,650,000	1,749,000
General Growth Properties, Inc.
0.000%, 11/12/07 (l)		6,500,000	6,497,043
0.000%, 11/12/08§(b)(l)		1,000,000	1,002,500
HMH Properties,
Series B (REIT) 7.875%, 8/1/08		278,000	285,645
Host Marriott LP (REIT)
8.375%, 2/15/06		1,625,000	1,698,125
9.500%, 1/15/07		7,470,000	8,179,650
9.250%, 10/1/07		860,000	958,900
iStar Financial, Inc. (REIT)
7.000%, 3/15/08		915,000	985,277
8.750%, 8/15/08		1,340,000	1,528,034
6.000%, 12/15/10		1,700,000	1,793,206
La Quinta Properties, Inc. (REIT)
8.875%, 3/15/11		2,645,000	2,949,175
7.000%, 8/15/12		1,500,000	1,586,250
Ventas Realty LP Capital Corp. (REIT)
8.750%, 5/1/09		1,850,000	2,074,312

			31,287,117

Total Financials			211,342,487

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Government Securities (3.9%)
Foreign Governments (3.9%)
Federative Republic of Brazil
3.063%, 4/15/06 (l)	$2,376,000	$2,378,852
8.299%, 6/29/09 (l)	1,025,000	1,213,421
10.000%, 8/7/11	1,600,000	1,854,400
11.000%, 1/11/12	400,000	485,600
3.125%, 4/15/12 (l)	11,426,562	10,883,800
8.000%, 4/15/14	14,221,882	14,550,407
10.500%, 7/14/14	1,250,000	1,482,500
Republic of Guatemala
9.250%, 8/1/13	525,000	597,975
Republic of Panama
9.625%, 2/8/11	3,400,000	4,012,000
9.375%, 7/23/12	2,000,000	2,370,000
9.375%, 7/23/12	3,005,000	3,543,947
10.750%, 5/15/20	205,000	266,377
9.375%, 4/1/29	150,000	174,630
Republic of Peru
9.125%, 1/15/08	525,000	597,187
9.125%, 2/21/12	7,175,000	8,358,875
9.875%, 2/6/15	235,000	287,875
4.500%, 3/7/17 (l)	1,500,000	1,402,500
5.000%, 3/7/17 (l)	374,000	357,170
Republic of Turkey
11.000%, 1/14/13	275,000	349,938
Russian Federation
8.250%, 3/31/10	2,000,000	2,218,600
11.000%, 7/24/18	2,000,000	2,796,400
5.000%, 3/31/30 (e)(m)	12,065,000	12,480,036
Ukraine Government International Bond
11.000%, 3/15/07	1,390,706	1,491,810
6.875%, 3/4/11§	1,200,000	1,224,000
6.875%, 3/4/11(b)	1,300,000	1,332,760
7.650%, 6/11/13	525,000	562,669

Total Government Securities		77,273,729

Health Care (5.7%)
Health Care Equipment & Supplies (1.4%)
Fisher Scientific International, Inc.
6.750%, 8/15/14§	2,800,000	3,003,000
Fresenius Medical Care
Capital Tranche II 7.875%, 2/1/08	8,120,000	8,810,200
Capital Tranche V 7.375%, 6/15/11	1,000,000	1,556,341
Rotech Healthcare, Inc.
9.500%, 4/1/12	6,000,000	6,600,000
Universal Hospital Services, Inc.
10.125%, 11/1/11	3,445,000	3,582,800
VWR International, Inc.
6.875%, 4/15/12 §	3,850,000	4,023,250

		27,575,591

Health Care Providers & Services (4.3%)
Alderwoods Group, Inc.
12.250%, 1/2/09	63	67
7.750%, 9/15/12§	925,000	999,000
Concentra Operating Corp.
9.500%, 8/15/10	1,130,000	1,276,900
9.125%, 6/1/12§	2,280,000	2,576,400
Extendicare Health Services, Inc.
9.500%, 7/1/10	3,694,000	4,137,280
Genesis HealthCare Corp.
8.000%, 10/15/13	2,430,000	2,636,550
Hanger Orthopedic Group, Inc.
10.375%, 2/15/09	4,625,000	4,775,312
HCA, Inc.
5.500%, 12/1/09	625,000	625,204
7.875%, 2/1/11	3,575,000	3,937,866
6.300%, 10/1/12	776,000	787,023
6.250%, 2/15/13	3,500,000	3,530,688
6.750%, 7/15/13	3,325,000	3,455,756
6.375%, 1/15/15	6,545,000	6,571,501
7.500%, 11/6/33	3,500,000	3,570,466
IASIS Healthcare Capital Corp.
8.750%, 6/15/14	4,130,000	4,501,700
PacifiCare Health Systems, Inc.
10.750%, 6/1/09	2,716,000	3,136,980
Select Medical Corp.
7.500%, 8/1/13	5,645,000	6,378,850
Service Corp. International
6.500%, 3/15/08	5,886,000	6,077,295
7.700%, 4/15/09	1,212,000	1,308,960
6.750%, 4/1/16	2,185,000	2,261,475
Tenet Healthcare Corp.
6.375%, 12/1/11	850,000	788,375
6.500%, 6/1/12	1,900,000	1,757,500
7.375%, 2/1/13	6,625,000	6,426,250
9.875%, 7/1/14 §	1,850,000	2,016,500
Triad Hospitals, Inc.
7.000%, 5/15/12	700,000	736,750
7.000%, 11/15/13	6,700,000	6,850,750
Vanguard Health Holding Co. I LLC
0.000%, 10/1/15 §(e)	7,800,000	5,109,000

		86,230,398

Total Health Care		113,805,989

Industrials (8.1%)
Aerospace & Defense (1.0%)
Armor Holdings, Inc.
8.250%, 8/15/13	1,500,000	1,680,000
Aviall, Inc.
7.625%, 7/1/11	3,300,000	3,514,500
Bombardier, Inc.
6.300%, 5/1/14§	3,600,000	3,123,000
DRS Technologies, Inc.
6.875%, 11/1/13	2,400,000	2,508,000
L-3 Communications Corp.
5.875%, 1/15/15§	3,495,000	3,486,262
Sequa Corp.
8.875%, 4/1/08	200,000	219,000
9.000%, 8/1/09	3,998,000	4,507,745

		19,038,507

Airlines (0.8%)
ATA Airlines, Inc.
6.990%, 4/15/16§ (h)	4,135,201	3,535,597
Continental Airlines, Inc.
7.056%, 3/15/11	1,800,000	1,849,371
6.545%, 2/2/19	2,107,968	2,094,227
Series 01-1 7.373%, 12/15/15	1,559,289	1,316,329
Delta Air Lines, Inc.,
Series 00-1
7.379%, 5/18/10	456,995	451,427
7.570%, 11/18/10	1,900,000	1,874,168
Northwest Airlines Corp.
6.841%, 4/1/11	1,000,000	1,006,601
6.810%, 2/1/20	1,317,500	1,232,666
United Air Lines, Inc.
7.730%, 7/1/10 (h)	1,299,668	1,155,140
7.783%, 1/1/14 (h)	846,318	749,940

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
United Air Lines, Inc.,
Series 00-2 7.186%, 4/1/11 (h)	$981,577	$891,881

		16,157,347

Building Products (1.0%)
Associated Materials, Inc.
0.000%, 3/1/14 (e)	10,020,000	7,214,400
Dayton Superior Corp.
10.750%, 9/15/08	3,045,000	3,258,150
13.000%, 6/15/09	2,210,000	2,298,400
Goodman Global Holdings Co., Inc.
7.875%, 12/15/12§	4,815,000	4,766,850
THL Buildco, Inc.
8.500%, 9/1/14§	3,035,000	3,171,575

		20,709,375

Commercial Services & Supplies (1.0%)
Allied Waste North America
6.500%, 11/15/10	1,500,000	1,470,000
6.375%, 4/15/11	6,985,000	6,757,987
7.875%, 4/15/13	925,000	948,125
Series B
8.875%, 4/1/08	2,062,000	2,206,340
8.500%, 12/1/08	1,987,000	2,106,220
5.750%, 2/15/11	1,250,000	1,175,000
9.250%, 9/1/12	1,125,000	1,217,813
Cenveo Corp.
9.625%, 3/15/12	2,495,000	2,738,262
Corrections Corp. of America
9.875%, 5/1/09	1,335,000	1,481,850
7.500%, 5/1/11	250,000	267,188

		20,368,785

Electrical Equipment (0.5%)
Dresser, Inc.
9.375%, 4/15/11	4,800,000	5,256,000
Term Loan
5.420%, 3/1/10 (b)(l)	2,000,000	2,020,626
Trimas Corp.
9.875%, 6/15/12	3,265,000	3,460,900

		10,737,526

Industrial Conglomerates (1.1%)
Amsted Industries, Inc.
10.250%, 10/15/11§	2,830,000	3,197,900
Reddy Ice Group, Inc.
8.875%, 8/1/11	3,200,000	3,456,000
SCG Holding Corp.
(Zero Coupon), 8/4/11§	3,063,969	1,410,750
Transdigm, Inc.
8.375%, 7/15/11	3,300,000	3,539,250
Trinity Industries, Inc.
6.500%, 3/15/14	9,290,000	9,290,000

		20,893,900

Machinery (1.8%)
Case New Holland, Inc.
6.000%, 6/1/09§	2,295,000	2,237,625
9.250%, 8/1/11§	5,320,000	5,918,500
Dresser-Rand Group, Inc.
7.375%, 11/1/14§	1,125,000	1,147,500
FastenTech, Inc.
12.500%, 5/1/11§	2,875,000	3,306,250
Flowserve Corp.
12.250%, 8/15/10	2,050,000	2,265,250
Invensys plc
9.875%, 3/15/11§	2,000,000	2,150,000
Term B Loan 5.520%, 9/5/09 (b)(l)	911,384	923,916
Term C Loan 6.778%, 12/5/09 (b)(l)	1,000,000	1,026,250
Mueller Group, Inc.
10.000%, 5/1/12	2,955,000	3,220,950
NMHG Holding Co.
10.000%, 5/15/09	1,378,000	1,522,690
Ormat Funding Corp.
8.250%, 12/30/20§	3,286,272	3,286,272
SPX Corp.
7.500%, 1/1/13	4,973,000	5,395,705
Terex Corp.
10.375%, 4/1/11	3,000,000	3,360,000

		35,760,908

Marine (0.1%)
Horizon Lines LLC
9.000%, 11/1/12§	2,360,000	2,537,000

Road & Rail (0.8%)
Quality Distribution LLC/ QD Capital Corp.
9.000%, 11/15/10 §	6,150,000	6,134,625
United Rentals North America, Inc.
6.500%, 2/15/12	3,791,000	3,696,225
Williams Scotsman, Inc.
9.875%, 6/1/07	6,003,000	6,003,000

		15,833,850

Total Industrials		162,037,198

Information Technology (1.3%)
Communications Equipment (0.1%)
American Towers, Inc.
7.250%, 12/1/11	1,650,000	1,749,000

Electronic Equipment & Instruments (0.5%)
Celestica, Inc.
7.875%, 7/1/11	5,535,000	5,936,288
Flextronics International Ltd.
6.500%, 5/15/13	4,435,000	4,545,875

		10,482,163

IT Services (0.1%)
Unisys Corp.
6.875%, 3/15/10	2,380,000	2,546,600

Semiconductors & Semiconductor Equipment (0.6%)
Amkor Technologies, Inc.
7.750%, 5/15/13	10,680,000	10,039,200
Freescale Semiconductor, Inc.
4.820%, 7/15/09 (l)	950,000	989,187
7.125%, 7/15/14	600,000	651,000

		11,679,387

Total Information Technology		26,457,150

Materials (9.2%)
Chemicals (3.3%)
Airgas, Inc.
6.250%, 7/15/14	4,225,000	4,309,500
Arco Chemical Co.
10.250%, 11/1/10	100,000	115,000
Brenntag AG
3.821%, 2/28/12 (b)	3,500,000	3,520,272
Equistar Chemicals LP
10.125%, 9/1/08	5,335,000	6,148,587
8.750%, 2/15/09	4,850,000	5,432,000
10.625%, 5/1/11	3,115,000	3,613,400
Huntsman International Holdings LLC
(Zero Coupon), 12/31/09	3,250,000	1,820,000
Huntsman International LLC
9.875%, 3/1/09	65,000	71,338
10.125%, 7/1/09	3,487,000	3,670,068

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Huntsman LLC
11.750%, 7/15/12§	$4,125,000	$4,877,812
Idacorp, Inc.
0.000%, 4/30/11 (l)	3,915,584	3,962,896
IMC Global, Inc.
10.875%, 6/1/08	93,000	111,600
ISP ChemCo
10.250%, 7/1/11	4,400,000	4,972,000
ISP Holdings, Inc.
10.625%, 12/15/09	1,200,000	1,329,000
Lyondell Chemical Co.
9.875%, 5/1/07 .	250,000	261,875
Millennium America, Inc.
9.250%, 6/15/08	23	26
Nalco Co.
7.750%, 11/15/11	4,100,000	4,428,000
8.875%, 11/15/13	1,650,000	1,810,875
Pliant Corp.
11.125%, 9/1/09	515,000	561,350
13.000%, 6/1/10	10,537,000	10,248,175
Westlake Chemical Corp.
8.750%, 7/15/11	3,947,000	4,460,110

		65,723,884

Containers & Packaging (2.7%)
Amtrol, Inc.
10.625%, 12/31/06	2,968,000	2,619,260
Berry Plastics Corp.
10.750%, 7/15/12	1,630,000	1,866,350
Crown European Holdings S.A.
9.500%, 3/1/11	8,195,000	9,342,300
10.875%, 3/1/13	1,200,000	1,419,000
Graphic Packaging International Corp.
9.500%, 8/15/13	4,890,000	5,562,375
Greif Brothers Corp.
8.875%, 8/1/12	1,905,000	2,119,312
Jefferson Smurfit Corp.
8.250%, 10/1/12	130,000	141,700
7.500%, 6/1/13	300,000	320,250
Kappa Beheer BV
10.625%, 7/15/09	2,150,000	2,279,000
Owens-Brockway Glass Containers
8.875%, 2/15/09	8,430,000	9,157,087
7.750%, 5/15/11	1,760,000	1,905,200
8.750%, 11/15/12	4,150,000	4,679,125
8.250%, 5/15/13	1,550,000	1,705,000
6.750%, 12/1/14§	2,000,000	2,020,000
Russell-Stanley Holdings, Inc. (PIK)
9.000%, 11/30/08§†	1,747,448	174,745
Smurfit-Stone Container Corp.
9.250%, 2/1/08	1,440,000	1,591,200
9.750%, 2/1/11	5,273,000	5,773,935
8.375%, 7/1/12	1,000,000	1,090,000
Stone Container Finance
7.375%, 7/15/14	1,350,000	1,437,750

		55,203,589

Metals & Mining (1.5%)
AK Steel Corp.
7.875%, 2/15/09	3,075,000	3,132,656
Compass Minerals Group, Inc.
10.000%, 8/15/11	1,270,000	1,428,750
Foundation PA Coal Co.
7.250%, 8/1/14§	450,000	479,250
Freeport-McMoRan Copper & Gold, Inc.
10.125%, 2/1/10	1,170,000	1,336,725
International Steel Group, Inc.
6.500%, 4/15/14	4,411,000	4,730,798
Ispat Inland ULC
9.750%, 4/1/14	3,200,000	3,952,000
Peabody Energy Corp.
6.875%, 3/15/13	5,850,000	6,332,625
5.875%, 4/15/16	6,150,000	6,119,250
Russel Metals, Inc.
6.375%, 3/1/14	2,830,000	2,872,450

		30,384,504

Paper & Forest Products (1.7%)
Abitibi-Consolidated Finance LP
7.875%, 8/1/09	50,000	52,875
Abitibi-Consolidated, Inc.
6.950%, 12/15/06	1,250,000	1,296,875
6.950%, 4/1/08	900,000	927,000
5.250%, 6/20/08	825,000	807,469
8.550%, 8/1/10	2,475,000	2,682,281
7.750%, 6/15/11	1,000,000	1,060,000
7.500%, 4/1/28	1,000,000	876,250
8.850%, 8/1/30	3,100,000	3,115,500
Boise Cascade LLC
7.125%, 10/15/14§	1,950,000	2,062,125
Crown Paper Co.
11.000%, 9/1/05 †(b)(h)	5,735,000	—
Georgia-Pacific Corp.
9.375%, 2/1/13	4,175,000	4,863,875
8.000%, 1/15/14	2,000,000	2,275,000
7.700%, 6/15/15	1,900,000	2,170,750
8.000%, 1/15/24	5,080,000	5,892,800
7.375%, 12/1/25	1,500,000	1,638,750
7.250%, 6/1/28	1,000,000	1,070,000
8.875%, 5/15/31	2,220,000	2,775,000

		33,566,550

Total Materials		184,878,527

Telecommunication Services (11.8%)
Diversified Telecommunication Services (7.9%)
AT&T Corp.
9.050%, 11/15/11	9,200,000	10,591,500
9.750%, 11/15/31	3,525,000	4,207,969
Cincinnati Bell, Inc.
7.250%, 7/15/13	4,310,000	4,428,525
8.375%, 1/15/14	8,970,000	9,082,125
Citizens Communications Co.
6.250%, 1/15/13	9,775,000	9,848,312
Dresdner Bank (Kyivstar)
7.375%, 11/1/14§	8,270,000	9,097,000
Fairpoint Communications, Inc.
11.875%, 3/1/10	650,000	741,813
Insight Midwest LP/ Insight Capital, Inc.
9.750%, 10/1/09	5,015,000	5,253,212
10.500%, 11/1/10	4,605,000	5,042,475
5.500%, 10/15/34	475,000	497,563
MCI, Inc.
6.908%, 5/1/07	8,175,000	8,369,156
7.688%, 5/1/09	11,519,000	11,922,165
8.735%, 5/1/14	2,780,000	2,988,500
MobiFon Holdings BV
12.500%, 7/31/10	7,895,000	9,365,444
Northwestern Bell Telephone
6.250%, 1/1/07	750,000	778,125
Qwest Capital Funding, Inc.
7.900%, 8/15/10	2,000,000	2,020,000
7.250%, 2/15/11	7,947,000	7,788,060
Qwest Communications International, Inc.
5.790%, 2/15/09 §(l)	3,000,000	3,037,500

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Qwest Communications International, Inc.
7.250%, 2/15/11§	$7,900,000	$8,097,500
7.500%, 2/15/14§	7,455,000	7,529,550
Qwest Corp.
9.125%, 3/15/12§	10,590,000	12,231,450
Qwest Services Corp.
14.000%, 12/15/10§	15,177,000	18,250,342
Time Warner Telecom Holdings, Inc.
9.250%, 2/15/14	1,200,000	1,224,000
Time Warner Telecom, Inc.
10.125%, 2/1/11	4,293,000	4,217,873
Time Warner Telecommunications LLC
9.750%, 7/15/08	1,500,000	1,518,750

		158,128,909

Wireless Telecommunication Services (3.9%)
ACC Escrow Corp.
10.000%, 8/1/11	8,490,000	7,280,175
Centennial, Term B Loan
3.850%, 1/20/11 (b)	202,083	204,578
3.910%, 2/9/11 (b)(l)	937,500	949,073
Crown Castle International Corp.
9.375%, 8/1/11	650,000	728,000
10.750%, 8/1/11	1,700,000	1,844,500
Dobson Cellular Systems
8.375%, 11/1/11§	3,150,000	3,252,375
Nextel Communications, Inc.
9.500%, 2/1/11	555,714	619,621
6.875%, 10/31/13	14,265,000	15,477,525
5.950%, 3/15/14	2,555,000	2,644,425
7.375%, 8/1/15	3,950,000	4,345,000
Nextel Partners, Inc.
8.125%, 7/1/11	2,020,000	2,242,200
Oskar Mobil
7.500%, 10/15/11§	3,160,000	4,692,537
Rogers Wireless, Inc.
7.250%, 12/15/12§	3,100,000	3,286,000
8.000%, 12/15/12§	1,640,000	1,734,300
6.375%, 3/1/14	2,300,000	2,277,000
7.500%, 3/15/15§	950,000	1,002,250
Rural Cellular Corp.
9.750%, 1/15/10	8,361,000	7,566,705
9.875%, 2/1/10	1,990,000	2,024,825
8.250%, 3/15/12§	2,420,000	2,519,825
8.250%, 3/15/12	3,090,000	3,267,675
Triton PCS, Inc.
9.375%, 2/1/11	1,660,000	1,328,000
8.750%, 11/15/11	1,868,000	1,475,720
8.500%, 6/1/13	4,685,000	4,521,025
Western Wireless Corp.
9.250%, 7/15/13	2,945,000	3,202,687

		78,486,021

Total Telecommunication Services		236,614,930

Utilities (9.6%)
Electric Utilities (3.4%)
Allegheny Energy, Inc.
7.750%, 8/1/05	3,385,000	3,440,006
Term C Loan 6.600%, 6/8/11 (b)(l)	362,695	368,589
CMS Energy Corp.
7.000%, 1/15/05	2,575,000	2,575,000
9.875%, 10/15/07	300,000	335,250
8.900%, 7/15/08	1,800,000	1,986,750
7.500%, 1/15/09	3,700,000	3,940,500
7.750%, 8/1/10	2,300,000	2,515,625
2.875%, 12/1/24	700,000	701,750
Senior Notes 8.500%, 4/15/11	2,450,000	2,783,812
DPL Capital Trust II
8.125%, 9/1/31	3,175,000	3,596,951
DPL, Inc.
6.875%, 9/1/11	4,265,000	4,657,943
Homer City Funding LLC
8.137%, 10/1/19	588,000	665,910
Midwest Generation LLC
8.750%, 5/1/34	1,000,000	1,135,000
Series A 8.300%, 7/2/09	7,700,000	8,277,500
Series B 8.560%, 1/2/16	5,600,000	6,216,000
Term B Loan
4.380%, 4/27/11 (b)(l)	746,250	756,356
4.570%, 4/27/11 (b)	746,250	756,356
MSW Energy Holdings II LLC/ MSW Energy Finance Co. II, Inc.
7.375%, 9/1/10	2,365,000	2,483,250
Nevada Power Co.
5.875%, 1/15/15§	475,000	478,563
Sierra Pacific Power Co.
6.250%, 4/15/12	2,950,000	3,079,062
TECO Energy, Inc.
10.500%, 12/1/07	4,000,000	4,610,000
7.500%, 6/15/10	4,110,000	4,541,550
Texas Genco Financing Corp. LLC
6.875%, 12/15/14§	4,585,000	4,739,744
Tucson Electric Power Co.,
Term B Loan 4.800%, 3/25/09 (b)(l) .	1,000,000	1,008,333
TXU Corp.
5.550%, 11/15/14§	3,390,000	3,367,660

		69,017,460

Gas Utilities (0.2%)
SEMCO Energy, Inc.
7.125%, 5/15/08	320,000	342,487
7.750%, 5/15/13	935,000	1,026,747
Suburban Propane Partners LP
6.875%, 12/15/13	2,575,000	2,626,500

		3,995,734

Multi-Utilities & Unregulated Power (6.0%)
AES Corp.
9.375%, 9/15/10	1,850,000	2,150,625
8.875%, 2/15/11	2,900,000	3,313,250
8.750%, 5/15/13§	8,740,000	9,930,825
9.000%, 5/15/15§	935,000	1,070,575
Calpine Corp.
8.500%, 7/15/10 §	6,885,000	5,903,887
Coastal Corp.
7.750%, 6/15/10	450,000	470,250
Colorado Interstate Gas Co.
6.850%, 6/15/37	1,000,000	1,050,340
Dynegy Holdings, Inc.
9.875%, 7/15/10§	750,000	838,125
10.125%, 7/15/13§	6,070,000	6,950,150
Dynegy-Roseton Danskamme
7.270%, 11/8/10	7,100,000	7,171,000
7.670%, 11/8/16	6,320,000	6,067,200
El Paso CGP Co.
7.625%, 9/1/08	3,500,000	3,657,500
6.375%, 2/1/09	300,000	298,875

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
El Paso Production Holding Co.
7.750%, 6/1/13	$7,375,000	$7,725,312
Ipalco Enterprises, Inc.
8.375%, 11/14/08	1,700,000	1,912,500
7.625%, 11/14/11	2,050,000	2,296,000
Northwest Pipeline Corp.
8.125%, 3/1/10	1,505,000	1,664,906
NRG Energy, Inc.
8.000%, 12/15/13§	13,095,000	14,273,550
PSEG Energy Holdings, Inc.
7.750%, 4/16/07	1,925,000	2,035,688
8.625%, 2/15/08	4,500,000	4,938,750
8.500%, 6/15/11	4,480,000	5,112,800
Reliant Energy Mid-Atlantic Power Holdings LLC
9.237%, 7/2/17	3,153,976	3,627,072
Reliant Energy, Inc.
9.250%, 7/15/10	1,250,000	1,393,750
9.500%, 7/15/13	6,010,000	6,828,862
6.750%, 12/15/14	5,310,000	5,276,813
Sonat, Inc.
7.625%, 7/15/11	3,000,000	3,105,000
South Point Energy Center LLC/ Broad River Energy
8.400%, 5/30/12§	3,433,222	3,244,395
Southern Natural Gas Co.
8.875%, 3/15/10	1,030,000	1,153,600
7.350%, 2/15/31	2,100,000	2,178,750
8.000%, 3/1/32	3,275,000	3,573,844

		119,214,194

Total Utilities		192,227,388

Total Long-Term Debt Securities (92.4%) (Cost $1,770,114,405)		1,851,839,606

CONVERTIBLE BONDS:
Consumer Discretionary (0.1%)
Media (0.1%)
Rogers Communications, Inc.
2.000%, 11/26/05	1,100,000	1,080,750

Total Consumer Discretionary		1,080,750

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Nextel Communications, Inc.
5.250%, 1/15/10	1,050,000	1,074,938

Total Telecommunication Services		1,074,938

Utilities (0.1%)
Multi-Utilities & Unregulated Power (0.1%)
AES Corp.
4.500%, 8/15/05	1,500,000	1,507,500

Total Utilities		1,507,500

Total Convertible Bonds (0.2%) (Cost $3,569,519)		3,663,188

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (0.0%)
Media (0.0%)
RCN Corp*†	1,867	$—

Total Consumer Discretionary		—

Materials (0.0%)
Containers & Packaging (0.0%)
Russell-Stanley Holdings, Inc.*†(b)	200,000	—

Total Materials		—

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Versatel Telecom International N.V.*	92,251	267,085

Total Telecommunication Services		267,085

Total Common Stocks (0.0%) (Cost $—)		267,085

PREFERRED STOCKS:
Consumer Discretionary (0.1%)
Media (0.1%)
Paxson Communications Corp. (PIK), 14.250%	336	2,524,200

Total Consumer Discretionary		2,524,200

Financials (0.5%)
Real Estate (0.5%)
Sovereign Real Estate Investment Corp.
(REIT), 12.000%§	6,005	9,097,575

Total Financials.		9,097,575

Total Preferred Stocks (0.6%) (Cost $10,470,127)		11,621,775

	Number of Warrants
WARRANTS:
Materials (0.0%)
Chemicals (0.0%)
Pliant Corp., $0.01, expiring 6/1/10*§(b)	200	2

Total Materials		2

Total Warrants (0.0%) (Cost $—)		2

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Commercial Paper (1.0%)
Barclays U.S. Funding Corp.
2.06%, 2/1/05	$3,200,000	3,194,144
Rabobank USA Financials Corp.
2.17%, 1/3/05	2,700,000	2,700,000
Skandinaviska Enskilda Banken AB
2.06%, 1/27/05 (m)	4,800,000	4,792,608
2.00%, 1/25/05	9,100,000	9,087,351

Total Commercial Paper		19,774,103

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Principal Amount	Value (Note 1)
Government Securities (3.7%)
Federal Home Loan Bank
0.00%, 1/3/05 (o)	$45,100,000	$45,100,000
Federal Home Loan Mortgage Corp.
2.21%, 3/14/05 (o)	2,500,000	2,488,625
Federal National Mortgage Association
2.20%, 2/23/05 (o)	6,500,000	6,478,914
2.24%, 3/2/05 (o)	200,000	199,230
2.20%, 3/9/05 (o)	1,700,000	1,692,817
2.21%, 3/15/05 (o)	300,000	298,616
2.22%, 3/16/05 (o)	5,700,000	5,673,324
2.24%, 3/30/05 (o)	9,100,000	9,049,131
2.37%, 4/15/05 (o)	3,200,000	3,177,878
U.S. Treasury Bills
1.98%, 3/17/05#	775,000	771,711

Total Government Securities		74,930,246

Time Deposit (0.4%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	7,496,853	7,496,853

Total Short-Term Debt Securities (5.1%) (Amortized Cost $102,201,202)		102,201,202

Total Investments before Options Written (98.3%) (Cost/Amortized Cost $1,886,355,253)		1,969,592,858

	Number of Contracts (c)
OPTIONS WRITTEN:
Call Options (0.0%)(d)*
U.S. Treasury 10 Year Futures
February-2005@ $114.00.	(256)	(60,000)

Put Options (0.0%)*
U.S. Treasury 10 Year Futures
February-2005@ $109.00.	(256)	(44,000)

Total Options Written (0.0%) (Premiums Received $226,080)		(104,000)

Total Investments (98.3%) (Cost/Amortized Cost $1,886,129,173)		1,969,488,858
Other Assets Less Liabilities (1.7%)		34,169,027

Net Assets (100%)		$2,003,657,885

*	Non-income producing.
†	Securities (totaling $174,745 or 0.01% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $413,112,341 or 20.62% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(b)	Illiquid security.
(c)	One contract relates to 100 shares.
(d)	Covered call option contracts written in connection with securities held.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default, non-income producing.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(m)	Section 4(2) Commercial Paper. Private placement for non-current transaction. Notes are usually sold to accredited investors without the intent to freely re-sell their holding
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

CMO — Collateralized Mortgage Obligation

EUR — European Currency Unit

PIK — Payment-in-Kind Security

REIT — Real Estate Investment Trust

At December 31, 2004 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/04	Unrealized Depreciation
EURODollar	227	September-05	$55,075,875	$54,826,175	$(249,700)

At December 31, 2004 the Portfolio had outstanding foreign currency contracts to sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Foreign Currency Sell Contracts
European Union, expiring 01/07/05	3,245	$4,270,360	$4,410,401	$(140,041)
European Union, expiring 01/10/05	747,952	17,747,353	17,979,051	(231,698)

				$(371,739)

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Options written for the year ended December 31, 2004, were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2004	—	$—
Options Written	512	226,080
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	—
Options Exercised	—	—

Options Outstanding—December 31, 2004	512	$226,080

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,658,805,344
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	1,301,569,335

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,525,964
Aggregate gross unrealized depreciation	(28,481,777)

Net unrealized appreciation	$81,044,187

Federal income tax cost of investments	$1,888,548,671

The Portfolio has a net capital loss carryforward of $328,196,144 of which $53,413,585 expires in the year 2007, $68,279,453 expires in the year 2008, $114,524,895 expires in the year 2009 and $91,978,211 expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $25,060,592 during 2004.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.7%)
BHP Billiton Ltd.	142,034	$1,707,963
BlueScope Steel Ltd.	182,070	1,177,479
Qantas Airways Ltd.	422,600	1,229,034

		4,114,476

Austria (0.9%)
Erste Bank der Oesterreichischen Sparkassen AG	74,389	3,973,751
OMV AG	4,400	1,325,861

		5,299,612

Belgium (1.7%)
Delhaize Group^	33,500	2,547,676
Dexia (London Exchange)	64,600	1,486,582
Dexia (Swiss Exchange)	100,415	2,309,395
Fortis*	76,059	2,105,916
KBC Bancassurance Holding^	15,700	1,205,723

		9,655,292

Bermuda (1.1%)
Tyco International Ltd.	182,065	6,507,003

Brazil (0.9%)
Cia Vale do Rio Doce (ADR)	79,600	2,309,196
Natura Cosmeticos S.A.	26,234	765,488
Natura Cosmeticos S.A.§	7,000	204,254
Uniao de Bancos Brasileiros S.A. (GDR)	59,486	1,886,896

		5,165,834

Canada (3.4%)
Alcan, Inc.^	56,000	2,748,237
Bank of Nova Scotia^	78,600	2,669,966
Manulife Financial Corp.^	59,900	2,769,653
Nexen, Inc.	21,300	865,760
Research In Motion Ltd.*	53,789	4,433,289
Shoppers Drug Mart Corp.*	122,839	3,821,066
Talisman Energy, Inc.	65,973	1,781,268
TELUS Corp.	9,700	293,231

		19,382,470

Denmark (0.3%)
Danske Bank A/S	54,800	1,679,784

Finland (0.6%)
Nokia OYJ	213,950	3,379,230

France (8.2%)
Assurances Generales de France^.	55,100	4,115,462
BNP Paribas S.A.^	54,535	3,950,953
Cie De Saint-Gobain.	49,526	2,983,543
Credit Agricole S.A.^	68,114	2,055,364
Dassault Systems S.A.	32,947	1,661,456
France Telecom S.A.	40,105	1,327,930
Imerys SA.	24,101	2,022,885
JC Decaux S.A.*^	97,374	2,842,999
Lafarge S.A.	17,105	1,650,748
Renault S.A.^	79,020	6,610,958
Sanofi-Aventis^	48,791	3,899,567
Societe Generale^	26,200	2,651,340
Thomson	15,300	404,492
Total S.A.^	49,204	10,747,703

		46,925,400

Germany (5.0%)
BASF AG	20,786	1,495,168
Bayerische Hypo-und Vereinsbank AG*	77,939	1,772,353
Bayerische Motoren Werke (BMW) AG	55,463	2,499,115
Continental AG	54,400	3,456,845
Deutsche Post AG	72,726	1,666,659
E.On AG .	28,000	2,556,804
Epcos AG*^	48,200	720,674
Fraport AG	9,510	405,245
Fresenius Medical Care AG	19,500	1,567,793
HeidelbergCement AG	28,808	1,745,631
MAN AG	49,000	1,880,210
Merck KGaA	23,400	1,599,864
SAP AG.	15,109	2,694,442
Schering AG	20,749	1,550,605
Siemens AG	31,542	2,673,589
Volkswagen AG	11,700	530,373

		28,815,370

Hong Kong (1.3%)
ASM Pacific Technology^	515,000	1,855,211
CNOOC Ltd. (ADR)	34,800	1,885,812
Shangri-La Asia Ltd.^	2,300,973	3,300,764
Shangri-La Asia Ltd.^§	356,000	510,685

		7,552,472

India (0.4%)
ICICI Bank Ltd. (ADR)	122,655	2,471,498

Ireland (0.6%)
Bank of Ireland	97,500	1,623,455
Depfa Bank plc	112,200	1,886,522

		3,509,977

Italy (2.2%)
Banca Intesa S.p.A.	263,939	1,270,007
ENI S.p.A.	379,171	9,493,451
Telecom Italia S.p.A. (RNC)	526,553	1,710,564

		12,474,022

Japan (19.6%)
Acom Co., Ltd.	4,630	346,561
Aiful Corp.	23,600	2,595,608
Canon, Inc.	203,700	10,993,081
Chugai Pharmaceutical Co., Ltd.	58,600	968,756
Circle K Sunkus Co., Ltd.*^	43,500	1,118,596
Credit Saison Co., Ltd.	26,600	968,264
Daikin Industries Ltd.	55,000	1,588,758
Daito Trust Construction Co., Ltd.^	11,000	522,787
Daiwa House Industry Co., Ltd.	55,000	625,305
Fanuc Ltd.	19,100	1,248,853
Hirose Electric Co., Ltd.	7,200	841,768
Hitachi Ltd.	245,000	1,697,570
Honda Motor Co., Ltd.	121,200	6,280,589
Hoya Corp.	18,400	2,077,564
Itochu Corp.*	155,000	716,990
Japan Tobacco, Inc.	143	1,632,771
JFE Holdings, Inc.^	81,500	2,326,413
Kao Corp.	48,000	1,227,286
Keyence Corp.	13,500	3,024,885
Kobe Steel Ltd.^	1,018,000	1,559,735
Matsushita Electric Industrial Co., Ltd.	68,000	1,079,028
Millea Holdings, Inc.	194	2,877,720
Mitsubishi Corp.	123,200	1,591,849
Mitsubishi Tokyo Financial Group, Inc.	509	5,166,000
Mitsui Chemicals, Inc.	61,000	332,175
NET One Systems Co., Ltd.^	445	1,854,348
Nikko Cordial Corp.	241,000	1,277,086
Nintendo Co., Ltd.	10,700	1,343,896

AXA PREMIER VIP TRUST

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Nippon Electric Glass Co., Ltd.	44,000	$1,125,012
Nippon Meat Packers, Inc.	47,000	637,094
Nippon Mining Holdings, Inc.	278,500	1,310,013
Nippon Telegraph & Telephone Corp.	177	794,574
Nissan Motor Co., Ltd.	601,600	6,540,279
Nitto Denko Corp.	25,100	1,376,618
Oji Paper Co., Ltd.	41,000	235,269
Promise Co., Ltd.	35,700	2,550,249
Sankyo Co. Ltd./Gunma	9,900	500,459
Sanyo Shinpan Finance Co., Ltd.	20,800	1,477,740
Secom Co., Ltd.	30,500	1,220,357
Sega Sammy Holdings, Inc.*^	28,600	1,571,367
Sharp Corp.	63,000	1,028,584
Shin-Etsu Chemical Co., Ltd.	35,500	1,455,060
SMC Corp.	9,700	1,110,384
Sony Corp.	13,400	517,849
Sumitomo Corp.	263,000	2,268,879
Sumitomo Heavy Industries Ltd.*^	372,000	1,383,156
Sumitomo Metal Industries Ltd.	546,000	740,646
Sumitomo Mitsui Financial Group, Inc^.	483	3,511,613
Takeda Pharmaceutical Co., Ltd.	27,700	1,394,867
Takefuji Corp.	13,680	925,172
Tanabe Seiyaku Co., Ltd.	126,000	1,298,487
Tokyo Electric Power Co., Inc .	78,100	1,916,868
Tokyo Gas Co., Ltd.	260,000	1,065,678
Toyota Motor Corp.	96,400	3,922,982
Trend Micro, Inc.	56,000	3,022,153
UFJ Holdings, Inc.*	275	1,666,585
Uny Co., Ltd.	44,000	502,820
Yamada Denki Co., Ltd.^	88,600	3,795,784
Yamanouchi Pharmaceutical Co., Ltd.	61,000	2,375,232
Yamato Transport Co., Ltd.^	107,000	1,587,196

		112,713,268

Luxembourg (0.8%)
Arcelor	180,240	4,157,501
SES Global (FDR)	39,500	510,059

		4,667,560

Mexico (1.8%)
America Movil S.A. de C.V. (ADR)	92,070	4,819,864
Fomento Economico Mexicano S.A. de C.V. (ADR).	16,200	852,282
Grupo Televisa S.A. (ADR)	77,589	4,694,135

		10,366,281

Netherlands (3.1%)
ABN AMRO Holding N.V.	132,196	3,502,108
ING Groep N.V. (CVA)	217,920	6,593,585
Koninklijke (Royal) Philips Electronics N.V.	133,932	3,551,738
Reed Elsevier N.V.	110,893	1,511,835
Royal Dutch Petroleum Co.	12,600	725,309
Unilever N.V. (CVA).	6,400	429,132
Wolters Kluwer N.V., Class C (CVA)	80,476	1,615,646

		17,929,353

Norway (0.4%)
Golar LNG Ltd.*	130,000	1,894,199
Yara International ASA	18,000	237,012

		2,131,211

Singapore (1.4%)
CapitaLand Ltd.^	2,839,000	3,704,404
Flextronics International Ltd.*	120,200	1,661,164
Singapore Telecommunications Ltd.	1,906,785	2,780,047

		8,145,615

South Korea (1.2%)
Samsung Electronics Co., Ltd.	13,140	5,718,286
SK Telecom Co., Ltd. (ADR)	38,400	854,400

		6,572,686

Spain (1.8%)
Altadis S.A.	59,065	2,705,574
Banco Popular Espanol	39,461	2,601,412
Banco Santander Central Hispano S.A.	48,100	596,919
Endesa S.A.^.	70,300	1,652,151
Repsol YPF S.A.^	108,600	2,828,295

		10,384,351

Sweden (1.8%)
Nordea Bank AB	97,500	983,011
Svenska Cellulosa AB, Class B	46,600	1,988,007
Telefonaktiebolaget LM Ericsson (ADR)*	191,429	6,028,099
Telefonaktiebolaget LM Ericsson, Class B*	431,000	1,374,966

		10,374,083

Switzerland (8.7%)
Adecco S.A	44,520	2,241,465
Baloise Holding AG.	19,200	886,466
Credit Suisse Group*	67,000	2,816,463
Givaudan S.A. (Registered)	505	332,640
Holcim Ltd. (Registered)	40,215	2,422,590
Micronas Semiconductor Holding AG (Registered)*	24,900	1,220,803
Nestle S.A. (Registered)	16,031	4,194,198
Novartis AG (Registered)	81,641	4,114,000
Roche Holding AG	79,636	9,167,490
Swiss Life Holdings*	27,286	3,971,360
Syngenta AG*	31,047	3,298,283
UBS AG (Registered)	135,507	11,362,758
Xstrata plc	115,680	2,069,916
Zurich Financial Services AG*	12,885	2,148,444

		50,246,876

Taiwan (0.3%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	214,825	1,823,864

United Kingdom (23.5%)
Allied Domecq plc	128,864	1,269,193
ARM Holdings plc	2,097,250	4,449,294
Associated British Foods plc	89,300	1,338,144
Aviva plc	382,344	4,609,911
Barclays plc	449,694	5,059,334
BG Group plc	356,562	2,423,354
Boots Group plc	140,858	1,772,690
BP plc	588,400	5,738,719
British American Tobacco plc	66,700	1,149,315
British Land Co. plc.	106,131	1,825,698
Carnival plc	122,778	7,491,229
Centrica plc	316,939	1,437,560
EMI Group plc	875,219	4,452,882
Enterprise Inns plc	495,199	7,558,324
GlaxoSmithKline plc	334,046	7,837,113
HBOS plc	196,500	3,199,168
HSBC Holdings plc (Hong Kong Exchange)	294,400	5,037,529

AXA PREMIER VIP TRUST

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
HSBC Holdings plc (Swiss Exchange)	220,844	$3,726,946
Intercontinental Hotels Group plc	782,148	9,723,153
International Power plc*	471,100	1,397,398
Kingfisher plc	295,669	1,758,311
Lloyds TSB Group plc	111,600	1,013,454
Mitchells & Butlers plc	149,700	977,191
Morrison (Wm) Supermarkets	663,284	2,636,019
National Grid Transco plc	185,092	1,762,576
Old Mutual plc	260,000	661,406
Persimmon plc	29,100	386,055
Punch Taverns plc	114,700	1,520,567
Reckitt Benckiser plc	52,308	1,580,707
Reuters Group plc	515,011	3,732,605
RMC Group plc	106,800	1,740,835
Royal & Sun Alliance Insurance Group plc	474,400	705,870
Royal Bank of Scotland Group plc	221,822	7,461,349
SABMiller plc	67,100	1,113,050
Sainsbury (J) plc	293,412	1,523,785
Schroders plc	80,320	1,158,090
Shell Transport & Trading Co. plc (Registered)	140,500	1,197,672
Shire Pharmaceuticals Group plc	26,500	278,299
Smith & Nephew plc	127,946	1,309,280
Standard Chartered plc	81,604	1,517,364
Taylor Woodward plc	277,500	1,449,141
Tesco plc	568,199	3,509,923
Trinity Mirror plc	65,300	797,350
Vodafone Group plc	3,280,825	8,897,134
Whitbread plc	46,730	759,454
Wimpey (George) plc	132,500	1,028,994
Wolseley plc	154,866	2,894,481

		134,867,916

United States (3.1%)
News Corp., Class A	405,080	7,558,793
NTL, Inc.*	91,411	6,669,346
Wynn Resorts Ltd.*	56,689	3,793,628

		18,021,767

Total Common Stocks (94.8%) (Cost $474,515,751)		545,177,271

SHORT-TERM DEBT SECURITIES:
Short-Term Fund of Cash Collateral for Securities Loaned (0.1%)
JPMorgan Securities Lending Collateral Investment Fund	889,746	889,746

	Principal Amount
Short-Term Investments of Cash Collateral for Securities Loaned (8.0%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$1,308,450	1,308,450
Capital One Corp., Series 02-A2 A2
2.40%, 9/15/05 (l)	1,048,297	1,048,297
Citigroup Global Markets, Inc.
2.38%, 1/7/05 (l)	1,308,450	1,308,450
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	2,512,224	2,512,224
Fortis Bank
2.39%, 2/16/05	1,308,450	1,308,450
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	27,121,114	27,121,114
Halogen Funding Co. LLC
2.44%, 1/14/05	1,046,789	1,046,789
Hartford Life, Inc.
2.41%, 1/2/06 (l)	418,704	418,704
Lehman Brothers, Inc.
2.49%, 3/31/05 (l)	183,183	183,183
Monte dei Paschi
2.42%, 2/22/05	1,308,450	1,308,450
Monumental Global Funding II
1.98%, 7/1/05 (l)	576,433	576,433
New York Life Insurance Co.
2.39%, 3/31/05 (l)	1,308,450	1,308,450
Nordea Bank N.Y.
2.35%, 9/6/05 (l)	1,307,980	1,307,980
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	1,308,450	1,308,450
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	1,308,450	1,308,450
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06 (l)	1,308,450	1,308,450
WestLB Covered Bond Bank plc
2.35%, 2/7/05	1,303,347	1,303,347

Total Short-Term Investments of Cash Collateral for Securities Loaned		45,985,671

Time Deposit (4.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	23,120,471	23,120,471

Total Short-Term Debt Securities (12.1%) (Amortized Cost $69,995,888)		69,995,888

Total Investments (106.9%) (Cost/Amortized Cost $544,511,639)		615,173,159
Other Assets Less Liabilities (-6.9%)		(39,912,964)

Net Assets (100%)		$575,260,195

Market Sector Diversification
As a Percentage of Total Equity Investments

Consumer Discretionary		21.9%
Consumer Staples		6.5
Energy		7.7
Financials
Capital Markets	3.0
Commercial Banks	14.3
Consumer Finance	1.6
Diversified Financial Services	1.6
Insurance	4.2
Real Estate	1.0

Total Financials		25.7
Health Care		6.9
Industrials		6.8
Information Technology		11.6
Materials		6.8
Telecommunication Services		3.9
Utilities		2.2

		100.0%

AXA PREMIER VIP TRUST

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PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $714,939 or 0.12% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

CVA — Dutch Certification

FDR — Finnish Depositary Receipt

GDR — Global Depositary Receipt

RNC — Risparmio Non-Convertible Savings Shares

At December 31, 2004 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/04	Unrealized Appreciation
Dow Jones Euro Stoxx 50 Index	45	March-05	$1,787,888	$1,803,181	$15,293

At December 31, 2004 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
European Union, expiring 3/16/05	6,983	$9,300,000	$9,497,609	$197,609

Foreign Currency Sell Contracts
European Union, expiring 3/16/05	6,983	$9,332,369	$9,497,609	$(165,240)

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$577,364,603
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	270,341,379

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation.	$69,263,277
Aggregate gross unrealized depreciation.	(1,592,422)

Net unrealized appreciation	$67,670,855

Federal income tax cost of investments	$547,502,304

At December 31, 2004, the Portfolio had loaned securities with a total value $44,520,316. This was secured by collateral of $46,875,417 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $125 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio utilized capital loss carryforward of $412,895 during 2004.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.8%)
Auto Components (0.6%)
American Axle & Manufacturing Holdings, Inc.	4,300	$131,838
Autoliv, Inc.^	5,925	286,177
BorgWarner, Inc.^	4,200	227,514
Johnson Controls, Inc.	850	53,924
Lear Corp.	1,825	111,343
Magna International, Inc., Class A	2,850	235,268

		1,046,064

Automobiles (0.1%)
General Motors Corp.^	7,000	280,420

Hotels, Restaurants & Leisure (2.1%)
Hilton Hotels Corp.	42,490	966,223
McDonald’s Corp.	46,985	1,506,339
Royal Caribbean Cruises Ltd.^	23,330	1,270,085

		3,742,647

Household Durables (0.7%)
American Greetings Corp., Class A^	38,400	973,440
Newell Rubbermaid, Inc.^	14,200	343,498

		1,316,938

Internet & Catalog Retail (0.2%)
Shanda Interactive Entertainment Ltd. (ADR)*^	7,400	314,500

Media (5.8%)
Comcast Corp., Class A*	16,755	557,607
Comcast Corp., Special Class A*	44,220	1,452,185
DIRECTV Group, Inc.*	87,823	1,470,157
Fox Entertainment Group, Inc., Class A*	46,700	1,459,842
Gemstar-TV Guide International, Inc.*	72,245	427,690
Interpublic Group of Cos., Inc.*	17,600	235,840
Liberty Media Corp., Class A*	45,682	501,588
Sirius Satellite Radio, Inc.*^	46,020	352,053
Time Warner, Inc.*	184,680	3,590,179
Viacom, Inc., Class B.	200	7,278
XM Satellite Radio Holdings, Inc., Class A*	11,470	431,502

		10,485,921

Multiline Retail (2.0%)
Federated Department Stores, Inc	6,525	377,080
Nordstrom, Inc.	3,200	149,536
Target Corp.	58,625	3,044,396

		3,571,012

Specialty Retail (4.4%)
AutoZone, Inc.*	13,365	1,220,358
Best Buy Co., Inc.	19,530	1,160,473
Gap, Inc.	18,200	384,384
Home Depot, Inc.	53,205	2,273,982
Limited Brands.	15,800	363,716
Linens ‘N Things, Inc.*	39,958	990,958
Office Depot, Inc.*	16,300	282,968
Staples, Inc.	32,635	1,100,126
TJX Cos., Inc.	4,000	100,520

		7,877,485

Textiles, Apparel & Luxury Goods (0.9%)
Jones Apparel Group, Inc.	7,200	263,304
Nike, Inc., Class B	12,005	1,088,733
V.F. Corp.	5,300	293,514

		1,645,551

Total Consumer Discretionary		30,280,538

Consumer Staples (5.5%)
Beverages (1.3%)
Adolph Coors Co., Class B^	3,300	249,711
Coca-Cola Co.	12,475	519,334
PepsiCo, Inc.	31,255	1,631,511

		2,400,556

Food & Staples Retailing (0.8%)
Albertson’s, Inc.^	3,200	76,416
Kroger Co.*	19,500	342,030
Safeway, Inc.*	17,500	345,450
Wal-Mart Stores, Inc.	14,575	769,852

		1,533,748

Food Products (0.6%)
Archer-Daniels-Midland Co.	2,300	51,313
Kraft Foods, Inc., Class A^	8,800	313,368
Sara Lee Corp.	16,800	405,552
Unilever N.V. (N.Y. Shares)	4,000	266,840

		1,037,073

Household Products (2.0%)
Colgate-Palmolive Co.	27,000	1,381,320
Kimberly-Clark Corp.	6,300	414,603
Procter & Gamble Co.	32,460	1,787,897

		3,583,820

Tobacco (0.8%)
Altria Group, Inc.	16,250	992,875
UST, Inc.	8,100	389,691

		1,382,566

Total Consumer Staples		9,937,763

Energy (5.3%)
Energy Equipment & Services (0.4%)
Halliburton Co.	18,540	727,510

Oil & Gas (4.9%)
BP plc (ADR)	5,300	309,520
ChevronTexaco Corp.	16,350	858,538
ConocoPhillips	6,891	598,346
Exxon Mobil Corp.	84,925	4,353,255
Marathon Oil Corp.	8,500	319,685
Occidental Petroleum Corp.	7,000	408,520
Unocal Corp.	45,800	1,980,392

		8,828,256

Total Energy		9,555,766

Financials (19.4%)
Capital Markets (4.0%)
Bank of New York Co., Inc.	57,200	1,911,624
E*Trade Financial Corp.*	47,805	714,685
Goldman Sachs Group, Inc.	18,725	1,948,149
Lehman Brothers Holdings, Inc.	5,125	448,335
Mellon Financial Corp.	12,000	373,320
Merrill Lynch & Co., Inc.	4,600	274,942
Morgan Stanley	25,805	1,432,694
T. Rowe Price Group, Inc.	3,000	186,600

		7,290,349

Commercial Banks (4.9%)
Bank of America Corp.	63,300	2,974,467
Comerica, Inc.	6,050	369,171
Huntington Bancshares, Inc./Ohio	13,450	333,291
KeyCorp	7,975	270,353
Lloyds TSB Group plc	161,500	1,466,603
National City Corp.	10,250	384,888
PNC Financial Services Group, Inc.	5,100	292,944
SunTrust Banks, Inc.	6,125	452,515
U.S. Bancorp.	15,350	480,762
Wachovia Corp.	10,900	573,340
Wells Fargo & Co.	20,350	1,264,752

		8,863,086

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Consumer Finance (1.5%)
American Express Co.	32,330	$1,822,442
Capital One Financial Corp.	1,000	84,210
SLM Corp.	15,600	832,884

		2,739,536

Diversified Financial Services (1.4%)
Citigroup, Inc.	41,400	1,994,652
JPMorgan Chase & Co.	11,500	448,615

		2,443,267

Insurance (5.9%)
ACE Ltd.	5,400	230,850
Allstate Corp.	14,475	748,647
American International Group, Inc.	52,275	3,432,899
Chubb Corp.	4,350	334,515
Genworth Financial, Inc., Class A	12,800	345,600
Hartford Financial Services Group, Inc.	6,300	436,653
Manulife Financial Corp.	9,008	416,170
Marsh & McLennan Cos., Inc.	38,400	1,263,360
MBIA, Inc.	4,700	297,416
Metlife, Inc.	8,750	354,462
PartnerReinsurance Ltd.^	900	55,746
Prudential Financial, Inc.	5,800	318,768
St. Paul Travelers Cos., Inc.	56,599	2,098,125
XL Capital Ltd., Class A	4,400	341,660

		10,674,871

Thrifts & Mortgage Finance (1.7%)
Astoria Financial Corp.	5,500	219,835
Countrywide Financial Corp.	21,400	792,014
Fannie Mae	9,425	671,154
Freddie Mac	8,100	596,970
MGIC Investment Corp.	4,400	303,204
Washington Mutual, Inc.	11,725	495,733

		3,078,910

Total Financials		35,090,019

Health Care (15.8%)
Biotechnology (2.4%)
Amgen, Inc.*	30,635	1,965,235
Genentech, Inc.*	42,080	2,290,835

		4,256,070

Health Care Equipment & Supplies (2.3%)
Biomet, Inc.	18,365	796,858
Guidant Corp.	18,800	1,355,480
Medtronic, Inc.	38,675	1,920,987

		4,073,325

Health Care Providers & Services (6.5%)
Cardinal Health, Inc.	31,200	1,814,280
Caremark Rx, Inc.*	24,105	950,460
Eclipsys Corp.*	57,000	1,164,510
HCA, Inc.	2,500	99,900
Health Management Associates, Inc., Class A	61,400	1,395,008
Medco Health Solutions, Inc.*	10,100	420,160
UnitedHealth Group, Inc.	49,520	4,359,246
WellPoint, Inc.*	14,200	1,633,000

		11,836,564

Pharmaceuticals (4.6%)
Abbott Laboratories	8,900	415,185
AstraZeneca plc (ADR)	6,000	218,340
Bristol-Myers Squibb Co.	20,075	514,322
Eli Lilly & Co.	7,170	406,898
GlaxoSmithKline plc (ADR)^	6,400	303,296
Johnson & Johnson	20,875	1,323,892
Merck & Co., Inc.	17,775	571,288
Pfizer, Inc.	100,600	2,705,134
Sanofi-Aventis (ADR).	39,970	1,600,798
Wyeth	6,300	268,317

		8,327,470

Total Health Care		28,493,429

Industrials (11.3%)
Aerospace & Defense (1.0%)
Boeing Co.	10,000	517,700
General Dynamics Corp.	1,000	104,600
Goodrich Corp.	10,200	332,928
Honeywell International, Inc.	10,600	375,346
Raytheon Co.	11,170	433,731

		1,764,305

Air Freight & Logistics (1.4%)
FedEx Corp.	24,330	2,396,262
United Parcel Service, Inc./Georgia, Class B	600	51,276

		2,447,538

Airlines (0.9%)
Southwest Airlines Co.	103,358	1,682,668

Commercial Services & Supplies (1.0%)
Apollo Group, Inc., Class A*	14,165	1,143,257
FTI Consulting, Inc.*^	32,300	680,561

		1,823,818

Electrical Equipment (0.2%)
Cooper Industries Ltd., Class A	2,225	151,055
Hubbell, Inc., Class B^	3,800	198,740

		349,795

Industrial Conglomerates (4.9%)
General Electric Co.	174,265	6,360,672
Textron, Inc.	5,300	391,140
Tyco International Ltd.	60,925	2,177,460

		8,929,272

Machinery (0.6%)
Crane Co.	2,300	66,332
Eaton Corp.	5,450	394,362
Ingersoll-Rand Co., Class A	3,800	305,140
Parker-Hannifin Corp.	5,450	412,783

		1,178,617

Road & Rail (1.3%)
Burlington Northern Santa Fe Corp.	6,000	283,860
CSX Corp.^	7,300	292,584
Norfolk Southern Corp.	6,200	224,378
Union Pacific Corp.	22,900	1,540,025

		2,340,847

Total Industrials		20,516,860

Information Technology (15.9%)
Communications Equipment (3.6%)
ADC Telecommunications, Inc.*^	66,200	177,416
Cisco Systems, Inc.*	149,130	2,878,209
Corning, Inc.*	32,200	378,994
Ditech Communications Corp.*^	22,500	336,375
Motorola, Inc.	105,985	1,822,942
Nortel Networks Corp.*	47,800	166,822
QUALCOMM, Inc.	12,600	534,240
Tellabs, Inc.*	29,450	252,975

		6,547,973

Computers & Peripherals (2.3%)
Dell, Inc.*	24,780	1,044,229
Hewlett-Packard Co.	28,700	601,839
International Business Machines Corp.	10,675	1,052,342
Lexmark International, Inc., Class A*	18,290	1,554,650

		4,253,060

Electronic Equipment & Instruments (0.9%)
Arrow Electronics, Inc.*	5,100	123,930
Avnet, Inc.*^	6,300	114,912

AXA PREMIER VIP TRUST

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Celestica, Inc.*	16,400	$231,404
Flextronics International Ltd.*	14,900	205,918
Ingram Micro, Inc., Class A*	4,300	89,440
Sanmina-SCI Corp.*	13,300	112,651
Solectron Corp.*	53,100	283,023
Tech Data Corp.*^	5,875	266,725
Vishay Intertechnology, Inc.*	10,900	163,718

		1,591,721

Internet Software & Services (1.2%)
Yahoo!, Inc.*	58,075	2,188,266

IT Services (0.8%)
Affiliated Computer Services, Inc., Class A*	17,550	1,056,335
Electronic Data Systems Corp.	16,100	371,910

		1,428,245

Semiconductors & Semiconductor Equipment (3.1%)
Agere Systems, Inc., Class A*^	65,000	89,050
Applied Materials, Inc.*	33,580	574,218
Freescale Semiconductor, Inc., Class B*	11,702	214,849
Intel Corp.	20,600	481,834
Samsung Electronics Co., Ltd. (GDR)§	3,488	758,956
Texas Instruments, Inc.	138,945	3,420,826

		5,539,733

Software (4.0%)
Intuit, Inc.*	11,755	517,338
Microsoft Corp.	246,975	6,596,702
Oracle Corp.*	5,100	69,972

		7,184,012

Total Information Technology		28,733,010

Materials (1.9%)
Chemicals (0.3%)
DuPont (E.I.) de Nemours & Co.	6,600	323,730
Eastman Chemical Co.	1,300	75,049
Monsanto Co.	2,200	122,210
PPG Industries, Inc.	1,800	122,688

		643,677

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	3,800	203,908

Containers & Packaging (0.2%)
Smurfit-Stone Container Corp.*	14,300	267,124
Temple-Inland, Inc.	1,000	68,400

		335,524

Metals & Mining (0.9%)
Rio Tinto plc (ADR)^	7,875	938,779
United States Steel Corp.	10,000	512,500
Worthington Industries, Inc.	7,600	148,808

		1,600,087

Paper & Forest Products (0.4%)
Georgia-Pacific Corp.	8,900	333,572
MeadWestvaco Corp.	11,000	372,790

		706,362

Total Materials		3,489,558

Telecommunication Services (2.7%)
Diversified Telecommunication Services (1.5%)
ALLTEL Corp.	25,000	1,469,000
SBC Communications, Inc.	5,200	134,004
Sprint Corp.	31,650	786,502
Verizon Communications, Inc.	8,000	324,080

		2,713,586

Wireless Telecommunication Services (1.2%)
Crown Castle International Corp.*	31,500	524,160
NII Holdings, Inc.*^	34,700	1,646,515

		2,170,675

Total Telecommunication Services		4,884,261

Utilities (1.2%)
Electric Utilities (0.9%)
Alliant Energy Corp.^	6,900	197,340
American Electric Power Co., Inc.	9,475	325,371
Entergy Corp.	4,300	290,637
Exelon Corp.	10,000	440,700
FirstEnergy Corp.	7,400	292,374
PPL Corp.	2,050	109,224
Xcel Energy, Inc.^	2,000	36,400

		1,692,046

Multi-Utilities & Unregulated Power (0.3%)
Constellation Energy Group, Inc.	2,625	114,739
Sempra Energy	9,100	333,788

		448,527

Total Utilities		2,140,573

Total Common Stocks (95.8%) (Cost $148,453,967)		173,121,777

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Government Security (2.2%)
Federal National Mortgage Association 1.65%, 1/3/05 (o)	$4,000,000	3,999,450

	Number of Shares
Short-Term Fund of Cash Collateral for Securities Loaned (0.1%)
JPMorgan Securities Lending Collateral Investment Fund	158,163	158,163

	Principal Amount
Short-Term Investments of Cash Collateral for Securities Loaned (4.5%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$232,593	232,593
Capital One Corp., Series 02-A2 A2
2.40%, 9/15/05 (l)	186,348	186,348
Citigroup Global Markets, Inc.
2.38%, 1/7/05 (l)	232,593	232,593
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	446,579	446,579
Fortis Bank
2.39%, 2/16/05	232,593	232,593
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	4,821,110	4,821,110
Halogen Funding Co. LLC
2.44%, 1/14/05	186,080	186,080
Hartford Life, Inc.
2.41%, 1/2/06 (l)	74,430	74,430
Lehman Brothers, Inc.
2.49%, 3/31/05 (l)	32,563	32,563
Monte dei Paschi
2.42%, 2/22/05	232,593	232,593
Monumental Global Funding II
1.98%, 7/1/05 (l)	102,468	102,468
New York Life Insurance Co.
2.39%, 3/31/05 (l)	232,593	232,593
Nordea Bank N.Y.
2.35%, 9/6/05 (l)	232,510	232,510

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	$232,593	$232,593
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	232,593	232,593
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06 (l)	232,593	232,593
WestLB Covered Bond Bank plc
2.35%, 2/7/05	231,686	231,686

Total Short-Term Investments of Cash Collateral for Securities Loaned .		8,174,518

Time Deposit (2.5%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	4,558,514	4,558,514

Total Short-Term Debt Securities (9.3%) (Amortized Cost $16,890,645)		16,890,645

Total Investments (105.1%) (Cost/Amortized Cost $165,344,612)		190,012,422

Other Assets Less Liabilities (-5.1%)		(9,205,646)

Net Assets (100%)		$180,806,776

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $758,956 or 0.42% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$105,006,843
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	85,026,239

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,471,211
Aggregate gross unrealized depreciation	(2,580,677)

Net unrealized depreciation	$23,890,534

Federal income tax cost of investments	$166,121,888

At December 31, 2004, the Portfolio had loaned securities with a total value $8,216,333. This was secured by collateral of $8,332,681 which was received in cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $26,687 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio utilized capital loss carryforward of $284,949 during 2004.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.3%)
Automobiles (1.4%)
Harley-Davidson, Inc.	81,750	$4,966,313

Hotels, Restaurants & Leisure (3.0%)
Carnival Corp.	66,900	3,855,447
International Game Technology	3,010	103,484
Starbucks Corp.*	108,400	6,759,824

		10,718,755

Household Durables (0.8%)
Centex Corp.	12,330	734,621
D.R. Horton, Inc.	11,650	469,612
Lennar Corp., Class A	7,550	427,934
Pulte Homes, Inc.	18,500	1,180,300

		2,812,467

Internet & Catalog Retail (5.9%)
Amazon.com, Inc.*^	157,885	6,992,727
eBay, Inc.*	120,890	14,057,089

		21,049,816

Media (3.7%)
News Corp., Class A^	133,370	2,488,684
Pixar*^	45,650	3,908,096
Viacom, Inc., Class B	29,300	1,066,227
XM Satellite Radio Holdings, Inc., Class A*^	151,430	5,696,797

		13,159,804

Multiline Retail (0.6%)
Target Corp.	38,940	2,022,154

Specialty Retail (2.4%)
Bed Bath & Beyond, Inc.*	84,230	3,354,881
Best Buy Co., Inc.	19,310	1,147,400
Lowe’s Cos., Inc.	50,970	2,935,362
Williams-Sonoma, Inc.*^	32,940	1,154,218

		8,591,861

Textiles, Apparel & Luxury Goods (1.5%)
Coach, Inc.*	46,755	2,636,982
Nike, Inc., Class B	30,500	2,766,045

		5,403,027

Total Consumer Discretionary		68,724,197

Consumer Staples (5.7%)
Beverages (0.4%)
PepsiCo, Inc.	27,100	1,414,620

Food & Staples Retailing (2.5%)
Wal-Mart Stores, Inc.	72,500	3,829,450
Walgreen Co.	132,300	5,076,351

		8,905,801

Household Products (1.7%)
Procter & Gamble Co.	110,550	6,089,094

Personal Products (1.1%)
Avon Products, Inc.	61,010	2,361,087
Gillette Co.	35,600	1,594,168

		3,955,255

Total Consumer Staples		20,364,770

Energy (1.6%)
Energy Equipment & Services (1.1%)
Schlumberger Ltd.	13,950	933,953
Smith International, Inc.*	20,000	1,088,200
Transocean, Inc.*	43,500	1,843,965

		3,866,118

Oil & Gas (0.5%)
Apache Corp.	34,500	1,744,665

Total Energy		5,610,783

Financials (12.8%)
Capital Markets (3.4%)
Charles Schwab Corp.	8,960	107,162
Franklin Resources, Inc.	23,400	1,629,810
Goldman Sachs Group, Inc.	47,770	4,969,991
Legg Mason, Inc .	24,555	1,798,899
Merrill Lynch & Co., Inc.	39,630	2,368,685
Morgan Stanley	22,260	1,235,875

		12,110,422

Commercial Banks (1.1%)
Commerce Bancorp, Inc./ New Jersey^	38,865	2,502,906
Wachovia Corp.	27,000	1,420,200

		3,923,106

Consumer Finance (0.7%)
MBNA Corp.	83,860	2,364,013

Diversified Financial Services (1.5%)
Citigroup, Inc.	86,970	4,190,215
JPMorgan Chase & Co.	27,707	1,080,850

		5,271,065

Insurance (5.7%)
Aflac, Inc.	78,950	3,145,368
Ambac Financial Group, Inc.	5,810	477,175
American International Group, Inc.	92,010	6,042,297
Metlife, Inc.	51,100	2,070,061
Progressive Corp.	102,150	8,666,406

		20,401,307

Thrifts & Mortgage Finance (0.4%)
Golden West Financial Corp.	26,200	1,609,204

Total Financials		45,679,117

Health Care (17.3%)
Biotechnology (5.8%)
Amgen, Inc.*	141,050	9,048,358
Biogen Idec, Inc.*	30,000	1,998,300
Genentech, Inc.*	113,510	6,179,484
Gilead Sciences, Inc.*	92,380	3,232,376

		20,458,518

Health Care Equipment & Supplies (3.9%)
Alcon, Inc.	28,060	2,261,636
Medtronic, Inc.	49,500	2,458,665
St. Jude Medical, Inc.*	88,500	3,710,805
Stryker Corp.	39,930	1,926,622
Zimmer Holdings, Inc.*	42,780	3,427,534

		13,785,262

Health Care Providers & Services (3.0%)
Aetna, Inc.	16,000	1,996,000
Caremark Rx, Inc.*	55,030	2,169,833
Health Management Associates, Inc., Class A	34,650	787,248
UnitedHealth Group, Inc.	32,790	2,886,504
WellPoint, Inc.*	24,100	2,771,500

		10,611,085

Pharmaceuticals (4.6%)
Abbott Laboratories	59,900	2,794,335
Elan Corp. plc (ADR)*^	63,500	1,730,375
Forest Laboratories, Inc.*	62,510	2,804,198
Johnson & Johnson	18,390	1,166,294
Novartis AG (ADR)^	37,500	1,895,250
Pfizer, Inc.	75,000	2,016,750
Schering-Plough Corp.	70,000	1,461,600
Teva Pharmaceutical Industries Ltd. (ADR)^	89,570	2,674,560

		16,543,362

Total Health Care		61,398,227

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Industrials (7.4%)
Aerospace & Defense (0.4%)
United Technologies Corp.	14,500	$1,498,575

Air Freight & Logistics (1.5%)
FedEx Corp.	23,400	2,304,666
United Parcel Service, Inc./Georgia, Class B	33,410	2,855,218

		5,159,884

Building Products (0.4%)
American Standard Cos., Inc.*	29,980	1,238,774

Commercial Services & Supplies (1.3%)
Apollo Group, Inc., Class A*	59,400	4,794,174

Industrial Conglomerates (2.9%)
General Electric Co.	240,600	8,781,900
Tyco International Ltd.	40,000	1,429,600

		10,211,500

Machinery (0.9%)
Danaher Corp.^	58,210	3,341,836

Total Industrials		26,244,743

Information Technology (33.1%)
Communications Equipment (6.7%)
Cisco Systems, Inc.*	322,800	6,230,040
Corning, Inc.*	182,840	2,152,027
Juniper Networks, Inc.*	147,210	4,002,640
QUALCOMM, Inc .	270,900	11,486,160

		23,870,867

Computers & Peripherals (6.8%)
Apple Computer, Inc.*	30,500	1,964,200
Dell, Inc.*	278,800	11,748,632
EMC Corp.*	71,380	1,061,421
Network Appliance, Inc.*	288,080	9,570,017

		24,344,270

Internet Software & Services (4.8%)
Google, Inc., Class A*^	7,800	1,506,180
VeriSign, Inc.*	34,000	1,139,680
Yahoo!, Inc.*	378,940	14,278,459

		16,924,319

IT Services (0.1%)
Iron Mountain, Inc.*^	11,110	338,744

Semiconductors & Semiconductor Equipment (7.0%)
Advanced Micro Devices, Inc.*	56,500	1,244,130
Altera Corp.*	22,920	474,444
Applied Materials, Inc.*	162,040	2,770,884
Broadcom Corp., Class A*	117,750	3,800,970
Marvell Technology Group Ltd.*	192,330	6,821,945
Maxim Integrated Products, Inc.	111,800	4,739,202
Texas Instruments, Inc.	43,000	1,058,660
Xilinx, Inc.	133,800	3,967,170

		24,877,405

Software (7.7%)
Electronic Arts, Inc.*	94,620	5,836,162
Mercury Interactive Corp.*^	36,930	1,682,161
Microsoft Corp.	230,230	6,149,443
Oracle Corp.*	186,400	2,557,408
SAP AG (ADR)	81,170	3,588,526
Symantec Corp.*	294,160	7,577,562

		27,391,262

Total Information Technology		117,746,867

Materials (0.3%)
Metals & Mining (0.3%)
Alcan, Inc.^	22,100	1,083,784

Total Materials		1,083,784

Total Common Stocks (97.5%) (Cost $284,679,303)		346,852,488

SHORT-TERM DEBT SECURITIES:
Short-Term Fund of Cash Collateral for Securities Loaned (0.1%)
JPMorgan Securities Lending Collateral Investment Fund	449,620	449,620

	Principal Amount
Short-Term Investments of Cash Collateral for Securities Loaned (6.5%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$661,206	661,206
Capital One Corp.,
Series 02-A2 A2 2.40%, 9/15/05(l)	529,741	529,741
Citigroup Global Markets, Inc.
2.38%, 1/7/05(l)	661,205	661,205
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	1,269,514	1,269,514
Fortis Bank
2.39%, 2/16/05	661,205	661,205
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	13,705,247	13,705,247
Halogen Funding Co. LLC
2.44%, 1/14/05	528,979	528,979
Hartford Life, Inc.
2.41%, 1/2/06(l)	211,586	211,586
Lehman Brothers, Inc.
2.49%, 3/31/05(l)	92,569	92,569
Monte dei Paschi
2.42%, 2/22/05	661,206	661,206
Monumental Global Funding II
1.98%, 7/1/05(l)	291,292	291,292
New York Life Insurance Co.
2.39%, 3/31/05(l) .	661,205	661,205
Nordea Bank N.Y.
2.35%, 9/6/05(l)	660,968	660,968
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	661,206	661,206
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	661,206	661,206
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06(l) .	661,206	661,206
WestLB Covered Bond Bank plc
2.35%, 2/7/05	658,627	658,627

Total Short-Term Investments of Cash Collateral for Securities Loaned		23,238,168

Time Deposit (3.3%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	11,558,898	11,558,898

Total Short-Term Debt Securities (9.9%) (Amortized Cost $35,246,686)		35,246,686

Total Investments (107.4%) (Cost/Amortized Cost $319,925,989)		382,099,174

Other Assets Less Liabilities (-7.4%)		(26,296,029)

Net Assets (100%)		$355,803,145

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$226,359,848
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	157,852,656

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$63,874,431
Aggregate gross unrealized depreciation	(3,603,593)

Net unrealized appreciation	$60,270,838

Federal income tax cost of investments	$321,828,336

At December 31, 2004, the Portfolio had loaned securities with a total value $23,256,630. This was secured by collateral of $23,687,788 which was received in cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $6,355 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $6,054,253 of which $1,406,718 expires in the year 2010, $2,398,957 expires in the year 2011, and $2,248,578 expires in the year 2012.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.0%)
Auto Components (0.2%)
Johnson Controls, Inc.	15,000	$951,600

Automobiles (0.3%)
Harley-Davidson, Inc.	17,000	1,032,750

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	17,500	1,008,525
McDonald’s Corp.	27,580	884,215
Royal Caribbean Cruises Ltd.	15,000	816,600
Wendy’s International, Inc.	35,300	1,385,878

		4,095,218

Household Durables (1.4%)
Fortune Brands, Inc.	10,400	802,672
Koninklijke (Royal) Philips Electronics N.V. (N.Y. Shares)	191,050	5,062,825

		5,865,497

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	19,880	385,274

Media (6.6%)
Clear Channel Communications, Inc.	6,800	227,732
Comcast Corp., Class A*	212,700	7,078,656
Comcast Corp., Special Class A*^	165,620	5,438,961
Reed Elsevier plc	145,420	1,341,518
Time Warner, Inc.*	206,290	4,010,278
Tribune Co.	30,850	1,300,019
Viacom, Inc., Class B	194,190	7,066,574
Walt Disney Co.	24,010	667,478
Westwood One, Inc.*	20,000	538,600

		27,669,816

Specialty Retail (3.4%)
Bed Bath & Beyond, Inc.*	23,100	920,073
Gap, Inc.	66,710	1,408,915
Home Depot, Inc.	66,400	2,837,936
Lowe’s Cos., Inc.	129,600	7,463,664
TJX Cos., Inc.	63,000	1,583,190

		14,213,778

Total Consumer Discretionary		54,213,933

Consumer Staples (9.1%)
Beverages (0.3%)
Diageo plc.	44,500	634,787
PepsiCo, Inc.	15,380	802,836

		1,437,623

Food Products (2.8%)
Archer-Daniels-Midland Co.	295,400	6,590,374
Dean Foods Co.*^	2,100	69,195
H.J. Heinz Co.	28,440	1,108,876
Kellogg Co.	46,240	2,065,078
Nestle S.A. (Registered)	2,631	688,350
Sara Lee Corp.	51,340	1,239,347

		11,761,220

Household Products (1.2%)
Kimberly-Clark Corp.	28,430	1,870,978
Procter & Gamble Co.	55,000	3,029,400

		4,900,378

Personal Products (0.6%)
Avon Products, Inc.	61,880	2,394,756

Tobacco (4.2%)
Altria Group, Inc.	275,840	16,853,824
Loews Corp.- Carolina Group	21,400	619,530

		17,473,354

Total Consumer Staples		37,967,331

Energy (11.8%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	41,000	1,749,470
GlobalSantaFe Corp.	9,890	327,458
Halliburton Co.	25,000	981,000
Nabors Industries Ltd.*	37,000	1,897,730
Noble Corp.*	26,900	1,338,006
Schlumberger Ltd.	15,140	1,013,623

		7,307,287

Oil & Gas (10.0%)
BP plc (ADR)	81,100	4,736,240
ChevronTexaco Corp.	14,000	735,140
ConocoPhillips	158,639	13,774,624
Devon Energy Corp.	15,830	616,104
EOG Resources, Inc.	9,690	691,478
Exxon Mobil Corp.	88,310	4,526,771
Marathon Oil Corp.	175,041	6,583,292
Noble Energy, Inc.^	47,200	2,910,352
Occidental Petroleum Corp.	62,150	3,627,074
Total S.A. (ADR)^	14,910	1,637,714
Unocal Corp.	44,670	1,931,531

		41,770,320

Total Energy		49,077,607

Financials (25.5%)
Capital Markets (4.3%)
Franklin Resources, Inc.	13,360	930,524
Goldman Sachs Group, Inc.	95,740	9,960,790
Lehman Brothers Holdings, Inc.	18,010	1,575,515
Mellon Financial Corp.	47,280	1,470,881
Merrill Lynch & Co., Inc.	43,020	2,571,305
Morgan Stanley	30,000	1,665,600

		18,174,615

Commercial Banks (5.6%)
Bank of America Corp.	340,604	16,004,982
North Fork Bancorp, Inc.	47,000	1,355,950
PNC Financial Services Group, Inc.	29,600	1,700,224
SunTrust Banks, Inc.	42,610	3,148,027
Wells Fargo & Co.	16,210	1,007,451

		23,216,634

Consumer Finance (0.7%)
American Express Co.	30,110	1,697,301
MBNA Corp.	46,470	1,309,989

		3,007,290

Diversified Financial Services (7.0%)
Citigroup, Inc.	341,100	16,434,198
JPMorgan Chase & Co.	325,116	12,682,775

		29,116,973

Insurance (6.4%)
ACE Ltd.	94,000	4,018,500
Aflac, Inc.	18,450	735,048
Allstate Corp.	59,970	3,101,649
American International Group, Inc.	73,500	4,826,745
Axis Capital Holdings Ltd.^	56,000	1,532,160
Chubb Corp.	8,530	655,957
Hartford Financial Services Group, Inc.	17,420	1,207,380
Metlife, Inc.	93,330	3,780,798
St. Paul Travelers Cos., Inc.	183,449	6,800,454

		26,658,691

Thrifts & Mortgage Finance (1.5%)
Fannie Mae	74,860	5,330,781
Freddie Mac	11,610	855,657

		6,186,438

Total Financials		106,360,641

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Health Care (8.1%)
Health Care Equipment & Supplies (1.1%)
Baxter International, Inc.	19,640	$678,366
Boston Scientific Corp.*	103,500	3,679,425

		4,357,791

Health Care Providers & Services (2.3%)
Caremark Rx, Inc.*	65,000	2,562,950
HCA, Inc.^	15,700	627,372
Health Management Associates, Inc., Class A	40,000	908,800
UnitedHealth Group, Inc.	15,700	1,382,071
WellPoint, Inc.*	36,700	4,220,500

		9,701,693

Pharmaceuticals (4.7%)
Abbott Laboratories	36,980	1,725,117
Eli Lilly & Co.	5,700	323,475
Forest Laboratories, Inc.*	23,200	1,040,752
Johnson & Johnson	40,440	2,564,705
Merck & Co., Inc.	65,820	2,115,455
Novartis AG (Registered)	12,900	650,048
Pfizer, Inc.	72,090	1,938,500
Roche Holding AG	7,750	892,160
Sanofi-Aventis (ADR)^	170,534	6,829,887
Wyeth	33,760	1,437,838

		19,517,937

Total Health Care		33,577,421

Industrials (12.1%)
Aerospace & Defense (1.7%)
Lockheed Martin Corp.	39,310	2,183,671
Northrop Grumman Corp.	47,240	2,567,966
United Technologies Corp.	21,460	2,217,891

		6,969,528

Air Freight & Logistics (0.0%)
CNF, Inc.	1,480	74,148

Building Products (0.5%)
American Standard Cos., Inc.*^	23,300	962,756
Masco Corp.	29,400	1,073,982

		2,036,738

Commercial Services & Supplies (2.9%)
Cendant Corp.	348,300	8,143,254
R.R. Donnelley & Sons Co.	107,750	3,802,497

		11,945,751

Electrical Equipment (0.7%)
Cooper Industries Ltd., Class A	12,940	878,497
Emerson Electric Co.	31,540	2,210,954

		3,089,451

Industrial Conglomerates (2.9%)
3M Co	18,400	1,510,088
General Electric Co.	140,000	5,110,000
Tyco International Ltd.	158,200	5,654,068

		12,274,156

Machinery (2.2%)
Deere & Co.	99,840	7,428,096
Illinois Tool Works, Inc.	3,700	342,916
Ingersoll-Rand Co., Class A	10,000	803,000
Sandvik AB	10,170	410,142

		8,984,154

Road & Rail (1.2%)
Burlington Northern Santa Fe Corp.	38,080	1,801,565
CSX Corp.	25,300	1,014,024
Union Pacific Corp.	30,060	2,021,535

		4,837,124

Trading Companies & Distributors (0.0%)
Finning International, Inc.	5,100	148,937

Total Industrials		50,359,987

Information Technology (5.4%)
Communications Equipment (0.1%)
Motorola, Inc.	38,250	657,900

Computers & Peripherals (0.4%)
EMC Corp.*	24,000	356,880
Hewlett-Packard Co.	55,840	1,170,965
International Business Machines Corp.	2,740	270,109

		1,797,954

IT Services (0.7%)
Accenture Ltd., Class A*	50,660	1,367,820
Fiserv, Inc.*^	35,710	1,435,185

		2,803,005

Semiconductors & Semiconductor Equipment (0.8%)
Applied Materials, Inc.*	16,400	280,440
Freescale Semiconductor, Inc., Class B*^	159,636	2,930,917

		3,211,357

Software (3.4%)
Microsoft Corp.	532,050	14,211,055

Total Information Technology		22,681,271

Materials (6.1%)
Chemicals (3.0%)
Air Products & Chemicals, Inc.	63,900	3,704,283
Dow Chemical Co.	28,610	1,416,481
DuPont (E.I.) de Nemours & Co.	37,010	1,815,341
Monsanto Co.	25,700	1,427,635
Nalco Holding Co.*	12,570	245,366
PPG Industries, Inc.	33,540	2,286,086
Praxair, Inc.	6,010	265,342
Syngenta AG*	11,160	1,185,584

		12,346,118

Containers & Packaging (0.1%)
Smurfit-Stone Container Corp.*	29,250	546,390

Metals & Mining (1.6%)
Alcoa, Inc.	25,900	813,778
Freeport-McMoRan Copper & Gold, Inc., Class B^	150,250	5,744,057

		6,557,835

Paper & Forest Products (1.4%)
Bowater, Inc.	11,500	505,655
International Paper Co.	125,450	5,268,900

		5,774,555

Total Materials		25,224,898

Telecommunication Services (2.4%)
Diversified Telecommunication Services (2.0%)
BellSouth Corp.	25,000	694,750
SBC Communications, Inc.	28,000	721,560
Sprint Corp.^	121,330	3,015,050
Verizon Communications, Inc.^	90,260	3,656,433

		8,087,793

Wireless Telecommunication Services (0.4%)
Vodafone Group plc	677,850	1,838,235

Total Telecommunication Services		9,926,028

Utilities (3.7%)
Electric Utilities (2.9%)
Cinergy Corp.^	15,960	664,415
Entergy Corp.	123,600	8,354,124
Exelon Corp.	9,300	409,851

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
FirstEnergy Corp.	6,020	$237,850
FPL Group, Inc.	4,200	313,950
PPL Corp.	22,420	1,194,537
TXU Corp.	13,550	874,788

		12,049,515

Gas Utilities (0.1%)
KeySpan Corp.^	6,460	254,847

Multi-Utilities & Unregulated Power (0.7%)
Dominion Resources, Inc.	31,660	2,144,649
Energy East Corp.^	20,690	552,009
Public Service Enterprise Group, Inc.	5,300	274,381

		2,971,039

Total Utilities		15,275,401

Total Common Stocks (97.2%) (Cost $352,116,075)		404,664,518

	Principal Amount
SHORT-TERM DEBT SECURITIES:

Government Security (0.9%)
Federal National Mortgage Association
1.25%, 1/3/05 (o)	$3,801,000	3,800,603

	Number of Shares
Short-Term Fund of Cash Collateral for Securities Loaned (0.1%)
JPMorgan Securities Lending Collateral Investment Fund	341,172	341,172

	Principal Amount
Short-Term Investments of Cash Collateral for Securities Loaned (4.2%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$501,724	501,724
Capital One Corp.,
Series 02-A2 A2 2.40%, 9/15/05 (l)	401,968	401,968
Citigroup Global Markets, Inc.
2.38%, 1/7/05 (l)	501,724	501,724
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	963,308	963,308
Fortis Bank
2.39%, 2/16/05	501,723	501,723
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	10,399,556	10,399,556
Halogen Funding Co. LLC
2.44%, 1/14/05	401,390	401,390
Hartford Life, Inc.
2.41%, 1/2/06 (l)	160,552	160,552
Lehman Brothers, Inc.
2.49%, 3/31/05 (l)	70,241	70,241
Monte dei Paschi
2.42%, 2/22/05	501,724	501,724
Monumental Global Funding II
1.98%, 7/1/05 (l)	221,033	221,033
New York Life Insurance Co.
2.39%, 3/31/05 (l)	501,723	501,723
Nordea Bank N.Y.
2.35%, 9/6/05 (l)	501,543	501,543
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	501,724	501,724
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	501,724	501,724
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06 (l)	501,724	501,724
WestLB Covered Bond Bank plc
2.35%, 2/7/05	499,767	499,767

Short-Term Investments of Cash Collateral for Securities Loaned		17,633,148

Time Deposit (1.9%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	7,845,864	7,845,864

Total Short-Term Debt Securities (7.1%) (Amortized Cost $29,620,787)		29,620,787

Total Investments (104.3%) (Cost/Amortized Cost $381,736,862)		434,285,305
Other Assets Less Liabilities (-4.3%)		(17,901,555)

Net Assets (100%)		$416,383,750

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$420,482,129
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	314,868,964

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$52,864,347
Aggregate gross unrealized depreciation	(2,210,828)

Net unrealized appreciation	$50,653,519

Federal income tax cost of investments	$383,631,786

At December 31, 2004, the Portfolio had loaned securities with a total value $17,661,712. This was secured by collateral of $17,974,320 which was received in cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $14,991 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.1%)
Auto Components (1.4%)
Autoliv, Inc.	15,000	$724,500
BorgWarner, Inc.^	195,800	10,606,486
Gentex Corp.^	12,300	455,346

		11,786,332

Automobiles (0.2%)
Winnebago Industries, Inc.^	41,700	1,628,802

Hotels, Restaurants & Leisure (3.2%)
BJ’s Restaurants, Inc.*^	47,500	665,000
Four Seasons Hotels, Inc.	36,600	2,993,514
La Quinta Corp.*	140,100	1,273,509
Marriott International, Inc., Class A	67,000	4,219,660
Panera Bread Co., Class A*^	39,100	1,576,512
Penn National Gaming, Inc.*	61,200	3,705,660
Red Robin Gourmet Burgers*	13,500	721,845
Royal Caribbean Cruises Ltd.^	135,100	7,354,844
Station Casinos, Inc.	86,600	4,735,288

		27,245,832

Household Durables (1.3%)
Garmin Ltd.^	80,400	4,891,536
Harman International Industries, Inc.	20,400	2,590,800
NVR, Inc.*	810	623,214
Tempur-Pedic International, Inc.*^	137,100	2,906,520

		11,012,070

Internet & Catalog Retail (0.1%)
J. Jill Group, Inc.*^	61,400	914,246

Leisure Equipment & Products (0.6%)
Brunswick Corp.	111,000	5,494,500

Media (2.9%)
Citadel Broadcasting Corp.*^	72,900	1,179,522
Cumulus Media, Inc., Class A*	62,200	937,976
Dow Jones & Co., Inc.	5,600	241,136
DreamWorks Animation SKG, Inc., Class A*	1,600	60,016
Entercom Communications Corp.*	2,100	75,369
Entravision Communications Corp.*	152,500	1,273,375
Getty Images, Inc.*^	137,000	9,432,450
Radio One, Inc., Class D*^	267,900	4,318,548
Scholastic Corp.*	22,800	842,688
UnitedGlobalCom, Inc., Class A*	457,200	4,416,552
XM Satellite Radio Holdings, Inc., Class A*^	58,000	2,181,960

		24,959,592

Multiline Retail (0.9%)
Dollar General Corp.	18,200	378,014
Dollar Tree Stores, Inc.*	18,500	530,580
Fred’s, Inc.^	62,800	1,092,720
Tuesday Morning Corp.*	181,400	5,556,282

		7,557,596

Specialty Retail (2.9%)
Advance Auto Parts, Inc.*	12,900	563,472
Chico’s FAS, Inc.*	10,000	455,300
Cost Plus, Inc.*^	55,200	1,773,576
Dick’s Sporting Goods, Inc.*^	116,170	4,083,376
Finish Line, Inc., Class A^	37,300	682,590
Gymboree Corp.*^	13,000	166,660
HOT Topic, Inc.*^	79,700	1,370,043
Petco Animal Supplies, Inc.*	135,200	5,337,696
Regis Corp	30,400	1,402,960
Ross Stores, Inc	13,600	392,632
Tiffany & Co.	6,700	214,199
Too, Inc.*	133,100	3,255,626
Tractor Supply Co.*^	47,000	1,748,870
Weight Watchers International, Inc.*	10,000	410,700
Williams-Sonoma, Inc.*	97,300	3,409,392

		25,267,092

Textiles, Apparel & Luxury Goods (0.6%)
Columbia Sportswear Co.*^	50,200	2,992,422
Fossil, Inc.*	101,400	2,599,896

		5,592,318

Total Consumer Discretionary		121,458,380

Consumer Staples (0.3%)
Food & Staples Retailing (0.1%)
Performance Food Group Co.*^	15,200	409,032

Food Products (0.2%)
Bunge Ltd.	25,400	1,448,054
Dean Foods Co.*	12,700	418,465

		1,866,519

Personal Products (0.0%)
NBTY, Inc.*	9,700	232,897

Total Consumer Staples		2,508,448

Energy (6.6%)
Energy Equipment & Services (4.8%)
Cal Dive International, Inc.*^	96,900	3,948,675
Cooper Cameron Corp.*	41,800	2,249,258
ENSCO International, Inc.	126,300	4,008,762
FMC Technologies, Inc.*	76,800	2,472,960
GlobalSantaFe Corp.	118,700	3,930,157
Grant Prideco, Inc.*	223,900	4,489,195
National-Oilwell, Inc.*^	169,300	5,974,597
Patterson-UTI Energy, Inc.	399,600	7,772,220
Rowan Cos., Inc.*	22,600	585,340
Superior Energy Services, Inc.*	98,600	1,519,426
Transocean, Inc.*	88,000	3,730,320
Varco International, Inc.*	20,500	597,575

		41,278,485

Oil & Gas (1.8%)
Bill Barrett Corp.*^	60,600	1,938,594
Chesapeake Energy Corp.^	37,100	612,150
Denbury Resources, Inc.*	36,500	1,001,925
Newfield Exploration Co.*	82,200	4,853,910
Noble Energy, Inc.	46,700	2,879,522
Spinnaker Exploration Co.*^	123,800	4,341,666

		15,627,767

Total Energy		56,906,252

Financials (7.6%)
Capital Markets (1.5%)
Affiliated Managers Group, Inc.*^	30,200	2,045,748
Ameritrade Holding Corp.*	54,700	777,834
BlackRock, Inc., Class A^	62,100	4,797,846
Federated Investors, Inc., Class B	23,600	717,440
Investors Financial Services Corp.^	68,300	3,413,634
National Financial Partners Corp.	35,600	1,381,280

		13,133,782

Commercial Banks (2.5%)
Cathay General Bancorp	44,700	1,676,250
City National Corp.	11,000	777,150
Commerce Bancorp, Inc.^	9,800	631,120
Cullen/Frost Bankers, Inc.	12,700	617,220
East-West Bancorp, Inc.	42,900	1,800,084
First State Bancorp.	35,423	1,302,150
Fulton Financial Corp.^	6,100	142,191
Greater Bay Bancorp^	70,300	1,959,964

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Southwest Bancorporation of Texas, Inc.^	172,200	$4,010,538
SunTrust Banks, Inc.	483	35,696
TCF Financial Corp.	107,800	3,464,692
UCBH Holdings, Inc.^	81,200	3,720,584
Umpqua Holdings Corp.	65,200	1,643,692
Westamerica Bancorp.	400	23,324

		21,804,655

Consumer Finance (0.0%)
Providian Financial Corp.*	29,400	484,218

Diversified Financial Services (2.1%)
Advance America Cash Advance Centers, Inc.*^	64,240	1,471,096
Archipelago Holdings, Inc.*	72,400	1,518,952
CapitalSource, Inc.*^	183,900	4,720,713
Chicago Mercantile Exchange	1,560	356,772
CIT Group, Inc.	109,000	4,994,380
Financial Federal Corp.*^	53,900	2,112,880
Moody’s Corp.	7,400	642,690
Primus Guaranty Ltd.*^	160,100	2,624,039

		18,441,522

Insurance (0.3%)
EMC Insurance Group, Inc.	34,900	755,236
IPC Holdings Ltd.	36,200	1,575,062
White Mountains Insurance Group Ltd.	100	64,600

		2,394,898

Mutual Funds (0.1%)
Ares Capital Corp.*	24,600	477,978

Real Estate (0.8%)
CB Richard Ellis Services, Inc., Class A*	111,250	3,732,437
Jones Lang LaSalle, Inc.*	78,700	2,944,167
Meristar Hospitality Corp. (REIT)*	8,400	70,140

		6,746,744

Thrifts & Mortgage Finance (0.3%)
Farmer Mac, Class C	47,100	1,097,430
First Niagara Financial Group, Inc.^	11,800	164,610
Franklin Bank Corp.*^	28,300	516,475
Gibraltar Industries, Inc.	36,400	859,768

		2,638,283

Total Financials		66,122,080

Health Care (17.3%)
Biotechnology (3.8%)
Amylin Pharmaceuticals, Inc.*^	5,200	121,472
Celgene Corp.*^	13,400	355,502
Digene Corp.*^	39,600	1,035,540
Exelixis, Inc.*^	6,200	58,900
Eyetech Pharmaceuticals, Inc.*	18,400	837,200
Gen-Probe, Inc.*	63,185	2,856,594
InterMune, Inc.*^	58,800	779,688
Invitrogen Corp.*^	5,300	355,789
Martek Biosciences Corp.*^	70,400	3,604,480
Millennium Pharmaceuticals, Inc.*	32,400	392,688
NPS Pharmaceuticals, Inc.*^	34,500	630,660
OraSure Technologies, Inc.*^	204,100	1,371,552
Pharmion Corp.*^ .	87,000	3,672,270
Protein Design Labs, Inc.*^	368,900	7,621,474
Serologicals Corp.*^	57,500	1,271,900
Techne Corp.*	74,300	2,890,270
Telik, Inc.*^	90,300	1,728,342
Trimeris, Inc.*^	102,900	1,458,093
Vicuron Pharmaceuticals, Inc.*	85,300	1,485,073

		32,527,487

Health Care Equipment & Supplies (7.1%)
Advanced Neuromodulation Systems, Inc.*^	2,000	78,920
American Medical Systems Holdings, Inc.*^	84,900	3,549,669
Bard (C.R.), Inc.	9,640	616,767
Beckman Coulter, Inc.	600	40,194
Cooper Cos., Inc.^	112,350	7,930,787
CTI Molecular Imaging, Inc.*^	59,900	849,981
Cytyc Corp.*	211,800	5,839,326
Dentsply International, Inc.	8,100	455,220
Fisher Scientific International, Inc.*	11,800	736,084
Inamed Corp.*	130,034	8,224,650
Kinetic Concepts, Inc.*	130,750	9,976,225
Merit Medical Systems, Inc.*	88,067	1,345,664
Millipore Corp.*	68,200	3,397,042
Molecular Devices Corp.*	28,100	564,810
Stereotaxis, Inc.*	11,300	111,079
Steris Corp.*	87,500	2,075,500
Symmetry Medical, Inc.*	16,400	345,220
Thermo Electron Corp.*	205,100	6,191,969
Varian Medical Systems, Inc.*	129,100	5,582,284
Varian, Inc.*	46,100	1,890,561
Waters Corp.* .	16,300	762,677
Wilson Greatbatch Technologies, Inc.*	55,300	1,239,826

		61,804,455

Health Care Providers & Services (3.9%)
Andrx Corp.*	18,500	403,855
Caremark Rx, Inc.*	125,000	4,928,750
Centene Corp.*	22,800	646,380
Coventry Health Care, Inc.*	12,800	679,424
Health Net, Inc.*	22,900	661,123
IDX Systems Corp.*^	29,500	1,016,570
LabOne, Inc.*^	147,800	4,735,512
Molina Healthcare, Inc.*^	29,100	1,349,658
PacifiCare Health Systems, Inc.*	1,900	107,388
Parexel International Corp.*^	69,100	1,402,730
Pharmaceutical Product Development, Inc.*	56,400	2,328,756
Psychiatric Solutions, Inc.*	16,300	595,928
Quest Diagnostics, Inc .	26,800	2,560,740
RehabCare Group, Inc.*	56,200	1,573,038
Select Medical Corp.	66,400	1,168,640
Sierra Health Services, Inc.*^	47,100	2,595,681
Symbion, Inc.*^	33,900	748,512
United Surgical Partners International, Inc.*^	43,000	1,793,100
VCA Antech, Inc.*	226,900	4,447,240

		33,743,025

Pharmaceuticals (2.5%)
Angiotech Pharmaceuticals, Inc.*^	240,600	4,439,070
Impax Laboratories, Inc.*^	92,300	1,465,724
IVAX Corp.*	19,025	300,975
Medicines Co.*	58,500	1,684,800
Medicis Pharmaceutical Corp., Class A	117,300	4,118,403
MGI Pharma, Inc.*	241,900	6,775,619
Salix Pharmaceuticals Ltd.*^	69,900	1,229,541
Sepracor, Inc.*	2,500	148,425
Taro Pharmaceuticals Industries Ltd.*^	39,720	1,351,672
Watson Pharmaceuticals, Inc.*	15,200	498,712

		22,012,941

Total Health Care		150,087,908

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Industrials (16.0%)
Aerospace & Defense (2.4%)
Empresa Brasileira de Aeronautica S.A. (ADR)	22,200	$742,368
Hexcel Corp.*	188,700	2,736,150
L-3 Communications Holdings, Inc.	53,800	3,940,312
Precision Castparts Corp.	95,700	6,285,576
Rockwell Collins, Inc.	126,100	4,973,384
United Defense Industries, Inc.*	49,600	2,343,600

		21,021,390

Air Freight & Logistics (1.2%)
C.H. Robinson Worldwide, Inc.	14,600	810,592
Expeditors International of Washington, Inc.	104,300	5,828,284
Forward Air Corp.*	82,700	3,696,690

		10,335,566

Airlines (0.6%)
Southwest Airlines Co.	313,700	5,107,036

Commercial Services & Supplies (5.7%)
Apollo Group, Inc., Class A*	7,202	581,273
CDI Corp.	65,500	1,400,390
Corporate Executive Board Co.^	47,800	3,199,732
Education Management Corp.*	204,900	6,763,749
Jackson Hewitt Tax Service, Inc.	78,700	1,987,175
LEGG Corp.*^	53,700	1,001,505
Manpower, Inc.	213,500	10,312,050
Monster Worldwide, Inc.*^	158,100	5,318,484
NCO Group, Inc.*	75,500	1,951,675
PRG-Schultz International, Inc.*^	215,700	1,084,971
Resources Connection, Inc.*^	27,500	1,493,525
Robert Half International, Inc.	11,100	326,673
Stericycle, Inc.*	150,500	6,915,475
Strayer Education, Inc.^	56,150	6,164,709
Waste Connections, Inc.*^	21,400	732,950

		49,234,336

Construction & Engineering (0.6%)
Dycom Industries, Inc.*	168,400	5,139,568

Electrical Equipment (1.2%)
Ametek, Inc.	38,200	1,362,594
C&D Technology, Inc.^	31,400	535,056
Rockwell Automation, Inc.	133,900	6,634,745
Roper Industries, Inc.	24,500	1,488,865

		10,021,260

Machinery (2.1%)
Briggs & Stratton Corp.	26,000	1,081,080
Cummins, Inc.	32,300	2,706,417
CUNO, Inc.*	24,500	1,455,300
Flowserve Corp.*	108,200	2,979,828
Idex Corp.	105,350	4,266,675
Manitowoc Co., Inc.	32,300	1,216,095
Oshkosh Truck Corp.	33,700	2,304,406
Pall Corp.	35,700	1,033,515
Reliance Steel & Aluminum Co.	34,000	1,324,640
Wabash National Corp.*	5,300	142,729

		18,510,685

Road & Rail (1.0%)
Hunt (J.B.) Transport Services, Inc.	7,400	331,890
Knight Transportation, Inc.^	78,500	1,946,800
Landstar System, Inc.*	40,800	3,004,512
Werner Enterprises, Inc.	154,275	3,492,786

		8,775,988

Trading Companies & Distributors (1.2%)
Fastenal Co.^	44,400	2,733,264
Hughes Supply, Inc.	117,100	3,788,185
MSC Industrial Direct Co.	94,300	3,392,914

		9,914,363

Total Industrials		138,060,192

Information Technology (29.9%)
Communications Equipment (2.8%)
Avaya, Inc.*	39,400	677,680
Avocent Corp.*	202,100	8,189,092
Comverse Technology, Inc.*	250,000	6,112,500
F5 Networks, Inc.*^	37,600	1,831,872
Polycom, Inc.*	218,708	5,100,271
Research In Motion Ltd.*	6,300	519,246
ViaSat, Inc.*	90,500	2,196,435

		24,627,096

Computers & Peripherals (1.4%)
Adaptec, Inc.*^	136,200	1,033,758
LaserCard Corp.*^	30,500	319,945
Network Appliance, Inc.*	140,300	4,660,766
QLogic Corp.*	163,300	5,998,009

		12,012,478

Electronic Equipment & Instruments (6.4%)
Amphenol Corp., Class A*	116,510	4,280,577
CDW Corp.	80,500	5,341,175
Coherent, Inc.*^	55,300	1,683,332
Electro Scientific Industries, Inc.*^	118,600	2,343,536
Flir Systems, Inc.*^.	121,550	7,753,675
Jabil Circuit, Inc.*	239,750	6,132,805
Mettler-Toledo International, Inc.*	55,500	2,847,705
National Instruments Corp.^	242,500	6,608,125
Photon Dynamics, Inc.*^	36,000	874,080
Scansource, Inc.*^	84,400	5,246,304
Tektronix, Inc.	324,500	9,803,145
Trimble Navigation Ltd.*^	77,150	2,549,036

		55,463,495

Internet Software & Services (1.4%)
aQuantive, Inc.*^	40,100	358,494
Ask Jeeves, Inc.*^	57,300	1,532,775
CNET Networks, Inc.*	17,700	198,771
Entrust, Inc.*^	237,400	899,746
InfoSpace, Inc.*^	3,400	161,670
Opsware, Inc.*	57,400	421,316
ValueClick, Inc.*	53,300	710,489
VeriSign, Inc.*	230,600	7,729,712

		12,012,973

IT Services (5.4%)
Affiliated Computer Services, Inc., Class A*	74,900	4,508,231
Alliance Data Systems Corp.*	98,900	4,695,772
Anteon International Corp.*	94,500	3,955,770
BearingPoint, Inc.*	185,100	1,486,353
CACI International, Inc., Class A*	50,900	3,467,817
Cognizant Technology Solutions Corp., Class A*	273,100	11,560,323
Global Payments, Inc.^	150,900	8,833,686
Hewitt Associates, Inc., Class A*	14,800	473,748
Iron Mountain, Inc.*	101,450	3,093,210
MAXIMUS, Inc.*^	34,000	1,058,080
RightNow Technologies, Inc.*	8,000	129,200
Sapient Corp.*	437,700	3,462,207

		46,724,397

Semiconductors & Semiconductor Equipment (5.2%)
Actel Corp.*	108,300	1,899,582
Altera Corp.*	22,200	459,540
AMIS Holdings, Inc.*	125,600	2,074,912
Cabot Microelectronics Corp.*^	55,100	2,206,755
Exar Corp.*^	257,600	3,655,344

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Formfactor, Inc.*^	157,900	$4,285,406
Integrated Circuit Systems, Inc.*	108,900	2,278,188
International Rectifier Corp.*	104,072	4,638,489
Intersil Corp., Class A	25,400	425,196
Lam Research Corp.*	131,250	3,794,437
Linear Technology Corp.	21,300	825,588
Microchip Technology, Inc.	11,500	306,590
Microtune, Inc.*^	188,800	1,153,568
NVIDIA Corp.*	180,000	4,240,800
Semtech Corp.*^	306,500	6,703,155
Silicon Image, Inc.*^	103,800	1,708,548
Silicon Laboratories, Inc.*	37,500	1,324,125
Varian Semiconductor Equipment Associates, Inc.*	57,600	2,122,560
Zilog, Inc.* .	73,700	589,600

		44,692,383

Software (7.3%)
Activision, Inc.*	166,850	3,367,033
Adobe Systems, Inc.	78,400	4,918,816
Altiris, Inc.*^	24,100	853,863
Borland Software Corp.*	95,300	1,113,104
Catapult Communications Corp.*	57,200	1,381,952
Cogent, Inc.*^	31,800	1,049,400
Cognos, Inc.*	104,000	4,582,240
Fair Isaac Corp.	22,000	806,960
Filenet Corp.*^	80,800	2,081,408
Hyperion Solutions Corp.*	46,200	2,153,844
Jack Henry & Associates, Inc	61,100	1,216,501
Kronos, Inc.*^	57,000	2,914,410
Lawson Software, Inc.*^	191,100	1,312,857
Macromedia, Inc.*	420,200	13,076,624
Mercury Interactive Corp.*	11,800	537,490
NAVTEQ Corp.*	115,350	5,347,626
NetIQ Corp.* .	121,800	1,487,178
Quest Software, Inc.*	367,600	5,863,220
Red Hat, Inc.*^	11,100	148,185
RSA Security, Inc.*^	88,500	1,775,310
Salesforce.com, Inc.*^	1,600	27,104
THQ, Inc.*^	24,900	571,206
TIBCO Software, Inc.*	371,800	4,959,812
Verity, Inc.*	91,300	1,197,856

		62,743,999

Total Information Technology		258,276,821

Materials (3.3%)
Chemicals (2.3%)
Cabot Corp.	99,283	3,840,267
FMC Corp.*	59,800	2,888,340
Georgia Gulf Corp.	37,100	1,847,580
Headwaters, Inc.*^	51,900	1,479,150
Lyondell Chemical Co.	25,400	734,568
Minerals Technologies, Inc.	42,400	2,828,080
Nova Chemicals Corp.	13,200	624,360
Potash Corp. of Saskatchewan, Inc.	43,400	3,604,804
Valspar Corp.	700	35,007
Westlake Chemical Corp.	48,500	1,619,900

		19,502,056

Metals & Mining (1.0%)
Allegheny Technologies, Inc.	136,920	2,967,056
GrafTech International Ltd.*^	134,800	1,275,208
Meridian Gold, Inc.*^	29,800	565,306
Peabody Energy Corp.	52,000	4,207,320

		9,014,890

Total Materials		28,516,946

Telecommunication Services (2.9%)
Diversified Telecommunication Services (0.1%)
Essex Corp.*^	28,200	571,050

Wireless Telecommunication Services (2.8%)
InPhonic, Inc.*^	70,400	1,934,592
Jamdat Mobile, Inc.*^	35,000	722,750
Nextel Partners, Inc., Class A*^	693,800	13,556,852
NII Holdings, Inc.*^	173,620	8,238,269

		24,452,463

Total Telecommunication Services		25,023,513

Total Common Stocks (98.0%) (Cost $699,053,909)		846,960,540

SHORT-TERM DEBT SECURITIES:
Short-Term Fund of Cash Collateral for Securities Loaned (0.4%)
JPMorgan Securities Lending Collateral Investment Fund	3,015,209	3,015,209

	Principal Amount
Short-Term Investments of Cash Collateral for Securities Loaned (18.0%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$4,434,130	4,434,130
Capital One Corp.,
Series 02-A2 A2 2.40%, 9/15/05 (l)	3,552,511	3,552,511
Citigroup Global Markets, Inc.
2.38%, 1/7/05 (l)	4,434,130	4,434,130
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	8,513,530	8,513,530
Fortis Bank
2.39%, 2/16/05	4,434,130	4,434,130
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	91,909,164	91,909,164
Halogen Funding Co. LLC
2.44%, 1/14/05	3,547,402	3,547,402
Hartford Life, Inc.
2.41%, 1/2/06 (l)	1,418,922	1,418,922
Lehman Brothers, Inc.
2.49%, 3/31/05 (l)	620,778	620,778
Monte dei Paschi
2.42%, 2/22/05	4,434,130	4,434,130
Monumental Global Funding II
1.98%, 7/1/05 (l)	1,953,441	1,953,441
New York Life Insurance Co.
2.39%, 3/31/05 (l)	4,434,130	4,434,130
Nordea Bank N.Y.
2.35%, 9/6/05 (l)	4,432,537	4,432,537
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	4,434,130	4,434,130
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	4,434,130	4,434,130
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06 (l)	4,434,130	4,434,130
WestLB Covered Bond Bank plc
2.35%, 2/7/05	4,416,837	4,416,837

Total Short-Term Investments of Cash Collateral for Securities Loaned		155,838,162

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Principal Amount	Value (Note 1)
Time Deposit (2.7%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	$23,747,264	$23,747,264

Total Short-Term Debt Securities (21.1%) (Amortized Cost $182,600,635)		182,600,635

Total Investments (119.1%) (Cost/Amortized Cost $881,654,544)		1,029,561,175
Other Assets Less Liabilities (-19.1%)		(164,848,950)

Net Assets (100%)		$864,712,225

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$707,699,980
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	509,268,151

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$156,708,689
Aggregate gross unrealized depreciation	(11,991,361)

Net unrealized appreciation	$144,717,328

Federal income tax cost of investments	$884,843,847

At December 31, 2004, the Portfolio had loaned securities with a total value $155,477,189. This was secured by collateral of $158,853,371 which was received in cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $16,692 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (18.4%)
Auto Components (1.9%)
American Axle & Manufacturing Holdings, Inc.	52,800	$1,618,848
Autoliv, Inc.	83,900	4,052,370
Bandag, Inc.	3,400	169,354
BorgWarner, Inc.	78,500	4,252,345
Compagnie Generale des Establishments Michelin, Class B (Registered)	129,200	8,287,277
Cooper Tire & Rubber Co.	194,000	4,180,700
Dura Automotive Systems, Inc., Series A*^	8,400	90,972
Federal Screw Works.	375	12,112
R&B, Inc.*	2,700	67,473
Standard Motor Products, Inc.	16,100	254,380
Stoneridge, Inc.*^	9,600	145,248
TRW Automotive Holdings Corp.*	131,000	2,711,700

		25,842,779

Automobiles (0.0%)
Coachmen Industries, Inc.^	8,800	152,768

Commercial Services & Supplies (0.0%)
Innotrac Corp.*	200	1,702

Distributors (0.1%)
Andersons, Inc.	4,998	127,449
Coast Distribution System*	5,100	37,485
Handleman Co.^	14,600	313,608
Noland Co.^	400	18,400
Source Interlink Cos., Inc.*	19,957	265,029

		761,971

Hotels, Restaurants & Leisure (2.6%)
Ambassadors Group, Inc.	7,092	252,546
Ark Restaurants Corp.	400	15,680
Aztar Corp.*.	37,300	1,302,516
Bally Total Fitness Holding Corp.*^ .	391,800	1,661,232
Bob Evans Farms, Inc.	3,877	101,345
CBRL Group, Inc.	205,490	8,599,757
Checkers Drive-In Restaurant, Inc.* .	9,900	132,660
Choice Hotels International, Inc.	6,100	353,800
Darden Restaurants, Inc.	363,500	10,083,490
Dave and Busters, Inc.*^	20,200	408,040
Dover Motorsports, Inc.	5,300	30,369
Famous Dave’s of America, Inc.*^	19,100	242,780
Frisch’s Restaurants, Inc.	2,200	52,426
Interstate Hotels & Resorts, Inc.*	15,700	84,152
J Alexander’s Corp.*	3,550	26,270
Landry’s Restaurants, Inc.^	43,200	1,255,392
Lone Star Steakhouse & Saloon, Inc.	29,500	826,000
Luby’s, Inc.*	14,900	111,750
Marcus Corp.^	8,800	221,232
Nathan’s Famous, Inc.*	4,000	30,840
Navigant International, Inc.*^	19,000	231,230
Rubio’s Restaurants, Inc.*	400	4,852
Ruby Tuesday, Inc.^	140,100	3,653,808
Ryan’s Restaurant Group, Inc.*	600	9,252
Sands Regent*	400	5,198
Station Casinos, Inc.	71,100	3,887,748
Vail Resorts, Inc.*^	36,400	816,088
Westcoast Hospitality Corp.*	2,700	16,470

		34,416,923

Household Durables (2.1%)
Acme United Corp.	500	7,850
American Biltrite, Inc.*	2,000	22,800
American Greetings Corp., Class A^	95,600	2,423,460
Basset Furniture Industries, Inc.^	18,600	365,025
Beazer Homes USA, Inc.^	9,000	1,315,890
Blount International, Inc.*	12,300	214,266
Boston Acoustics, Inc.	1,900	26,315
Brookfield Homes Corp.^	10,900	369,510
Champion Enterprises, Inc.*^	13,100	154,842
Chromcraft Revington, Inc.*	11,500	141,450
Cobra Electronics Corp.*	4,300	34,873
CSS Industries, Inc.	8,900	282,664
Decorator Industries, Inc.	2,100	16,905
Department 56, Inc.*	24,800	412,920
Dixie Group, Inc.*^	700	11,802
Enesco Group, Inc.*	4,800	38,784
Flexsteel Industries, Inc.^	2,800	49,417
Harman International Industries, Inc.	2,600	330,200
Hovnanian Enterprises, Inc., Class A*	5,400	267,408
KB Home	6,500	678,600
Kimball International, Inc., Class B	19,400	287,314
Knape & Vogt Manufacturing Co.	2,900	37,990
Leggett & Platt, Inc.	211,000	5,998,730
M/I Homes, Inc.^	11,300	622,743
MDC Holdings, Inc.	40,810	3,527,616
National Presto Industries, Inc., Class A^	1,900	86,450
P&F Industries, Inc., Class A*	100	1,523
Pulte Homes, Inc.	200	12,760
QEP Co., Inc.*	2,200	32,846
Ryland Group, Inc.^	20,800	1,196,832
Technical Olympic USA, Inc.^	4,800	121,824
Toll Brothers, Inc.*^	31,300	2,147,493
William Lyon Homes, Inc.*	6,200	435,488
Yankee Candle Co., Inc.*	212,900	7,064,022

		28,738,612

Internet & Catalog Retail (0.1%)
Audible, Inc.*^	11,100	289,155
Blair Corp.^	1,900	67,754
Insight Enterprises, Inc.*	49,579	1,017,361
PC Mall, Inc.*^	2,000	44,760
Systemax, Inc.*	8,500	62,390

		1,481,420

Leisure Equipment & Products (0.5%)
Aldila, Inc.^	1,500	23,235
Brunswick Corp.	108,500	5,370,750
GameTech International, Inc.	3,290	16,121
JAKKS Pacific, Inc.*^	10,500	232,155
K2, Inc.*^	95,745	1,520,431

		7,162,692

Media (3.4%)
Cinram International, Inc.	448,414	8,282,270
Cox Radio, Inc., Class A*^	164,000	2,702,720
EMAK Worldwide, Inc.*	785	7,850
Entercom Communications Corp.*	81,850	2,937,596
Grey Global Group, Inc.^	107	117,699
Interpublic Group of Cos., Inc.*	738,985	9,902,399
Media General, Inc., Class A	47,100	3,052,551
Opinion Research Corp.*	7,400	49,506
Pulitzer, Inc.	11,000	713,350

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Regent Communications, Inc.*	8,763	$46,444
UnitedGlobalCom, Inc., Class A*	1,184,226	11,439,623
Univision Communications, Inc., Class A*	97,000	2,839,190
Westwood One, Inc.*	136,700	3,681,331
World Wrestling Entertainment, Inc.^	3,200	38,816

		45,811,345

Multiline Retail (0.8%)
Bon-Ton Stores, Inc.^	2,700	42,525
Gottschalks, Inc.*	2,100	18,669
May Department Stores Co.	303,450	8,921,430
Retail Ventures, Inc.*	19,400	137,740
ShopKo Stores, Inc.*^	50,500	943,340

		10,063,704

Specialty Retail (5.3%)
Aeropostale, Inc.*	12,150	357,574
AnnTaylor Stores Corp.*	312,700	6,732,431
Books-A-Million, Inc.	31,300	301,106
Borders Group, Inc.	131,800	3,347,720
Burlington Coat Factory Warehouse Corp.^	19,900	451,730
Cato Corp., Class A	5,500	158,510
Charming Shoppes, Inc.*	200,830	1,881,777
Dress Barn, Inc.*	2,000	35,200
Finlay Enterprises, Inc.*	1,900	37,601
Foot Locker, Inc.	426,000	11,472,180
GameStop Corp.*^	1,200	26,832
GameStop Corp., Class B*	3,526	79,018
Hastings Entertainment, Inc.*	1,800	14,904
Haverty Furniture Cos., Inc.	6,600	122,100
Jo-Ann Stores, Inc.*	5,600	154,224
Office Depot, Inc.*	323,700	5,619,432
Pomeroy IT Solutions, Inc.*	16,000	243,360
Rent-A-Center, Inc.*	144,501	3,829,276
Rex Stores Corp.*	6,400	97,216
Ross Stores, Inc.	202,000	5,831,740
Rush Enterprises, Inc., Class B*^	7,900	136,749
S&K Famous Brands, Inc.*	700	11,417
Sport Chalet, Inc.*	900	12,564
Stage Stores, Inc.*^	21,876	908,292
Stein Mart, Inc.*	26,700	455,502
Steiner Leisure Ltd.*	14,010	418,619
Syms Corp.*	1,900	23,085
Talbots, Inc.^	307,000	8,359,610
Tiffany & Co.	316,100	10,105,717
TJX Cos., Inc.	230,800	5,800,004
Toys R US, Inc.*	17,600	360,272
Trans World Entertainment Corp.*	39,000	486,330
Zale Corp.*	96,200	2,873,494

		70,745,586

Textiles, Apparel & Luxury Goods (1.6%)
Ashworth, Inc.*	17,900	194,931
Culp, Inc.*	15,300	103,734
Cutter & Buck, Inc.	3,000	43,710
Delta Apparel, Inc.	1,800	43,650
G-III Apparel Group, Ltd.*	3,600	24,840
Haggar Corp.	12,700	298,183
Hallwood Group, Inc.*	2,000	213,000
Hampshire Group Ltd.*	1,000	31,502
Hartmarx Corp.*	900	6,993
Jones Apparel Group, Inc.	242,720	8,876,271
Lazare Kaplan International, Inc.*	300	2,853
McRae Industries, Inc., Class A	300	3,282
Movado Group, Inc. .	19,800	369,270
Phillips-Van Heusen Corp.	45,900	1,239,300
Polo Ralph Lauren Corp.	53,100	2,262,060
Russell Corp.	38,500	749,980
Saucony, Inc., Class A*	6,500	181,025
Stride Rite Corp.	24,500	273,665
Superior Uniform Group, Inc.	700	10,465
Tandy Brands Accessories, Inc.	5,800	85,956
Timberland Co., Class A*	200	12,534
Tommy Hilfiger Corp.*	141,300	1,593,864
V.F. Corp.	68,900	3,815,682
Velcro Industries NV	800	10,609
Weyco Group, Inc.	3,000	132,870
Wolverine World Wide, Inc.	28,600	898,612

		21,478,841

Total Consumer Discretionary		246,658,343

Consumer Staples (2.5%)
Beverages (0.3%)
Adolph Coors Co., Class B	16,000	1,210,720
Hansen Natural Corp.*^	6,165	224,468
MGP Ingredients, Inc.	200	1,728
National Beverage Corp.*	12,300	102,336
PepsiAmericas, Inc.	103,200	2,191,968

		3,731,220

Food & Staples Retailing (0.5%)
Foodarama Supermarkets*	100	3,875
Longs Drug Stores Corp.	48,900	1,348,173
Ruddick Corp.	40,600	880,614
Smart & Final, Inc.*^	8,800	126,632
Spartan Stores, Inc.*	700	4,655
SUPERVALU, Inc.	87,700	3,027,404
Village Super Market, Inc., Class A	100	3,662
Weis Markets, Inc.	14,700	566,979

		5,961,994

Food Products (1.6%)
Bunge Ltd.^	177,000	10,090,770
Cagle’s, Inc.*	1,400	18,060
Cal-Maine Foods, Inc.^	27,620	333,926
Chiquita Brands International, Inc.^	51,400	1,133,884
Flowers Foods, Inc.	4,050	127,899
Lance, Inc.	34,200	650,826
Omega Protein Corp.*^	5,800	49,880
Ralcorp Holdings, Inc.	54,100	2,268,413
Seaboard Corp.	680	678,640
Smithfield Foods, Inc.*^	199,400	5,900,246
Tasty Baking Co.	5,200	42,068
Zapata Corp.*^.	1,900	113,810

		21,408,422

Household Products (0.1%)
Central Garden & Pet Co.*	33,870	1,413,734
Congoleum Corp.*	2,100	11,613

		1,425,347

Personal Products (0.0%)
Elizabeth Arden, Inc.*	25	593
Nature’s Sunshine Products, Inc.	2,200	44,792
Parlux Fragrances, Inc.*^	3,800	85,424
Weider Nutrition International, Inc.*	46,400	201,840

		332,649

Tobacco (0.0%)
Loews Corp.- Carolina Group^	900	26,055

Total Consumer Staples		32,885,687

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Energy (6.6%)
Energy Equipment & Services (3.2%)
Cooper Cameron Corp.*	160,900	$8,658,029
Dawson Geophysical Co.*^	2,800	61,180
ENSCO International, Inc.	134,050	4,254,747
Grant Prideco, Inc.*	15,600	312,780
IHC Caland N.V.	151,441	9,621,250
Lufkin Industries, Inc.	1,500	59,862
Maverick Tube Corp.*^	62,100	1,881,630
NATCO Group, Inc.*	27,500	242,000
National-Oilwell, Inc.*	900	31,761
NS Group, Inc.*	29,800	828,440
Oceaneering International, Inc.*	29,200	1,089,744
Offshore Logistics, Inc.*	7,200	233,784
Oil States International, Inc.*	28,300	545,907
Tetra Technologies, Inc.*	21,100	597,130
Tidewater, Inc.^	114,200	4,066,662
Todco, Class A*	26,700	491,814
Transocean, Inc.*	199,950	8,475,881
Varco International, Inc.*	5,400	157,410
Veritas DGC, Inc.*^	26,500	593,865
W-H Energy Services, Inc.*	21,700	485,212
Willbros Group, Inc.*^	28,300	652,315

		43,341,403

Oil & Gas (3.4%)
Adams Resources & Energy, Inc.	400	7,056
Ashland, Inc.	78,400	4,576,992
Cabot Oil & Gas Corp., Class A	2,000	88,500
Carrizo Oil & Gas, Inc.*^	9,472	107,034
Castle Energy Corp.	300	3,747
Chesapeake Energy Corp.^	204,200	3,369,300
Comstock Resources, Inc.*	8,800	194,040
Contango Oil & Gas Co.*	400	2,896
Dominion Resources Black Warrior Trust^	4,500	162,450
Edge Petroleum Corp.*	10,700	156,006
Energy Partners Ltd.*^	44,700	906,069
EOG Resources, Inc	114,800	8,192,128
Frontier Oil Corp.^	15,600	415,896
General Maritime Corp.*^	51,200	2,045,440
Hugoton Royalty Trust^	49,100	1,286,420
KCS Energy, Inc.*^	54,000	798,120
Magnum Hunter Resources, Inc.*^	107,400	1,385,460
Maritrans, Inc.	4,400	79,948
Meridian Resource Corp.*	40,600	245,630
Newfield Exploration Co.*	1,900	112,195
Noble Energy, Inc.	22,700	1,399,682
Nordic American Tanker Shipping Ltd.^	10,400	406,120
Overseas Shipholding Group, Inc.	26,200	1,446,240
Panhandle Royalty Co.	400	9,120
Patina Oil & Gas Corp.	36,100	1,353,750
Penn Virginia Corp.	600	24,342
Premcor, Inc.	15,600	657,852
Resource America, Inc., Class A	8,770	285,025
Spinnaker Exploration Co.*	800	28,056
Sunoco, Inc.	16,900	1,380,899
Talisman Energy, Inc.	101,100	2,725,656
Teekay Shipping Corp.^	89,400	3,764,634
Transmontaigne, Inc.*^	4,900	30,037
Ultra Petroleum Corp.*^	70,769	3,406,112
XTO Energy, Inc.	121,225	4,288,940

		45,341,792

Total Energy		88,683,195

Financials (21.1%)
Capital Markets (2.3%)
A.G. Edwards, Inc.	143,500	6,200,635
Affiliated Managers Group, Inc.*^	74,501	5,046,698
American Capital Strategies Ltd.^	84,865	2,830,248
Apollo Investment Corp.*	298,100	4,501,310
Maxcor Financial Group	2,783	24,657
MCG Capital Corp.^	5,600	95,928
Mellon Financial Corp	202,850	6,310,663
Piper Jaffray Cos.*^	106,500	5,106,675
Raymond James Financial, Inc.	12,800	396,544
Stifel Financial Corp.*^	13,362	279,934
SWS Group, Inc.	2,500	54,800

		30,848,092

Commercial Banks (4.7%)
1st Independence Financial Group, Inc.	1,500	28,470
1st Source Corp.^	8,600	219,386
ABC Bancorp	1,200	25,200
Amcore Financial, Inc.	36,500	1,174,570
American Community Bancshares, Inc.^	1,700	28,271
AmeriServ Financial, Inc.*	11,300	58,647
Auburn National Bancorporation, Inc.	1,500	31,125
BancFirst Corp.^	4,911	387,871
Banco Latinoamericano de Exportaciones S.A.	24,800	494,512
Bancorp Rhode Island, Inc.	700	27,650
Bank of Hawaii Corp.	58,200	2,953,068
Bank of Marin/California*	450	17,698
Banknorth Group, Inc.	220,100	8,055,660
Banner Corp.	7,600	237,044
Bar Harbor Bankshares	500	14,490
Beverly Hills Bancorp, Inc.	1,898	19,170
BNCCORP, Inc.*	4,200	69,720
Britton & Koontz Capital Corp.	500	9,085
Camden National Corp.^	100	3,941
Capitol Bancorp Ltd.^	600	21,132
Carrollton Bancorp.	115	2,047
Cascade Financial Corp.	575	10,810
Cass Information Systems, Inc.	550	19,222
CCF Holding Co.	675	12,960
Century Bancorp, Inc./Massachusetts, Class A	1,600	47,200
City National Corp.	48,700	3,440,655
Classic Bancshares, Inc.	2,100	93,744
Colonial Bancgroup, Inc.	77,199	1,638,935
Comerica, Inc.	16,500	1,006,830
Commerce Bancorp, Inc.	300	12,150
Community Bank Shares of Indiana, Inc.	880	18,832
Community Trust Bancorp, Inc.	6,171	199,694
Community West Bancshares	200	2,670
Cornerstone Bancorp, Inc./Connecticut^	1,324	45,281
Cowlitz Bancorp*	2,300	25,622
Desert Community Bank/California	220	5,689
ECB Bancorp, Inc.	1,000	29,250
First Charter Corp.^	1,000	26,170
First Citizens BancShares, Inc./North Carolina, Class A	7,500	1,111,875
First Financial Corp./Indiana	1,684	58,991
First M&F Corp.	1,500	50,775
First South Bancorp, Inc./NC	1,050	26,922

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
First West Virginia Bancorp, Inc.	200	$4,800
FirstFed Bancorp, Inc.	100	719
FNB Financial Services Corp.	1,625	37,050
Glen Burnie Bancorp.	360	8,712
Guaranty Bancshares, Inc./Texas	400	8,640
Habersham Bancorp	500	10,850
Hancock Holding Co.	900	30,114
HF Financial Corp.	1,160	21,170
Hibernia Corp., Class A	293,300	8,655,283
Horizon Bancorp, Inc./Indiana	3,300	87,120
Intervest Bancshares Corp.*	1,800	35,530
Irwin Financial Corp.^	30,600	868,734
Leesport Financial Corp.	1,365	34,261
Long Island Financial Corp.	1,600	62,400
LSB Bancshares, Inc./ North Carolina.	2,000	33,500
LSB Corp.	5,000	92,600
MidWestOne Financial Group, Inc.	4,300	90,128
National Mercantile Bancorp*	500	6,590
North Fork Bancorp, Inc.	353,800	10,207,130
Northrim BanCorp, Inc.	1,700	39,950
Northway Financial, Inc	300	9,975
Oriental Financial Group, Inc.^	30,800	871,948
Pacific Mercantile Bancorp*	2,700	47,196
Patriot National Bancorp, Inc.	1,200	22,080
Peoples Banctrust Co., Inc.	1,400	22,456
Pinnacle Bancshares, Inc.	1,800	27,810
Princeton National Bancorp, Inc.	2,700	77,787
Provident Bankshares Corp.	14,500	527,365
QCR Holdings, Inc.^	1,800	38,250
Republic Bancorp, Inc., Class A/Kentucky	6,192	159,134
Republic Bancorp, Inc./Michigan	57,152	873,283
Republic First Bancorp, Inc.*	8,239	126,057
Salisbury Bancorp, Inc.	1,500	65,250
Security National Financial Corp., Class A*	400	1,324
South Financial Group, Inc.	144,078	4,686,857
Southside Bancshares, Inc.^	1,313	30,002
Team Financial, Inc.	3,300	42,009
UMB Financial Corp.	9,994	566,260
UnionBanCal Corp.	92,400	5,957,952
United Bancshares, Inc.	1,400	23,814
United Financial Corp.	1,915	45,979
Unity Bancorp, Inc.	5,622	71,962
Wainwright Bank & Trust Co.	5,610	69,283
Washington Banking Co.	632	11,471
Westbank Corp.	735	13,524
Westcorp.	47,400	2,177,082
Yardville National Bancorp^	1,900	65,094
Zions Bancorp	68,000	4,626,040

		63,355,559

Consumer Finance (0.1%)
ACE Cash Express, Inc.*	81	2,403
Advanta Corp., Class A	2,600	58,812
Cash America International, Inc.	500	14,865
Consumer Portfolio Services*	800	3,896
Ezcorp, Inc., Class A*	13,800	212,658
Metris Cos., Inc.*	100	1,275
WFS Financial, Inc.*	18,900	959,742

		1,253,651

Diversified Financial Services (0.8%)
California First National Bancorp.	600	7,494
CIT Group, Inc.	237,000	10,859,340
ICT Group, Inc.*^	2,300	22,335
Medallion Financial Corp.	400	3,880

		10,893,049

Insurance (6.9%)
Ambac Financial Group, Inc.	147,700	12,130,601
American Financial Group, Inc.	18,100	566,711
American National Insurance Co.	16,090	1,675,934
American Safety Insurance Group Ltd.*	10,100	165,034
AmerUs Group Co.^	62,500	2,831,250
Argonaut Group, Inc.*^	2,000	42,260
Assurant, Inc.	381,400	11,651,770
Bancinsurance Corp.*	3,100	22,475
CNA Financial Corp.*^	31,500	841,365
Commerce Group, Inc.	37,800	2,307,312
Delphi Financial Group, Inc., Class A.	44,750	2,065,212
Donegal Group, Inc., Class B.	2,200	48,950
Everest Reinsurance Group Ltd.	39,900	3,573,444
FBL Financial Group, Inc., Class A.	12,260	350,023
First American Corp.	40,500	1,423,170
FPIC Insurance Group, Inc.*^	2,000	70,760
Gallagher (Arthur J.) & Co.	160,000	5,200,000
Great American Financial Resources, Inc.	6,700	116,379
HCC Insurance Holdings, Inc.	76,700	2,540,304
Horace Mann Educators Corp.	61,100	1,165,788
Max Reinsurance Capital Ltd.^	57,900	1,235,007
Meadowbrook Insurance Group, Inc.*	12,300	61,377
Mercury General Corp.^	100	5,992
Midland Co.	14,914	466,361
National Securities Group, Inc.	100	2,250
National Western Life Insurance Co., Class A*	300	49,983
NYMAGIC, Inc.^	800	20,240
Ohio Casualty Corp.*^	3,700	85,877
Old Republic International Corp.	270,000	6,831,000
Platinum Underwriters Holdings Ltd.	151,016	4,696,598
Presidential Life Corp.^	15,386	260,947
Reinsurance Group of America, Inc.	248,700	12,049,515
Renaissance Reinsurance Holdings Ltd.	172,500	8,983,800
RTW, Inc.*	2,100	19,908
Scottish Annuity & Life Holdings Ltd.^	27,000	699,300
SCPIE Holdings, Inc.*	3,500	34,650
Selective Insurance Group, Inc.^	37,690	1,667,406
Stancorp Financial Group, Inc.	19,600	1,617,000
UICI.	3,800	128,820
Unico American Corp.*	300	2,820
United Fire & Casualty Co.^	16,782	565,721
UnumProvident Corp.	52,000	932,880
W.R. Berkley Corp.	34,050	1,606,138
Wesco Financial Corp.	310	121,830
Zenith National Insurance Corp.^	11,600	578,144

		91,512,306

Real Estate (3.3%)
American Home Mortgage Investment Corp. (REIT)	31,700	1,085,725
Avatar Holdings, Inc.*^	5,113	245,935
Bedford Property Investors, Inc. (REIT)^	32,900	934,689
Bluegreen Corp.*^	36,800	729,744

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Boykin Lodging Co., Inc. (REIT)*	23,900	$218,924
Brandywine Realty Trust (REIT)	91,100	2,677,429
Capital Automotive Real Estate Investment Trust (REIT)	15,500	550,638
Capital Trust, Inc./New York, Class A (REIT)	8,000	245,680
CB Richard Ellis Services, Inc., Class A*	139,100	4,666,805
CBL & Associates Properties, Inc. (REIT)	43,000	3,283,050
Commercial Net Lease Realty (REIT)^	7,600	156,560
Correctional Properties Trust (REIT)^	19,900	574,712
CRT Properties, Inc. (REIT)	44,100	1,052,226
Developers Diversified Realty Corp. (REIT)	14,300	634,491
Entertainment Properties Trust (REIT)	45,400	2,022,570
Equity Inns, Inc. (REIT)^	60,700	712,618
Friedman, Billings, Ramsey Group, Inc., Class A (REIT)^	13,700	265,643
Hanover Capital Mortgage Holdings, Inc. (REIT)^	9,000	97,200
HRPT Properties Trust (REIT)^	371,400	4,765,062
ILX Resorts, Inc.^	1,100	11,209
iStar Financial, Inc. (REIT)	29,200	1,321,592
Kramont Realty Trust (REIT)^	8,200	191,880
LTC Properties, Inc. (REIT)^	23,900	475,849
Maguire Properties, Inc. (REIT)^	35,300	969,338
Mission West Properties, Inc. (REIT)^	21,200	225,568
National Health Investors, Inc. (REIT)	43,200	1,260,576
National Health Realty, Inc. (REIT)	10,900	218,109
New Century Financial Corp. (REIT)^	19,650	1,255,831
New Plan Excel Realty Trust (REIT)	26,900	728,452
Newcastle Investment Corp. (REIT)^	21,965	698,048
One Liberty Properties, Inc. (REIT)	15,100	312,872
Orleans Homebuilders, Inc.*^	500	9,925
Parkway Properties, Inc. (REIT)	18,500	938,875
Pennsylvania Real Estate Investment Trust (REIT)^	2,500	107,000
Presidential Realty Corp., Class B (REIT)	600	5,880
Reckson Associates Realty Corp. (REIT)	130,300	4,275,143
SL Green Realty Corp. (REIT)	36,200	2,191,910
Tarragon Corp.*^	3,800	67,830
Trizec Properties, Inc. (REIT)	183,000	3,462,360
Urstadt Biddle Properties, Inc. (REIT)	100	1,615
Winston Hotels, Inc. (REIT)	49,800	588,138

		44,237,701

Thrifts & Mortgage Finance (3.0%)
Accredited Home Lenders Holding Co.*^	24,801	1,232,114
Anchor Bancorp Wisconsin, Inc.	735	21,425
Bankunited Financial Corp., Class A*	21,200	677,340
Berkshire Bancorp, Inc.	1,400	28,700
Berkshire Hills Bancorp, Inc.	10,300	382,645
Camco Financial Corp.	200	3,080
Capital Crossing Bank*^	8,300	254,727
Capital Title Group, Inc.	14,460	81,988
Carver Bancorp, Inc.	300	5,988
Central Bancorp, Inc./Massachusetts	500	14,005
Centrue Financial Corp.	2,200	62,062
CFS Bancorp, Inc.^	800	11,416
Commercial Federal Corp.^	64,000	1,901,440
Community Financial Corp	3,100	67,425
CORUS Bankshares, Inc.	21,600	1,037,016
Doral Financial Corp.^	102,800	5,062,900
EFC Bancorp, Inc.	500	12,995
Elmira Savings Bank FSB	100	3,100
ESB Financial Corp.	1,356	19,594
FFW Corp.	200	4,296
Fidelity Bancorp, Inc./Pennsylvania	110	2,772
First Bancorp of Indiana, Inc.	1,600	31,040
First Bancshares, Inc./Missouri	100	2,050
First BancTrust Corp.	2,600	30,810
First Defiance Financial Corp.^	4,200	119,574
First Federal Bancshares of Arkansas, Inc	2,000	43,780
First Federal Bancshares, Inc.	200	4,302
First Federal Bankshares, Inc.	4,200	95,634
First Franklin Corp.	1,700	33,488
First Keystone Financial, Inc.	1,400	33,040
First Midwest Financial, Inc.	500	11,600
First Place Financial Corp./Ohio	13,558	303,564
FirstBank NW Corp.	970	27,558
FirstFed Financial Corp.*^	300	15,561
Flushing Financial Corp.	5,600	112,336
FMS Financial Corp.	782	16,031
Great Pee Dee Bancorp, Inc.	500	7,515
GS Financial Corp.	1,600	28,800
Guaranty Federal Bancshares, Inc.	1,000	24,056
HMN Financial, Inc.^	2,678	85,964
Home Loan Financial Corp.	180	3,600
Independence Community Bank Corp.	134,087	5,709,424
IndyMac Bancorp, Inc.	107,900	3,717,155
Lincoln Bancorp/Indiana	200	3,858
LSB Financial Corp.	238	6,188
MAF Bancorp, Inc.	27,296	1,223,407
MASSBANK Corp.	100	3,745
Matrix Bancorp, Inc.*	1,600	20,016
Mayflower Co-operative Bank	150	2,625
MFB Corp.	100	2,900
MutualFirst Financial, Inc.	7,800	189,930
New Hampshire Thrift Bancshares, Inc.	1,100	35,970
Northeast Bancorp	500	11,400
Northeast Indiana Bancorp, Inc.	1,300	26,130
Northeast Pennsylvania Financial Corp.	1,300	29,406
Ocwen Financial Corp.*^	38,200	365,192
Park Bancorp, Inc.	1,300	39,911
Parkvale Financial Corp.^	200	5,758
Pennfed Financial Services, Inc.	200	3,216
Peoples Bancorp/Indiana	600	12,750
Peoples Community Bancorp, Inc.	300	7,090
PFF Bancorp, Inc.	9,660	447,548
Pocahontas Bancorp, Inc.	1,400	21,782
Provident Bancorp, Inc.	100	1,319

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Provident Financial Holdings, Inc.^	675	$19,474
PSB Bancorp, Inc./Pennsylvania*	4,999	68,736
R&G Financial Corp., Class B	32,850	1,277,208
Radian Group, Inc.	126,200	6,718,888
South Street Financial Corp.	300	3,030
Sterling Financial Corp./Washington*	24,620	966,581
TF Financial Corp.	100	3,200
Timberland Bancorp, Inc.	4,200	95,970
Union Community Bancorp	600	11,196
United Community Financial Corp.^	41,590	465,808
W Holding Co., Inc.	110,568	2,536,430
Washington Federal, Inc.	47,481	1,260,146
Washington Savings Bank FSB/Maryland	100	1,595
Webster Financial Corp.	59,400	3,008,016
Woronoco Bancorp, Inc.	400	14,672
WSFS Financial Corp.^	3,443	207,682

		40,462,683

Total Financials		282,563,041

Health Care (11.4%)
Biotechnology (0.6%)
Charles River Laboratories International, Inc.*	167,500	7,706,675
Genencor International, Inc.*	3,500	57,400
Invitrogen Corp.*	2,358	158,293
Kendle International, Inc.*	19,800	174,240

		8,096,608

Health Care Equipment & Supplies (5.8%)
Allied Healthcare Products*	4,200	27,510
Angiodynamics, Inc.*^	509	11,274
Atrion Corp.	200	9,049
Bausch & Lomb, Inc.	58,065	3,742,870
Beckman Coulter, Inc.	113,100	7,576,569
Bio-Logic Systems Corp.*	500	4,550
Compex Technologies, Inc.*	8,900	41,563
Conmed Corp.*^	9,940	282,495
Dade Behring Holdings, Inc.*	35,177	1,969,912
Datascope Corp.	27,613	1,095,960
Dentsply International, Inc.	86,800	4,878,160
E-Z-Em, Inc.*	7,200	105,120
Edwards Lifesciences Corp.*^	325,400	13,426,004
Hillenbrand Industries, Inc.	189,300	10,513,722
Invacare Corp.^	32,970	1,525,192
Kinetic Concepts, Inc.*	36,300	2,769,690
Mesa Laboratories, Inc.	600	7,518
Mine Safety Appliances Co.	2,100	106,470
National Dentex Corp.*	1,500	45,677
New Brunswick Scientific, Inc.*	200	1,240
NMT Medical, Inc.*	500	2,475
Ocular Sciences, Inc.*	22,800	1,117,428
PerkinElmer, Inc.	383,650	8,628,289
Respironics, Inc.*	100	5,436
Sola International, Inc.*	31,800	875,772
Span-America Medical Systems, Inc.	300	3,744
Thermo Electron Corp.*	227,800	8,386,782
Varian, Inc.*	237,900	9,756,279
West Pharmaceutical Services, Inc.	32,200	805,966

		77,722,716

Health Care Providers & Services (2.8%)
Air Methods Corp.*	600	5,160
Allied Healthcare International, Inc.*	300	1,650
American Dental Partners, Inc.*	11,400	216,144
American Shared Hospital Services	40	238
Carriage Services, Inc.*^	11,300	55,822
Cerner Corp.*^	6,368	338,587
Coventry Health Care, Inc.*	99,500	5,281,460
Health Management Associates, Inc., Class A	198,400	4,507,648
Health Net, Inc.*^	530,947	15,328,440
Horizon Health Corp.*	200	5,576
Humana, Inc.*	152,100	4,515,849
Kindred Healthcare, Inc.*^	62,200	1,862,890
LCA Vision, Inc.	31,800	743,802
Medcath Corp.*^	7,800	192,192
National Home Health Care Corp.	1,600	20,960
NWH, Inc.	4,600	64,257
PacifiCare Health Systems, Inc.*	68,560	3,875,011
Parexel International Corp.*^	19,200	389,760
RehabCare Group, Inc.*	3,000	83,970
Stewart Enterprises, Inc.*	60,100	420,099
United American Healthcare Corp.*	1,100	6,940
Ventiv Health, Inc.*	12,700	258,064

		38,174,519

Pharmaceuticals (2.2%)
Alpharma, Inc., Class A^	58,600	993,270
Barr Pharmaceuticals, Inc.*	226,600	10,319,364
Biovail Corp.*^	384,100	6,349,173
Discovery Partners International, Inc.*	36,700	174,325
Endo Pharmaceuticals Holdings, Inc.*^	362,600	7,621,852
First Horizon Pharmaceutical Corp.*^	30,005	686,814
Impax Laboratories, Inc.*^	57,300	909,924
Par Pharmaceutical Cos., Inc.*^	68,000	2,813,840

		29,868,562

Total Health Care		153,862,405

Industrials (11.3%)
Aerospace & Defense (1.6%)
Alliant Techsystems, Inc.*	130,000	8,499,400
Allied Defense Group, Inc.*	9,900	220,275
Armor Holdings, Inc.*	33,400	1,570,468
Aviall, Inc.*	29,300	673,021
Curtiss-Wright Corp.^	400	22,964
Ducommun, Inc.*	300	6,255
Esterline Technologies Corp.*	38,200	1,247,230
Goodrich Corp.	97,900	3,195,456
Hawk Corp.*	15,000	129,600
Hexcel Corp.*	500	7,250
Orbital Sciences Corp.*^	17,500	207,025
Precision Castparts Corp.	2,114	138,821
Sequa Corp., Class A*	5,300	324,095
Sparton Corp.*	200	1,802
United Defense Industries, Inc.*	112,700	5,325,075

		21,568,737

Air Freight & Logistics (0.7%)
AirNet Systems, Inc.*^	11,000	38,390
CNF, Inc.	85,200	4,268,520
Dynamex, Inc.*	5,700	105,621
EGL, Inc.*^	24,242	724,593
Hub Group, Inc., Class A*	5,900	308,098
Park-Ohio Holdings Corp.*	800	20,720
Ryder System, Inc.^	81,980	3,916,185

		9,382,127

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Airlines (0.8%)
Alaska Air Group, Inc.*^	12,200	$408,578
Continental Airlines, Inc., Class B*^	17,741	240,213
ExpressJet Holdings, Inc.*^	47,000	605,360
MAIR Holdings, Inc.*^	13,648	125,562
Northwest Airlines Corp.*^	120,400	1,315,972
Southwest Airlines Co.	453,100	7,376,468

		10,072,153

Building Products (0.9%)
Griffon Corp.*	900	24,300
Insteel Industries, Inc.*	2,200	39,734
International Aluminum Corp.	2,600	88,010
Jacuzzi Brands, Inc.*	2,100	18,270
Lennox International, Inc.^	50,600	1,029,710
Patrick Industries, Inc.*	1,400	13,930
Universal Forest Products, Inc.	14,890	646,226
Water Pik Technologies Inc.*	4,100	72,693
York International Corp.	311,700	10,766,118

		12,698,991

Commercial Services & Supplies (1.9%)
Ambassodors International, Inc.	7,487	117,770
Amrep Corp.	100	2,300
Angelica Corp.	8,400	227,220
AT Cross Co., Class A*	6,600	32,670
Brink’s Co.	23,600	932,672
Casella Waste Systems, Inc.*	3,300	48,312
Century Business Services, Inc.*	4,200	18,312
Consolidated Graphics, Inc.*	3,200	146,880
Cornell Cos., Inc.*	1,200	18,216
Duratek, Inc.*	15,863	395,147
Ecology And Environment, Inc.	4,800	37,488
Electro Rent Corp.*	13,000	184,990
Exponent, Inc.*	8,100	222,669
First Consulting Group, Inc.*	19,900	121,589
Heidrick & Struggles, Inc.*^	7,900	270,733
IKON Office Solutions, Inc.	1,500	17,340
Imagistics International, Inc.*^	13,000	437,580
Insurance Auto Auctions, Inc.*^	15,650	350,873
Kelly Services, Inc., Class A^	25,235	761,592
Laureate Education, Inc.*	36,107	1,591,958
Layne Christensen Co.*	3,000	54,450
Mac-Gray Corp.*	1,400	11,326
Nashua Corp.*	200	2,272
Navigant Consulting Co.*	400	10,640
NCO Group, Inc.*	50,103	1,295,163
R.R. Donnelley & Sons Co.	153,700	5,424,073
RCM Technologies, Inc.*	200	1,006
Republic Services, Inc.	64,000	2,146,560
SOURCECORP, Inc.*	4,116	78,657
Spherion Corp.*	1,900	15,960
Steelcase, Inc., Class A^	93,200	1,289,888
TeleTech Holdings, Inc.*^	59,224	573,881
Tufco Technologies, Inc.*	200	1,753
United Rentals, Inc.*^	155,350	2,936,115
United Stationers, Inc.*^	115,400	5,331,480
Vertrue, Inc.*^	700	26,439
Volt Information Sciences, Inc.*	2,600	76,414
Waste Industries USA, Inc.	12,650	156,860
Willis Lease Finance Corp.*	8,600	67,080

		25,436,328

Construction & Engineering (0.8%)
Comfort Systems USA, Inc.*	6,500	49,920
EMCOR Group, Inc.*^	141,740	6,403,813
Granite Construction, Inc.	71,400	1,899,240
Insituform Technologies, Inc., Class A*^	18,400	417,128
Michael Baker Corp.*	5,200	101,920
Perini Corp.*	6,200	103,478
URS Corp.*	58,700	1,884,270

		10,859,769

Electrical Equipment (0.4%)
Acuity Brands, Inc.	61,100	1,942,980
Chase Corp.	500	7,950
Espey Manufacturing & Electronics Corp.	200	5,240
Genlyte Group, Inc.*	1,118	95,790
Lamson & Sessions Co.*	8,500	77,350
Misonix, Inc.*	2,800	18,228
Preformed Line Products Co.	6,600	191,268
Regal Beloit Corp.^	37,900	1,083,940
SL Industries, Inc.*	6,400	90,560
Woodward Governor Co.	23,004	1,647,317

		5,160,623

Industrial Conglomerates (0.2%)
Alleghany Corp.*	4,614	1,316,143
Standex International Corp.	25,200	717,948
Teleflex, Inc.	4,400	228,536
Tredegar Corp.^	23,500	474,935
United Capital Corp.*	800	18,120

		2,755,682

Machinery (2.2%)
Alamo Group, Inc.^	100	2,716
Astec Industries, Inc.*	8,215	141,380
Cummins, Inc.	7,900	661,941
Dover Corp.	127,300	5,338,962
Eastern Co.	3,500	70,000
EnPro Industries, Inc.*	20,600	609,142
ESCO Technologies, Inc.*	20,000	1,533,000
Flanders Corp.*^	3,385	32,496
Gehl Co.*	12,000	280,200
Greenbrier Cos., Inc.*	3,400	115,090
Hardinge, Inc.	3,300	44,550
Harsco Corp.	61,800	3,444,732
K-Tron International*	1,200	31,572
Kennametal, Inc.	20,100	1,000,377
Key Technology, Inc.*	6,300	60,795
LB Foster Co., Class A*	9,800	93,198
Middleby Corp.^	7,500	380,400
Nacco Industries, Inc., Class A	5,700	600,780
Oshkosh Truck Corp.	17,000	1,162,460
Pall Corp.	342,500	9,915,375
Reliance Steel & Aluminum Co.	17,400	677,904
Robbins & Myers, Inc.^	4,600	109,618
Starret (L.S.) Co.Class A	5,600	115,360
Sun Hydraulics, Inc.	3,400	54,298
Supreme Industries, Inc., Class A	2,800	17,948
Tecumseh Products Co., Class B	300	13,575
Terex Corp.*	2,500	119,125
Timken Co.	80,800	2,102,416
Todd Shipyards Corp.	1,200	21,720
Toro Co.	10,100	821,635
Twin Disc, Inc.	3,300	84,315
Watts Water Technologies, Inc., Class A	1,400	45,136

		29,702,216

Marine (0.2%)
Alexander & Baldwin, Inc.	57,500	2,439,150
Ship Finance International Ltd.	7,893	161,964

		2,601,114

Road & Rail (0.7%)
Celadon Group, Inc.*	13,275	295,369
CSX Corp.	60,700	2,432,856
Marten Transport Ltd.*	3,150	71,600

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Overnite Corp.	22,777	$848,215
Transport Corp. of America, Inc.*	500	4,200
U.S. Xpress Enterprises, Inc., Class A*	10,100	295,930
USA Truck, Inc.*	1,800	30,600
USF Corp.^	147,000	5,578,650

		9,557,420

Trading Companies & Distributors (0.9%)
Applied Industrial Technologies, Inc.	36,300	994,620
First Aviation Services, Inc.*	500	2,140
Grainger (W.W.), Inc.	129,900	8,653,938
Hughes Supply, Inc.	67,600	2,186,860
Huttig Building Products, Inc.*	25,300	264,385
Industrial Distribution Group, Inc.*	11,700	97,110
Lawson Products, Inc.	609	30,712
Valley National Gases, Inc.	3,600	64,800
Watsco, Inc., Class B	100	3,460

		12,298,025

Total Industrials		152,093,185

Information Technology (14.7%)
Communications Equipment (1.3%)
Andrew Corp.*^	588,800	8,025,344
Avocent Corp.*	30,746	1,245,828
Black Box Corp.	300	14,406
Blonder Tongue Laboratories	2,200	9,482
Communications Systems, Inc.	2,200	26,422
Digi International, Inc.*	28,645	492,408
Harris Corp.	35,300	2,181,187
Plantronics, Inc.	46,800	1,940,796
SafeNet, Inc.*^	13,349	490,442
Scientific-Atlanta, Inc.	46,300	1,528,363
SeaChange International, Inc.*^	15,682	273,494
Symmetricom, Inc.*	62,564	607,496
ViaSat, Inc.*	7,000	169,890

		17,005,558

Computers & Peripherals (0.3%)
Interphase Corp.*	1,300	10,946
Printronix, Inc.*^	700	12,537
QLogic Corp.*	94,000	3,452,620
SBS Technologies, Inc.*	800	11,168
Storage Technology Corp.*	6,200	195,982
Tripos, Inc.*	12,600	67,158

		3,750,411

Electronic Equipment & Instruments (3.9%)
American Technical Ceramics Corp.*	1,100	10,978
Anixter International, Inc.*^	124,850	4,493,351
Arrow Electronics, Inc.*	652,800	15,863,040
Bonso Electronic International, Inc.	1,000	5,289
Celestica, Inc.*	461,995	6,518,749
Checkpoint Systems, Inc.*^	20,700	373,635
Frequency Electronics, Inc.	2,000	29,700
Gerber Scientific, Inc.*	34,000	258,740
GTSI Corp.*	13,200	138,732
LeCroy Corp.*^	1,443	33,680
Lowrance Electronics, Inc.	1,200	37,799
MTS Systems Corp.^	8,838	298,813
Nu Horizons Electronics Corp.*	3,800	30,324
O.I. Corp.*	4,500	42,795
OYO Geospace Corp.*	10,600	198,538
PAR Technology Corp.*	12,200	138,104
Perceptron, Inc.*	9,000	65,700
RadiSys Corp.*^	32,596	637,252
Spectrum Control, Inc.*	11,100	80,586
Sypris Solutions, Inc.^	11,100	169,941
Tektronix, Inc.	123,700	3,736,977
TESSCO Technologies, Inc.*	2,900	40,571
Vishay Intertechnology, Inc.*^	1,232,350	18,509,897

		51,713,191

Internet Software & Services (0.2%)
EarthLink, Inc.*	195,282	2,249,649
Keynote Systems, Inc.*	2,580	35,913
Marchex, Inc., Class B*	200	4,200

		2,289,762

IT Services (2.3%)
BearingPoint, Inc.*^	469,300	3,768,479
Ciber, Inc.*^	64,000	616,960
Cognizant Technology Solutions Corp., Class A*	56,285	2,382,544
Computer Task Group, Inc.*	700	3,920
Covansys Corp.*	10,700	163,710
EdgewaterTechnology, Inc.*^	8,800	43,120
eFunds Corp.*	30,460	731,345
Forrester Research, Inc.*^	8,914	159,917
Manatron, Inc.*	4,500	37,845
Manchester Technologies, Inc.*	1,400	13,986
MPS Group, Inc.*	202,100	2,477,746
Pegasus Solutions, Inc.*^	13,900	175,140
Perot Systems Corp., Class A*	40,200	644,406
Sungard Data Systems, Inc.*	473,700	13,419,921
SYKES Enterprises, Inc.*	26,045	181,013
TechTeam Global, Inc.*^	3,800	38,646
Tier Technologies, Inc., Class B*	8,200	75,850
TSR, Inc.	1,700	14,433
Unisys Corp.*	620,700	6,318,726

		31,267,707

Semiconductors & Semiconductor Equipment (6.2%)
Agere Systems, Inc., Class A*^	3,208,400	4,395,508
Catalyst Semiconductor, Inc.*^	5,000	27,500
Cohu, Inc.	14,000	259,840
Cypress Semiconductor Corp.*^	693,400	8,133,582
Fairchild Semiconductor International, Inc., Class A*	437,800	7,118,628
Freescale Semiconductor, Inc.,
Class A*^	134,900	2,403,918
Class B*	276,600	5,078,376
FSI International, Inc.*	15,800	73,786
International Rectifier Corp.*	86,600	3,859,762
Intest Corp.*	8,300	36,520
Lam Research Corp.*	303,300	8,768,403
Microsemi Corp.*	19,100	331,576
National Semiconductor Corp.	469,020	8,418,909
Novellus Systems, Inc.*	412,100	11,493,469
Photronics, Inc.*^	22,300	367,950
Teradyne, Inc.*	902,650	15,408,235
Varian Semiconductor Equipment Associates, Inc.*^	193,300	7,123,105

		83,299,067

Software (0.5%)
Advent Software, Inc.*	4,000	81,920
American Software, Inc., Class A	30,900	186,327
Autodesk, Inc.	5,766	218,820
Borland Software Corp.*	11,400	133,152
ePlus, Inc.*	12,800	151,168
Evans & Sutherland Computer Co.*	100	697
Moldflow Corp.*	4,200	66,780
Netmanage, Inc.*	12,000	77,400
NetScout Systems, Inc.*	1,573	10,979
Phoenix Technologies Ltd.*^	400	3,304
PLATO Learning, Inc.*^	20,400	151,980

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Reynolds & Reynolds Co.	212,900	$5,643,979
Witness Systems, Inc.*^	36,941	644,990

		7,371,496

Total Information Technology		196,697,192

Materials (6.7%)
Chemicals (1.6%)
Airgas, Inc.	1,100	29,161
American Pacific Corp.	300	2,553
Arch Chemicals, Inc.^	33,100	952,618
Atlantis Plastics, Inc.*	2,100	37,380
Bairnco Corp.	200	2,230
Eastman Chemical Co.	46,000	2,655,580
Engelhard Corp.	212,300	6,511,241
FMC Corp.*	38,400	1,854,720
Georgia Gulf Corp.	23,500	1,170,300
Great Lakes Chemical Corp.	87,200	2,484,328
Hercules, Inc.*	14,700	218,295
LESCO, Inc.*	3,500	45,115
LSB Industries, Inc.*	6,300	50,022
Lubrizol Corp.	50,400	1,857,744
Mosaic Co.*^	109,360	1,784,755
RPM International, Inc.	1,600	31,456
Schulman (A.), Inc.^	45,946	983,704
Stepan Co.	6,300	153,468
Summa Industries	370	3,670
Terra Industries, Inc.*^	117,200	1,040,736

		21,869,076

Construction Materials (0.7%)
Ameron International Corp.	8,900	337,310
Eagle Materials, Inc.	600	51,810
Florida Rock Industries, Inc.	12,150	723,290
Lafarge North America, Inc.	19,600	1,005,872
Martin Marietta Materials, Inc.	33,173	1,780,063
Rinker Group Ltd.	586,851	4,899,346
Texas Industries, Inc.	2,600	162,188
U.S. Concrete, Inc.*	15,900	121,953
United States Lime & Minerals, Inc.*	500	5,675

		9,087,507

Containers & Packaging (1.6%)
Chesapeake Corp.	26,000	706,160
Owens-Illinois, Inc.*	15,700	355,605
Packaging Corp. of America	32,800	772,440
Pactiv Corp.*	401,800	10,161,522
Peak International Ltd.*^	2,900	11,872
Rock-Tenn Co., Class A	3,800	57,608
Smurfit-Stone Container Corp.*	365,700	6,831,276
Temple-Inland, Inc.	33,300	2,277,720

		21,174,203

Metals & Mining (2.1%)
Cleveland-Cliffs, Inc.^	1,900	197,334
Commercial Metals Co.	7,200	364,032
Compass Minerals International, Inc.	2,100	50,883
Consol Energy, Inc.	40,800	1,674,840
GrafTech International Ltd.*^	712,500	6,740,250
Grupo IMSA S.A. de C.V. (ADR)	29,400	784,098
Inco Ltd.*^	114,000	4,192,920
International Steel Group, Inc.*	79,300	3,216,408
Metal Management, Inc.^	39,496	1,061,258
Northwest Pipe Co.*	5,000	124,750
Nucor Corp.	31,412	1,644,104
Olympic Steel, Inc.*^	14,100	373,791
Oregon Steel Mills, Inc.*^	61,500	1,247,835
Peabody Energy Corp.	6,300	509,733
Quanex Corp.^	4,800	329,136
Roanoke Electric Steel Corp.	2,400	49,610
Rock of Ages Corp.	8,200	59,860
Ryerson Tull, Inc.^	32,500	511,875
Schnitzer Steel Industries, Inc.^	14,900	505,557
Southern Peru Copper Corp.^	25,600	1,208,576
Steel Dynamics, Inc.^	56,108	2,125,371
Steel Technologies, Inc.	4,000	110,040
Synalloy Corp.*	2,224	22,018
United States Steel Corp.	1,100	56,375
Webco Industries, Inc.*^	5,900	63,543
Worthington Industries, Inc.	32,000	626,560

		27,850,757

Paper & Forest Products (0.7%)
Deltic Timber Corp.^	500	21,225
Louisiana-Pacific Corp.^	163,700	4,377,338
Sappi Ltd. (ADR)^	317,900	4,609,550
Wausau-Mosinee Paper Corp.	30,500	544,730

		9,552,843

Total Materials		89,534,386

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.2%)
Atlantic Tele-Network, Inc.	1,700	55,250
Citizens Communications Co.	148,200	2,043,678
CT Communications, Inc.	10,900	134,070
D&E Communications, Inc.	2,100	25,305
Hector Communications Corp.*	1,980	43,263
Shenandoah Telecommunications Co.	100	2,995

		2,304,561

Wireless Telecommunication Services (0.6%)
Crown Castle International Corp.*	4,400	73,216
EMS Technologies, Inc.*	9,300	154,566
Nextel Partners, Inc., Class A*	2,800	54,712
NII Holdings, Inc.*	4,543	215,565
Price Communications Corp.*	22,725	422,458
Telephone & Data Systems, Inc.	53,800	4,139,910
United States Cellular Corp.*^	28,300	1,266,708
Western Wireless Corp., Class A*^	61,932	1,814,608

		8,141,743

Total Telecommunication Services		10,446,304

Utilities (4.3%)
Electric Utilities (3.2%)
Alliant Energy Corp.	189,400	5,416,840
Central Vermont Public Service Corp.	20,900	486,134
Duquesne Light Holdings, Inc.^	106,300	2,003,755
Edison International, Inc.	116,600	3,734,698
El Paso Electric Co.*	19,300	365,542
Green Mountain Power Corp.	7,400	213,342
Hawaiian Electric Industries, Inc.	900	26,235
Maine & Maritimes Corp.	1,636	43,109
Northeast Utilities	149,500	2,818,075
Pinnacle West Capital Corp.	129,600	5,755,536
PNM Resources Inc.	120,050	3,036,064
PPL Corp.	175,500	9,350,640
UIL Holdings Corp.^	5,300	271,890
Westar Energy, Inc.	182,700	4,178,349
Wisconsin Energy Corp.	146,500	4,938,515

		42,638,724

Gas Utilities (0.4%)
Atmos Energy Corp.	25,900	708,365
Chesapeake Utilities Corp.	1,000	26,700
New Jersey Resources Corp.^	100	4,334
South Jersey Industries, Inc.^	24,900	1,308,744
Southern Union Co.*^	1,900	45,562
UGI Corp.^	78,200	3,199,162

		5,292,867

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

	Number of Shares	Value (Note 1)
Multi-Utilities & Unregulated Power (0.6%)
Avista Corp.	2,400	$42,408
MDU Resources Group, Inc.	44,850	1,196,598
Oneok, Inc.^	149,500	4,248,790
Questar Corp.	60,600	3,088,176

		8,575,972

Water Utilities (0.1%)
California Water Service Group^	12,500	470,625
SJW Corp.^	4,200	152,880

		623,505

Total Utilities		57,131,068

Total Common Stocks (97.8%) (Cost $1,105,623,512)		1,310,554,806

SHORT-TERM DEBT SECURITIES:
Short-Term Fund of Cash Collateral for Securities Loaned (0.2%)
JPMorgan Securities Lending Collateral Investment Fund	3,008,040	3,008,040

	Principal Amount
Short-Term Investments of Cash Collateral for Securities Loaned (11.6%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$4,423,588	4,423,588
Capital One Corp.
2.40%, 9/15/05(l)	3,544,065	3,544,065
Citigroup Global Markets, Inc.
2.38%, 1/7/05(l)	4,423,588	4,423,588
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	8,493,288	8,493,288
Fortis Bank
2.39%, 2/16/05	4,423,588	4,423,588
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	91,690,642	91,690,642
Halogen Funding Co. LLC
2.44%, 1/14/05	3,538,967	3,538,967
Hartford Life, Inc.
2.41%, 1/2/06(l)	1,415,548	1,415,548
Lehman Brothers, Inc.
2.49%, 3/31/05(l)	619,302	619,302
Monte dei Paschi
2.42%, 2/22/05	4,423,588	4,423,588
Monumental Global Funding II
1.98%, 7/1/05(l)	1,948,796	1,948,796
New York Life Insurance Co.
2.39%, 3/31/05(l)	4,423,588	4,423,588
Nordea Bank N.Y.
2.35%, 9/6/05(l)	4,421,999	4,421,999
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	4,423,588	4,423,588
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	4,423,588	4,423,588
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06(l)	4,423,588	4,423,588
WestLB Covered Bond Bank plc
2.35%, 2/7/05	4,406,336	4,406,336

Total Short-Term Investments of Cash Collateral for Securities Loaned		155,467,647

Time Deposit (3.0%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	40,591,585	40,591,585

Total Short-Term Debt Securities (14.8%) (Amortized Cost $199,067,272)		199,067,272

Total Investments (112.6%) (Cost $1,304,690,784)		1,509,622,078
Other Assets Less Liabilities (-12.6%)		(169,102,119)

Net Assets (100%)		$1,340,519,959

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$931,111,922
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	637,584,788

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$216,595,326
Aggregate gross unrealized depreciation	(15,417,186)

Net unrealized appreciation	$201,178,140

Federal income tax cost of investments	$1,308,443,938

At December 31, 2004, the Portfolio had loaned securities with a total value $156,861,789. This was secured by collateral of $158,475,687 which was received in cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $6,434 as brokerage commissions with Advest, Inc., $5,277 with Bernstein (Sanford C.) & Co., and $395 with S.G. Cowen Securities Corp., affiliated broker/dealers.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2004

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.5%) Internet & Catalog Retail (5.1%)
Amazon.com, Inc.*	21,230	$940,277
eBay, Inc.*	121,245	14,098,368
IAC/InterActiveCorp*^	218,500	6,034,970
Shanda Interactive Entertainment Ltd. (ADR)*^(a)	125,020	5,313,350

		26,386,965

Media (1.4%)
DreamWorks Animation SKG, Inc., Class A*	250	9,378
Pixar*^	82,900	7,097,069

		7,106,447

Total Consumer Discretionary		33,493,412

Energy (1.9%)
Energy Equipment & Services (1.9%)
Cooper Cameron Corp.*	17,170	923,918
Halliburton Co.	54,960	2,156,630
Input/Output, Inc.*^	75,000	663,000
Nabors Industries Ltd.*	12,530	642,664
National-Oilwell, Inc.*	17,440	615,458
Schlumberger Ltd.	22,280	1,491,646
Transocean, Inc.*	40,270	1,707,045
Weatherford International Ltd.*	29,380	1,507,194

Total Energy		9,707,555

Health Care (1.9%)
Biotechnology (0.3%)
Amylin Pharmaceuticals, Inc.*^	50,000	1,168,000
Vicuron Pharmaceuticals, Inc.*	37,240	648,349

		1,816,349

Health Care Equipment & Supplies (0.4%)
Guidant Corp.	16,090	1,160,089
Nektar Therapeutics*^	41,550	840,972

		2,001,061

Health Care Providers & Services (0.1%)
PacifiCare Health Systems, Inc.*	6,910	390,553

Pharmaceuticals (1.1%)
Elan Corp. plc (ADR)*^	15,240	415,290
IVAX Corp.*	94,740	1,498,787
Johnson & Johnson	59,310	3,761,440

		5,675,517

Total Health Care		9,883,480

Industrials (2.1%)
Aerospace & Defense (0.5%)
United Technologies Corp.	27,570	2,849,359

Commercial Services & Supplies (0.8%)
Manpower, Inc.	18,500	893,550
Monster Worldwide, Inc.*	95,040	3,197,146

		4,090,696

Industrial Conglomerates (0.8%)
Tyco International Ltd.	110,000	3,931,400

Total Industrials		10,871,455

Information Technology (84.7%)
Communications Equipment (14.9%)
Avaya, Inc.*	301,780	5,190,616
Cisco Systems, Inc.*	908,735	17,538,585
Comverse Technology, Inc.*	274,800	6,718,860
Corning, Inc.*	874,155	10,288,804
F5 Networks, Inc.*	27,400	1,334,928
Juniper Networks, Inc.*	45,220	1,229,532
Motorola, Inc.	251,000	4,317,200
Nokia OYJ (ADR)	436,100	6,833,687
Powerwave Technologies, Inc.*^	58,670	497,522
QUALCOMM, Inc.	208,770	8,851,848
Research In Motion Ltd.*^	94,640	7,800,229
Scientific-Atlanta, Inc.	94,600	3,122,746
Telefonaktiebolaget LM Ericsson (ADR)*^	18,010	567,135
Utstarcom, Inc.*^	85,800	1,900,470

		76,192,162

Computers & Peripherals (13.6%)
Apple Computer, Inc.*(a)	106,780	6,876,632
Dell, Inc.*	213,200	8,984,248
EMC Corp.*	540,310	8,034,410
Hutchinson Technology, Inc.*^	90,400	3,125,128
International Business Machines Corp.	147,300	14,520,834
NCR Corp.*	169,170	11,711,639
Network Appliance, Inc.*	25,830	858,072
QLogic Corp.*	69,000	2,534,370
SanDisk Corp.*^	384,445	9,599,592
Sun Microsystems, Inc.*	483,240	2,599,831
Telvent GIT S.A.*	66,000	841,500

		69,686,256

Electronic Equipment & Instruments (2.6%)
Agilent Technologies, Inc.*	198,695	4,788,549
Flextronics International Ltd.*	433,200	5,986,824
Hon Hai Precision Industry Co., Ltd.	621,000	2,880,625

		13,655,998

Internet Software & Services (9.7%)
Google, Inc., Class A*^	35,770	6,907,187
McAfee, Inc.*	175,030	5,063,618
Netease.com (ADR)*^(a)	77,950	4,118,099
SINA Corp.*	15,890	509,433
Softbank Corp.	11,600	564,887
Tencent Holdings Ltd.*	3,113,000	1,862,345
VeriSign, Inc.*	335,570	11,248,306
Yahoo!, Inc.*	513,620	19,353,202

		49,627,077

IT Services (6.5%)
Accenture Ltd., Class A*	137,200	3,704,400
BISYS Group, Inc.*^	180,400	2,967,580
CheckFree Corp.*^	105,100	4,002,208
Cognizant Technology Solutions Corp., Class A*	69,940	2,960,560
Computer Sciences Corp.*	48,100	2,711,397
DST Systems, Inc.*	85,400	4,451,048
First Data Corp.	178,200	7,580,628
Greenfield Online, Inc.*	88,680	1,950,073
Infosys Technologies Ltd. (ADR)^	16,570	1,148,467
Iron Mountain, Inc.*	59,000	1,798,910

		33,275,271

Semiconductors & Semiconductor Equipment (18.0%)
Advanced Micro Devices, Inc.*	173,220	3,814,304
Altera Corp.*	272,945	5,649,961
Analog Devices, Inc.	138,000	5,094,960
Applied Materials, Inc.*	430,817	7,366,971
ASM International N.V.*^	154,811	2,540,449
ASML Holding N.V. (N.Y. Shares)*	189,175	3,009,774
Broadcom Corp., Class A*	151,120	4,878,154
Cypress Semiconductor Corp.*^	20,520	240,700
Fairchild Semiconductor International, Inc., Class A*	320,100	5,204,826
Intel Corp.	141,265	3,304,188
International Rectifier Corp.*	8,380	373,497
KLA-Tencor Corp.*	65,040	3,029,563

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AXA PREMIER VIP TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2004

	Number of Shares	Value (Note 1)
Lam Research Corp.*	205,800	$5,949,678
Marvell Technology Group Ltd.*	275,010	9,754,605
National Semiconductor Corp.	69,810	1,253,090
ON Semiconductor Corp.*^	504,200	2,289,068
Samsung Electronics Co., Ltd. (GDR)§	28,335	6,165,435
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	842,928	7,156,459
Teradyne, Inc.*	125,150	2,136,310
Texas Instruments, Inc.	292,765	7,207,874
Xilinx, Inc.	199,045	5,901,684

		92,321,550

Software (19.4%)
Adobe Systems, Inc.	116,875	7,332,737
Amdocs Ltd.*	295,595	7,759,369
Autodesk, Inc.	179,660	6,818,097
BEA Systems, Inc.*^	401,115	3,553,879
Business Objects S.A. (ADR)*^	326,810	8,281,365
Electronic Arts, Inc.*	71,400	4,403,952
Intuit, Inc.*	23,850	1,049,639
Macromedia, Inc.*	36,000	1,120,320
Mercury Interactive Corp.*	215,696	9,824,953
Microsoft Corp.	654,450	17,480,359
MicroStrategy, Inc., Class A*^	19,980	1,203,795
NCSoft Corp.*	8,280	670,270
Nintendo Co., Ltd.	11,500	1,444,374
Red Hat, Inc.*^	312,450	4,171,208
Salesforce.com, Inc.*^	7,700	130,438
SAP AG (ADR)	155,400	6,870,234
Symantec Corp.*	50,125	1,291,220
TIBCO Software, Inc.*	184,790	2,465,099
Trend Micro, Inc.*	64,100	3,459,286
VERITAS Software Corp.*	348,440	9,947,962

		99,278,556

Total Information Technology		434,036,870

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.0%)
Zte Corp.*	26,400	85,422

Wireless Telecommunication Services (0.6%)
Nextel Partners, Inc., Class A*^	144,700	2,827,438

Total Telecommunication Services (0.6%)		2,912,860

Total Common Stocks (97.7%) (Cost $441,393,556)		500,905,632

	Number of Warrants
WARRANTS:
Information Technology (0.2%)
Software (0.2%)
Tata Consultancy Services Ltd., $0.0001, expiring 8/10/05*†§	23,326	716,629

Total Warrants (0.2%) (Cost $437,578)		716,629

	Number of Shares
SHORT-TERM DEBT SECURITIES:
Short-Term Fund of Cash Collateral for Securities Loaned (0.2%)
JPMorgan Securities Lending Collateral Investment Fund	1,170,516	1,170,516

	Principal Amount	Value (Note 1)
Short-Term Investments of Cash Collateral for Securites Loaned (11.8%)
Banca Intesa S.p.A.
2.34%, 2/2/05	$1,721,347	$1,721,347
Capital One Corp., Series 02-A2
2.40%, 9/15/05 (l)	1,379,099	1,379,099
Citigroup Global Markets, Inc.
2.38%, 1/7/05 (l)	1,721,347	1,721,347
Deutsche Bank Securities, Inc.
2.31%, 2/1/05	3,304,984	3,304,984
Fortis Bank
2.39%, 2/16/05	1,721,346	1,721,346
Greenwich Capital Holdings, Inc.
2.38%, 1/3/05	35,679,492	35,679,492
Halogen Funding Co. LLC
2.44%, 1/14/05	1,377,115	1,377,115
Hartford Life, Inc.
2.41%, 1/2/06 (l)	550,831	550,831
Lehman Brothers, Inc.
2.49%, 3/31/05 (l)	240,989	240,989
Monte dei Paschi
2.42%, 2/22/05	1,721,347	1,721,347
Monumental Global Funding II
1.98%, 7/1/05 (l)	758,333	758,333
New York Life Insurance Co.
2.39%, 3/31/05 (l)	1,721,347	1,721,347
Nordea Bank N.Y.
2.35%, 9/6/05 (l)	1,720,728	1,720,728
Raiffeisen Zentralbank Oesterreich AG
2.36%, 2/2/05	1,721,347	1,721,347
Skandinaviska Enskilda Banken AB
2.35%, 1/31/05	1,721,347	1,721,347
Sun Trust Bank/Atlanta, Georgia
2.30%, 5/17/06 (l)	1,721,347	1,721,347
WestLB Covered Bond Bank plc
2.35%, 2/7/05	1,714,633	1,714,633

Total Short-Term Investments of Cash Collateral for Securites Loaned		60,496,979

Time Deposit (1.9%)
JPMorgan Chase Nassau, 1.74%, 1/3/05	9,630,245	9,630,245

Total Short-Term Debt Securities (13.9%) (Amortized Cost $ 71,297,740)		71,297,740

Total Investments Before Written Options (111.8%) (Cost/Amortized Cost $513,128,874)		572,920,001

	Number of Contracts (c)
OPTIONS WRITTEN:
Call Options (-0.1%)*
Apple Computer Co., Inc. (d)
January-2005 @ $65.00	(752)	(233,120)
Netease.com, Inc. (ADR) (d)
March-2005 @ $55.00	(390)	(140,400)
Shanda Interactive Entertainment Ltd. (d)
March-2005 @ $35.00	(200)	(206,000)

Total Options Written (-0.1%) (Premiums Received $535,638)		(579,520)

Total Investments (111.7%) (Cost/Amortized Cost $512,593,236)		572,340,481
Other Assets Less Liabilities (-11.7%)		(59,793,311)

Net Assets (100%)		$512,547,170

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PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2004

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $716,629 or 0.14% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2004, the market value of these securities amounted to $6,882,064 or 1.34% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any security might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(a)	Fully or partially pledged as collateral on outstanding written call options.
(c)	One contract relates to 100 shares.
(d)	Covered call option contracts written in connection with securities held.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2004.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Options written for the year ended December 31, 2004, were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2004	—	$—
Options Written	2,924	1,049,477
Options Terminated in Closing PurchaseTransactions	(813)	(318,127)
Options Expired	(397)	(70,021)
Options Exercised	(372)	(125,691)

Options Outstanding—December 31, 2004	1,342	$535,638

Investment security transactions for the year ended December 31, 2004 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$568,546,950
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	527,596,832

As of December 31, 2004, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,551,637
Aggregate gross unrealized depreciation	(12,080,226)

Net unrealized appreciation	$48,471,411

Federal income tax cost of investments	$524,448,590

At December 31, 2004, the Portfolio had loaned securities with a total value $60,019,114. This was secured by collateral of $61,667,495 which was received in cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2004, the Portfolio incurred approximately $3,401 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $237,767,161 of which $61,290,156 expires in the year 2008, $150,823,988 expires in the year 2009, and $25,653,017 expires in the year 2010.

Included in the capital loss carryforward amounts at December 31, 2004 are $237,767,161 of losses acquired from EQ/Technology Portfolio as a result of a tax free reorganization as discussed in Note 9. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized capital loss carryforward of $7,320,249 during 2004.

See Notes to Financial Statements.

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AXA CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value:
Affiliated issuers (Cost $109,462,749)	$111,036,919
Unaffiliated issuers (Amortized Cost $905,859)	905,859
Receivable from Separate Accounts for Trust shares sold	428,732
Receivable from investment manager	24,578
Dividends, interest and other receivables	691
Other assets	17

Total assets	112,396,796

LIABILITIES
Payable for securities purchased	902,190
Distribution fees payable - Class B	21,628
Administrative fees payable	16,168
Payable to Separate Accounts for Trust shares redeemed	1,925
Trustees’ fees payable	500
Accrued expenses	26,985

Total liabilities	969,396

NET ASSETS	$111,427,400

Net assets were comprised of:
Paid in capital	$109,402,352
Accumulated overdistributed net investment income	(136)
Accumulated undistributed net realized gain	451,014
Unrealized appreciation on investments	1,574,170

Net assets	$111,427,400

Class A
Net asset value, offering and redemption price per share, $2,070,723 / 191,658 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.80

Class B
Net asset value, offering and redemption price per share, $109,356,677 / 10,121,217 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.80

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,840,473
Interest	3,981

Total income	1,844,454

EXPENSES
Distribution fees - Class B	124,945
Administrative fees	111,040
Custodian fees	63,196
Investment management fees	51,234
Professional fees	21,609
Printing and mailing expenses	11,419
Trustees’ fees	1,443
Miscellaneous	585

Gross expenses	385,471
Less: Waiver of investment management fees	(51,234)
Reimbursement from investment manager	(158,040)

Net expenses	176,197

NET INVESTMENT INCOME	1,668,257

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	1,467,960
Net change in unrealized appreciation on securities	1,574,337

NET REALIZED AND UNREALIZED GAIN	3,042,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,710,554

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	July 31, 2003* to December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,668,257	$50,047
Net realized gain on investments	1,467,960	7,203
Net change in unrealized appreciation (depreciation) on investments	1,574,337	(167)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,710,554	57,083

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(54,927)	(1,149)
Class B	(2,533,049)	(49,119)

	(2,587,976)	(50,268)

Distributions from net realized capital gains
Class A	(1,990)	—
Class B	(102,411)	—

	(104,401)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,692,377)	(50,268)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 422,099 and 4,942 shares, respectively ]	4,491,523	51,532
Capital shares issued in reinvestment of dividends and distributions [ 5,279 and 111 shares, respectively ]	56,917	1,149
Capital shares repurchased [ (244,577) and (1,196) shares, respectively ]	(2,650,986)	(12,460)

Total Class A transactions	1,897,454	40,221

Class B
Capital shares sold [ 12,047,086 and 585,324 shares, respectively ]	128,189,761	6,117,160
Capital shares issued in reinvestment of dividends and distributions [ 244,437 and 4,717 shares, respectively ]	2,635,460	49,119
Capital shares repurchased [ (2,742,940) and (22,407) shares, respectively ]	(29,392,501)	(234,266)

Total Class B transactions	101,432,720	5,932,013

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	103,330,174	5,972,234

TOTAL INCREASE IN NET ASSETS	105,348,351	5,979,049
NET ASSETS:
Beginning of period	6,079,049	100,000

End of period (a)	$111,427,400	$6,079,049

(a) Includes accumulated overdistributed net investment income of	$(136)	$—

* Class A and Class B commenced operations on July 31, 2003.

See Notes to Financial Statements.

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AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value:
Affiliated issuers (Cost $210,163,968)	$216,134,324
Unaffiliated issuers (Amortized Cost $597,462)	597,462
Receivable from Separate Accounts for Trust shares sold	306,795
Receivable from investment manager	37,012
Dividends, interest and other receivables	1,277
Other assets	30

Total assets	217,076,900

LIABILITIES
Payable for securities purchased	591,457
Distribution fees payable - Class B	42,863
Administrative fees payable	28,807
Payable to Separate Accounts for Trust shares redeemed	10,545
Trustees’ fees payable	500
Accrued expenses	29,877

Total liabilities	704,049

NET ASSETS	$216,372,851

Net assets were comprised of:
Paid in capital	$209,176,311
Accumulated overdistributed net investment income	(244)
Accumulated undistributed net realized gain	1,226,428
Unrealized appreciation on investments	5,970,356

Net assets	$216,372,851

Class A
Net asset value, offering and redemption price per share, $1,402,679 / 124,969 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.22

Class B
Net asset value, offering and redemption price per share, $214,970,172 / 19,152,594 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.22

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$2,986,254
Interest	7,010

Total income	2,993,264

EXPENSES
Distribution fees - Class B	238,604
Administrative fees	178,538
Investment management fees	96,103
Custodian fees	68,080
Professional fees	22,563
Printing and mailing expenses	18,233
Trustees’ fees	1,939
Miscellaneous	734

Gross expenses	624,794
Less: Waiver of investment management fees	(96,103)
Reimbursement from investment manager	(193,915)

Net expenses	334,776

NET INVESTMENT INCOME	2,658,488

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	3,283,997
Net change in unrealized appreciation on securities	5,884,663

NET REALIZED AND UNREALIZED GAIN	9,168,660

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,827,148

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	July 31, 2003* to December 31, 2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,658,488	$97,774
Net realized gain on investments	3,283,997	14,204
Net change in unrealized appreciation on investments	5,884,663	85,693

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,827,148	197,671

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(33,388)	(2,836)
Class B	(4,567,574)	(95,329)

	(4,600,962)	(98,165)

Distributions from net realized capital gains
Class A	(842)	—
Class B	(128,468)	—

	(129,310)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,730,272)	(98,165)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 151,937 and 20,802 shares, respectively ]	1,662,001	218,410
Capital shares issued in reinvestment of dividends and distributions [ 3,059 and 268 shares, respectively ]	34,230	2,836
Capital shares repurchased [ (51,117) and (4,980) shares, respectively ]	(560,173)	(52,214)

Total Class A transactions	1,136,058	169,032

Class B
Capital shares sold [ 19,877,211 and 926,085 shares, respectively ]	215,775,745	9,778,943
Capital shares issued in reinvestment of dividends and distributions [ 419,704 and 8,999 shares, respectively ]	4,696,042	95,329
Capital shares repurchased [ (2,034,454) and (49,951) shares, respectively ]	(22,043,116)	(531,564)

Total Class B transactions	198,428,671	9,342,708

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	199,564,729	9,511,740

TOTAL INCREASE IN NET ASSETS	206,661,605	9,611,246
NET ASSETS:
Beginning of period	9,711,246	100,000

End of period (a)	$216,372,851	$9,711,246

(a) Includes accumulated overdistributed net investment income of	$(244)	$—

* Class A and Class B commenced operations on July 31, 2003.

See Notes to Financial Statements.

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AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value:
Affiliated issuers (Cost $4,926,386,557)	$5,500,231,473
Unaffiliated issuers (Amortized Cost $2,276,192)	2,276,192
Receivable from Separate Accounts for Trust shares sold	5,132,144
Dividends, interest and other receivables	168,277

Total assets	5,507,808,086

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,795,481
Payable for securities purchased	1,441,817
Administrative fees payable	686,500
Distribution fees payable - Class B	480,630
Investment management fees payable	352,059
Trustees’ fees payable	176,905
Accrued expenses	253,574

Total liabilities	6,186,966

NET ASSETS	$5,501,621,120

Net assets were comprised of:
Paid in capital	$5,622,570,605
Accumulated overdistributed net investment income	(182,947)
Accumulated net realized loss	(694,643,861)
Unrealized appreciation on investments	573,877,323

Net assets	$5,501,621,120

Class A
Net asset value, offering and redemption price per share, $3,160,073,688 / 203,707,771 shares out-standing (unlimited amount authorized: $0.001 par value)	$15.51

Class B
Net asset value, offering and redemption price per share, $2,341,547,432 / 151,785,618 shares out-standing (unlimited amount authorized: $0.001 par value)	$15.43

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (Including dividend income of $83,925,377 from affiliates)	$83,929,712
Interest	39,295

Total income	83,969,007

EXPENSES
Administrative fees	7,265,865
Investment management fees	4,802,828
Distribution fees - Class B	4,306,599
Professional fees	144,590
Custodian fees	51,100
Trustees’ fees	83,440

Gross expenses	16,654,422
Less: Waiver of investment management fees	(4,802,828)
Reimbursement from investment manager	(2,740,516)
Fees paid indirectly	(663,384)

Net expenses	8,447,694

NET INVESTMENT INCOME	75,521,313

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	112,312,525
Foreign currency transactions	955

Net realized gain	112,313,480

Change in unrealized appreciation on:
Securities	248,679,491
Foreign currency translations	11,015

Net change in unrealized appreciation	248,690,506

NET REALIZED AND UNREALIZED GAIN	361,003,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$436,525,299

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$75,521,313	$93,280,770
Net realized gain (loss) on investments and foreign currency transactions	112,313,480	(14,312,826)
Net change in unrealized appreciation on investments and foreign currency translations	248,690,506	614,461,718

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	436,525,299	693,429,662

DIVIDENDS:
Dividends from net investment income
Class A	(86,033,953)	(71,522,095)
Class B	(57,416,359)	(25,115,701)

TOTAL DIVIDENDS	(143,450,312)	(96,637,796)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 5,242,079 and 5,302,962 shares, respectively ]	78,493,329	72,331,114
Capital shares issued in reinvestment of dividends [ 5,566,360 and 4,929,043 shares, respectively ]	86,033,953	71,522,095
Capital shares repurchased [ (21,793,525) and (27,454,395) shares, respectively ]	(325,705,419)	(367,958,101)

Total Class A transactions	(161,178,137)	(224,104,892)

Class B
Capital shares sold [ 71,918,114 and 38,105,861 shares, respectively ]	1,066,438,464	518,181,598
Capital shares issued in reinvestment of dividends [ 3,735,336 and 1,740,321 shares, respectively ]	57,416,359	25,115,701
Capital shares repurchased [ (10,563,773) and (6,498,599) shares, respectively ]	(156,787,986)	(86,471,626)

Total Class B transactions	967,066,837	456,825,673

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	805,888,700	232,720,781

TOTAL INCREASE IN NET ASSETS	1,098,963,687	829,512,647
NET ASSETS:
Beginning of year	4,402,657,433	3,573,144,786

End of year(a)	$5,501,621,120	$4,402,657,433

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(182,947)	$(146,715)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value:
Affiliated issuers (Cost $ 959,651,795)	$1,012,738,693
Unaffiliated issuers (Amortized Cost $6,134,717)	6,134,717
Receivable from Separate Accounts for Trust shares sold	4,381,661
Receivable from investment manager	107,431
Dividends, interest and other receivables	8,089
Other assets	113

Total assets	1,023,370,704

LIABILITIES
Payable for securities purchased	6,107,987
Distribution fees payable - Class B	194,206
Administrative fees payable	121,181
Payable to Separate Accounts for Trust shares redeemed	2,246
Trustees’ fees payable	500
Accrued expenses	56,655

Total liabilities	6,482,775

NET ASSETS	$1,016,887,929

Net assets were comprised of:
Paid in capital	$954,860,731
Accumulated overdistributed net investment income	(945)
Accumulated undistributed net realized gain	8,941,245
Unrealized appreciation on investments	53,086,898

Net assets	$1,016,887,929

Class A
Net asset value, offering and redemption price per share, $13,194,139 / 1,076,978 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.25

Class B
Net asset value, offering and redemption price per share, $1,003,693,790 / 81,923,863 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.25

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$9,184,810
Interest	34,355

Total income	9,219,165

EXPENSES
Distribution fees - Class B	968,987
Administrative fees	626,131
Investment management fees	393,581
Custodian fees	74,264
Printing and mailing expenses	65,743
Professional fees	28,918
Trustees’ fees	5,153
Miscellaneous	1,410

Gross expenses	2,164,187
Less: Waiver of investment management fees	(393,581)
Reimbursement from investment manager	(407,448)

Net expenses	1,363,158

NET INVESTMENT INCOME	7,856,007

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	18,868,543
Net change in unrealized appreciation on securities	52,294,948

NET REALIZED AND UNREALIZED GAIN	71,163,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,019,498

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	July 31, 2003* to December 31, 2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,856,007	$161,465
Net realized gain on investments	18,868,543	21,353
Net change in unrealized appreciation on investments	52,294,948	791,950

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	79,019,498	974,768

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(259,766)	(7,584)
Class B	(17,317,128)	(154,989)

	(17,576,894)	(162,573)

Distributions from net realized capital gains
Class A	(3,070)	—
Class B	(224,899)	—

	(227,969)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(17,804,863)	(162,573)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,080,990 and 100,202 shares, respectively ]	12,482,142	1,091,540
Capital shares issued in reinvestment of dividends and distributions [ 21,599 and 687 shares, respectively ]	262,836	7,584
Capital shares repurchased [ (131,117) and (383) shares, respectively ]	(1,488,202)	(4,120)

Total Class A transactions	11,256,776	1,095,004

Class B
Capital shares sold [ 79,484,096 and 2,553,772 shares, respectively ]	914,985,919	27,752,232
Capital shares issued in reinvestment of dividends and distributions [ 1,441,389 and 14,044 shares, respectively ]	17,542,027	154,989
Capital shares repurchased [ (1,541,711) and (32,727) shares, respectively ]	(17,673,332)	(352,516)

Total Class B transactions	914,854,614	27,554,705

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	926,111,390	28,649,709

TOTAL INCREASE IN NET ASSETS	987,326,025	29,461,904
NET ASSETS:
Beginning of period	29,561,904	100,000

End of period (a)	$1,016,887,929	$29,561,904

(a) Includes accumulated overdistributed net investment income of	$(945)	$—

* Class A and Class B commenced operations on July 31, 2003.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value:
Affiliated issuers (Cost $230,017,090)	$246,335,569
Unaffiliated issuers (Amortized Cost $349,232)	349,232
Receivable from Separate Accounts for Trust shares sold	1,239,289
Receivable from investment manager	39,848
Dividends, interest and other receivables	1,367
Other assets	37

Total assets	247,965,342

LIABILITIES
Payable for securities purchased	344,776
Payable to Separate Accounts for Trust shares redeemed	183,728
Distribution fees payable - Class B	47,784
Administrative fees payable	32,272
Trustees’ fees payable	500
Accrued expenses	28,986

Total liabilities	638,046

NET ASSETS	$247,327,296

Net assets were comprised of:
Paid in capital	$228,983,601
Accumulated overdistributed net investment income	(271)
Accumulated undistributed net realized gain	2,025,487
Unrealized appreciation on investments	16,318,479

Net assets	$247,327,296

Class A
Net asset value, offering and redemption price per share, $5,704,445 / 458,727 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.44

Class B
Net asset value, offering and redemption price per share, $241,622,851 / 19,431,275 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,085,387
Interest	6,042

Total income	1,091,429

EXPENSES
Distribution fees - Class B	259,956
Administrative fees	195,991
Investment management fees	107,709
Custodian fees	67,480
Professional fees	22,807
Printing and mailing expenses	20,690
Trustees’ fees	2,070
Miscellaneous	712

Gross expenses	677,415
Less: Waiver of investment management fees	(107,709)
Reimbursement from investment manager	(201,866)

Net expenses	367,840

NET INVESTMENT INCOME	723,589

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	4,289,958
Net change in unrealized appreciation on securities	16,108,460

NET REALIZED AND UNREALIZED GAIN	20,398,418

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,122,007

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	July 31, 2003* to December 31, 2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$723,589	$20,207
Net realized gain on investments	4,289,958	5,813
Net change in unrealized appreciation on investments	16,108,460	210,019

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	21,122,007	236,039

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(78,814)	(2,905)
Class B	(2,777,984)	(18,015)

	(2,856,798)	(20,920)

Distributions from net realized capital gains
Class A	(3,252)	—
Class B	(133,480)	—

	(136,732)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,993,530)	(20,920)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 465,927 and 58,800 shares, respectively ]	5,412,549	650,974
Capital shares issued in reinvestment of dividends and distributions [ 6,644 and 261 shares, respectively ]	82,066	2,905
Capital shares repurchased [ (63,112) and (14,793) shares, respectively ]	(731,168)	(165,951)

Total Class A transactions	4,763,447	487,928

Class B
Capital shares sold [ 19,655,662 and 699,683 shares, respectively ]	226,421,878	7,683,994
Capital shares issued in reinvestment of dividends and distributions [ 235,668 and 1,619 shares, respectively ]	2,911,464	18,015
Capital shares repurchased [ (1,153,180) and (13,177) shares, respectively ]	(13,259,764)	(143,262)

Total Class B transactions	216,073,578	7,558,747

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	220,837,025	8,046,675

TOTAL INCREASE IN NET ASSETS	238,965,502	8,261,794
NET ASSETS:
Beginning of period	8,361,794	100,000

End of period (a)	$247,327,296	$8,361,794

(a) Includes accumulated overdistributed net investment income of	$(271)	$—

* Class A and Class B commenced operations on July 31, 2003.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Securities on loan at market value $316,170,583):
Unaffiliated issuers (Cost $2,620,039,278)	$3,069,479,176
Affiliated issuers (Cost $12,924,077)	14,652,955
Foreign cash (Cost $645)	681
Receivable for securities sold	8,567,599
Receivable from Separate Accounts for Trust shares sold	1,620,500
Dividends, interest and other receivables	1,057,183

Total assets	3,095,378,094

LIABILITIES
Overdraft payable	2,430,568
Collateral held for loaned securities	323,076,443
Payable for securities purchased	21,801,362
Payable to Separate Accounts for Trust shares redeemed	2,089,621
Investment management fees payable	1,394,979
Administrative fees payable	368,508
Trustees’ fees payable	104,829
Distribution fees payable - Class B	53,916
Accrued expenses	236,985

Total liabilities	351,557,211

NET ASSETS	$2,743,820,883

Net assets were comprised of:
Paid in capital	$3,432,687,151
Accumulated overdistributed net investment income	(94,047)
Accumulated net realized loss	(1,139,943,909)
Unrealized appreciation on investments	451,171,688

Net assets	$2,743,820,883

Class A
Net asset value, offering and redemption price per share, $2,485,132,029 / 98,515,177 shares outstanding (unlimited amount authorized: $0.001 par value)	$25.23

Class B
Net asset value, offering and redemption price per share, $258,688,854 / 10,383,631 shares outstanding (unlimited amount authorized: $0.001 par value)	$24.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $46,030 foreign withholding tax)	$12,555,802
Interest	417,535
Securities lending (net)	560,368

Total income	13,533,705

EXPENSES
Investment management fees	14,977,256
Administrative fees	3,848,980
Distribution fees - Class B	588,718
Custodian fees	357,700
Professional fees	151,810
Trustees’ fees	44,907
Miscellaneous	21,515

Gross expenses	19,990,886
Less: Fees paid indirectly	(2,944,894)

Net expenses	17,045,992

NET INVESTMENT LOSS	(3,512,287)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	262,254,017
Foreign currency transactions	(368,140)

Net realized gain	261,885,877

Change in unrealized appreciation on:
Securities	42,247,362
Foreign currency translations	373,357

Net change in unrealized appreciation	42,620,719

NET REALIZED AND UNREALIZED GAIN	304,506,596

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$300,994,309

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,512,287)	$(1,967,551)
Net realized gain on investments and foreign currency transactions	261,885,877	41,213,374
Net change in unrealized appreciation on investments and foreign currency translations	42,620,719	552,727,301

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	300,994,309	591,973,124

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 12,387,235 and 22,922,788 shares, respectively ]	282,953,198	448,429,945
Capital shares repurchased [ (9,289,419) and (9,396,394) shares, respectively ]	(213,330,724)	(174,837,186)

Total Class A transactions	69,622,474	273,592,759

Class B
Capital shares sold [ 2,870,747 and 2,589,874 shares, respectively ]	65,518,240	49,864,956
Capital shares repurchased [ (2,630,384) and (1,535,259) shares, respectively ]	(59,583,674)	(28,693,901)

Total Class B transactions	5,934,566	21,171,055

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	75,557,040	294,763,814

TOTAL INCREASE IN NET ASSETS	376,551,349	886,736,938
NET ASSETS:
Beginning of year	2,367,269,534	1,480,532,596

End of year (a)	$2,743,820,883	$2,367,269,534

(a) Includes accumulated overdistributed net investment income of	$(94,047)	$(114,485)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $2,159,251,796) (Securities on loan at market value $346,837,813)	$2,171,107,845
Cash	193,090
Foreign cash (Cost $838,644)	854,778
Receivable for forward commitments	104,850,999
Receivable for securities sold	21,130,472
Dividends, interest and other receivables	11,979,104
Receivable from Separate Accounts for Trust shares sold	2,909,140
Unrealized appreciation of forward foreign currency contracts	25,177
Variation margin receivable on futures contracts	546,047

Total assets	2,313,596,652

LIABILITIES
Payable for securities purchased	300,709,486
Payable for forward commitments	149,957,161
Collateral held for loaned securities	73,051,140
Securities sold short (Proceeds received $61,819,413)	61,837,149
Investment management fees payable	643,571
Payable to Separate Accounts for Trust shares redeemed	238,719
Administrative fees payable	230,057
Options written, at value (Premiums received $448,072)	227,345
Distribution fees payable - Class B	164,776
Unrealized depreciation of forward foreign currency contracts	101,402
Trustees’ fees payable	500
Accrued expenses	128,327

Total liabilities	587,289,633

NET ASSETS	$1,726,307,019

Net assets were comprised of:
Paid in capital	$1,718,205,049
Accumulated undistributed net investment income	1,781,916
Accumulated net realized loss	(5,507,657)
Unrealized appreciation on investments	11,827,711

Net assets	$1,726,307,019

Class A
Net asset value, offering and redemption price per share, $944,329,585 / 90,567,541 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.43

Class B
Net asset value, offering and redemption price per share, $781,977,434 / 75,057,145 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.42

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Interest (net of $1,014 foreign withholding tax)	$42,574,071
Securities lending (net)	271,796

Total income	42,845,867

EXPENSES
Investment management fees	8,335,577
Administrative fees	2,225,644
Distribution fees - Class B	1,823,100
Custodian fees	227,653
Printing and mailing expenses	181,634
Professional fees	79,704
Trustees’ fees	22,397
Miscellaneous	19,474

Gross expenses	12,915,183
Less: Waiver of investment management fees	(1,360,744)
Fees paid indirectly	(536)

Net expenses	11,553,903

NET INVESTMENT INCOME	31,291,964

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	11,065,590
Securities sold short	(289,094)
Options written	1,778,204
Futures	8,892,070
Foreign currency transactions	894,454

Net realized gain	22,341,224

Change in unrealized appreciation (depreciation) on:
Securities	4,180,832
Securities sold short	4,233
Options written	180,716
Futures	(68,568)
Foreign currency translations	(1,332,469)

Net change in unrealized appreciation	2,964,744

NET REALIZED AND UNREALIZED GAIN	25,305,968

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,597,932

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$31,291,964	$13,907,099
Net realized gain on investments and foreign currency transactions	22,341,224	13,185,115
Net change in unrealized appreciation on investments and foreign currency translations	2,964,744	3,870,954

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	56,597,932	30,963,168

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(16,968,827)	(3,959,870)
Class B	(16,495,511)	(11,737,046)

	(33,464,338)	(15,696,916)

Distributions from net realized capital gains
Class A	(12,739,835)	(4,094,468)
Class B	(11,146,600)	(7,120,152)

	(23,886,435)	(11,214,620)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(57,350,773)	(26,911,536)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 48,261,586 and 44,329,051 shares, respectively ]	504,628,471	457,142,601
Capital shares issued in reinvestment of dividends and distributions [ 2,845,764 and 773,894 shares, respectively ]	29,708,662	8,054,338
Capital shares repurchased [ (1,940,367) and (4,147,170) shares, respectively ]	(20,356,140)	(43,528,066)

Total Class A transactions	513,980,993	421,668,873

Class B
Capital shares sold [ 21,688,113 and 40,610,893 shares, respectively ]	226,916,518	425,184,968
Capital shares issued in reinvestment of dividends and distributions [ 2,649,707 and 1,807,362 shares, respectively ]	27,642,111	18,857,198
Capital shares repurchased [ (13,276,377) and (11,759,985) shares, respectively ]	(138,689,186)	(122,755,963)

Total Class B transactions	115,869,443	321,286,203

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	629,850,436	742,955,076

TOTAL INCREASE IN NET ASSETS	629,097,595	747,006,708
NET ASSETS:
Beginning of year	1,097,209,424	350,202,716

End of year (a)	$1,726,307,019	$1,097,209,424

(a) Includes accumulated undistributed net investment income of	$1,781,916	$342,963

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP HEALTH CARE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $277,198,911) (Securities on loan at market value $23,227,891)	$304,091,063
Foreign cash (Cost $38,847)	39,498
Receivable for securities sold	3,216,039
Dividends, interest and other receivables	182,088
Receivable from Separate Accounts for Trust shares sold	168,980
Other assets	78

Total assets	307,697,746

LIABILITIES
Collateral held for loaned securities	23,634,362
Payable for securities purchased	2,349,057
Investment management fees payable	277,303
Recoupment fees payable	75,473
Distribution fees payable - Class B	55,619
Payable to Separate Accounts for Trust shares redeemed	53,308
Administrative fees payable	47,531
Trustees’ fees payable	500
Accrued expenses	46,204

Total liabilities	26,539,357

NET ASSETS	$281,158,389

Net assets were comprised of:
Paid in capital	$250,459,811
Accumulated overdistributed net investment income	(18,730)
Accumulated undistributed net realized gain	3,820,389
Unrealized appreciation on investments	26,896,919

Net assets	$281,158,389

Class A
Net asset value, offering and redemption price per share, $10,588,203 / 981,895 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.78

Class B
Net asset value, offering and redemption price per share, $270,570,186 / 25,288,986 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$2,188,505
Interest	133,362
Securities lending (net)	33,230

Total income	2,355,097

EXPENSES
Investment management fees	2,787,894
Distribution fees - Class B	559,251
Administrative fees	493,416
Recoupment fees	257,992
Custodian fees	93,623
Professional fees	49,141
Printing and mailing expenses	27,148
Trustees’ fees	5,507
Miscellaneous	4,299

Gross expenses	4,278,271
Less: Fees paid indirectly	(82,660)

Net expenses	4,195,611

NET INVESTMENT LOSS	(1,840,514)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	20,973,088
Foreign currency transactions	(2,130)

Net realized gain	20,970,958

Change in unrealized appreciation (depreciation) on:
Securities	8,329,314
Foreign currency translations	(8,074)

Net change in unrealized appreciation	8,321,240

NET REALIZED AND UNREALIZED GAIN	29,292,198

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,451,684

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,840,514)	$(933,792)
Net realized gain on investments and foreign currency transactions	20,970,958	6,753,784
Net change in unrealized appreciation on investments and foreign currency translations	8,321,240	21,130,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	27,451,684	26,950,225

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(608,701)	(56,867)
Class B	(15,755,908)	(1,453,162)

TOTAL DISTRIBUTIONS	(16,364,609)	(1,510,029)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 694,512 and 601,704 shares, respectively ]	7,319,089	5,547,188
Capital shares issued in reinvestment of distributions [ 57,821 and 5,653 shares, respectively ]	608,701	56,867
Capital shares repurchased [ (394,621) and (295,476) shares, respectively ]	(4,130,996)	(2,679,240)

Total Class A transactions	3,796,794	2,924,815

Class B
Capital shares sold [ 12,536,546 and 11,855,531 shares, respectively ]	131,612,439	107,536,441
Capital shares issued in reinvestment of distributions [ 1,507,686 and 145,159 shares, respectively ]	15,755,908	1,453,162
Capital shares repurchased [ (5,223,805) and (1,755,865) shares, respectively ]	(54,886,169)	(15,894,152)

Total Class B transactions	92,482,178	93,095,451

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	96,278,972	96,020,266

TOTAL INCREASE IN NET ASSETS	107,366,047	121,460,462
NET ASSETS:
Beginning of year	173,792,342	52,331,880

End of year (a)	$281,158,389	$173,792,342

(a) Includes accumulated overdistributed net investment income of	$(18,730)	$(21,682)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $1,886,355,253)	$1,969,592,858
Cash	645,218
Foreign cash (Cost $36,847)	37,823
Dividends, interest and other receivables	36,535,702
Receivable from Separate Accounts for Trust shares sold	3,610,856
Receivable for securities sold	622,905
Variation margin receivable on futures contracts	19,862

Total assets	2,011,065,224

LIABILITIES
Payable for securities purchased	4,597,502
Investment management fees payable	963,754
Payable to Separate Accounts for Trust shares redeemed	752,277
Unrealized depreciation of forward foreign currency contracts	371,739
Administrative fees payable	255,840
Distribution fees payable - Class B	214,077
Options written, at value (Premiums received $226,080)	104,000
Trustees’ fees payable	17,652
Accrued expenses	130,498

Total liabilities	7,407,339

NET ASSETS	$2,003,657,885

Net assets were comprised of:
Paid in capital	$2,252,328,675
Accumulated overdistributed net investment income	(913,140)
Accumulated net realized loss	(330,511,631)
Unrealized appreciation on investments	82,753,981

Net assets	$2,003,657,885

Class A
Net asset value, offering and redemption price per share, $974,088,105 / 169,545,501 shares outstanding (unlimited amount authorized: $0.001 par value)	$5.75

Class B
Net asset value, offering and redemption price per share, $1,029,569,780 / 180,291,591 shares outstanding (unlimited amount authorized: $0.001 par value)	$5.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$137,847,682
Dividends	1,095,383

Total income	138,943,065

EXPENSES
Investment management fees	10,158,326
Administrative fees	2,738,820
Distribution fees - Class B	2,286,620
Custodian fees	127,882
Professional fees	122,133
Trustees’ fees	29,561
Printing and mailing expenses	3,580
Miscellaneous	28,492

Total expenses	15,495,414

NET INVESTMENT INCOME	123,447,651

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	24,480,159
Futures	(55,638)
Foreign currency transactions	(1,445,801)

Net realized gain	22,978,720

Change in unrealized appreciation (depreciation) on:
Securities	6,574,286
Options written	122,080
Futures	(249,700)
Foreign currency translations	75,370

Net change in unrealized appreciation	6,522,036

NET REALIZED AND UNREALIZED GAIN	29,500,756

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,948,407

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$123,447,651	$75,277,817
Net realized gain on investments and foreign currency transactions	22,978,720	30,582,051
Net change in unrealized appreciation on investments and foreign currency translations	6,522,036	99,046,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	152,948,407	204,906,222

DIVIDENDS:
Dividends from net investment income
Class A	(60,875,365)	(38,556,069)
Class B	(61,649,986)	(38,103,162)

TOTAL DIVIDENDS	(122,525,351)	(76,659,231)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 64,506,981 and 128,389,014 shares, respectively ]	374,962,842	697,202,082
Capital shares issued in reinvestment of dividends [ 10,630,928 and 6,887,229 shares, respectively ]	60,875,365	38,556,069
Capital shares repurchased [ (44,840,963) and (44,609,991) shares, respectively ]	(259,468,874)	(244,382,131)

Total Class A transactions	176,369,333	491,376,020

Class B
Capital shares sold [ 52,115,918 and 89,340,864 shares, respectively ]	298,194,075	482,263,366
Capital shares issued in reinvestment of dividends [ 10,830,776 and 6,849,159 shares, respectively ]	61,649,986	38,103,162
Capital shares repurchased [ (29,774,350) and (18,082,328) shares, respectively ]	(170,097,325)	(98,035,825)

Total Class B transactions	189,746,736	422,330,703

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	366,116,069	913,706,723

TOTAL INCREASE IN NET ASSETS	396,539,125	1,041,953,714
NET ASSETS:
Beginning of year	1,607,118,760	565,165,046

End of year(a)	$2,003,657,885	$1,607,118,760

(a) Includes accumulated overdistributed net investment income of	$(913,140)	$(496,851)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $544,511,639) (Securities on loan at market value $44,520,316)	$615,173,159
Cash	9,919,152
Foreign cash (Cost $1,869,292)	1,931,125
Receivable for securities sold	3,780,110
Receivable from Separate Accounts for Trust shares sold	3,159,760
Dividends, interest and other receivables	687,416
Unrealized appreciation of forward foreign currency contracts	197,609
Other assets	95,470

Total assets	634,943,801

LIABILITIES
Collateral held for loaned securities	46,875,417
Payable for securities purchased	11,749,232
Investment management fees payable	477,170
Unrealized depreciation of forward foreign currency contracts	165,240
Recoupment fees payable	129,951
Administrative fees payable	81,469
Distribution fees payable - Class B	67,516
Payable to Separate Accounts for Trust shares redeemed	21,405
Trustees’ fees payable	500
Accrued expenses	115,706

Total liabilities	59,683,606

NET ASSETS	$575,260,195

Net assets were comprised of:
Paid in capital	$492,299,704
Accumulated overdistributed net investment income	(1,992,517)
Accumulated undistributed net realized gain	14,174,112
Unrealized appreciation on investments	70,778,896

Net assets	$575,260,195

Class A
Net asset value, offering and redemption price per share, $238,905,803 / 19,680,417 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.14

Class B
Net asset value, offering and redemption price per share, $336,354,392 / 27,754,322 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $830,071 foreign withholding tax)	$7,428,298
Interest	141,563
Securities lending (net)	200,854

Total income	7,770,715

EXPENSES
Investment management fees	3,583,313
Administrative fees	658,183
Distribution fees - Class B	606,012
Custodian fees	468,619
Recoupment fees	467,437
Professional fees	52,644
Printing and mailing expenses	42,928
Trustees’ fees	7,091
Miscellaneous	6,862

Gross expenses	5,893,089
Less: Fees paid indirectly	(155,504)

Net expenses	5,737,585

NET INVESTMENT INCOME	2,033,130

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	27,206,670
Futures	141,641
Foreign currency transactions	(105,158)

Net realized gain	27,243,153

Change in unrealized appreciation (depreciation) on:
Securities	42,297,793
Futures	(13,304)
Foreign currency translations	83,945

Net change in unrealized appreciation	42,368,434

NET REALIZED AND UNREALIZED GAIN	69,611,587

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,644,717

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,033,130	$300,946
Net realized gain on investments and foreign currency transactions	27,243,153	509,535
Net change in unrealized appreciation on investments and foreign currency translations	42,368,434	32,772,519

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	71,644,717	33,583,000

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,991,568)	(86,031)
Class B	(2,226,889)	(739,554)

	(4,218,457)	(825,585)

Distributions from net realized capital gains
Class A	(4,614,868)	—
Class B	(6,724,428)	—

	(11,339,296)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,557,753)	(825,585)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 17,986,446 and 1,356,581 shares, respectively ]	200,704,998	13,242,026
Capital shares issued in reinvestment of dividends and distributions [ 561,628 and 8,350 shares, respectively ]	6,606,436	86,031
Capital shares repurchased [ (377,354) and (129,991) shares, respectively ]	(4,205,387)	(1,165,590)

Total Class A transactions	203,106,047	12,162,467

Class B
Capital shares sold [ 17,209,642 and 16,243,807 shares, respectively ]	190,545,953	144,354,968
Capital shares issued in reinvestment of dividends and distributions [ 763,095 and 71,887 shares, respectively ]	8,951,317	739,554
Capital shares repurchased [ (5,992,199) and (6,492,797) shares, respectively ]	(66,347,540)	(56,373,704)

Total Class B transactions	133,149,730	88,720,818

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	336,255,777	100,883,285

TOTAL INCREASE IN NET ASSETS	392,342,741	133,640,700
NET ASSETS:
Beginning of year	182,917,454	49,276,754

End of year (a)	$575,260,195	$182,917,454

(a) Includes accumulated overdistributed net investment income of	$(1,992,517)	$(591,689)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $165,344,612) (Securities on loan at market value $8,216,333)	$190,012,422
Foreign cash (Cost $65)	85
Receivable for securities sold	1,189,473
Dividends, interest and other receivables	175,409
Receivable from Separate Accounts for Trust shares sold	53,299
Other assets	60

Total assets	191,430,748

LIABILITIES
Collateral held for loaned securities	8,332,681
Payable for securities purchased	1,997,360
Investment management fees payable	123,602
Payable to Separate Accounts for Trust shares redeemed	54,436
Distribution fees payable - Class B	36,193
Administrative fees payable	35,389
Trustees’ fees payable	500
Accrued expenses	43,811

Total liabilities	10,623,972

NET ASSETS	$180,806,776

Net assets were comprised of:
Paid in capital	$155,999,230
Accumulated overdistributed net investment income	(15,372)
Accumulated undistributed net realized gain	155,087
Unrealized appreciation on investments	24,667,831

Net assets	$180,806,776

Class A
Net asset value, offering and redemption price per share, $6,931,509 / 668,197 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.37

Class B
Net asset value, offering and redemption price per share, $173,875,267 / 16,757,185 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.38

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $9,502 foreign withholding tax)	$2,941,089
Interest	68,159
Securities lending (net)	18,299

Total income	3,027,547

EXPENSES
Investment management fees	1,439,971
Distribution fees - Class B	385,222
Administrative fees	383,819
Custodian fees	58,268
Professional fees	47,656
Printing and mailing expenses	19,326
Trustees’ fees	4,879
Miscellaneous	4,162

Gross expenses	2,343,303
Less: Waiver of investment management fees	(194,463)
Fees paid indirectly	(57,584)

Net expenses	2,091,256

NET INVESTMENT INCOME	936,291

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	8,371,688
Foreign currency transactions	(1,527)

Net realized gain	8,370,161

Change in unrealized appreciation on:
Securities	6,208,485
Foreign currency translations	21

Net change in unrealized appreciation	6,208,506

NET REALIZED AND UNREALIZED GAIN	14,578,667

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,514,958

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$936,291	$187,174
Net realized gain on investments and foreign currency transactions	8,370,161	1,031,320
Net change in unrealized appreciation on investments and foreign currency translations	6,208,506	22,518,129

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,514,958	23,736,623

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(80,796)	(17,298)
Class B	(1,622,834)	(152,939)

	(1,703,630)	(170,237)

Distributions from net realized capital gains
Class A	(230,107)	—
Class B	(5,859,032)	—

	(6,089,139)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,792,769)	(170,237)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 317,267 and 418,759 shares, respectively ]	3,208,732	3,690,943
Capital shares issued in reinvestment of dividends and distributions [ 30,448 and 1,789 shares, respectively ]	310,903	17,298
Capital shares repurchased [ (190,027) and (208,228) shares, respectively ]	(1,927,485)	(1,820,455)

Total Class A transactions	1,592,150	1,887,786

Class B
Capital shares sold [ 4,595,107 and 8,447,010 shares, respectively ]	46,250,385	72,915,974
Capital shares issued in reinvestment of dividends and distributions [ 732,478 and 15,807 shares, respectively ]	7,481,866	152,939
Capital shares repurchased [ (2,335,590) and (995,822) shares, respectively ]	(23,466,967)	(8,289,588)

Total Class B transactions	30,265,284	64,779,325

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	31,857,434	66,667,111

TOTAL INCREASE IN NET ASSETS	39,579,623	90,233,497
NET ASSETS:
Beginning of year	141,227,153	50,993,656

End of year (a)	$180,806,776	$141,227,153

(a) Includes accumulated overdistributed net investment income of	$(15,372)	$(15,667)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $ 319,925,989) (Securities on loan at market value $23,256,630)	$382,099,174
Receivable from Separate Accounts for Trust shares sold	1,040,626
Dividends, interest and other receivables	148,514
Receivable for securities sold	24,020
Other assets	37

Total assets	383,312,371

LIABILITIES
Overdraft payable	199
Collateral held for loaned securities	23,687,788
Payable for securities purchased	3,352,205
Investment management fees payable	264,578
Distribution fees payable - Class B	71,530
Administrative fees payable	58,049
Payable to Separate Accounts for Trust shares redeemed	17,789
Trustees’ fees payable	500
Accrued expenses	56,588

Total liabilities	27,509,226

NET ASSETS	$355,803,145

Net assets were comprised of:
Paid in capital	$301,910,751
Accumulated overdistributed net investment income	(17,167)
Accumulated net realized loss	(8,263,624)
Unrealized appreciation on investments	62,173,185

Net assets	$355,803,145

Class A
Net asset value, offering and redemption price per share, $12,165,501 / 1,259,951 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.66

Class B
Net asset value, offering and redemption price per share, $343,637,644 / 35,852,801 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $3,436 foreign withholding tax)	$2,558,470
Interest	72,731
Securities lending (net)	17,398

Total income	2,648,599

EXPENSES
Investment management fees	2,755,027
Distribution fees - Class B	740,338
Administrative fees	606,495
Custodian fees	84,706
Professional fees	50,698
Printing and mailing expenses	37,631
Trustees’ fees	6,914
Miscellaneous	5,707

Gross expenses	4,287,516
Less: Waiver of investment management fees	(184,899)
Fees paid indirectly	(136,482)

Net expenses	3,966,135

NET INVESTMENT LOSS	(1,317,536)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(2,060,635)
Net change in unrealized appreciation on securities	24,496,677

NET REALIZED AND UNREALIZED GAIN	22,436,042

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,118,506

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,317,536)	$(842,333)
Net realized loss on investments	(2,060,635)	(2,746,629)
Net change in unrealized appreciation on investments	24,496,677	45,591,832

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	21,118,506	42,002,870

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 690,336 and 718,109 shares, respectively ]	6,264,942	5,790,908
Capital shares repurchased [ (334,940) and (195,779) shares, respectively ]	(3,049,640)	(1,567,310)

Total Class A transactions	3,215,302	4,223,598

Class B
Capital shares sold [ 13,338,351 and 19,195,128 shares, respectively ]	120,746,801	152,886,458
Capital shares repurchased [ (5,677,053) and (2,130,490) shares, respectively ]	(50,771,432)	(16,833,135)

Total Class B transactions	69,975,369	136,053,323

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	73,190,671	140,276,921

TOTAL INCREASE IN NET ASSETS	94,309,177	182,279,791
NET ASSETS:
Beginning of year	261,493,968	79,214,177

End of year (a)	$355,803,145	$261,493,968

(a) Includes accumulated overdistributed net investment income of	$(17,167)	$(21,861)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $381,736,862) (Securities on loan at market value $17,661,712)	$434,285,305
Cash	6,950
Receivable for securities sold	9,620,471
Receivable from Separate Accounts for Trust shares sold	830,107
Dividends, interest and other receivables	604,160
Other assets	56

Total assets	445,347,049

LIABILITIES
Collateral held for loaned securities	17,974,320
Payable for securities purchased	10,082,086
Payable to Separate Accounts for Trust shares redeemed	407,236
Investment management fees payable	292,400
Distribution fees payable - Class B	83,413
Administrative fees payable	64,837
Trustees’ fees payable	500
Accrued expenses	58,507

Total liabilities	28,963,299

NET ASSETS	$416,383,750

Net assets were comprised of:
Paid in capital	$360,578,093
Accumulated undistributed net investment income	189,629
Accumulated undistributed net realized gain	3,065,631
Unrealized appreciation on investments	52,550,397

Net assets	$416,383,750

Class A
Net asset value, offering and redemption price per share, $9,757,652 / 888,059 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.99

Class B
Net asset value, offering and redemption price per share, $406,626,098 / 37,003,373 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$7,886,729
Interest	97,266
Securities lending (net)	18,093

Total income	8,002,088

EXPENSES
Investment management fees	2,942,131
Distribution fees - Class B	798,969
Administrative fees	636,909
Custodian fees	84,175
Professional fees	51,180
Printing and mailing expenses	43,584
Trustees’ fees	7,257
Miscellaneous	5,538

Gross expenses	4,569,743
Less: Waiver of investment management fees	(178,587)
Fees paid indirectly	(456,354)

Net expenses	3,934,802

NET INVESTMENT INCOME	4,067,286

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	22,894,568
Foreign currency transactions	178

Net realized gain	22,894,746

Change in unrealized appreciation on:
Securities	21,432,413
Foreign currency translations	1,609

Net change in unrealized appreciation	21,434,022

NET REALIZED AND UNREALIZED GAIN	44,328,768

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,396,054

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,067,286	$1,178,196
Net realized gain on investments and foreign currency transactions	22,894,746	11,131,074
Net change in unrealized appreciation on investments and foreign currency translations	21,434,022	35,987,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	48,396,054	48,296,687

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(113,306)	(38,524)
Class B	(3,742,276)	(1,169,367)

	(3,855,582)	(1,207,891)

Distributions from net realized capital gains
Class A	(507,644)	(67,722)
Class B	(21,460,064)	(3,138,149)

	(21,967,708)	(3,205,871)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(25,823,290)	(4,413,762)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 692,669 and 421,927 shares, respectively ]	7,369,139	3,869,421
Capital shares issued in reinvestment of dividends and distributions [ 57,697 and 10,588 shares, respectively ]	620,950	106,246
Capital shares repurchased [ (446,000) and (142,512) shares, respectively ]	(4,724,010)	(1,262,081)

Total Class A transactions	3,266,079	2,713,586

Class B
Capital shares sold [ 15,347,526 and 15,696,764 shares, respectively ]	162,686,938	141,070,691
Capital shares issued in reinvestment of dividends and distributions [ 2,342,372 and 429,226 shares, respectively ]	25,202,340	4,307,516
Capital shares repurchased [ (5,638,660) and (1,949,020) shares, respectively ]	(59,803,552)	(17,896,313)

Total Class B transactions	128,085,726	127,481,894

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	131,351,805	130,195,480

TOTAL INCREASE IN NET ASSETS	153,924,569	174,078,405
NET ASSETS:
Beginning of year	262,459,181	88,380,776

End of year (a)	$416,383,750	$262,459,181

(a) Includes accumulated undistributed (overdistributed) net investment income of	$189,629	$(22,253)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $881,654,544) (Securities on loan at market value $155,477,189)	$1,029,561,175
Receivable for securities sold	848,021
Receivable from Separate Accounts for Trust shares sold	755,228
Dividends, interest and other receivables	115,046

Total assets	1,031,279,470

LIABILITIES
Collateral held for loaned securities	158,853,371
Payable for securities purchased	6,251,156
Investment management fees payable	780,906
Payable to Separate Accounts for Trust shares redeemed	296,095
Administrative fees payable	121,460
Distribution fees payable - Class B	96,957
Recoupment fees payable	81,210
Trustees’ fees payable	500
Accrued expenses	85,590

Total liabilities	166,567,245

NET ASSETS	$864,712,225

Net assets were comprised of:
Paid in capital	$708,417,989
Accumulated overdistributed net investment income	(19,270)
Accumulated undistributed net realized gain	8,406,875
Unrealized appreciation on investments	147,906,631

Net assets	$864,712,225

Class A
Net asset value, offering and redemption price per share, $395,738,918 / 41,107,731 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.63

Class B
Net asset value, offering and redemption price per share, $468,973,307 / 49,092,105 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $3,822 foreign withholding tax)	$1,941,387
Interest	241,727
Securities lending (net)	244,801

Total income	2,427,915

EXPENSES
Investment management fees	7,561,298
Administrative fees	1,187,463
Distribution fees - Class B	987,542
Recoupment fees	221,432
Custodian fees	153,240
Printing and mailing expenses	67,128
Professional fees	58,855
Trustees’ fees	12,451
Miscellaneous	10,792

Gross expenses	10,260,201
Less: Fees paid indirectly	(695,937)

Net expenses	9,564,264

NET INVESTMENT LOSS	(7,136,349)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	14,031,930
Net change in unrealized appreciation on securities	82,396,228

NET REALIZED AND UNREALIZED GAIN	96,428,158

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,291,809

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(7,136,349)	$(2,687,022)
Net realized gain on investments	14,031,930	33,961,940
Net change in unrealized appreciation on investments	82,396,228	66,212,408

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	89,291,809	97,487,326

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(5,009,545)	(2,862,786)
Class B	(7,082,304)	(3,925,032)

TOTAL DISTRIBUTIONS	(12,091,849)	(6,787,818)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 13,452,804 and 27,296,137 shares, respectively ]	117,198,880	210,872,886
Capital shares issued in reinvestment of distributions [ 579,402 and 333,542 shares, respectively ]	5,009,545	2,862,786
Capital shares repurchased [ (591,341) and (370,937) shares, respectively ]	(5,172,488)	(2,922,105)

Total Class A transactions	117,035,937	210,813,567

Class B
Capital shares sold [ 16,555,498 and 26,816,161 shares, respectively ]	145,163,854	201,432,405
Capital shares issued in reinvestment of distributions [ 824,851 and 459,591 shares, respectively ]	7,082,304	3,925,032
Capital shares repurchased [ (6,730,377) and (2,397,757) shares, respectively ]	(58,451,176)	(17,997,256)

Total Class B transactions	93,794,982	187,360,181

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	210,830,919	398,173,748

TOTAL INCREASE IN NET ASSETS	288,030,879	488,873,256
NET ASSETS:
Beginning of year	576,681,346	87,808,090

End of year (a)	$864,712,225	$576,681,346

(a) Includes accumulated overdistributed net investment income of	$(19,270)	$(22,588)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $1,304,690,784) (Securities on loan at market value $156,861,789)	$1,509,622,078
Cash	66,975
Foreign cash (Cost $1,753)	1,763
Receivable for securities sold	3,714,633
Dividends, interest and other receivables	1,200,660
Receivable from Separate Accounts for Trust shares sold	1,142,796

Total assets	1,515,748,905

LIABILITIES
Collateral held for loaned securities	158,475,687
Payable for securities purchased	14,194,721
Investment management fees payable	1,198,163
Payable to Separate Accounts for Trust shares redeemed	761,603
Recoupment fees payable	208,244
Administrative fees payable	180,918
Distribution fees payable - Class B	103,123
Trustees’ fees payable	500
Accrued expenses	105,987

Total liabilities	175,228,946

NET ASSETS	$1,340,519,959

Net assets were comprised of:
Paid in capital	$1,106,256,880
Accumulated overdistributed net investment income	(283,311)
Accumulated undistributed net realized gain	29,615,573
Unrealized appreciation on investments	204,930,817

Net assets	$1,340,519,959

Class A
Net asset value, offering and redemption price per share, $842,149,521 / 73,336,255 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.48

Class B
Net asset value, offering and redemption price per share, $498,370,438 / 43,749,163 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $72,995 foreign withholding tax)	$14,034,927
Interest	274,257
Securities lending (net)	221,041

Total income	14,530,225

EXPENSES
Investment management fees	11,603,597
Administrative fees	1,749,833
Distribution fees - Class B	1,020,599
Recoupment fees	519,639
Custodian fees	196,704
Printing and mailing expenses	98,752
Professional fees	66,652
Trustees’ fees	17,861
Miscellaneous	14,925

Gross expenses	15,288,562
Less: Fees paid indirectly	(588,737)

Net expenses	14,699,825

NET INVESTMENT LOSS	(169,600)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	90,248,757
Foreign currency transactions	(6,054)

Net realized gain	90,242,703

Change in unrealized appreciation (depreciation) on:
Securities	77,086,325
Foreign currency translations	(1,039)

Net change in unrealized appreciation	77,085,286

NET REALIZED AND UNREALIZED GAIN	167,327,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$167,158,389

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(169,600)	$(125,341)
Net realized gain on investments and foreign currency transactions	90,242,703	21,455,833
Net change in unrealized appreciation on investments and foreign currency translations	77,085,286	131,828,945

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	167,158,389	153,159,437

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(42,213,997)	(2,828,969)
Class B	(25,712,465)	(1,647,599)

TOTAL DISTRIBUTIONS	(67,926,462)	(4,476,568)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 18,364,307 and 51,779,661 shares, respectively ]	199,454,883	462,987,897
Capital shares issued in reinvestment of distributions [ 3,756,129 and 275,005 shares, respectively ]	42,213,997	2,828,969
Capital shares repurchased [ (871,030) and (365,804) shares, respectively ]	(9,476,509)	(3,320,519)

Total Class A transactions	232,192,371	462,496,347

Class B
Capital shares sold [ 16,689,520 and 20,381,911 shares, respectively ]	180,084,412	178,837,667
Capital shares issued in reinvestment of distributions [ 2,306,616 and 160,970 shares, respectively ]	25,712,465	1,647,599
Capital shares repurchased [ (6,006,216) and (2,308,026) shares, respectively ]	(64,997,656)	(19,913,714)

Total Class B transactions	140,799,221	160,571,552

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	372,991,592	623,067,899

TOTAL INCREASE IN NET ASSETS	472,223,519	771,750,768
NET ASSETS:
Beginning of year	868,296,440	96,545,672

End of year (a)	$1,340,519,959	$868,296,440

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(283,311)	$148,787

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments at value (Cost $513,128,874) (Securities on loan at market value $60,019,114)	$572,920,001
Foreign cash (Cost $166,041)	168,215
Receivable for securities sold	11,026,834
Receivable from Separate Accounts for Trust shares sold	496,131
Dividends, interest and other receivables	73,252
Other assets	54

Total assets	584,684,487

LIABILITIES
Collateral held for loaned securities	61,667,495
Payable for securities purchased	8,658,826
Options written, at value (Premiums received $535,638)	579,520
Investment management fees payable	517,902
Recoupment fees payable	240,141
Payable to Separate Accounts for Trust shares redeemed	212,596
Distribution fees payable - Class B	102,369
Administrative fees payable	77,423
Trustees’ fees payable	4,144
Accrued expenses	76,901

Total liabilities	72,137,317

NET ASSETS	$512,547,170

Net assets were comprised of:
Paid in capital	$701,917,784
Accumulated overdistributed net investment income	(33,113)
Accumulated net realized loss	(249,086,877)
Unrealized appreciation on investments	59,749,376

Net assets	$512,547,170

Class A
Net asset value, offering and redemption price per share, $25,939,163 / 2,799,990 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.26

Class B
Net asset value, offering and redemption price per share, $486,608,007 / 52,929,206 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.19

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $857 foreign withholding tax)	$2,518,868
Interest	138,503
Securities lending (net)	96,270

Total income	2,753,641

EXPENSES
Investment management fees	4,147,183
Distribution fees - Class B	816,319
Administrative fees	664,593
Recoupment fees	512,802
Custodian fees	86,210
Professional fees	63,408
Printing and mailing expenses	42,997
Trustees’ fees	7,221
Miscellaneous	3,726

Gross expenses	6,344,459
Less: Fees paid indirectly	(354,580)

Net expenses	5,989,879

NET INVESTMENT LOSS	(3,236,238)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	9,736,413
Options written	(2,346,440)
Foreign currency transactions	(19,034)

Net realized gain	7,370,939

Change in unrealized appreciation (depreciation) on:
Securities	47,830,589
Options written	(43,882)
Foreign currency translations	2,293

Net change in unrealized appreciation	47,789,000

NET REALIZED AND UNREALIZED GAIN	55,159,939

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,923,701

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,236,238)	$(833,206)
Net realized gain on investments and foreign currency transactions	7,370,939	9,576,288
Net change in unrealized appreciation on investments and foreign currency translations	47,789,000	13,999,903

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	51,923,701	22,742,985

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(176,754)	(232,768)
Class B	(3,270,932)	(2,711,737)

TOTAL DISTRIBUTIONS	(3,447,686)	(2,944,505)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,464,460 and 1,259,033 shares, respectively ]	19,579,831	10,141,066
Capital shares issued in connection with the substitution [ 1,783,713 and 0 shares, respectively ]	14,858,572	—
Capital shares issued in reinvestment of distributions [ 20,211 and 27,064 shares, respectively ]	176,754	232,768
Capital shares repurchased [ (1,517,654) and (514,311) shares, respectively ]	(13,115,128)	(4,171,751)

Total Class A transactions	21,500,029	6,202,083

Class B
Capital shares sold [ 16,465,859 and 16,966,022 shares, respectively ]	126,148,742	129,394,684
Capital shares issued in connection with the substitution [ 37,175,180 and 0 shares, respectively ]	307,792,145	—
Capital shares issued in reinvestment of distributions [ 376,352 and 316,897 shares, respectively ]	3,270,932	2,711,737
Capital shares repurchased [ (13,927,870) and (8,263,889) shares, respectively ]	(117,194,899)	(59,086,801)

Total Class B transactions	320,016,920	73,019,620

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	341,516,949	79,221,703

TOTAL INCREASE IN NET ASSETS	389,992,964	99,020,183
NET ASSETS:
Beginning of year	122,554,206	23,534,023

End of year (a)	$512,547,170	$122,554,206

(a) Includes accumulated overdistributed net investment income of	$(33,113)	$(20,560)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.45	$10.00

Income from investment operations:
Net investment income	0.38	0.53
Net realized and unrealized gain on investments	0.28	0.06

Total from investment operations	0.66	0.59

Less distributions:
Dividends from net investment income	(0.30)	(0.14)
Distributions from net realized gains	(0.01)	—

Total dividends and distributions	(0.31)	(0.14)

Net asset value, end of period	$10.80	$10.45

Total return (b)	6.29%	5.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,071	$93
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%
Before waivers and reimbursements (a)	0.51%	9.14%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.50%	12.33	%(l)
Before waivers and reimbursements (a)	3.09%	3.29	%(l)
Portfolio turnover rate	18%	9%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.39

Class B	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.45	$10.00

Income from investment operations:
Net investment income	0.35	0.53
Net realized and unrealized gain on investments	0.28	0.05

Total from investment operations	0.63	0.58

Less distributions:
Dividends from net investment income	(0.27)	(0.13)
Distributions from net realized gains	(0.01)	—

Total dividends and distributions	(0.28)	(0.13)

Net asset value, end of period	$10.80	$10.45

Total return (b)	6.02%	5.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$109,357	$5,986
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%
Before waivers and reimbursements (a)	0.76%	9.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.25%	12.08	%(l)
Before waivers and reimbursements (a)	2.84%	3.04	%(l)
Portfolio turnover rate	18%	9%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.40

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class A	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.66	$10.00

Income from investment operations:
Net investment income	0.33	0.47
Net realized and unrealized gain on investments	0.52	0.33

Total from investment operations	0.85	0.80

Less distributions:
Dividends from net investment income	(0.28)	(0.14)
Distributions from net realized gains	(0.01)	—

Total dividends and distributions	(0.29)	(0.14)

Net asset value, end of period	$11.22	$10.66

Total return (b)	7.96%	8.02%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,403	$225
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%
Before waivers and reimbursements (a)	0.40%	4.23%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.01%	10.64	%(l)
Before waivers and reimbursements (a)	2.71%	6.51	%(l)
Portfolio turnover rate	5%	8%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.18

Class B	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.66	$10.00

Income from investment operations:
Net investment income	0.30	0.46
Net realized and unrealized gain on investments	0.52	0.33

Total from investment operations	0.82	0.79

Less distributions:
Dividends from net investment income	(0.25)	(0.13)
Distributions from net realized gains	(0.01)	—

Total dividends and distributions	(0.26)	(0.13)

Net asset value, end of period	$11.22	$10.66

Total return (b)	7.68%	7.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$214,970	$9,486
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%
Before waivers and reimbursements (a)	0.65%	4.48%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.76%	10.39	%(l)
Before waivers and reimbursements (a)	2.46%	6.26	%(l)
Portfolio turnover rate	5%	8%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.18

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO(e)(f)(k)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004(c)	2003(c)		2002	2001	2000(c)
Net asset value, beginning of year	$14.63	$12.54		$14.52	$15.20	$19.18

Income from investment operations:
Net investment income	0.25	0.33		0.33	0.40	0.60
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.06	2.10		(2.15)	(0.69)	(0.92)

Total from investment operations	1.31	2.43		(1.82)	(0.29)	(0.32)

Less distributions:
Dividends from net investment income	(0.43)	(0.34)		(0.16)	(0.39)	(0.62)
Distributions from realized gains	—	—		—	—	(3.04)

Total dividends and distributions	(0.43)	(0.34)		(0.16)	(0.39)	(3.66)

Net asset value, end of year	$15.51	$14.63		$12.54	$14.52	$15.20

Total return	8.99%	19.40%		(12.52)%	(1.85)%	(1.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,160,074	$3,141,256		$2,908,058	$2,122,401	$1,914,143
Ratio of expenses to average net assets:
After waivers and reimbursements	0.10%	0.42%		0.65%	0.65%	N/A
After waivers, reimbursements and fees paid indirectly	0.09%	0.37%		0.63%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	0.26%	0.49%		0.66%	0.65%	0.59%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.65%	2.42%		1.91%	2.74%	N/A
After waivers, reimbursements and fees paid indirectly	1.66%	2.47%		1.93%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	1.49%	2.35%		1.90%	2.74%	3.17%
Portfolio turnover rate	— %‡	324	%(h)	337%	184%	183%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.01		$— #	$—	N/A

	Year Ended December 31,
Class B	2004(c)	2003(c)		2002	2001	2000(c)
Net asset value, beginning of year	$14.55	$12.47		$14.45	$15.14	$19.15

Income from investment operations:
Net investment income	0.21	0.30		0.26	0.35	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.06	2.08		(2.10)	(0.67)	(0.93)

Total from investment operations	1.27	2.38		(1.84)	(0.32)	(0.38)

Less distributions:
Dividends from net investment income	(0.39)	(0.30)		(0.14)	(0.37)	(0.59)
Distributions from realized gains	—	—		—	—	(3.04)

Total dividends and distributions	(0.39)	(0.30)		(0.14)	(0.37)	(3.63)

Net asset value, end of year	$15.43	$14.55		$12.47	$14.45	$15.14

Total return	8.75%	19.11%		(12.71)%	(2.08)%	(1.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,341,547	$1,261,402		$665,088	$359,212	$41,282
Ratio of expenses to average net assets:
After waivers and reimbursements	0.35%	0.67%		0.90%	0.90%	N/A
After waivers, reimbursements and fees paid indirectly	0.34%	0.62%		0.88%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	0.51%	0.74%		0.91%	0.90%	0.84%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.40%	2.17%		1.66%	3.72%	N/A
After waivers, reimbursements and fees paid indirectly	1.41%	2.22%		1.68%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	1.24%	2.10%		1.65%	3.72%	2.92%
Portfolio turnover rate	— %‡	324	%(h)	337%	184%	183%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.01		$— #	$—	N/A

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class A	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003
Net asset value, beginning of period	$11.17	$10.00

Income from investment operations:
Net investment income	0.26	0.09
Net realized and unrealized gain on investments	1.07	1.17

Total from investment operations	1.33	1.26

Less distributions:
Dividends from net investment income	(0.25)	(0.09)
Distributions from net realized gains	— #	—

Total dividends and distributions	(0.25)	(0.09)

Net asset value, end of period	$12.25	$11.17

Total return (b)	12.00%	12.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,194	$1,179
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%
Before waivers and reimbursements (a)	0.30%	1.87%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.24%	6.91	%(l)
Before waivers and reimbursements (a)	2.04%	5.14	%(l)
Portfolio turnover rate	— %‡	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.02

Class B	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003
Net asset value, beginning of period	$11.17	$10.00

Income from investment operations:
Net investment income	0.23	0.08
Net realized and unrealized gain on investments	1.07	1.17

Total from investment operations	1.30	1.25

Less distributions:
Dividends from net investment income	(0.22)	(0.08)
Distributions from net realized gains	— #	—

Total dividends and distributions	(0.22)	(0.08)

Net asset value, end of period	$12.25	$11.17

Total return (b)	11.71%	12.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,003,694	$28,383
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%
Before waivers and reimbursements (a)	0.55%	2.12%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.99%	6.66	%(l)
Before waivers and reimbursements (a)	1.79%	4.89	%(l)
Portfolio turnover rate	— %‡	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.02

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class A	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$11.26	$10.00

Income from investment operations:
Net investment income	0.11	0.15
Net realized and unrealized gain on investments	1.26	1.16

Total from investment operations	1.37	1.31

Less distributions:
Dividends from net investment income	(0.18)	(0.05)
Distributions from net realized gains	(0.01)	—

Total dividends and distributions	(0.19)	(0.05)

Net asset value, end of period	$12.44	$11.26

Total return (b)	12.15%	13.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,704	$555
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%
Before waivers and reimbursements (a)	0.39%	6.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.91%	3.38	%(l)
Before waivers and reimbursements (a)	0.62%	(2.53	)%(l)
Portfolio turnover rate	2%	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.27

Class B	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$11.26	$10.00

Income from investment operations:
Net investment income	0.08	0.14
Net realized and unrealized gain on investments	1.25	1.16

Total from investment operations	1.33	1.30

Less distributions:
Dividends from net investment income	(0.15)	(0.04)
Distributions from net realized gains	(0.01)	—

Total dividends and distributions	(0.16)	(0.04)

Net asset value, end of period	$12.43	$11.26

Total return (b)	11.78%	12.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$241,623	$7,807
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%
Before waivers and reimbursements (a)	0.64%	6.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.66%	3.13	%(l)
Before waivers and reimbursements (a)	0.37%	(2.78	)%(l)
Portfolio turnover rate	2%	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.27

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO(j)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003	2002	2001(c)	2000(c)
Net asset value, beginning of year	$22.45	$16.29	$22.83	$30.61	$38.01

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.01)	(0.01)	0.11	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.81	6.17	(6.53)	(7.76)	(5.00)

Total from investment operations	2.78	6.16	(6.54)	(7.65)	(4.88)

Less distributions:
Dividends from net investment income	—	—	— #	(0.10)	(0.13)
Distributions from realized gains	—	—	—	(0.03)	(2.39)

Total dividends and distributions	—	—	— #	(0.13)	(2.52)

Net asset value, end of year	$25.23	$22.45	$16.29	$22.83	$30.61

Total return	12.38%	37.90%	(28.68)%	(24.99)%	(13.13)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,485,132	$2,141,844	$1,333,623	$2,179,759	$3,285,884
Ratio of expenses to average net assets:
After fees paid indirectly	0.68%	0.70%	0.66%	N/A	N/A
Before fees paid indirectly	0.80%	0.77%	0.71%	0.69%	0.65	%(g)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.12)%	(0.09)%	(0.11)%	N/A	N/A
Before fees paid indirectly	(0.24)%	(0.16)%	(0.16)%	0.42%	0.35	%(g)
Portfolio turnover rate	111%	119%	112%	195%	151%

	Year Ended December 31,
Class B	2004	2003	2002	2001(c)	2000(c)
Net asset value, beginning of year	$22.22	$16.16	$22.72	$30.46	$37.83

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.06)	(0.07)	0.03	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.77	6.12	(6.49)	(7.70)	(4.99)

Total from investment operations	2.69	6.06	(6.56)	(7.67)	(4.93)

Less distributions:
Dividends from net investment income	—	—	— #	(0.04)	(0.05)
Distributions from realized gains	—	—	—	(0.03)	(2.39)

Total dividends and distributions	—	—	— #	(0.07)	(2.44)

Net asset value, end of year	$24.91	$22.22	$16.16	$22.72	$30.46

Total return	12.11%	37.50%	(28.86)%	(25.18)%	(13.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$258,689	$225,426	$146,909	$219,748	$267,858
Ratio of expenses to average net assets:
After fees paid indirectly	0.93%	0.95%	0.91%	N/A	N/A
Before fees paid indirectly	1.05%	1.02%	0.96%	0.94%	0.90	%(g)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.37)%	(0.34)%	(0.36)%	N/A	N/A
Before fees paid indirectly	(0.49)%	(0.41)%	(0.41)%	0.12%	0.10	%(g)
Portfolio turnover rate	111%	119%	112%	195%	151%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003	2002(c)
Net asset value, beginning of year	$10.42	$10.37	$10.00

Income from investment operations:
Net investment income	0.24	0.24	0.34
Net realized and unrealized gain on investments and foreign currency transactions	0.18	0.18	0.48

Total from investment operations	0.42	0.42	0.82

Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.32)
Distributions from realized gains	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.41)	(0.37)	(0.45)

Net asset value, end of year	$10.43	$10.42	$10.37

Total return	4.13%	4.10%	8.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$944,330	$431,203	$4,614
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.70%	0.70%	0.70%
Before waivers and fees paid indirectly	0.80%	0.86%	1.01%
Ratio of net investment income to average net assets:
After waivers	2.38%	2.23%	3.28%
After waivers and fees paid indirectly	2.38%	2.23%	3.28%
Before waivers and fees paid indirectly	2.28%	2.07%	2.97%
Portfolio turnover rate	767%	633%	536%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.03

	Year Ended December 31,
Class B	2004	2003	2002(c)
Net asset value, beginning of year	$10.41	$10.37	$10.00

Income from investment operations:
Net investment income	0.22	0.20	0.31
Net realized and unrealized gain on investments and foreign currency transactions	0.18	0.19	0.49

Total from investment operations	0.40	0.39	0.80

Less distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)
Distributions from realized gains	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.39)	(0.35)	(0.43)

Net asset value, end of year	$10.42	$10.41	$10.37

Total return	3.87%	3.74%	8.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$781,977	$666,007	$345,589
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.95%	0.95%	0.95%
Before waivers and fees paid indirectly	1.05%	1.11%	1.26%
Ratio of net investment income to average net assets:
After waivers	2.13%	1.98%	3.03%
After waivers and fees paid indirectly	2.13%	1.98%	3.03%
Before waivers and fees paid indirectly	2.03%	1.82%	2.72%
Portfolio turnover rate	767%	633%	536%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.03

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP HEALTH CARE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003(c)	2002(c)
Net asset value, beginning of year	$10.22	$8.02	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.28	2.35	(1.92)

Total from investment operations	1.23	2.29	(1.98)

Less distributions:
Distributions from net realized gains	(0.67)	(0.09)	—

Net asset value, end of year	$10.78	$10.22	$8.02

Total return	12.32%	28.59%	(19.80)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,588	$6,376	$2,506
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.56%	1.59%	1.57%
Before waivers and fees paid indirectly	1.60%	1.68%	2.34%
Ratio of net investment loss to average net assets:
After waivers	(0.59)%	(0.69)%	(0.73)%
After waivers and fees paid indirectly	(0.55)%	(0.68)%	(0.70)%
Before waivers and fees paid indirectly	(0.59)%	(0.77)%	(1.47)%
Portfolio turnover rate	127%	108%	91%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.06

	Year Ended December 31,
Class B	2004	2003(c)	2002(c)
Net asset value, beginning of year	$10.17	$8.01	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.27	2.33	(1.91)

Total from investment operations	1.20	2.25	(1.99)

Less distributions:
Distributions from net realized gains	(0.67)	(0.09)	—

Net asset value, end of year	$10.70	$10.17	$8.01

Total return	12.09%	28.12%	(19.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$270,570	$167,416	$49,826
Ratio of expenses to average net assets:
After waivers	1.85%	1.85%	1.85%
After waivers and fees paid indirectly	1.81%	1.84%	1.82%
Before waivers and fees paid indirectly	1.85%	1.93%	2.59%
Ratio of net investment loss to average net assets:
After waivers	(0.84)%	(0.94)%	(0.98)%
After waivers and fees paid indirectly	(0.80)%	(0.93)%	(0.95)%
Before waivers and fees paid indirectly	(0.84)%	(1.02)%	(1.72)%
Portfolio turnover rate	127%	108%	91%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.06

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP HIGH YIELD PORTFOLIO(i)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004(c)	2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of year	$5.63	$4.82	$5.46	$6.00	$7.43

Income from investment operations:
Net investment income	0.42	0.42	0.48	0.63	0.76
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	0.69	(0.63)	(0.58)	(1.40)

Total from investment operations	0.51	1.11	(0.15)	0.05	(0.64)

Less distributions:
Dividends from net investment income	(0.39)	(0.30)	(0.49)	(0.59)	(0.79)

Net asset value, end of year	$5.75	$5.63	$4.82	$5.46	$6.00

Total return	9.02%	22.97%	(2.72)%	0.89%	(8.65)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$974,088	$784,005	$234,361	$254,910	$263,012
Ratio of expenses to average net assets	0.76%	0.75%	0.69%	0.67%	0.67%
Ratio of net investment income to average net assets	7.20%	7.67%	9.21%	10.15%	10.54%
Portfolio turnover rate	78%	66%	141%	88%	87%

	Year Ended December 31,
Class B	2004(c)	2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of year	$5.59	$4.79	$5.43	$5.97	$7.40

Income from investment operations:
Net investment income.	0.40	0.40	0.47	0.58	0.74
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	0.68	(0.63)	(0.54)	(1.40)

Total from investment operations	0.49	1.08	(0.16)	0.04	(0.66)

Less distributions:
Dividends from net investment income	(0.37)	(0.28)	(0.48)	(0.58)	(0.77)

Net asset value, end of year	$5.71	$5.59	$4.79	$5.43	$5.97

Total return	8.75%	22.54%	(2.96)%	0.66%	(8.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,029,570	$823,114	$330,804	$285,484	$230,916
Ratio of expenses to average net assets	1.01%	1.00%	0.94%	0.92%	0.92%
Ratio of net investment income to average net assets	6.95%	7.42%	8.96%	9.97%	10.28%
Portfolio turnover rate	78%	66%	141%	88%	87%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003	2002(c)
Net asset value, beginning of year	$10.60	$7.93	$10.00

Income from investment operations:
Net investment income	0.09	0.05	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.83	2.69	(2.10)

Total from investment operations	1.92	2.74	(2.07)

Less distributions:
Dividends from net investment income	(0.12)	(0.07)	—
Distributions from realized gains	(0.26)	—	—

Total dividends and distributions	(0.38)	(0.07)	—

Net asset value, end of year	$12.14	$10.60	$7.93

Total return	18.18%	34.64%	(20.70)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$238,906	$16,003	$2,180
Ratio of expenses to average net assets:
After waivers	1.55%	1.55%	1.55%
After waivers and fees paid indirectly	1.50%	1.48%	1.53%
Before waivers and fees paid indirectly	1.55%	1.78%	2.72%
Ratio of net investment income (loss) to average net assets:
After waivers	0.73%	0.45%	0.35%
After waivers and fees paid indirectly	0.78%	0.52%	0.37%
Before waivers and fees paid indirectly	0.73%	0.22%	(0.82)%
Portfolio turnover rate	83%	72%	22%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$0.02	$0.10

	Year Ended December 31,
Class B	2004	2003	2002(c)
Net asset value, beginning of year	$10.58	$7.91	$10.00

Income from investment operations:
Net investment income.	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.82	2.69	(2.10)

Total from investment operations	1.89	2.72	(2.09)

Less distributions:
Dividends from net investment income	(0.09)	(0.05)	—
Distributions from realized gains	(0.26)	—	—

Total dividends and distributions	(0.35)	(0.05)	—

Net asset value, end of year	$12.12	$10.58	$7.91

Total return	17.91%	34.39%	(20.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$336,354	$166,915	$47,097
Ratio of expenses to average net assets:
After waivers	1.80%	1.80%	1.80%
After waivers and fees paid indirectly	1.75%	1.73%	1.78%
Before waivers and fees paid indirectly	1.80%	2.03%	2.97%
Ratio of net investment income (loss) to average net assets:
After waivers	0.48%	0.20%	0.10%
After waivers and fees paid indirectly	0.53%	0.27%	0.12%
Before waivers and fees paid indirectly	0.48%	(0.03)%	(1.07)%
Portfolio turnover rate	83%	72%	22%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$0.02	$0.10

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003	2002(c)
Net asset value, beginning of year	$9.89	$7.73	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.90	2.17	(2.28)

Total from investment operations	0.98	2.20	(2.23)

Less distributions:
Dividends from net investment income	(0.13)	(0.04)	(0.04)
Distributions from realized gains	(0.37)	—	—

Total dividends and distributions	(0.50)	(0.04)	(0.04)

Net asset value, end of year	$10.37	$9.89	$7.73

Total return	9.92%	28.41%	(22.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,932	$5,049	$2,305
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	1.07%	1.07%	1.04%
Before waivers and fees paid indirectly	1.22%	1.42%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers	0.79%	0.42%	0.49%
After waivers and fees paid indirectly	0.82%	0.45%	0.55%
Before waivers and fees paid indirectly	0.67%	0.10%	(0.43)%
Portfolio turnover rate	52%	45%	39%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.03	$0.08

	Year Ended December 31,
Class B	2004	2003	2002(c)
Net asset value, beginning of year	$9.89	$7.73	$10.00

Income (loss) from investment operations:
Net investment income	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.91	2.16	(2.27)

Total from investment operations	0.96	2.17	(2.25)

Less distributions:
Dividends from net investment income	(0.10)	(0.01)	(0.02)
Distributions from realized gains	(0.37)	—	—

Total dividends and distributions	(0.47)	(0.01)	(0.02)

Net asset value, end of year	$10.38	$9.89	$7.73

Total return	9.75%	28.09%	(22.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s).	$173,875	$136,178	$48,689
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.32%	1.32%	1.29%
Before waivers and fees paid indirectly	1.47%	1.67%	2.27%
Ratio of net investment income (loss) to average net assets:
After waivers	0.54%	0.17%	0.24%
After waivers and fees paid indirectly	0.57%	0.20%	0.30%
Before waivers and fees paid indirectly	0.42%	(0.15)%	(0.68)%
Portfolio turnover rate	52%	45%	39%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.03	$0.08

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003	2002(c)
Net asset value, beginning of year	$9.03	$6.90	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.64	2.14	(3.09)

Total from investment operations	0.63	2.13	(3.10)

Net asset value, end of year	$9.66	$9.03	$6.90

Total return	6.98%	30.87%	(31.00)%

Ratios/Supplemental Data:
Net assets, end of year (000’s).	$12,166	$8,168	$2,637
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	1.05%	1.07%	0.96%
Before waivers and fees paid indirectly	1.16%	1.33%	1.84%
Ratio of net investment loss to average net assets:
After waivers	(0.23)%	(0.32)%	(0.31)%
After waivers and fees paid indirectly	(0.18)%	(0.29)%	(0.17)%
Before waivers and fees paid indirectly	(0.29)%	(0.55)%	(1.05)%
Portfolio turnover rate	53%	30%	19%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.01	$0.06

	Year Ended December 31,
Class B	2004	2003	2002(c)
Net asset value, beginning of year	$8.99	$6.88	$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.63	2.14	(3.09)

Total from investment operations	0.59	2.11	(3.12)

Net asset value, end of year	$9.58	$8.99	$6.88

Total return	6.56%	30.67%	(31.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$343,638	$253,326	$76,577
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.30%	1.32%	1.21%
Before waivers and fees paid indirectly	1.41%	1.58%	2.09%
Ratio of net investment loss to average net assets:
After waivers	(0.48)%	(0.57)%	(0.56)%
After waivers and fees paid indirectly	(0.43)%	(0.54)%	(0.42)%
Before waivers and fees paid indirectly	(0.54)%	(0.80)%	(1.30)%
Portfolio turnover rate	53%	30%	19%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.01	$0.05

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003	2002(c)
Net asset value, beginning of year	$10.28	$7.98	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.07	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.36	2.43	(2.05)

Total from investment operations	1.49	2.50	(1.96)

Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.06)
Distributions from realized gains	(0.64)	(0.13)	—

Total dividends and distributions	(0.78)	(0.20)	(0.06)

Net asset value, end of year	$10.99	$10.28	$7.98

Total return	14.71%	31.44%	(19.63)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,758	$5,999	$2,345
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	0.96%	1.03%	0.92%
Before waivers and fees paid indirectly	1.15%	1.33%	1.77%
Ratio of net investment income to average net assets:
After waivers	1.35%	0.92%	0.90%
After waivers and fees paid indirectly	1.49%	0.99%	1.08%
Before waivers and fees paid indirectly	1.30%	0.69%	0.23%
Portfolio turnover rate	99%	135%	129%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.06

	Year Ended December 31,
Class B	2004	2003	2002(c)
Net asset value, beginning of year	$10.28	$7.98	$10.00

Income (loss) from investment operations:
Net investment income.	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	2.43	(2.05)

Total from investment operations	1.46	2.48	(1.98)

Less distributions:
Dividends from net investment income	(0.11)	(0.05)	(0.04)
Distributions from realized gains	(0.64)	(0.13)	—

Total dividends and distributions	(0.75)	(0.18)	(0.04)

Net asset value, end of year	$10.99	$10.28	$7.98

Total return	14.42%	31.11%	(19.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$406,626	$256,460	$86,036
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.21%	1.28%	1.17%
Before waivers and fees paid indirectly	1.40%	1.58%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers	1.10%	0.67%	0.65%
After waivers and fees paid indirectly	1.24%	0.74%	0.83%
Before waivers and fees paid indirectly	1.05%	0.44%	(0.02)%
Portfolio turnover rate	99%	135%	129%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.06

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003	2002(c)
Net asset value, beginning of year	$8.75	$6.30	$10.00

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	1.10	2.58	(3.64)

Total from investment operations	1.04	2.56	(3.70)

Less distributions:
Distributions from net realized gains	(0.16)	(0.11)	—

Net asset value, end of year	$9.63	$8.75	$6.30

Total return	12.04%	40.60%	(37.00)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$395,739	$242,059	$2,571
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.25%	1.21%	1.26%
Before waivers and fees paid indirectly	1.35%	1.45%	2.06%
Ratio of net investment loss to average net assets:
After waivers	(1.00)%	(0.96)%	(0.99)%
After waivers and fees paid indirectly	(0.90)%	(0.82)%	(0.90)%
Before waivers and fees paid indirectly	(1.00)%	(1.06)%	(1.70)%
Portfolio turnover rate	76%	119%	196%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.05

	Year Ended December 31,
Class B	2004	2003	2002(c)
Net asset value, beginning of year	$8.70	$6.28	$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	1.10	2.58	(3.64)

Total from investment operations	1.01	2.53	(3.72)

Less distributions:
Distributions from net realized gains	(0.16)	(0.11)	—

Net asset value, end of year	$9.55	$8.70	$6.28

Total return	11.76%	40.25%	37.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$468,973	$334,622	$85,237
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.50%	1.46%	1.51%
Before waivers and fees paid indirectly	1.60%	1.70%	2.31%
Ratio of net investment loss to average net assets:
After waivers	(1.25)%	(1.21)%	(1.24)%
After waivers and fees paid indirectly	(1.15)%	(1.07)%	(1.15)%
Before waivers and fees paid indirectly	(1.25)%	(1.31)%	(1.95)%
Portfolio turnover rate	76%	119%	196%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.05

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003	2002(c)
Net asset value, beginning of year	$10.50	$7.49	$10.00

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.60	3.06	(2.52)

Total from investment operations	1.61	3.07	(2.51)

Less distributions:
Distributions from realized gains	(0.63)	(0.06)	—

Net asset value, end of year	$11.48	$10.50	$7.49

Total return	15.47%	40.94%	(25.10)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$842,150	$546,951	$2,981
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.29%	1.27%	1.21%
Before waivers and fees paid indirectly	1.35%	1.41%	1.93%
Ratio of net investment income (loss) to average net assets:
After waivers	0.02%	0.01%	0.03%
After waivers and fees paid indirectly	0.08%	0.09%	0.17%
Before waivers and fees paid indirectly	0.02%	(0.05)%	(0.55)%
Portfolio turnover rate	61%	63%	88%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$0.01	$0.05

	Year Ended December 31,
Class B	2004	2003	2002(c)
Net asset value, beginning of year	$10.45	$7.47	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.59	3.05	(2.52)

Total from investment operations	1.57	3.04	(2.53)

Less distributions:
Distributions from realized gains	(0.63)	(0.06)	—

Net asset value, end of year	$11.39	$10.45	$7.47

Total return	15.16%	40.64%	(25.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$498,370	$321,345	$93,565
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.54%	1.52%	1.46%
Before waivers and fees paid indirectly	1.60%	1.66%	2.18%
Ratio of net investment loss to average net assets:
After waivers	(0.23)%	(0.24)%	(0.22)%
After waivers and fees paid indirectly	(0.17)%	(0.16)%	(0.08)%
Before waivers and fees paid indirectly	(0.23)%	(0.30)%	(0.80)%
Portfolio turnover rate	61%	63%	88%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.05

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2004	2003	2002(c)
Net asset value, beginning of year	$8.87	$5.76	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.50	3.38	(4.16)

Total from investment operations	0.45	3.33	(4.24)

Less distributions:
Distributions from realized gains	(0.06)	(0.22)	—

Net asset value, end of year	$9.26	$8.87	$5.76

Total return	5.25%	58.24%	(42.50)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,939	$9,303	$1,597
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.50%	1.45%	1.48%
Before waivers and fees paid indirectly	1.60%	2.03%	3.52%
Ratio of net investment loss to average net assets:
After waivers	(0.80)%	(1.35)%	(1.29)%
After waivers and fees paid indirectly	(0.70)%	(1.20)%	(1.17)%
Before waivers and fees paid indirectly	(0.80)%	(1.78)%	(3.21)%
Portfolio turnover rate	160%	169%	154%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.02	$0.13

	Year Ended December 31,
Class B	2004	2003	2002(c)
Net asset value, beginning of year	$8.82	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss.	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.49	3.36	(4.17)

Total from investment operations	0.43	3.30	(4.26)

Less distributions:
Distributions from realized gains	(0.06)	(0.22)	—

Net asset value, end of year	$9.19	$8.82	$5.74

Total return	5.05%	57.64%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$486,608	$113,251	$21,937
Ratio of expenses to average net assets:
After waivers	1.85%	1.85%	1.85%
After waivers and fees paid indirectly	1.75%	1.70%	1.73%
Before waivers and fees paid indirectly	1.85%	2.28%	3.77%
Ratio of net investment loss to average net assets:
After waivers	(1.05)%	(1.60)%	(1.54)%
After waivers and fees paid indirectly	(0.95)%	(1.45)%	(1.42)%
Before waivers and fees paid indirectly	(1.05)%	(2.03)%	(3.46)%
Portfolio turnover rate	160%	169%	154%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.02	$0.13

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

FINANCIAL HIGHLIGHTS — (Concluded)

*	Commencement of operations.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on monthly average shares outstanding.
(e)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Balanced Portfolio.
(f)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Balanced Portfolio.
(g)	Reflects overall fund ratios for investment income and non-class specific expense.
(h)	Reflects purchases and sales from change in investment strategy due to reorganization.
(i)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/High Yield Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/High Yield Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/High Yield Portfolio from January 1, 2003 through August 14, 2003.
(j)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Aggressive Stock Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/Aggressive Stock Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Aggressive Stock Portfolio from January 1, 2003 through August 14, 2003.
(k)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Balanced Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/Balanced Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Balanced Portfolio from January 1, 2003 through August 14, 2003.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

Note 1 Organization and Selected Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware business trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with nine diversified Portfolios and seven non-diversified Portfolios (each a “Portfolio”). The non-diversified Portfolios are: AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio, AXA Aggressive Allocation Portfolio, AXA Premier VIP Health Care Portfolio, and AXA Premier VIP Technology Portfolio. The investment manager to each Portfolio is AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) (“Equitable” or the “Manager”). The day-to-day portfolio management of each Portfolio, other than the AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio (“AXA Allocation Portfolios”), is provided by one or more investment sub-advisers (each an “Adviser”). On July 31, 2003, Equitable contributed $100,000 in seed capital to each of the AXA Allocation Portfolios except the AXA Moderate Allocation Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

The AXA Allocation Portfolios are types of mutual funds often described as “fund of funds.” Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds managed by Equitable.

All of the Portfolios, except the AXA Allocation Portfolios, employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets.

The Trust has the right to issue two classes of shares, Class A and Class B. The Class B shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by Equitable, an indirect wholly-owned subsidiary of AXA, and AXA Life and Annuity Company (“ALAC”), as well as insurance companies that are not affiliated with Equitable or ALAC and to The Investment Plan for Employees, Managers and Agents. The Investment Plan for Employees, Managers and Agents is the primary shareholder of Class A for all of the Portfolios except the AXA Allocation Portfolios, AXA Premier VIP High Yield Portfolio and AXA Premier VIP Aggressive Equity Portfolio.

The investment objectives of each Portfolio are as follows:

AXA Conservative Allocation Portfolio — Seeks to achieve a high level of current income.

AXA Conservative-Plus Allocation Portfolio — Seeks to achieve current income and growth of capital, with a greater emphasis on current income.

AXA Moderate Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income.

AXA Moderate-Plus Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

AXA Aggressive Allocation Portfolio — Seeks to achieve long-term capital appreciation.

AXA Premier VIP Aggressive Equity Portfolio (advised by Alliance Capital Management L.P. (“Alliance”)(an affiliate of Equitable), Marsico Capital Management LLC (“Marsico”), MFS Investment Management (“MFS”) and Provident Investment Counsel, Inc. (“Provident”)) — Seeks to achieve long-term growth of capital.

AXA Premier VIP Core Bond Portfolio (advised by BlackRock Advisors, Inc. and Pacific Investment Management Company LLC (“PIMCO”)) — Seeks to achieve a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

AXA Premier VIP Health Care Portfolio (advised by A I M Capital Management, Inc., RCM Capital Management LLC (“RCM”) and Wellington Management Company, LLP (“Wellington”)) — Seeks to achieve long-term growth of capital.

AXA Premier VIP High Yield Portfolio (advised by Alliance and PIMCO) — Seeks to achieve high total return through a combination of current income and capital appreciation.

AXA Premier VIP International Equity Portfolio (advised by Alliance (Bernstein Unit), J.P. Morgan Investment Management Inc. (“JPMIM”) and Marsico) — Seeks to achieve long-term growth of capital. Effective December 13, 2004, JPMIM replaced Bank of Ireland Asset Management (U.S.) Limited as an Adviser for the AXA Premier VIP International Equity Portfolio.

AXA Premier VIP Large Cap Core Equity Portfolio (advised by Alliance (Bernstein Unit), Janus Capital Management LLC and Thornburg Investment Management, Inc.) — Seeks to achieve long-term growth of capital.

AXA Premier VIP Large Cap Growth Portfolio (advised by Alliance, RCM and TCW Investment Management Company (“TCW”)) — Seeks to achieve long-term growth of capital.

AXA Premier VIP Large Cap Value Portfolio (advised by Alliance, Institutional Capital Corporation and MFS) — Seeks to achieve long-term growth of capital.

AXA Premier VIP Small/Mid Cap Growth Portfolio (advised by Alliance, Provident and Franklin Advisers, Inc.) — Seeks to achieve long-term growth of capital.

AXA Premier VIP Small/Mid Cap Value Portfolio (advised by AXA Rosenberg Investment Management LLC (an affiliate of Equitable), Wellington and TCW) — Seeks to achieve long-term growth of capital.

AXA Premier VIP Technology Portfolio (advised by RCM, Firsthand Capital Management, Inc. and Wellington) — Seeks to achieve long-term growth of capital.

The following is a summary of the selected significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days, are valued at representative quoted prices.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value under the direction of the Trustees.

Investments in the AXA Allocation Portfolios are valued based on the net asset value per share of each underlying fund, which follow the policies as described above.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities - at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses - at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2004 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
AXA Conservative Allocation	$919,583	$(919,583)	$—
AXA Conservative-Plus Allocation	1,942,230	(1,942,230)	—
AXA Moderate Allocation	67,892,767	(67,892,767)	—
AXA Moderate-Plus Allocation	9,719,942	(9,719,942)	—
AXA Aggressive Allocation	2,132,938	(2,132,938)	—
AXA Premier VIP Aggressive Equity	3,532,725	368,140	(3,900,865)
AXA Premier VIP Core Bond	3,611,327	(3,610,510)	(817)
AXA Premier VIP Health Care	1,843,466	(2,363,058)	519,592
AXA Premier VIP High Yield	(1,338,589)	1,338,589	—
AXA Premier VIP International Equity	784,499	(781,950)	(2,549)
AXA Premier VIP Large Cap Core Equity	767,634	(767,274)	(360)
AXA Premier VIP Large Cap Growth	1,322,230	—	(1,322,230)
AXA Premier VIP Large Cap Value	178	(178)	—
AXA Premier VIP Small/Mid Cap Growth	7,139,667	(3,398,884)	(3,740,783)
AXA Premier VIP Small/Mid Cap Value	(262,498)	244,489	18,009
AXA Premier VIP Technology	3,223,685	(254,740,726)	251,517,041

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2004 to December 31, 2004, the Portfolios elected to defer until January 1, 2005 for U.S. Federal income tax purposes net capital and net currency losses.

Portfolios:	Net Currency Loss	Net Capital Loss
AXA Conservative Allocation	$—	$—
AXA Conservative-Plus Allocation	—	—
AXA Moderate Allocation	—	—
AXA Moderate-Plus Allocation	—	—
AXA Aggressive Allocation	—	—
AXA Premier VIP Aggressive Equity	—	—
AXA Premier VIP Core Bond	—	1,630,106
AXA Premier VIP Health Care	—	—
AXA Premier VIP High Yield	1,394,044	—
AXA Premier VIP International Equity	—	—
AXA Premier VIP Large Cap Core Equity	206	—
AXA Premier VIP Large Cap Growth	—	307,029
AXA Premier VIP Large Cap Value	653	—
AXA Premier VIP Small/Mid Cap Growth	—	—
AXA Premier VIP Small/Mid Cap Value	699	—
AXA Premier VIP Technology	18,913	—

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Fees Paid Indirectly:

For all Portfolios, the Board of Trustees has approved the payment of certain Trust expenses using brokerage service arrangements. These payments are reflected on the Statements of Operations. For the year ended December 31, 2004, several Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
AXA Moderate Allocation	$27,808
AXA Premier VIP Aggressive Equity	1,846,159
AXA Premier VIP Health Care	60,934
AXA Premier VIP International Equity	122,646
AXA Premier VIP Large Cap Core Equity	33,835
AXA Premier VIP Large Cap Growth	102,332
AXA Premier VIP Large Cap Value	381,744
AXA Premier VIP Small/Mid Cap Growth	486,598
AXA Premier VIP Small/Mid Cap Value	414,146
AXA Premier VIP Technology	359,599

In 2004, the Trust terminated its brokerage recognition payment program and amounts accrued and unpaid or previously paid for brokerage recognition purposes were credited to certain Portfolios of the Trust for expense reduction purposes. These voluntary, non-recurring credits are reflected on the Statements of Operations.

Portfolios:	Amount
AXA Moderate Allocation*	$635,576
AXA Premier VIP Aggressive Equity	1,098,735
AXA Premier VIP Core Bond	536
AXA Premier VIP Health Care	21,726
AXA Premier VIP International Equity	32,858
AXA Premier VIP Large Cap Core Equity	23,749
AXA Premier VIP Large Cap Growth	34,150
AXA Premier VIP Large Cap Value	74,610
AXA Premier VIP Small/Mid Cap Growth	209,339
AXA Premier VIP Small/Mid Cap Value	174,591
AXA Premier VIP Technology	329,699
* Credit received is attributable to predecessor Portfolio (EQ/Balanced Portfolio).

Securities Lending:

For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank (“JPMorgan”), acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2004, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan and is summarized in the Portfolio of Investments. Each Portfolio has an individual interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Portfolios, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Not more than 10% of a Portfolio’s net assets may be held as collateral for short sales against the box at any one time. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts and options on futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and options on futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at December 31, 2004.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

The Trust has entered into two separate investment management agreements (the “Management Agreements”) with Equitable. The Management Agreement for the Portfolios (other than the AXA Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio: (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters: (v) oversee the Trust’s compliance with various federal and state

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the AXA Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying portfolios in which to invest and the appropriate allocations for each of the AXA Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2004, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
AXA Conservative Allocation	0.10% of average daily net assets
AXA Conservative-Plus Allocation	0.10% of average daily net assets
AXA Moderate Allocation	0.10% of average daily net assets
AXA Moderate-Plus Allocation	0.10% of average daily net assets
AXA Aggressive Allocation	0.10% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $1.5 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
AXA Premier VIP Core Bond*	0.600%	0.575%	0.550%	0.525%	0.500%

	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Premier VIP Aggressive Equity*	0.650%	0.600%	0.575%	0.550%	0.525%
AXA Premier VIP Health Care*	1.200	1.150	1.125	1.100	1.075
AXA Premier VIP International Equity*	1.050	1.000	0.975	0.950	0.925
AXA Premier VIP Large Cap Core Equity*	0.900	0.850	0.825	0.800	0.775
AXA Premier VIP Large Cap Growth*	0.900	0.850	0.825	0.800	0.775
AXA Premier VIP Large Cap Value*	0.900	0.850	0.825	0.800	0.775
AXA Premier VIP Small/Mid Cap Growth*.	1.100	1.050	1.025	1.000	0.975
AXA Premier VIP Small/Mid Cap Value*	1.100	1.050	1.025	1.000	0.975
AXA Premier VIP Technology*	1.200	1.150	1.125	1.100	1.075

	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
AXA Premier VIP High Yield	0.600%	0.575%	0.550%	0.530%	0.520%

*	Prior to September 1, 2004, the management fee was calculated daily and payable monthly as follows:

Portfolios:	Management Fee
AXA Premier VIP Core Bond	0.60% of average daily net assets
AXA Premier VIP Health Care	1.20% of average daily net assets
AXA Premier VIP International Equity	1.05% of average daily net assets
AXA Premier VIP Large Cap Core Equity	0.90% of average daily net assets
AXA Premier VIP Large Cap Growth	0.90% of average daily net assets
AXA Premier VIP Large Cap Value	0.90% of average daily net assets
AXA Premier VIP Small/Mid Cap Growth	1.10% of average daily net assets
AXA Premier VIP Small/Mid Cap Value	1.10% of average daily net assets
AXA Premier VIP Technology	1.20% of average daily net assets

On behalf of the Trust, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

Pursuant to an administrative agreement, Equitable (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per Portfolio and an additional $35,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

Pursuant to a sub-administration arrangement with Equitable, J.P. Morgan Investors Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4 Custody Fees

JPMorgan, an affiliate of J.P. Morgan Investors Services Co., serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5 Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”), both indirect wholly-owned subsidiaries of Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class A and Class B shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the Trust (“Distribution Plan”). The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average daily net assets attributable to the Trust’s Class B shares for which it provides service. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class B shares. The Trust’s Class A shares are not subject to such fees.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Note 6 Expense Limitation

Pursuant to a contract, Equitable has agreed to make payments or waive its fees to limit the expenses of each Portfolio through April 30, 2005 (“Expense Reimbursement Agreement”). Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense ratio cap. If the actual expense ratio is less than the expense cap and Equitable has recouped any eligible previous payments and waivers made, the Portfolio will be charged such lower expenses. The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class B Distribution Plan) for each Portfolio are limited to:

Portfolios:
AXA Conservative Allocation	0.10%
AXA Conservative-Plus Allocation	0.10%
AXA Moderate Allocation	0.10%
AXA Moderate-Plus Allocation	0.10%
AXA Aggressive Allocation	0.10%
AXA Premier VIP Core Bond	0.70%
AXA Premier VIP Health Care	1.60%
AXA Premier VIP International Equity	1.55%
AXA Premier VIP Large Cap Core Equity	1.10%
AXA Premier VIP Large Cap Growth	1.10%
AXA Premier VIP Large Cap Value	1.10%
AXA Premier VIP Small/Mid Cap Growth	1.35%
AXA Premier VIP Small/Mid Cap Value	1.35%
AXA Premier VIP Technology	1.60%

During the year ended December 31, 2004, the Manager received $1,270,650 in reimbursement. At December 31, 2004, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

	Amount Eligible through			Total Eligible for Reimbursement
Portfolios:	2005	2006	2007
AXA Conservative Allocation	$—	$37,420	$209,274	$246,694
AXA Conservative-Plus Allocation	—	38,850	290,018	328,868
AXA Moderate Allocation	—	3,080,787	7,543,344	10,624,131
AXA Moderate-Plus Allocation	—	42,615	801,029	843,644
AXA Aggressive Allocation	—	37,956	309,575	347,531
AXA Premier VIP Core Bond	467,915	1,112,891	1,360,744	2,941,550
AXA Premier VIP Health Care	—	68,886	—	68,886
AXA Premier VIP International Equity	—	75,119	—	75,119
AXA Premier VIP Large Cap Core Equity	247,010	286,565	194,463	728,038
AXA Premier VIP Large Cap Growth	291,043	356,211	184,899	832,153
AXA Premier VIP Large Cap Value	299,504	360,659	178,587	838,750
AXA Premier VIP Small/Mid Cap Growth	95,834	272,410	—	368,244
AXA Premier VIP Small/Mid Cap Value	—	17,852	—	17,852

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

The AXA Allocation Portfolios invest exclusively in shares of other mutual funds (the “Underlying Portfolios”) managed by Equitable. Therefore, each AXA Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average net assets) incurred indirectly in connection with each AXA Allocation Portfolio’s investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
AXA Conservative Allocation	0.70% to 0.95%
AXA Conservative-Plus Allocation	0.75% to 1.00%
AXA Moderate Allocation	0.80% to 1.05%
AXA Moderate-Plus Allocation	0.95% to 1.20%
AXA Aggressive Allocation	0.95% to 1.20%

Thus, the net expense ratio of the Class A shares and the Class B shares of each AXA Allocation Portfolio, including the AXA Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolios:	Class A	Class B
AXA Conservative Allocation	0.80% to 1.05%	1.05% to 1.30%
AXA Conservative-Plus Allocation	0.85% to 1.10%	1.10% to 1.35%
AXA Moderate Allocation	0.90% to 1.15%	1.15% to 1.40%
AXA Moderate-Plus Allocation	1.05% to 1.30%	1.30% to 1.55%
AXA Aggressive Allocation	1.05% to 1.30%	1.30% to 1.55%

Absent this arrangement, the total expense ratio of the Class A shares and the Class B shares of each AXA Allocation Portfolio would range from:

Portfolios:	Class A	Class B
AXA Conservative Allocation	1.21% to 1.46%	1.46% to 1.71%
AXA Conservative-Plus Allocation	1.15% to 1.40%	1.40% to 1.65%
AXA Moderate Allocation	1.06% to 1.31%	1.31% to 1.56%
AXA Moderate-Plus Allocation	1.25% to 1.50%	1.50% to 1.75%
AXA Aggressive Allocation	1.34% to 1.59%	1.59% to 1.84%

This information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

Note 7 Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2004, the total amount deferred by the Trustees participating in the Plan was $212,209.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2004

Note 8 Percentage of Ownership

At December 31, 2004, Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
AXA Conservative Allocation	0.34%
AXA Conservative-Plus Allocation	0.19
AXA Moderate Allocation	0.07
AXA Moderate-Plus Allocation	0.04
AXA Aggressive Allocation	0.16
AXA Premier VIP Aggressive Equity	0.08
AXA Premier VIP Core Bond	0.05
AXA Premier VIP Health Care	0.62
AXA Premier VIP High Yield	0.10
AXA Premier VIP International Equity	0.18
AXA Premier VIP Large Cap Core Equity	4.09
AXA Premier VIP Large Cap Growth	1.86
AXA Premier VIP Large Cap Value	0.44
AXA Premier VIP Small/Mid Cap Growth	1.38
AXA Premier VIP Small/Mid Cap Value	0.11
AXA Premier VIP Technology	1.48

The following table represents the percentage of ownership that each AXA Allocation Portfolio has in the Underlying Porfolios’ net assets as of December 31, 2004.

Portfolios:	AXA Conservative Allocation	AXA Conservative Plus Allocation	AXA Moderate Allocation	AXA Moderate Plus Allocation	AXA Aggressive Allocation
AXA Premier VIP Aggressive Equity	0.28%	0.84%	21.89%	3.93%	1.74%
AXA Premier VIP Core Bond	3.30	4.52	37.79	7.23	1.00
AXA Premier VIP High Yield	0.56	1.08	27.11	2.45	—
AXA Premier VIP International Equity	—	—	—	34.08	4.94
AXA Premier VIP Small Mid/Cap Growth	0.35	1.32	33.63	5.98	2.89
AXA Premier VIP Small Mid/Cap Value	0.33	1.27	51.25	7.21	1.74
EQ/Alliance Premier Growth	0.13	0.43	32.67	1.55	0.85
EQ/Alliance Quality Bond	0.93	1.27	61.61	2.03	0.28
EQ/Capital Guardian International	—	—	—	9.47	1.39
EQ/Lazard Small Cap Value	0.11	0.43	17.29	2.45	0.59
EQ/Marsico Focus	0.31	0.94	23.45	4.36	1.94
EQ/Mercury Basic Value Equity	—	0.53	20.63	7.16	1.73

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Concluded)

December 31, 2004

Note 9 Substitution and Reorganization Transactions

After the close of business on May 14, 2004, AXA Premier VIP Technology Portfolio acquired the net assets of the EQ/Technology Portfolio, pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 1,783,713 Class A shares and 37,175,180 Class B shares of AXA Premier VIP Technology Portfolio (valued at $14,858,572 and $307,792,145, respectively) for the 3,610,198 Class IA shares and 75,587,326 Class IB shares of EQ/Technology Portfolio outstanding on May 14, 2004. EQ/Technology Portfolio’s net assets at that date ($322,650,717) were combined with those of AXA Premier VIP Technology Portfolio. The aggregate net assets of AXA Premier VIP Technology Portfolio and EQ/Technology Portfolio immediately before the reorganizations were $136,349,958 and $322,650,717, respectively, resulting in combined net assets of $459,000,675.

After the close of business on August 15, 2003, AXA Premier VIP High Yield Portfolio acquired the net assets of the EQ/High Yield Portfolio, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 49,182,935 Class A shares and 112,092,210 Class B shares of AXA Premier VIP High Yield Portfolio (valued at $264,158,373 and $597,267,703, respectively) for the Class IA shares and Class IB shares of EQ/High Yield Portfolio outstanding on August 15, 2003. EQ/High Yield Portfolio’s net assets at that date ($861,426,076), including $9,574,627 of unrealized depreciation, were combined with those of AXA Premier VIP High Yield Portfolio.

After the close of business on August 15, 2003, AXA Premier VIP Aggressive Equity Portfolio acquired the net assets of the EQ/Aggressive Stock Portfolio, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 77,013,768 Class A shares and 9,510,717 Class B shares of AXA Premier VIP Aggressive Equity Portfolio (valued at $1,506,420,173 and $184,359,553, respectively) for the Class IA shares and Class IB shares of EQ/Aggressive Stock Portfolio outstanding on August 15, 2003. EQ/Aggressive Stock Portfolio’s net assets at that date ($1,690,779,726), including $203,152,644 of unrealized appreciation, were combined with those of AXA Premier VIP Aggressive Equity Portfolio.

After the close of business on August 15, 2003, AXA Moderate Allocation Portfolio acquired the net assets of the EQ/Balanced Portfolio, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 216,914,349 Class A shares and 68,699,159 Class B shares of AXA Moderate Allocation Portfolio (valued at $2,954,210,854 and $928,926,394, respectively) for the Class IA shares and Class IB shares of EQ/Balanced Portfolio outstanding on August 15, 2003. EQ/Balanced Portfolio’s net assets at that date ($3,883,137,248), including $30,172,870 of unrealized appreciation, were combined with those of AXA Moderate Allocation Portfolio.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AXA Premier VIP Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 16 portfolios constituting AXA Premier VIP Trust (the “Trust”) at December 31, 2004, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 14, 2005

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2004, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA Conservative Allocation Portfolio	1.47%	$—	$—	$29,176
AXA Conservative-Plus Allocation Portfolio.	5.72	—	—	70,481
AXA Moderate Allocation Portfolio	37.78	—	—	—
AXA Moderate-Plus Allocation Portfolio.	13.60	—	—	227,967
AXA Aggressive Allocation Portfolio	20.43	—	—	66,652
AXA Premier VIP Aggressive Equity Portfolio.	—	—	—	—
AXA Premier VIP Core Bond Portfolio	—	—	—	8,658,569
AXA Premier VIP Health Care Portfolio	12.53	—	—	6,963,000
AXA Premier VIP High Yield Portfolio	0.22	—	—	—
AXA Premier VIP International Equity Portfolio	—	768,731	8,256,325	5,211,383
AXA Premier VIP Large Cap Core Equity Portfolio	79.21	—	—	4,359,522
AXA Premier VIP Large Cap Growth Portfolio	—	—	—	—
AXA Premier VIP Large Cap Value Portfolio	32.24	—	—	3,559,164
AXA Premier VIP Small/Mid Cap Growth Portfolio	—	—	—	1,930,126
AXA Premier VIP Small/Mid Cap Value Portfolio	23.42	—	—	23,871,292
AXA Premier VIP Technology Portfolio	—	—	—	—

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (46)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present.	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Captial Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	127	None
Independent Trustees

Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York (53)	Trustee	From November 2001 to present	Co-founder and director of Weichert Enterprise, a private and public equity market investment firm; co-founder of Excelsior Ventures Management, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	30	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (Continued)

Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York (58)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial Counseling firm in the United States.	30	None

Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York (47)	Trustee	From November 2001 to present	Since April 2003, Managing Director of Blaylock Abacus Asset Management, Inc.; prior thereto, founder, Chief Investment Officer and Managing Director of Abacus Financial Group, a manager of fixed income portfolios for institutional clients.	30	None

Rayman Louis Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York (57)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	30	None

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Steven M. Joenk 1290 Avenue of the Americas, New York, New York (46)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present: Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Captial Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (49)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (43)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.; from October 1999 to February 2001, Assistant Vice President of AXA Financial.

Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (47)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial. Prior thereto, an Investment Systems Development Analyst with TIAA-CREF.

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (43)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas, New York, New York (37)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and AXA Equitable.

Andrew S. Novak, Esq. 1290 Avenue of the Americas, New York, New York (36)	Assistant Secretary	From September 2002 to present	From May 2003 to present, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel of AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.

Joseph J. Paolo 1290 Avenue of the Americas, New York, New York (34)	Chief Compliance Officer	From September 2004 to present; Compliance Officer from September 2002 to September 2004	From March 2004 to present, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Funds Management Group; from May 2002 to March 2004, Assistant Vice President and Compliance Director of AXA Financial and AXA Equitable; from February 2001 to May 2002 , Compliance Officer of AXA Financial and AXA Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators” and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 10(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Gerald C. Crotty and Barry Hamerling each serve on its audit committee as an “audit committee financial expert” as defined in Item 3. Messrs. Crotty and Hamerling are each considered to be “independent” for purposes of Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2004: $328,785 and fiscal year 2003: $458,130

(b)	Audit-Related Fees for fiscal year 2004: $0 and fiscal year 2003: $0

(c)	Tax Fees for fiscal year 2004: $107,650 and fiscal year 2003: $46,150

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2004: $0 and fiscal year 2003: $0

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. With respect to audit fees, the audit committee also pre-approves an additional amount above the pre-approved amount to allow for unanticipated scope extensions and overruns. Any audit amounts in excess of the pre-approved amounts must be approved by the audit committee or its delegate prior to payment. The audit committee chair also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2004: $4,538,335

For fiscal year 2003: $2,132,267

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Disclosures.

(a)	The registrant’s certifying officers have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report and have determined such controls and procedures to be reasonably designed to achieve the purposes described in Rule 30a-3(c) under the Investment Company Act of 1940.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s code of ethics required by Item 2 is filed herewith.

(a)(2)	Certifications required by Item 12(a)(2) are filed herewith.

(a)(3)	Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – not applicable.

(b)	Certifications required by Item 12(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXA Premier VIP Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
February 28, 2005

/s/ Kenneth T. Kozlowski
Kenneth T. Kozlowski
Chief Financial Officer
February 28, 2005